                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                 ----------------------------------------------

                           MET INVESTORS SERIES TRUST
  ----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
  ----------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

   (Name and Address of Agent for Service)                  Copy to:

             Elizabeth M. Forget                     Robert N. Hickey, Esq.
          -------------------------                 Sullivan & Worcester LLP
                  President                           1666 K Street, N.W.
         Met Investors Series Trust                  Washington, D.C. 20006
  22 Corporate Plaza Drive, Newport Beach,
              California 92660


       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2005

Item 1: Reports to Shareholders.

                          MET INVESTORS SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                        RCM Global Technology Portfolio
                   (formerly PIMCO PEA Innovation Portfolio)
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio
                         Van Kampen Comstock Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2005

--------------------------------------------------------------------------------
MET/AIM MID CAP CORE EQUITY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In the first half of 2005, as oil prices rose and inflation fears became more pronounced, the equity markets struggled and the economic data points were mixed. Oil prices were volatile, topping out at over $60 per barrel. In response, gasoline prices also spiked to record highs, which put pressure on the equity markets. For the first six months of the year, the Dow Jones Industrial Average/1/ was down -3.50%, the S&P 500 Index/2/ was down -0.81% and the NASDAQ Composite Index/3/ was down -5.45%.

The final reading of first quarter Gross Domestic Product (GDP) growth was revised up to 3.8% from 3.5%, which indicated solid economic growth. Estimates for the second quarter range widely from a modest growth rate of 2.5%, to a more optimistic 4.0%. Manufacturing, as measured by the Institute for Supply Management's Index (ISM,) showed signs of slowing during the first half; the index finished at 53.8, which was off slightly from the end last year. Despite the lower readings this year, any reading over fifty translates to expansion within the manufacturing sector.

The Conference Board's Index of Consumer Confidence finished June at 105.8, up only slightly from the beginning of the year. Despite pressure from high energy prices, consumer spending remained at healthy rates, while sales of both new and existing homes continued at near record levels. Non-farm payrolls, while volatile from month to month, posted gains indicating solid employment growth. At the same time, the unemployment rate declined to 5.0%, its lowest level since September 2001.

The first half ended with the Federal Open Market Committee's June 30 meeting, at which the Board raised the Federal funds rate by another quarter point, bringing the rate target to 3.25%. Despite rising oil and gas prices, the Fed remarked, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually." It is expected that the Fed will continue to raise interest rates until the Federal funds rate is at or near 4.00% by the end of 2005.

PORTFOLIO OVERVIEW
From January 1, 2005 to June 30, 2005, the Met/AIM Mid Cap Core Equity Portfolio--Class B shares posted a return of 1.99%, underperforming its benchmark, the Russell Midcap Index/4/, which posted a return of 3.92%. Portfolio managers held overweight positions in the consumer staples, materials, information technology and energy sectors, and underweight positions in the consumer discretionary, financials, utilities, industrials and health care sectors, relative to the Russell Mid Cap Index. Throughout the first half of the year, managers took steps to increase exposure to the energy and health care sectors, and to reduce exposure to the financials, industrials and information technology sectors.

Security selection and an overweight position in the materials sector was largely responsible for the Portfolio's underperformance relative to the Russell Midcap Index. Stock selection in the consumer discretionary sector also detracted from relative performance. Alternatively, an overweight position in the energy sector was the largest positive contributor to performance in the first half of this year, while the industrials sector benefited the Portfolio as well.

Portfolio managers continue to focus on attractively priced mid-cap companies with good growth prospects. The Portfolio's stock selection process seeks to identify companies whose stock prices may be experiencing near-term distress. Rigorous fundamental research focusing on cash flow analysis identifies companies with management teams capable of weathering near-term challenges while generating improving levels of free cash flow. Going forward, managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                 Percent of
                     Description                 Net Assets
                     --------------------------------------
                     Williams Companies, Inc.      2.53%
                     --------------------------------------
                     Kroger Co.                    2.19%
                     --------------------------------------
                     BJ Services Co.               2.04%
                     --------------------------------------
                     Mattel, Inc.                  1.97%
                     --------------------------------------
                     Xerox Corp.                   1.92%
                     --------------------------------------
                     Dover Corp.                   1.90%
                     --------------------------------------
                     Southwestern Energy Co.       1.75%
                     --------------------------------------
                     Lexmark International, Inc.   1.75%
                     --------------------------------------
                     Sigma-Aldrich Corp.           1.66%
                     --------------------------------------
                     Tate & Lyle Plc               1.58%
                     --------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                  Non-Cyclical                    28.2%
                  Energy                          18.1%
                  Basic Materials                  9.8%
                  Financials                      10.8%
                  Cyclical                         8.4%
                  Industrials                     11.4%
                  Technology                       7.6%
                  Communications                   4.5%
                  Utilities                        1.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM MID CAP CORE EQUITY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MET/AIM MID CAP CORE EQUITY PORTFOLIO MANAGED BY
           AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL MIDCAP INDEX/4/
                           Growth Based on $10,000+

                                    [CHART]
              Met/AIM Mid Cap
                Core Equity          Russell Midcap Index
              ---------------        --------------------
 10/01            $10,000                  $10,000
 12/01             11,026                   11,463
  3/02             11,606                   11,950
  6/02             10,826                   10,809
  9/02              9,275                    8,903
 12/02              9,843                    9,608
  3/03              9,402                    9,381
  6/03             10,874                   11,094
  9/03             11,314                   11,807
 12/03             12,406                   13,457
  3/04             12,840                   14,148
  6/04             13,456                   14,354
  9/04             13,073                   14,233
 12/04             14,183                   16,177
  3/05             14,293                   16,137
  6/05             14,475                   16,811




    ------------------------------------------------------------
                                   Average Annual Return/5/
                                (for the period ended 6/30/05)
    ------------------------------------------------------------
                                1 Year 3 Year Since Inception/6/
    ------------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A           7.84% 10.40%       8.46%
--  Class B                      7.58% 10.16%      10.43%
    Class E                      7.63% 10.27%       7.17%
    ------------------------------------------------------------
- - Russell Midcap Index/4/     17.12% 15.86%      14.94%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In the first half of 2005, as oil prices rose and inflation fears became more pronounced, the equity markets struggled and the economic data points were mixed. Oil prices were volatile, topping out at over $60 per barrel. In response, gasoline prices also spiked to record highs, which put pressure on the equity markets. For the first six months of the year, the Dow Jones Industrial Average/1/ was down -3.50%, the S&P 500 Index/2/ was down -0.81% and the NASDAQ Composite Index/3/ was down -5.45%.

The final reading of first quarter Gross Domestic Product (GDP) growth was revised up to 3.8% from 3.5%, which indicated solid economic growth. Estimates for the second quarter range widely from a modest growth rate of 2.5%, to a more optimistic 4.0%. Manufacturing, as measured by the Institute for Supply Management's Index (ISM,) showed signs of slowing during the first half; the index finished at 53.8, which was off slightly from the end of last year. Despite the lower readings this year, any reading over fifty translates to expansion within the manufacturing sector.

The Conference Board's Index of Consumer Confidence finished June at 105.8, up only slightly from the beginning of the year. Despite pressure from high energy prices, consumer spending remained at healthy rates, while sales of both new and existing homes continued at near record levels. Non-farm payrolls, while volatile from month to month, posted gains indicating solid employment growth. At the same time, the unemployment rate declined to 5.0%, its lowest level since September 2001.

The first half ended with the Federal Open Market Committee's June 30 meeting, at which the Board raised the Federal funds rate by another quarter point, bringing the rate target to 3.25%. Despite rising oil and gas prices, the Fed remarked, "Although energy prices have risen further, the expansion remains firm and labor market conditions continue to improve gradually." It is expected that the Fed will continue to raise interest rates until the Federal funds rate is at or near 4.00% by the end of 2005.

PORTFOLIO OVERVIEW
From January 1 through June 30, 2005, the Met/AIM Small Cap Growth Portfolio--Class B shares posted a return of 1.81%, outperforming its benchmark, the Russell 2000 Index/4/, which posted a return of -1.25%.
Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and under weight positions in the financials, energy and materials sectors relative to the Russell 2000 Index.

The Portfolio's outperformance relative to the Russell 2000 Index in the first half of 2005 was largely due to stock picking and overweightings in the consumer discretionary and health care sectors. Stock selection in the financials sector detracted from the Portfolio, as did an overweight position in the information technology sector. A complete avoidance of the utilities sector also detracted from performance when compared with the benchmark. On an absolute basis, the consumer discretionary and health care sectors were the largest contributors to the Portfolio's positive performance.

Portfolio managers remain cautiously optimistic about the market and continue to position the Portfolio with a "barbell" approach, balancing exposure to more aggressive, cyclically sensitive names and high quality, consistent growth companies. This positioning is designed to potentially benefit investors if markets rally while providing some downside protection if markets weaken.

JULIET S. ELLIS
Senior Portfolio Manager
JUAN R. HARTSFIELD
Portfolio Manager
AIM CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    Jos. A. Bank Clothiers, Inc.   1.27%
                    ---------------------------------------
                    JLG Industries, Inc.           1.24%
                    ---------------------------------------
                    Cerner Corp.                   1.21%
                    ---------------------------------------
                    Macromedia, Inc.               1.14%
                    ---------------------------------------
                    Mentor Corp.                   1.11%
                    ---------------------------------------
                    LifePoint Hospitals, Inc.      1.08%
                    ---------------------------------------
                    Nautilus Group, Inc.           1.07%
                    ---------------------------------------
                    Alamosa Holdings, Inc.         1.06%
                    ---------------------------------------
                    Cal Dive International, Inc.   1.06%
                    ---------------------------------------
                    Aeropostale, Inc.              1.05%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Non-Cyclical                     25.8%
Cyclical                         14.9%
Industrials                      15.5%
Technology                       23.2%
Financials                        8.5%
Communications                    5.1%
Energy                            5.4%
Basic Materials                   1.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MET/AIM SMALL CAP GROWTH PORTFOLIO                 FOR THE PERIOD ENDED 6/30/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 MET/AIM SMALL CAP GROWTH PORTFOLIO MANAGED BY
            AIM CAPITAL MANAGEMENT, INC. VS. RUSSELL 2000 INDEX/4/
                           Growth Based on $10,000+

                                    [CHART]

              Met/AIM Small
               Cap Growth        Russell 2000
               ----------        ------------
10/01           $10,000            $10,000
12/01            11,890             11,891
 3/02            11,540             12,365
 6/02            10,040             11,333
 9/02             8,190              8,908
12/02             8,620              9,456
 3/03             8,290              9,031
 6/03            10,010             11,146
 9/03            10,749             12,158
12/03            11,969             13,923
 3/04            12,229             14,795
 6/04            12,380             14,865
 9/04            11,279             14,439
12/04            12,739             16,474
 3/05            12,409             15,594
 6/05            12,968             16,268

    ---------------------------------------------------------
                                Average Annual Return/5/
                             (for the period ended 6/30/05)
    ---------------------------------------------------------
                             1 Year 3 Year Since Inception/6/
    ---------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A        5.06%  9.17%        2.89%
--  Class B                   4.77%  8.91%        7.23%
    Class E                   4.91%    --         3.84%
    ---------------------------------------------------------
- - Russell 2000 Index/4/     9.44% 12.81%       13.93%
    ---------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the six month period ended June 30, 2005, Met Investors Series Trust Goldman Sachs Mid-Cap Value Portfolio--Class A shares returned 6.20% versus 5.51% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
The U.S. equity markets finished the second quarter of 2005 with relatively flat returns despite reaching both highs and lows of the year. Overall, during the reporting period the equity market, as measured by the S&P 500 Index/2/, returned -0.81%. Throughout the period, investor sentiment related to interest rates and commodity prices drove the market's direction. After bottoming in April and then surging in May, the markets weakened in June as oil prices exceeded $60/barrel. Despite low interest rates and an improved outlook for economic growth, investor confidence was shaken by continued troubles in the U.S. auto industry.

PORTFOLIO POSITIONING
During the six month reporting period, the Portfolio generated positive returns and outperformed the Russell Midcap Value Index. The Portfolio's stocks in the Basic Materials and Energy sectors led performers while its holdings in the REIT and Insurance sectors detracted from results.

In Energy, we continue to rely on stock selection, rather than sector positioning, to drive strong performance results. We favor companies with strong management teams, quality assets and low cost structures. EOG Resources, Inc. (3.5% of the Portfolio) and Williams Companies, Inc. (1.5%) represent such holdings and both companies outperformed their industry peers over the period. We sold the Portfolio's positions in Unocal Corp. and Patterson-UTI Energy, Inc. as both stocks reached our valuation targets.

Strength in individual stocks, such as HealthNet, Inc. (1.9%) and Abercrombie and Fitch Co. (0.0%) also contributed to performance. Shares of HealthNet, Inc. rose after announcing it had negotiated contracts with major hospital systems, thereby giving investors greater clarity in its earnings potential. Abercrombie, a top performer for several quarters, was sold after the stock exceeded our valuation target due to improved operating margins and same store sales.

The largest detractors from performance included Ditech Communications Corp. (0.1%), istar Financial, Inc. (2.1%), and Lear Corp. (0.6%). In the Services sector, the Portfolio's holding in Ditech Communications, a telecom equipment supplier, has been unable to meet high revenue expectations and is also dealing with the consolidation of its end markets. We have reduced the position amid the weaker fundamentals. In the REITs sector, istar Financial, Inc. reported positive results during the reporting period, but lowered its 2005 outlook due to an increase in loan prepayments and reduced credit spreads. Lear Corp, a U.S. auto supplier, declined as investors grew concerned with its exposure to the U.S. auto industry. The Portfolio continues to hold the stock at its low valuation levels, but we will closely monitor the situation.

OUTLOOK
As we advance into the second half of the year, we believe that our emphasis on in-depth fundamental research and a disciplined approach to valuation will identify quality companies at the right price. Additionally, we believe our reality-based approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group. It's our belief that this will result in strong stock selection over time.

TEAM MANAGED
The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above.

The Portfolio is subject to the risk of rising and falling stock prices. In recent years the U.S. stock market has experienced substantial price volatility.

Holdings are as of June 30, 2005. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  EOG Resources, Inc.                 3.51%
                  --------------------------------------------
                  PPL Corp.                           2.68%
                  --------------------------------------------
                  Lennar Corp.--Class A               2.53%
                  --------------------------------------------
                  AGL Resources, Inc.                 2.25%
                  --------------------------------------------
                  iStar Financial, Inc. (REIT)        2.08%
                  --------------------------------------------
                  Federated Department Stores, Inc.   2.05%
                  --------------------------------------------
                  Entergy Corp.                       1.99%
                  --------------------------------------------
                  PG&E Corp.                          1.94%
                  --------------------------------------------
                  M&T Bank Corp.                      1.91%
                  --------------------------------------------
                  Zions Bancorporation                1.89%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 Financials                            27.8%
                 Cyclical                              16.9%
                 Energy                                13.7%
                 Utilities                             10.4%
                 Non-Cyclical                          10.2%
                 Technology                             7.7%
                 Industrials                            7.4%
                 Basic Materials                        3.2%
                 Communications                         2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               GOLDMAN SACHS MID-CAP VALUE PORTFOLIO MANAGED BY
     GOLDMAN SACHS ASSET MANAGEMENT L.P. VS. RUSSELL MIDCAP VALUE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

               Goldman Sachs       Russell Midcap
               Mid-Cap Value         Value Index
               -------------       --------------
 4/04             $10,000             $10,000
 6/04              10,620              10,622
 9/04              10,740              10,807
12/04              12,098              12,262
 3/05              12,361              12,357
 6/05              12,847              12,938


    -------------------------------------------------------------
                                  Average Annual Return/3/
                                  (for the period ended 6/30/05)
    -------------------------------------------------------------
                                  1 Year    Since Inception/4/
    -------------------------------------------------------------
    Goldman Sachs Mid-Cap Value
--  Portfolio--Class A            20.97%         28.47%
    Class B                       20.74%         28.23%
    -------------------------------------------------------------
- - Russell Midcap Value Index/1/ 21.80%         24.63%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
Much negative news has come from Europe lately, casting doubt on true European economic unification. First--a very important development that has received little attention here--France and Germany prevented liberalization of EU Services. Their trade unions feared competition from lower priced service providers from Eastern Europe and slammed the brakes on this important step toward economic unification. This news seems minor in comparison to the French and Dutch voters' rejection of the new EU Constitution. This rather opaque document seems to have been attacked from both the left and the right, and we believe it is effectively finished.

These setbacks reflect a great deal of soul-searching in Europe. Old Europe, unable to adapt to any type of effective free market reforms, is being smothered by low growth and double-digit unemployment. Little, if any, new capital has been invested in countries like France, Germany, and Italy because private investors sense an uncomfortable business environment that is in desperate need of change. Against this backdrop, the fall of the Euro is very understandable. Because the economic environment in Western Europe is dire, it has caused a fire sale of blue chip share prices. Many firms, though based in Old Europe, have revenues from all over the world, and they can provide excellent value. This is how we, as bottom up, value-oriented investors, can profit from patience. And, on a positive note, maybe a new government in Germany (elections will occur this fall) will brighten real reform prospects in Europe.

PORTFOLIO PERFORMANCE REVIEW
As of the half-year ended June 30, 2005, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)/1/ returned -0.85%. During this same period, your Portfolio Class B shares outperformed the index with a 1.82% return, primarily attributable to stock selection in Germany and an under-weight allocation to Japan. In addition, the currency hedge positions benefited from the appreciation of the U.S. Dollar relative to the British Pound and the Swiss Franc. The greatest detractors from performance during the quarter were due to stock selection in Japan and in the U.K.

Individual securities that contributed to performance most significantly during the first half of 2005 were the two European securities exchanges:
Frankfurt-based Deutsche Boerse AG and Paris-based Euronext N.V. The market has anticipated for several years the acquisition of London Stock Exchange by one of the two cash-rich European exchanges. In January, Deutsche Boerse AG extended a takeover bid for LSE, to which Euronext responded with a proposed merger plan, but no official offer as of yet. Deutsche Boerse AG withdrew its bid several weeks later. The market is very pleased with this opportunity for both of the exchanges to improve their capital structure, whether via the acquisition of LSE or the buyback of shares in the absence of a bid.

The largest detractor from performance during the period was Japanese engineering outsourcing company Meitec Corp. Meitec Corp's outplacement business, Drake Beam Morin, Inc., has underperformed expectations as Japanese corporations have been trending toward permanent hires due to the more optimistic macro environment.

OUTLOOK
We have initiated a number of new positions in Japan during the period: Honda Motor Co., Ltd. which we believe to be one of the best managed companies in the automotive industry; Rohm Co., Ltd. a global leader in integrated chips and electronic components with a terrific record of profitability and return on capital; consumer products company Uni-Charm Corp., the Japanese leader in baby diapers and hygiene products; Kao Corp., consumer products producer with strong market positions; and NTT DoCoMo Inc., Japan's largest wireless service provider which trades at roughly 8.5 times our estimate of current year operating profit. As a result, the Portfolio's weighting in Japan has grown to nearly 15 percent--the highest weighting we've ever had in Japan. We are very excited to find so many quality Japanese companies that sell at attractive prices and are run by managements who are shareholder-oriented.

We remain excited about the value and quality of the names in the Portfolio. Thank you for your continued confidence and support.

DAVID G. HERRO
MICHAEL J. WELCH
Portfolio Managers
HARRIS ASSOCIATES L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.63%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.36%
                  --------------------------------------------
                  SK Telecom Co., Ltd.                3.31%
                  --------------------------------------------
                  Diageo Plc                          3.14%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.     3.10%
                  --------------------------------------------
                  Bank of Ireland                     2.91%
                  --------------------------------------------
                  Nestle S.A.                         2.86%
                  --------------------------------------------
                  Deutsche Boerse AG                  2.84%
                  --------------------------------------------
                  Novartis AG                         2.66%
                  --------------------------------------------
                  Euronext N.V.                       2.62%
                  --------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 United Kingdom                  21.2%
                 Switzerland                     15.7%
                 Japan                           15.2%
                 France                          10.9%
                 Germany                          9.2%
                 Netherlands                      7.8%
                 South Korea                      6.5%
                 Others                           5.8%
                 Italy                            4.4%
                 Ireland                          3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY HARRIS ASSOCIATES L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               HARRIS OAKMARK INTERNATIONAL PORTFOLIO MANAGED BY
                 HARRIS ASSOCIATES L.P. VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]
              Harris Oakmark
               International            MSCI  EAFE*
               -------------            -----------
   10/01          $10,000                 $10,000
   12/01           10,969                  10,391
    3/02           10,787                  10,450
    6/02           10,473                  10,249
    9/02            8,713                   8,231
   12/02            8,984                   8,765
    3/03            7,890                   8,052
    6/03            9,855                   9,627
    9/03           10,534                  10,415
   12/03           12,124                  12,196
    3/04           12,585                  12,733
    6/04           12,882                  12,789
    9/04           12,903                  12,760
   12/04           14,612                  14,720
    3/05           14,929                  14,705
    6/05           14,878                  14,595



    -------------------------------------------------------------
                                    Average Annual Return/2/
                                 (for the period ended 6/30/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/3/
    -------------------------------------------------------------
    Harris Oakmark International
    Portfolio--Class A           15.85% 12.70%       9.50%
--  Class B                      15.50% 12.42%      11.26%
    Class E                      15.57% 12.50%      10.40%
    -------------------------------------------------------------
- - MSCI EAFE Index/1/           14.13% 12.51%      10.67%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW
The Portfolio's Class B shares gained 0.53% for six months ended June 30, 2005, versus its benchmark, the S&P 500 Index, which returned -0.81%.

PORTFOLIO POSITIONING IN A CHALLENGING ECONOMIC ENVIRONMENT
Over the past six months, the U.S. economy saw a number of gyrations. Gross Domestic Product (GDP) in the fourth quarter of 2004 was much better than expected, but GDP in the first quarter of 2005 was weaker than forecasted. The Federal Reserve raised interest rates over a series of meetings; however, bond and mortgage rates remained stubbornly low. The consumer continued to surprise skeptics by spending heartily on new homes, cars, and other goods despite higher gasoline prices and tepid job growth; while corporate America was stingy in capital outlays.

Given the continued lack of corporate capital spending, weak job creation, and potential negative impact higher interest rates may have on the economy, my strategy over the past six months was to increase portfolio exposure to growth companies that are less reliant upon the economy and away from more cyclical, industrial stocks. For example, in looking at the strongest positive contributors to performance, 9 out of 10 stocks were in areas that were generally less economically sensitive.

STRONG PERFORMERS INCLUDE RETAIL AND HEALTH-RELATED COMPANIES
Upward sales trends--and cool fashion trends--provided a brisk tailwind for Abercrombie & Fitch Co.--Class A, which was the single largest contributor to the Portfolio's performance during the period. The specialty retailer sells casual apparel for men, women and children in 700 stores across the country. Under the leadership of a new chief operating officer, Abercrombie & Fitch Co.--Class A, has added to sales staff, which has boosted store productivity. We believe Abercrombie & Fitch Co.'s management team is focusing on operations in a positive way, which should continue to yield positive results going forward.

Another strong contributor was Genentech, Inc., a bio-technology firm with a focus on cancer products. The company completed several studies with favorable outcomes, including the use of Avastin for extending survival among patients inflicted with non-small cell lung cancer and Herceptin in the adjuvant breast cancer setting. We believe these drugs will provide long-term growth of revenue and profits, while enabling Genentech, Inc., to reinvest in research for future therapies. Roche Holding AG, a Swiss pharmaceutical company which owns 56% of Genentech, Inc., was also among our top performers as it holds the European and Japanese distribution rights to these drugs.

Elsewhere in healthcare, UnitedHealth Group, Inc. continued to have a positive impact on the Portfolio. The company capitalizes on the increasing utilization of healthcare and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we anticipate that UnitedHealth Group, Inc's merger with Oxford Health Plans should enable UnitedHealth Group, Inc. to gain a market-leading position in New England and cut costs as the company's call centers and information systems are consolidated.

In another take on healthy living, Whole Foods Markets, Inc., the leading organic and natural foods retailer, continued to be one of the most exciting and best-performing investments in the Portfolio. The company is refining its store model to a larger format with unique fresh food offerings that generate excitement and intense loyalty among its customers. These new stores are generating more sales per square foot than the smaller stores and are providing better-than-expected same-store sales as they mature. With only 168 stores nationwide, I believe Whole Foods has tremendous growth potential over the next several years as the company penetrates new markets and continues to invest in existing locations.

UNFORESEEN EVENTS AND COMPETITIVE FEARS PRESSURED SELECT HOLDINGS
Healthcare stocks, while important to positive results, also provided disappointment during the period. The largest performance detractor was Elan Plc. The biopharmaceutical firm's shares plunged after the company announced it was withdrawing Tysabri, a multiple sclerosis drug, from the market after two patients taking the drug succumbed to a rare brain infection. We had estimated the drug's potential to be over $2 billion prior to this event, but elected to liquidate the position as the investment thesis for Elan disappeared.

Competitive fears in two different industries also hurt our performance. High-end stereo and infotainment equipment maker Harman International Industries, Inc., declined on news that Mercedes-Benz had awarded a car-systems contract to a competitor. Also, reports of weak U.S. automobile sales weighed on the shares. McAfee Inc., an anti-virus and security software vendor, suffered when Microsoft Corp., announced a series of acquisitions and new product introductions aimed at the company's offerings.

INVESTMENT STRATEGY AND OUTLOOK
Looking ahead, in my opinion the economy is being pressured by several factors:
Corporate profits may be under pressure due to rising interest rates and raw material costs; record consumer debt levels and high gasoline prices may finally take a toll on consumer spending; and tepid economic news from Europe and Japan could crimp U.S. export demand. In this environment, I expect to see the market gravitate toward companies that provide strong earnings despite these headwinds, so the Portfolio remains invested predominantly in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thank you for your continued confidence and investment in the Portfolio.

CLAIRE YOUNG
Portfolio Manager
JANUS CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Yahoo!, Inc.                       3.11%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.89%
                  -------------------------------------------
                  Roche Holdings AG                  2.70%
                  -------------------------------------------
                  Celgene Corp.                      2.70%
                  -------------------------------------------
                  Whole Foods Market, Inc.           2.52%
                  -------------------------------------------
                  Four Seasons Hotels, Inc.          2.26%
                  -------------------------------------------
                  UnitedHealth Group, Inc.           2.24%
                  -------------------------------------------
                  Cisco Systems, Inc.                2.04%
                  -------------------------------------------
                  Research In Motion, Ltd.           2.01%
                  -------------------------------------------
                  Alcon, Inc.                        1.99%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 Non-Cyclical                        38.8%
                 Technology                          19.4%
                 Cyclical                            18.0%
                 Communications                       9.0%
                 Cyclical                             6.5%
                 Financials                           4.4%
                 Diversified                          1.9%
                 Basic Materials                      1.0%
                 Utilities                            1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JANUS AGGRESSIVE GROWTH PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 JANUS AGGRESSIVE GROWTH PORTFOLIO MANAGED BY
               JANUS CAPITAL MANAGEMENT LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

           Janus Aggressive
               Growth              S&P 500
           ----------------        -------
 2/01         $10,000              $10,000
 3/01           7,970                8,512
 6/01           8,300                9,010
 9/01           6,220                7,687
12/01           7,400                8,509
 3/02           7,430                8,533
 6/02           6,260                7,389
 9/02           5,250                6,113
12/02           5,341                6,628
 3/03           5,351                6,420
 6/03           6,041                7,408
 9/03           6,251                7,605
12/03           6,991                8,531
 3/04           7,042                8,675
 6/04           7,242                8,824
 9/04           6,832                8,659
12/04           7,582                9,458
 3/05           7,312                9,255
 6/05           7,622                9,382



    --------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/05)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      5.48%  7.05%        1.01%
--  Class B                 5.25%  6.77%       -6.01%
    Class E                 5.38%     --       14.66%
    --------------------------------------------------------
- - S&P 500 Index/1/        6.32%  8.28%       -1.43%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector in the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning 0.96% the Lord Abbett America's Value Portfolio--Class B shares outperformed its benchmark, the S&P 500 Index, which returned (0.80)%.

EQUITY COMPONENT
Stock selection within the consumer discretionary and financials sectors combined to aid relative performance. Specifically, shares of May Department Stores Co. (2.8 percent of portfolio weighting) rose following the announcement of a takeover by competitor Federated Department Stores. Also PanAmSat Holdings Corp. (3.0 percent of portfolio weighting), which has a current dividend yield of approximately 8.0 percent--performed well since its initial public offering in March.

An overweight position within the utilities sector also helped earnings as the electric utilities industry performed well during the six-month period ended June 30, 2005.

An overweight position within the materials sector and stock selection within the information technology sector hurt Portfolio performance relative to its benchmark. In the materials sector, overweight positions in the chemical industry and in the paper & forest products industry relative to the benchmark, were the primary detractors for the Portfolio due to increased fears of a slower economy, which might lead to weakening demand for these companies.

Also, Avaya, Inc. (0.9 percent of portfolio weighting) hurt performance after it warned that 2005 results will fall short of revenue targets because of slower U.S. telephony equipment sales and disruption from a recent European acquisition.

BOND COMPONENT
Over the first few months of the year, higher short-term rates decreased potential returns for convertible arbitrageurs and prompted some liquidation by hedge funds. Convertible securities were able to rebound strongly off the low levels reached in April. Although we may see some further liquidations at the margin, we believe this activity has squeezed rich valuations out of the market, leaving a more constructive investment environment than we have seen for some time.

Over the six-month period ended June 30, 2005, we increased our Mortgage Backed securities position. This increase was the result of our additions to this segment of the market, as well as the strength of mortgages and high grade bonds during the period. These relatively long-dated securities rallied as the yield curve continued to flatten.

A significant detractor from performance was our minimal weight in long-dated treasury securities. As the yield curve flattened, these securities outperformed other fixed income investments. We continue to believe there is limited opportunity within this sector of the market, despite its strong recent performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



OUTLOOK
In the equities market, we believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of our portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, and plywood. There are also some portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as security software, large-scale truck engines, and eye care solutions. Finally, there are individual company situations where extreme pessimism has created valuations that do not reflect improving fundamentals. We continue to find and invest the Portfolio's assets in all of these types of situations.

We believe that strong economic conditions and low interest rates continue to be supportive of the credit markets. In the high yield area, we feel that credit conditions are still relatively benign and should remain so for the near future. Low default rates, high liquidity levels, and a stable economy remain supportive of favorable returns. Further, high yield securities tend to be less sensitive to interest rate movements than investment grade securities, and therefore can provide good returns even if long rates back up. We are also finding better value in convertible securities. We expect interest rates to drift upwards modestly, as yields on the 10-year Treasury begin to reflect more realistic economic expectations. Consequently, we are finding limited opportunity in long-dated securities. We anticipate continued measured increases in interest rates by the Federal Reserve Board, although these actions are increasingly data dependent.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. EDWARD K. VON DER LINDE AND CHRISTOPHER J. TOWLE HEAD THE TEAM AND ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. MESSRS. VON DER LINDE AND TOWLE, PARTNERS OF LORD ABBETT, HAVE BEEN WITH LORD ABBETT SINCE 1988 AND 1987 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, 02/01/34)   2.77%
         -------------------------------------------------------------
         SBC Communications, Inc.                             2.42%
         -------------------------------------------------------------
         Tupperware Corp.                                     2.30%
         -------------------------------------------------------------
         Ameren Corp.                                         2.27%
         -------------------------------------------------------------
         NiSource, Inc.                                       2.20%
         -------------------------------------------------------------
         PanAmSat Holding Corp.                               2.14%
         -------------------------------------------------------------
         Bristol-Myers Squibb Co.                             2.13%
         -------------------------------------------------------------
         R.R. Donnelley & Sons Co.                            2.08%
         -------------------------------------------------------------
         Puget Energy, Inc.                                   2.04%
         -------------------------------------------------------------
         May Department Stores Co.                            2.01%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                   Financials                        19.7%
                   Cyclical                          14.9%
                   Non-Cyclical                      14.9%
                   Basic Materials                   13.7%
                   Energy                            10.8%
                   Industrials                        9.7%
                   Communications                     9.2%
                   Utilities                          6.6%
                   Technology                         0.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


LORD ABBETT AMERICA'S VALUE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC VS. S&P
                                 500 INDEX/1 /
                           Growth Based on $10,000+

                                    [CHART]
                   Lord Abbett
                America's Value            S&P 500
                ---------------            -------
   5/03             $10,000                $10,000
   6/03              10,440                 10,662
   9/03              10,770                 10,945
  12/03              12,104                 12,278
   3/04              12,524                 12,485
   6/04              12,781                 12,700
   9/04              13,069                 12,462
  12/04              14,251                 13,613
   3/05              14,105                 13,320
   6/05              14,388                 13,502



    ---------------------------------------------------------------------
                                          Average Annual Return/2/
                                          (for the period ended 6/30/05)
    ---------------------------------------------------------------------
                                          1 Year    Since Inception/3/
    ---------------------------------------------------------------------
    Lord Abbett America's Value Portfolio
--  Class B                               12.49%         18.26%
    ---------------------------------------------------------------------
- - S&P 500 Index/1/                       6.32%         14.84%
    ---------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Since January, the Federal Reserve Board (the Fed) has raised interest rates four times to 3.25 percent and oil prices have remained elevated, hitting over $60 a barrel in late June. High yield and investment grade bonds have done well, while convertible securities have struggled. For the six-month period ended June 30, 2005, the CSFB High Yield Index/1/ posted a +0.77 percent return (the Merrill Lynch High Yield Master II Index/2/ posted a +1.13 percent return) and the Lehman Aggregate Index/3/ rose 2.51 percent. The Merrill Lynch All Convertibles Index/4/ returned -3.45 percent, uncharacteristically underperforming the S&P 500 Index/5/ in a down market. The S&P 500 Index was down 0.81 percent during the six-month period. Although convertibles have rebounded significantly since their low in April, they still have not made up all the lost ground for the year.

Higher-rated credits have outperformed lower-rated credits in both the high yield and convertible markets. Within the high yield market, BB-rated bonds outperformed B-rated, which outperformed the CCC-rated. In the convertible market, the investment grade issues beat speculative grade issues as well. While rates on the 3-month Treasury rose 89 basis points during this six-month period ended June 30, 2005, the 10-Year Treasury fell 34 basis points to a yield of below 4 percent during this same period, continuing the flattening of the yield curve.

PORTFOLIO REVIEW
By returning (0.24)% during the period the Lord Abbett Bond Debenture Portfolio--Class A shares underperformed its benchmark, the CSFB High Yield Index, which returned 0.77% for the six month period ending June 30, 2005.

Over the first quarter higher short-term rates decreased potential returns for convertible arbitrageurs and prompted some liquidation by hedge funds. Convertible securities were able to rebound strongly off the low levels reached in April. Although we may see some further liquidations at the margin, we believe this activity has squeezed rich valuations out of the market, leaving a more constructive investment environment than we have seen for some time.

A significant detractor from relative performance was our minimal weight in long-dated treasury securities. As the yield curve flattened, these securities outperformed other fixed income investments. We continue to believe there is limited opportunity within this sector of the market, despite its strong recent performance.

OUTLOOK
Our expectations are somewhat more optimistic than the general market consensus. In our opinion, the US economy is considerably more stable than the market appears to be discounting. We believe that US Gross Domestic Product growth will continue in the range of 3.0-3.5 percent.

We expect interest rates to drift upwards modestly, as yields on the 10-year Treasury begin to reflect more realistic economic expectations. Consequently, we are finding limited opportunity in long-dated securities. We anticipate continued measured increases in interest rates by the Fed, although we believe these actions are increasingly data dependent.

We believe that strong economic conditions and low interest rates are supportive of the credit markets. In the high yield area, we feel that credit conditions are still relatively benign and should remain so for the near future. Low default rates, high liquidity levels, and a stable economy remain supportive of favorable returns. Further, high yield securities tend to be less sensitive to interest rate movements than investment grade securities, and therefore can provide good returns even if long rates back up. We are also finding better value in convertible securities.

TEAM MANAGED
Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Christopher J. Towle, Partner and Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987, is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1980.

The views of Lord, Abbett & Co. LLC and the portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (4.375%, 05/15/07)                   1.92%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 11/01/34)      1.06%
        ----------------------------------------------------------------
        U.S. Treasury Note (5.00%, 02/15/11)                    0.91%
        ----------------------------------------------------------------
        General Motors Acceptance Corp. (7.25%, 03/02/11)       0.73%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.50%, 2/15/06)       0.70%
        ----------------------------------------------------------------
        Qwest Capital Funding, Inc. (7.90%, 08/15/10)           0.69%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 11/01/33)      0.65%
        ----------------------------------------------------------------
        Insight Communications, Inc. (0.00%/12.25%, 02/15/11)   0.62%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 08/1/34)       0.62%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.00%, 03/1/33)       0.62%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 Corporate Bonds                         85.1%
                 U.S. Government Agency                  10.3%
                 Equity Securities                        4.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  LORD ABBETT BOND DEBENTURE PORTFOLIO MANAGED BY LORD, ABBETT & CO. LLC, VS. LEHMAN BROTHERS AGGREGATE BOND INDEX/3/ AND CREDIT SUISSE FIRST BOSTON HIGH
                                YIELD INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Lord Abbett    First Boston High   Lehman Bros.
                Bond Debenture     Yield Index*      Bond Index
                --------------     ------------      ----------
 5/96               $10,000         $10,000           $10,000
 5/96                10,000          10,081
 6/96                10,201          10,103            10,114
 9/96                10,790          10,482            10,300
12/96                11,288          10,945            10,609
 3/97                11,432          11,106            10,550
 6/97                12,147          11,585            10,938
 9/97                12,778          12,130            11,302
12/97                13,052          12,326            11,636
 3/98                13,709          12,697            11,815
 6/98                13,791          12,857            12,091
 9/98                13,197          12,067            12,603
12/98                13,869          12,397            12,646
 3/99                14,082          12,601            12,581
 6/99                14,004          12,747            12,470
 9/99                13,812          12,543            12,555
12/99                14,341          12,804            12,540
 3/00                14,479          12,639            12,817
 6/00                14,551          12,695            13,039
 9/00                14,871          12,782            13,433
12/00                14,465          12,135            13,998
 3/01                14,859          12,733            14,422
 6/01                14,782          12,654            14,503
 9/01                14,180          12,151            15,173
12/01                15,010          12,837            15,179
 3/02                15,089          13,159            15,194
 6/02                14,585          12,857            15,757
 9/02                14,264          12,494            16,480
12/02                14,950          13,234            16,739
 3/03                15,505          14,148            16,971
 6/03                16,629          15,526            17,396
 9/03                16,950          15,998            17,371
12/03                17,867          16,931            17,427
 3/04                18,194          17,383            17,889
 6/04                18,001          17,350            17,452
 9/04                18,595          18,131            18,011
12/04                19,374          18,958            18,182
 3/05                18,975          18,745            18,096
 6/05                19,328          19,101            18,641


    ------------------------------------------------------------------
                                      Average Annual Return/6/
                                   (for the period ended 6/30/05)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/7/
    ------------------------------------------------------------------
    Lord Abbett Bond
    Debenture
--  Portfolio--Class A          7.37%  9.84%  5.84%       7.45%
    Class B                     7.19%  9.61%    --        6.18%
    Class E                     7.19%  9.70%    --        7.76%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/3/     6.81%  5.76%  7.14%       7.03%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/1/        10.08% 14.11%  8.51%       7.32%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/3/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/4/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. The Index does not include fees or expenses and is not available for direct investment.

/5/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT BOND DEBENTURE PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning (2.92)% during the period the Lord Abbett Growth and Income Portfolio--Class A shares underperformed its benchmark, the S&P 500 Index, which returned (0.80)% for the six month period ending June 30, 2005.

Stock selection within the producer durables sector detracted from performance relative to the S&P 500 Index during the six-month period ended June 30, 2005. Stocks within this sector were negatively affected due to the impact of high-energy costs and concerns among some about a possible economic slowdown. These concerns are reflected in stock prices and are somewhat overdone. Early in the period, Deere (2.1 percent of portfolio weighting) met profit expectations, but concerns (which we do not embrace) arose about the sustainability of current strong farm equipment sales. Xerox (0.9 percent of portfolio weighting) did not meet first quarter profit expectations due to declines in equipment sales, but recovered recently on analyst upgrades. Within the utilities sector, Comcast (1.4 percent of portfolio weighting) hurt performance as shares fell early in the second quarter due to a lowered earnings forecast and the acquisition of Adelphia. In addition, the Portfolio's overweight within the materials and processing sector, relative to the index, detracted from performance. Finally, stock selection within the financial services sector negatively affected performance relative to the benchmark. Shares of Bank of New York (1.2 percent of portfolio weighting) had absolute negative returns, and the Portfolio's underexposure in the sector, relative to the Index, was also a detractor.

Stock selection within the technology sector contributed positively to performance during the six-month period ended June 30, 2005. Apple Computer (0.0 percent of portfolio weighting) and Motorola (1.8 percent of portfolio weighting) both experienced strong product sales. Within the consumer discretionary sector, the Portfolio's relative sector underweight aided performance. In addition, stock selection within the auto and transportation sector also helped performance where the Portfolio avoided the worst falls of the autos during the middle of the six-month period ended June 30, 2005.

OUTLOOK
Looking forward, we anticipate an environment with pockets of real strength and others of weakness. Overall profits will continue their upward trend, but specific industries and companies are doing far better than some that have suffered disappointments. Today's environment is a very mixed picture, and we have had our portion of good investments as well as other companies that have stumbled.

The Portfolio holds many companies marked by limited capacity in the face of rising final demand for their products. This translates into pricing power, and pricing power generally leads to higher earnings and stock prices, especially if coupled with cheap stocks. At the same time we continue to reduce exposure in industries and companies that are over earning and have excess capacity. Banks are a particular case in point.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Many companies in the Portfolio are seriously under earning relative to their potential and catalysts are in place, such as new management, that may lead to real improvement in profits. These are unique pockets of opportunity that should pay off well. Among these are industrial and capital goods companies, together with some basic materials companies. Despite overcapacity within the technology sector, there are some select opportunities where new but proven management is at the helm and hard at work to potentially raise profitability.

Health care was the largest sector weighting at the end of the second quarter. Historically, good quality health care companies tended to sell at high prices and growth valuations. Today, the opposite is true. A drought in new product introductions, patent expirations, product recalls, and various other well publicized events have occurred driving valuations down to levels unseen for decades. Not well publicized are enormous research efforts that have tended over time to yield important new therapies, leading to major profit gains. Investors can buy high quality pharmaceutical companies today at valuations below many regulated electric utilities. This is unique and an extraordinary investment opportunity in our view.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A TEAM OF INVESTMENT MANAGERS AND ANALYSTS. ELI M. SALZMANN AND SHOLOM DINSKY HEAD THE TEAM AND HAVE THE JOINT AND PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO. THE OTHER SENIOR MEMBERS OF THE TEAM ARE: ROBERT G. MORRIS, W. THOMAS HUDSON, JR. AND KENNETH G. FULLER. MESSRS. DINSKY, HUDSON, MORRIS, AND SALZMANN ARE PARTNERS OF LORD ABBETT. MESSRS. HUDSON, SALZMANN, AND MORRIS DINSKY, AND FULLER HAVE BEEN WITH LORD ABBETT SINCE 1982, 1997, 1991, 2000 AND 2002 RESPECTIVELY.

The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     ExxonMobil Corp.             6.20%
                     -------------------------------------
                     General Electric Co.         2.96%
                     -------------------------------------
                     Pfizer, Inc.                 2.70%
                     -------------------------------------
                     Wyeth                        2.40%
                     -------------------------------------
                     Kraft Foods, Inc.--Class A   2.32%
                     -------------------------------------
                     Novartis AG (ADR)            2.17%
                     -------------------------------------
                     Deere & Co.                  2.14%
                     -------------------------------------
                     Schlumberger, Ltd.           2.05%
                     -------------------------------------
                     Newmont Mining Corp.         1.92%
                     -------------------------------------
                     J.P. Morgan Chase & Co.      1.90%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 Non-Cyclical                            29.6%
                 Industrials                             19.5%
                 Financials                              11.6%
                 Energy                                  10.6%
                 Basic Materials                         10.0%
                 Communications                           7.4%
                 Technology                               7.3%
                 Cyclical                                 3.0%
                 Utilities                                1.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO            FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              LORD ABBETT GROWTH AND INCOME PORTFOLIO MANAGED BY
                  LORD, ABBETT & CO. LLC VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

          Lord Abbett
         Growth & Income       S&P 500
         ---------------     -----------
12/89       $10,000           $10,000
12/89                          10,210
 3/90        10,160             9,922
 6/90        10,510            10,152
 9/90         9,350             8,831
12/90        10,291             9,511
 3/91        11,504            10,706
 6/91        11,504            10,744
 9/91        12,115            11,213
12/91        13,074            11,656
 3/92        13,434            11,706
 6/92        13,772            12,211
 9/92        14,099            12,419
12/92        15,106            12,883
 3/93        16,066            14,073
 6/93        16,288            14,467
 9/93        16,941            15,215
12/93        17,344            15,279
 3/94        16,738            14,779
 6/94        17,067            14,917
 9/94        18,017            15,299
12/94        17,826            15,182
 3/95        19,579            16,646
 6/95        20,939            18,096
 9/95        22,103            19,536
12/95        23,141            20,800
 3/96        24,356            22,129
 6/96        24,766            22,583
 9/96        25,707            23,179
12/96        27,642            25,374
 3/97        28,259            25,821
 6/97        32,252            29,557
 9/97        34,443            32,267
12/97        34,441            32,984
 3/98        38,060            36,793
 6/98        37,866            36,985
 9/98        33,223            32,210
12/98        38,879            37,824
 3/99        39,990            38,902
 6/99        44,584            43,104
 9/99        41,026            39,130
12/99        45,319            42,639
 3/00        45,130            42,738
 6/00        44,336            40,904
 9/00        47,921            44,508
12/00        51,971            45,233
 3/01        47,127            42,279
 6/01        49,814            44,144
 9/01        42,989            36,993
12/01        48,973            39,937
 3/02        50,927            40,464
 6/02        45,397            36,155
 9/02        36,408            28,758
12/02        40,184            31,605
 3/03        38,074            29,863
 6/03        44,851            35,490
 9/03        46,233            36,391
12/03        52,664            41,653
 3/04        53,917            43,048
 6/04        54,650            43,389
 9/04        53,595            43,840
12/04        59,475            48,193
 3/05        57,982            47,022
 6/05        57,744            48,235

    ------------------------------------------------------------
                               Average Annual Return/2/
                            (for the period ended 6/30/05)
    ------------------------------------------------------------
                                                       Since
                       1 Year 3 Year 5 Year 10 Year Inception/3/
    ------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A  5.65%  8.33%  5.42%  10.68%    11.93%
    Class B             5.40%  8.06%    --      --      5.37%
    ------------------------------------------------------------
- - S&P 500 Index/1/    6.32%  8.28% -2.38%   9.94%    10.61%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the Prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning (1.17)% the Lord Abbett Growth Opportunities Portfolio--Class B shares underperformed its benchmark, the Russell Midcap Growth Index/2/ which returned 1.70% for the six month period ending June 30, 2005.

The greatest detractor from performance relative to the Index for the six-month period was stock selection within the financial services sector. The flattening of the yield curve hurt banks within the financial services sector, in particular, Investors Financial Services Corp. (0.7 percent of Portfolio weighting), a bank and trust company that provide securities processing services, and CapitalSource, Inc. (0.7 percent of Portfolio weighting), a specialized commercial finance company. Stock Selection within the technology sector also detracted from the Portfolio's overall performance relative to the benchmark. Enterprise Voice Over Internet Protocol (VoIP) equipment maker Avaya, Inc. (0.8 percent of Portfolio weighting), experienced setbacks from lagging product sales and higher non-cash expenses relating to a recent acquisition.

The largest contributor to performance relative to the index was stock selection within the utilities sector, particularly telecommunications. Long-term holdings of Nextel Partners, Inc. (1.5 percent of Portfolio weighting), a wireless communications services provider, continued to benefit from the expansion of wireless services to smaller markets. Shares of Cablevision System Corp.--NY Group--Class A (1.1 percent of Portfolio weighting), a leading cable company, rose as plans for the company to go private were released. Also contributing to performance was ITT Industries, Inc. (1.4 percent of Portfolio weighting), a global industrial company that provides services and products across multiple markets. Shares of ITT Industries reached new highs after the company announced strong first quarter profits, as a result of strong sales and growth within their wastewater and defense segments.

OUTLOOK
While the economic expansion remains solid, we believe that higher commodity prices and rising interest rates will slow Gross Domestic Product (GDP) growth in 2005 and 2006. Additionally, we believe that economic growth is decelerating more rapidly than is commonly perceived. This deceleration is likely to affect industrial commodity prices, which are currently at record levels. Therefore, we are trimming several industrial companies, such as machinery and steel processing and becoming overweight in later cycle areas. We are also taking advantage of market pullbacks to boost our commitment to several traditional growth industries, such as healthcare, technology, education, and business services. We are reducing exposure to brokerage services, investment management, and online trading companies.

TEAM MANAGED
Lord Abbett uses a team of investment managers and analysts acting together to manage the Portfolio's investments. The investment management team is headed by Kevin P. Ferguson who is primarily responsible for the day-to-day management of the Portfolio. Mr. Ferguson, Partner and Mid Cap Growth Investment Manager, joined Lord Abbett in 1999. Before joining Lord Abbett, Mr. Ferguson was a Portfolio Manager/Senior Vice President at Lynch & Mayer, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Invitrogen Corp.                        2.12%
                ------------------------------------------------
                CACI International, Inc.                2.00%
                ------------------------------------------------
                Halliburton Co.                         1.91%
                ------------------------------------------------
                Community Health Systems, Inc.          1.83%
                ------------------------------------------------
                Weatherford International, Ltd.         1.62%
                ------------------------------------------------
                Jacobs Engineering Group, Inc.          1.62%
                ------------------------------------------------
                Fisher Scientific International, Inc.   1.59%
                ------------------------------------------------
                Alliance Data Systems Corp.             1.52%
                ------------------------------------------------
                CIT Group, Inc.                         1.51%
                ------------------------------------------------
                Nextel Partners, Inc.                   1.48%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                 Non-Cyclical                          26.4%
                 Industrials                           16.6%
                 Technology                            16.1%
                 Cyclical                              10.5%
                 Communications                         9.4%
                 Financials                             8.6%
                 Energy                                 7.8%
                 Basic Materials                        4.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO MANAGED BY
           LORD, ABBETT & CO. LLC VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]
             LA Growth Opportunities     Russell Midcap Growth
             -----------------------     ---------------------
   2/01             $10,000                    $10,000
   3/01               8,440                      7,729
   6/01               9,640                      8,979
   9/01               7,710                      6,483
  12/01               8,930                      8,237
   3/02               8,720                      8,092
   6/02               7,800                      6,614
   9/02               6,570                      5,478
  12/02               6,750                      5,980
   3/03               6,770                      5,979
   6/03               7,950                      7,101
   9/03               8,160                      7,609
  12/03               9,160                      8,535
   3/04               9,460                      8,948
   6/04               9,471                      9,042
   9/04               9,030                      8,650
  12/04              10,300                      9,856
   3/05              10,020                      9,691
   6/05              10,180                     10,024




    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
    Portfolio--Class A                7.84%  9.64%       1.80%
--  Class B                           7.50%  9.28%       0.41%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   10.87% 14.86%       0.05%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Under the weight of waning fiscal stimulus and rising energy prices, real Gross Domestic Product (GDP) moderated during the first half of 2005 to about a 3.7 percent annualized rate from a 4.4 percent rate in 2004. Contributing to this still above-trend growth rate of economic activity, consumer spending during the first half grew slightly faster than its 30-year average, business spending expanded at near double-digit rates, while residential housing demand surged on continued declines in mortgage rates. Although corporate fundamentals remained strong, this modest economic slowing, rising energy prices, and increasing short-term interest rates raised investor concerns so that in the six-month period ended June 30, 2005, equities were caught in a sea of confluences and drifted marginally lower.

Perhaps the most significant development in the first half of 2005 was the flattening of the yield curve, the distribution of Treasury bond yields across maturities. Federal Reserve Board (the Fed) Chairman Alan Greenspan now famously referred to the failure of long-term yields to adjust upward with the Fed's tightening campaign as a "conundrum." Specifically, although the Fed raised short-rates 100 basis points, long-term yields declined by about 25 basis points. So although the Fed desired to extract excess liquidity from the economy, borrowing costs actually fell.

With the decline in long-term yields, mortgage rates also softened, which lifted housing demand. The surge in residential investments sent median home prices soaring at the fastest rate in 25 years. Ultimately, fears of a real estate bubble helped to pare equity gains despite the still-strong economy and corporate earnings reports. Indeed, were it not for steady earnings growth and the surging corporate cash flows that accompanied them, equities would surely have suffered more under the weight of such concerns. As it is, these still-positive fundamentals allowed the market, later in the second quarter, to rebound almost enough to recover its earlier losses.

Using the S&P 500 Index/1/ as a proxy, the preliminary figures on corporate earnings show an expansion of some 15 percent from year-ago levels, significantly outstripping its lagging equity prices, bringing down its price-to-earnings ratio to the lowest level since 1997, and developing good value, especially relative to still low yields in the bond market. In the first two months of 2005, surging crude prices lifted the earnings of energy companies and their equities. Interestingly, the utilities sector, which tends to outperform in periods of economic weakness, was the second best performing sector within the large-cap dominated S&P 500 Index. And although consumer spending grew unrelentingly in the face of a series of adverse shocks, consumer discretionary stocks stumbled, effectively ignoring the consumer's vitality. The worst performing sector was clearly materials, as the cost of raw goods eroded the earnings power of their otherwise robust revenue growth. Correspondingly, risk-averse investors and their value bias fared much better than those seeking to capture a premium over the undervalued market by purchasing "growthier" names. In a clear shift to dividends and defensive sectors, mid-caps dominated the capitalization spectrum, trailed by large-caps, and then small-caps.

PORTFOLIO REVIEW
By returning 2.36% the Lord Abbett Mid-Cap Value Portfolio--Class A shares underperformed its benchmark, the Russell Midcap Index/2/ which returned 3.90% for the six month period ended June 30, 2005.

Stock selection and an overweight sector weighting within the materials and processing sector combined to be the primary detractor to relative performance for the six-month period ended June 30, 2005. In particular, overweight positions within the paper, forest products and container industries hurt performance due to increased fears that a slower economy might lead to weakening demand for these products. The stock of Ball Corp (1.6 percent of portfolio weighting) declined as analysts reduced forecasted earnings growth due to lower than expected demand for beverage cans.

Within the producer durables sector, stock selection also detracted from portfolio performance relative to the benchmark. Grainger (W.W.), Inc. (1.5 percent of portfolio weighting) declined due to weaker than expected sales trends and operating margin pressure.

An overweight position within the strong performing other energy sector--specifically, the overweight position within the oil well equipment industry--was the primary contributor to portfolio performance relative to the benchmark. During this six-month period ended June 30, 2005, analysts raised earnings estimates for three portfolio holdings (Halliburton, 2.1 percent of portfolio weighting; GlobalSantaFe Corp, 2.2 percent of portfolio weighting; and Pride International, Inc., 1.6 percent of portfolio weighting) as pricing for oilfield services continued to be strong.

Also, within the health care sector, Aetna, Inc. (2.1 percent of portfolio weighting) continued to perform well as a result of continued earnings growth.

OUTLOOK
We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of our portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, and plywood. There are also some portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as security software, large-scale truck engines, and eye care solutions. Finally, there are individual company situations where extreme pessimism has created valuations that do not reflect improving fundamentals. We continue to find and invest the Portfolio's assets in all of these types of situations.

TEAM MANAGED
NOTE TO INVESTORS: LORD ABBETT USES A TEAM OF INVESTMENT MANAGERS AND ANALYSTS ACTING TOGETHER TO MANAGE THE PORTFOLIO'S INVESTMENTS. EDWARD K. VON DER LINDE, PARTNER AND INVESTMENT MANAGER, HEADS THE TEAM. THE OTHER SENIOR MEMBERS ARE EILEEN BANKO, HOWARD E. HANSEN, AND DAVID G. BUILDER. MR. VON DER LINDE AND MR. HANSEN ARE JOINTLY AND PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTFOLIO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC, is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Eastman Chemical Co.        2.52%
                      ------------------------------------
                      EOG Resources, Inc.         2.29%
                      ------------------------------------
                      GlobalSantaFe Corp.         2.15%
                      ------------------------------------
                      Halliburton Co.             2.14%
                      ------------------------------------
                      Genuine Parts Co.           2.07%
                      ------------------------------------
                      R.R. Donnelley & Sons Co.   2.07%
                      ------------------------------------
                      Aetna, Inc.                 2.05%
                      ------------------------------------
                      Ameren Corp.                2.03%
                      ------------------------------------
                      Georgia-Pacific Corp.       1.99%
                      ------------------------------------
                      Bausch & Lomb, Inc.         1.99%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                   Industrials                        16.3%
                   Cyclical                           15.4%
                   Basic Materials                    14.3%
                   Financials                         13.6%
                   Non-Cyclical                       11.7%
                   Energy                              9.2%
                   Communications                      7.2%
                   Technology                          6.6%
                   Utilities                           5.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LORD ABBETT MID-CAP VALUE PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY LORD, ABBETT & CO. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                LORD ABBETT MID-CAP VALUE PORTFOLIO MANAGED BY
          LORD, ABBETT & CO. LLC VS. INDICES 1 AND 2 (SEE FOOTNOTES)
                           Growth Based on $10,000+

                                    [CHART]

                Lord Abbett                     S&P 400 Mid Cap /
               Mid Cap Value   Russell Midcap   Barra Value Index
               -------------   --------------   -----------------
 8/97             $10,000         $10,000           $10,000
 8/97                                                10,066
 9/97              10,440          10,561            10,630
12/97              10,490          10,678            11,204
 3/98              11,361          11,833            12,306
 6/98              11,308          11,654            11,797
 9/98               9,383           9,927            10,169
12/98              10,606          11,757            11,727
 3/99              10,125          11,702            10,783
 6/99              11,829          12,973            12,392
 9/99              10,940          11,858            11,185
12/99              11,211          13,902            12,000
 3/00              12,366          15,304            12,752
 6/00              13,198          14,614            12,413
 9/00              14,890          15,609            14,033
12/00              17,139          15,049            15,341
 3/01              16,703          13,470            14,811
 6/01              17,659          14,754            16,497
 9/01              16,267          12,119            14,351
12/01              18,527          14,203            16,436
 3/02              19,674          14,807            18,068
 6/02              18,472          13,393            17,007
 9/02              15,754          11,031            13,864
12/02              16,802          11,904            14,775
 3/03              15,426          11,623            13,918
 6/03              17,910          13,746            16,588
 9/03              18,796          14,631            17,782
12/03              21,196          16,675            20,716
 3/04              22,625          17,532            21,862
 6/04              23,245          17,786            22,122
 9/04              23,317          17,637            21,949
12/04              26,458          20,046            24,638
 3/05              26,458          19,996            24,463
 6/05              27,082          20,831            25,652

    -----------------------------------------------------------------
                                     Average Annual Return/4/
                                  (for the period ended 6/30/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/5/
    -----------------------------------------------------------------
    Lord Abbett Mid-Cap Value
--  Portfolio--Class A        16.51% 13.61% 15.46%       13.51%
    Class B                   16.25% 13.31%    --        11.92%
    -----------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/            15.96% 14.68% 15.62%       12.67%
    -----------------------------------------------------------------
--  Russell Midcap Index/3/   17.12% 15.86%  7.35%        9.78%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Aggressive Strategy Portfolio outperformed its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.56% gain bested the -0.05% return of its benchmark by 61 basis points (the Aggressive Blended Benchmark/1/ is comprised of the following mix: 76% Wilshire 5000 Equity Index/2/, 19% MSCI EAFE Index/3/, and 5% Citigroup 3-Month Treasury Bill Index/4/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC ("the Advisor") added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden securities diversification in the large cap value space. In light of the new 13% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth and Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the period, the equity components proved to be the main reason for the out performance, even though the biggest equity component in the portfolio experienced difficulty through June 30, 2005. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the positive side, portfolios practicing a value investment philosophy continued to perform well. The Goldman Sachs Mid-Cap Value Portfolio, the Jennison Growth Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first six months of the year as their applicable value benchmarks were also up for the period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points. Additionally the RCM Global Technology Portfolio performed well, outperforming the NASDAQ Composite Index/5/ year-to-date by 57 basis points.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Van Kampen Comstock Portfolio             12.56%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.23%
               --------------------------------------------------
               Davis Venture Value Portfolio*            11.88%
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   11.65%
               --------------------------------------------------
               Harris Oakmark International Portfolio     9.75%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.39%
               --------------------------------------------------
               Jennison Growth Portfolio*                 7.17%
               --------------------------------------------------
               MFS Research International Portfolio       6.81%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio*    5.12%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.14%
               --------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05
                                    [CHART]

                      Registered Investment Company    100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. AGGRESSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

             Aggressive Strategy     Aggressive Benchmark
             -------------------     --------------------
11/04             $10,000                 $10,000
12/04              10,715                  10,713
 3/05              10,555                  10,519
 6/05              10,776                  10,694

    --------------------------------------------------------------
                                         Cumulative Return/6/
                                    (for the period ended 6/30/05)
    --------------------------------------------------------------
                                          Since Inception/7/
    --------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A                          4.67%
--  Class B                                     7.75%
    --------------------------------------------------------------
- - Aggressive Blended Benchmark/1/             8.47%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Aggressive Blended Benchmark--Comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Balanced Strategy Portfolio modestly lagged its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.68% gain trailed the 0.74% return of its benchmark by 6 basis points (the Balanced Blended Benchmark/1/ is comprised of the following mix: 52% Wilshire 5000 Equity Index/2/, 30% Lehman Brothers Universal Index/3/, 13% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden securities diversification in the large cap value space. In light of the new 9% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth and Income Portfolio, and the Davis Venture Value Portfolio were reduced. In addition, the Advisor added an allocation to the Salomon Brothers U.S. Government Portfolio, which pursues a short to intermediate duration strategy, as another fixed income option.

In terms of relative performance, the fixed income component of the Balanced Strategy Portfolio proved to be the main reason for the lag in performance relative to the index year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/6/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, conservative risk profile, and strong management team.

The overall performance of the equity components was relatively strong even though the two biggest equity components in the Portfolio experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27% for the period, lagging the Russell 1000 Growth Index/7/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/8/ by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise that the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/9/ return adding to the Balanced Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.00%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    8.92%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                 8.79%
             ------------------------------------------------------
             Davis Venture Value Portfolio*                8.00%
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  7.89%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio       7.85%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      6.81%
             ------------------------------------------------------
             Harris Oakmark Focused Value Portfolio*       5.91%
             ------------------------------------------------------
             MFS Research International Portfolio          4.92%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*   4.90%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05
                                    [CHART]

                      Registered Investment Company    100%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE BALANCED STRATEGY PORTFOLIO VS. BALANCED BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

            Balanced Strategy         Balanced Benchmark
            -----------------         ------------------
11/04           $10,000                     $10,000
12/04            10,419                      10,501
 3/05            10,298                      10,354
 6/05            10,490                      10,568


    ------------------------------------------------------------
                                      Cumulative Return/10/
                                  (for the period ended 6/30/05)
    ------------------------------------------------------------
                                       Since Inception/11/
    ------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A                        3.49%
--  Class B                                   4.89%
    ------------------------------------------------------------
- - Balanced Blended Benchmark/1/             6.75%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Balanced Blended Benchmark--Comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/Russell 1000 Value Index: offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Defensive Strategy Portfolio lagged its blended benchmark, year-to-date through June 30, 2005, as its Class B shares 0.90% gain trailed the 1.47% return of its benchmark by 57 basis points (the Defensive Blended Benchmark/1/ is comprised of the following mix: 28% Wilshire 5000 Equity Index/2/, 55% Lehman Brothers Universal Index/3/, 7% MSCI EAFE Index/4/ and 10% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. The Met Investors Advisory LLC (the Advisor) Committee added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund, to the Portfolio. In light of the new 15% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. In addition, to help broaden the Portfolio's securities diversification in the large cap value space, the Advisor added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the period, the fixed income component of the Defensive Strategy Portfolio proved to be the main reason for the lag in performance relative to the index year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile, for a Portfolio investing in high yield debt securities and strong management team.

The biggest equity components in the Portfolio also experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27%, lagging the Russell 1000 Growth Index/6/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/7/ by 468 basis points primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two-month period.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise that the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/8/ return adding to the Defensive Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  20.04%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      15.58%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*   14.98%
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          10.34%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio     7.30%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio        6.13%
             ------------------------------------------------------
             Goldman Sachs Mid-Cap Core Value Portfolio     4.36%
             ------------------------------------------------------
             MFS Research International Portfolio           4.11%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                  4.07%
             ------------------------------------------------------
             Davis Venture Value Portfolio*                 3.12%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                      Registered Investment Company    100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


    METLIFE DEFENSIVE STRATEGY PORTFOLIO VS. DEFENSIVE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

                                    [CHART]

                Defensive Strategy       Defensive Benchmark
                ------------------       -------------------
11/04                $10,000                 $10,000
12/04                 10,134                  10,289
 3/05                 10,032                  10,193
 6/05                 10,225                  10,435



    -------------------------------------------------------------
                                        Cumulative Return/9/
                                   (for the period ended 6/30/05)
    -------------------------------------------------------------
                                        Since Inception/10/
    -------------------------------------------------------------
    MetLife Defensive Strategy
    Portfolio--Class A                         2.34%
--  Class B                                    2.26%
    -------------------------------------------------------------
- - Defensive Blended Benchmark/1/             4.91%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Defensive Blended Benchmark--Comprised of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


/6/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/9/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/10/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Growth Strategy Portfolio outperformed its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.57% gain bested the 0.21% return of it benchmark by 36 basis points (the Growth Blended Benchmark/1/ is comprised of the following mix: 68% Wilshire 5000 Equity Index/2/, 10% Lehman Brothers Universal Index/3/, 17% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy, to the Portfolio in order to help broaden the Portfolio's securities diversification in the large cap value space. In light of the new 12% allocation to the Van Kampen Comstock Portfolio, the target allocations to the Lord Abbett Growth & Income Portfolio, and the Davis Venture Value Portfolio were reduced.

In terms of relative performance for the period, the equity components proved to be the main reason for the out performance, even though the biggest equity component in the Portfolio experienced difficulty through June 30, 2005. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/6/ by 468 basis points. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two month period. On the positive side, portfolios practicing a value investment philosophy continued to perform well. It's no surprise the Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. On the international side, the Harris Oakmark International Portfolio, performed well through June 30, 2005 outperforming its index, the MSCI EAFE Index, by 280 basis points. Lastly, while a small portion of the overall portfolio, the Neuberger Berman Real Estate portfolio rebounded strongly in the first half of the year achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/7/ return adding to the Growth Portfolio's overall performance.

The relatively small fixed income component of the Growth Strategy Portfolio experience difficulty year-to-date through June 30, 2005 .The PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/8/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" product with a target construction allocation of 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile for a Portfolio investing in high yield debt securities, and strong management team.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.70%
             -----------------------------------------------------
             Van Kampen Comstock Portfolio                11.65%
             -----------------------------------------------------
             Davis Venture Value Portfolio*               10.94%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.19%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        7.83%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.37%
             -----------------------------------------------------
             MFS Research International Portfolio          5.87%
             -----------------------------------------------------
             Jennison Growth Portfolio*                    5.14%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.93%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.83%
             -----------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                      Registered Investment Company    100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       METLIFE GROWTH STRATEGY PORTFOLIO VS. GROWTH BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    ----------------------------------------------------------
                                     Cumulative Return/9/
                                (for the period ended 6/30/05)
    ----------------------------------------------------------
                                     Since Inception/10/
    ----------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A                      4.22%
--  Class B                                 6.90%
    ----------------------------------------------------------
- - Growth Blended Benchmark/1/             7.91%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Growth Blended Benchmark--Comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/7/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/8/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/9/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/10/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Moderate Strategy Portfolio lagged its blended benchmark, year-to-date through 6/30/05, as its Class B shares 0.69% gain trailed the 1.13% return of its benchmark by 44 basis points (the Moderate Blended Benchmark/1/ is comprised of the following mix: 40% Wilshire 5000 Equity Index/2/, 45% Lehman Brothers Universal Index/3/, 10% MSCI EAFE Index/4/, and 5% Citigroup 3-Month Treasury Bill Index/5/).

Effective as of May 2, 2005 revised target asset allocation percentages were established for the Portfolio. Met Investors Advisory LLC (the Advisor) added an allocation for the Salomon Brothers U.S. Government Portfolio, a short to intermediate duration fund, to the Portfolio. In light of the new 8% allocation to the Salomon Brothers U.S. Government Portfolio, the target allocations to the PIMCO Total Return, PIMCO Inflation Protected Bond and Lord Abbett Bond Debenture Portfolios were reduced. In addition, to help broaden the Portfolio's securities diversification in the large cap value space, the Advisor added an allocation to the Van Kampen Comstock Portfolio, which pursues a deep and concentrated value investment strategy.

In terms of relative performance for the period, the fixed income component of the Portfolio proved to be the main reason for the lag in performance relative to its blended benchmark year-to-date through June 30, 2005. The addition of the Salomon Brothers U.S. Government Portfolio as an allocation on May 2, 2005 lowered overall portfolio duration, which was a negative as most rates fell during the second quarter. Additionally, the PIMCO Inflation Protected Bond Portfolio lagged its benchmark, the Lehman Brothers U.S. TIPS Index/6/, year-to-date by 74 basis points due to a shorter duration bias and exposure to short treasury futures contracts. On the high yield side, the Lord Abbett Bond Debenture Portfolio continued to perform poorly versus the high yield asset class. The Lord Abbett Bond Debenture Portfolio is a "hybrid" bond fund with a current allocation of approximately 60% high yield securities, 20% convertible securities, and 20% high grade corporate securities. Therefore, it is expected to lag strong absolute performance in a high yield rally. However, the Advisor continues to favor this option due to its multi-asset class structure, relatively conservative risk profile, for a Portfolio investing in high yield debt securities and strong management team.

The biggest equity components in the Portfolio also experienced difficulty year-to-date. The Oppenheimer Capital Appreciation Portfolio returned -2.27%, lagging the Russell 1000 Growth Index/7/ by 55 basis points. The Lord Abbett Growth and Income Portfolio's year-to-date return of -2.92% lagged the Russell 1000 Value Index/8/ by 468 basis points primarily due to Lord Abbett's decision to strategically underweight the energy sector and overweight the industrials sector. Given Lord Abbett's long and successful history managing the Growth and Income Portfolio, the Advisor remains confident in this team's ability to produce consistent long-term performance. Additionally, the Van Kampen Comstock Portfolio got off to a poor start since it was added on May 2, 2005, lagging its benchmark index for the two month period. The primary detractors to performance for this Portfolio can be attributed to stock selection in the materials sector. Specifically, International Paper Company and Alcoa saw their stock prices decline significantly during this short two-month period.

On the positive side, portfolios practicing a value investment philosophy continued to perform well. The Goldman Sachs Mid-Cap Value Portfolio, the Davis Venture Value Portfolio and the Third Avenue Small Cap Value Portfolio all had strong relative performance for the first half of the year as their applicable value benchmarks were also up for the period. Lastly, while a small portion of the overall Portfolio, the Neuberger Berman Real Estate Portfolio rebounded strongly during the first and second quarters of 2005 achieving a 16.96% return beating the 16.09% return of the NAREIT Equity REIT Index/9/ return adding to the Portfolio's overall performance.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             PIMCO Total Return Portfolio                  14.87%
             ------------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      11.72%
             ------------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          10.05%
             ------------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio     8.96%
             ------------------------------------------------------
             Lord Abbett Growth and Income Portfolio        8.87%
             ------------------------------------------------------
             Salomon Brothers U.S. Government Portfolio*    7.87%
             ------------------------------------------------------
             Van Kampen Comstock Portfolio                  5.89%
             ------------------------------------------------------
             MFS Research International Portfolio           4.94%
             ------------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio          4.18%
             ------------------------------------------------------
             Jennison Growth Portfolio*                     4.16%
             ------------------------------------------------------

* Part of Metropolitan Series Fund, Inc.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

                      Registered Investment Company    100%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


     METLIFE MODERATE STRATEGY PORTFOLIO VS. MODERATE BLENDED BENCHMARK/1/
                           Growth Based on $10,000+

 LOGO

    ------------------------------------------------------------
                                      Cumulative Return/10/
                                  (for the period ended 6/30/05)
    ------------------------------------------------------------
                                       Since Inception/11/
    ------------------------------------------------------------
    MetLife Moderate Strategy
    Portfolio--Class A                        2.83%
--  Class B                                   3.26%
    ------------------------------------------------------------
- - Moderate Blended Benchmark/5/             5.95%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/Moderate Blended Benchmark--Comprised of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
METLIFE MODERATE STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/05
MANAGED BY MET INVESTORS ADVISORY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/6/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/7/The Russell 1000 Growth Index offers investors access to the large-cap growth segment of the U.S. equity universe. The Russell 1000 Growth is constructed to provide a comprehensive and unbiased barometer of the large-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap growth manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/8/The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager's opportunity set. The Index does not include fees or expenses and is not available for direct investment.

/9/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/10/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/11/Inception of the Class B shares is 11/3/04. Inception of the Class A shares is 5/1/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS
For the six months ended June 30, 2005, the MFS Research International Portfolio--Class B shares provided a total return of -2.57%. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index)/1/, had a return of -0.85% over the same period.

DETRACTORS FROM PERFORMANCE
Relative to the benchmark, special products and services, retailing, and utilities and communications were the Portfolio's weakest-performing sectors over the period. In all three sectors, stock selection hurt results.

Within the special products and services sector, our position in technology investment holding company Softbank Corp. hurt relative results as the stock's returns lagged that of the benchmark. In retail, UK-based home improvement store operator Kingfisher Plc was among the top relative detractors for the period. And within the utilities and communications sector, German telecommunications company Deutsche Telekom AG detracted from performance as the stock declined over the six-month period.

In other sectors, Japanese electronics manufacturer Seiko Epson, Japanese video game console maker Nintendo, and French bank Credit Agricole S.A. hurt results relative to the benchmark. Not owning certain strong-performing energy companies, and our positioning in BP Plc, detracted from relative performance as all three benchmark constituents posted strong gains over the period.

CONTRIBUTORS TO PERFORMANCE
Energy, health care, and financial services were the Portfolio's strongest-performing sectors over the period relative to the benchmark. Stock selection in the energy sector aided relative results as several of our holdings performed well. These included oil and gas companies Statoil ASA, CNOOC of China, and LUKOIL (ADR). Global seamless steel pipe manufacturer Tenaris also contributed to relative performance.

Stock selection in the health care sector also helped relative results. Within this sector, our positions in British pharmaceutical firm AstraZeneca Plc and Swiss pharmaceutical and diagnostic company Roche Holding AG contributed to relative performance as both stocks outperformed the benchmark for the period.

Other positions that aided performance included Hungarian financial services company OTP Bank, Ltd. (GDR) Korean electronics manufacturer Samsung Electronics Co., Ltd., Japanese metal supplier Mitsui Mining & Smelting Co., Ltd., and Turkish banking firm Akbank T.A.S.

During the reporting period, shifts in currency valuations contributed to performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

TEAM MANAGED
The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

*Security was not held in the Portfolio at period-end.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Total Fina Elf S.A.                  2.99%
                 ---------------------------------------------
                 Samsung Electronics Co., Ltd.        2.88%
                 ---------------------------------------------
                 Nestle S.A.                          2.30%
                 ---------------------------------------------
                 Roche Holding AG                     2.25%
                 ---------------------------------------------
                 Vodafone Group Plc                   2.18%
                 ---------------------------------------------
                 Suez S.A.                            2.16%
                 ---------------------------------------------
                 Royal Bank of Scotland Group Plc     2.00%
                 ---------------------------------------------
                 Mitsui Mining & Smelting Co., Ltd.   1.99%
                 ---------------------------------------------
                 Telefonica S.A.                      1.92%
                 ---------------------------------------------
                 Schneider Electric S.A.              1.84%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Financials            28.3%
Non-Cyclical          18.2%
Communications        14.1%
Energy                11.6%
Cyclical              10.2%
Basic Materials        9.7%
Industrials            7.3%
Technology             0.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS RESEARCH INTERNATIONAL PORTFOLIO               FOR THE PERIOD ENDED 6/30/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                MFS RESEARCH INTERNATIONAL PORTFOLIO MANAGED BY
        MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. MSCI EAFE INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

              MFS Research
              International      MSCI EAFE*
             --------------      ----------
   2/01        $10,000            $10,000
   3/01          8,830              8,991
   6/01          9,150              8,913
   9/01          8,040              7,669
  12/01          8,486              8,205
   3/02          8,516              8,251
   6/02          8,375              8,092
   9/02          7,154              6,499
  12/02          7,484              6,920
   3/03          6,993              6,357
   6/03          8,018              7,601
   9/03          8,521              8,223
  12/03          9,882              9,630
   3/04         10,306             10,053
   6/04         10,335             10,097
   9/04         10,477             10,074
  12/04         11,814             11,622
   3/05         11,692             11,610
   6/05         11,510             11,523


    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/05)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         11.63% 11.42%       4.80%
--  Class B                    11.37% 11.18%       3.27%
    Class E                    11.55% 11.28%      10.03%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         14.13% 12.51%       3.29%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Coming off a very strong 2004, the REIT market was pressured by profit taking as the New Year opened. In addition, evidence of a pick-up in economic activity, indications of coincident increases in inflationary trends and growing concerns that the heretofore measured pace of Fed monetary tightening might intensify generated pressure across a spectrum of income-oriented investment sectors.

Financial market returns in the first quarter were generally negative and the performance of the broad universe of equity real estate investment trusts (REITs), as measured by the NAREIT Equity REIT Index/1/, mirrored this trend. This was only one of two quarters out of the last ten that REITs generated negative returns. The second quarter of 2005 produced generally positive returns for financial markets as most domestic stock and bond indices increased in the mid-single digit range. The performance of the broad universe of equity real estate investment trusts (REITs), as measured by the NAREIT Equity REIT Index, significantly outpaced these returns as the NAREIT Equity index generated a 14.45% return. This performance marked a significant improvement versus a weak first quarter for REITs. The Met Investors Series Trust Neuberger Berman Real Estate Portfolio outperformed its benchmark in the first half of 2005 as its Class A shares returned 6.74% as compared to 6.38% for the NAREIT Equity REIT Index.

We believe that REIT fundamentals continue to improve off a bottom that was established in 2003. Ongoing economic recovery has driven increased demand for a host of property types--commercial, industrial, office and retail. In addition, a lack of building activity during the early part of the decade has facilitated what we believe to be an attractive supply and demand relationship that has increased pricing power for many property segments. Accordingly, we continue to anticipate that overall REIT earnings can grow 8% during 2005, approximately double the rate generated in 2004, and that dividends could increase 4%.

The presence of a still low term structure for interest rates should continue to provide support for robust demand for REITs as income-oriented investors gravitate toward investments that produce competitive cash flows. We also continue to take comfort from our historical analysis of REIT return patterns, which indicates that REITs possess a very low correlation to interest rate movements and that during periods of rising rates, REITs have tended to generate positive total rates of return.

STEVEN R. BROWN
Portfolio Manager
NEUBERGER BERMAN MANAGEMENT, INC.
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Colonial Properties Trust (REIT)         5.27%
               -------------------------------------------------
               Trizec Properties, Inc. (REIT)           4.43%
               -------------------------------------------------
               Simon Property Group, Inc. (REIT)        4.37%
               -------------------------------------------------
               Vornado Realty Trust (REIT)              3.42%
               -------------------------------------------------
               Boston Properties, Inc. (REIT)           3.27%
               -------------------------------------------------
               SL Green Realty Corp. (REIT)             3.22%
               -------------------------------------------------
               Host Marriott Corp. (REIT)               3.11%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.02%
               -------------------------------------------------
               Brandywine Realty Trust (REIT)           2.97%
               -------------------------------------------------
               Essex Property Trust, Inc. (REIT)        2.96%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Office                    36.3%
Regional Malls            16.4%
Apartments                11.7%
Lodging                    9.1%
Health Care                4.2%
Community Centers          4.0%
Industrials               16.8%
Office Industrial          1.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY NEUBERGER BERMAN MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               NEUBERGER BERMAN REAL ESTATE PORTFOLIO MANAGED BY
       NEUBERGER BERMAN MANAGEMENT, INC. VS. NAREIT EQUITY REIT INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Neuberger               NAREIT Equity
             Berman Real Estate           REITs Index
             ------------------          --------------
 5/04            $10,000                    $10,000
 6/04             10,350                     11,027
 9/04             11,130                     11,935
12/04             12,975                     13,751
 3/05             12,090                     12,777
 6/05             13,848                     14,624


    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/05)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
--  Portfolio--Class A           33.80%         32.17%
    Class B                      33.63%         31.92%
    Class E                      33.78%         32.05%
    ------------------------------------------------------------
- - NAREIT Equity REIT Index/1/  32.62%         38.49%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class B shares will differ from that of the Class A and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio's investment strategy remained focused on companies that offered strong potential for above-average growth while exhibiting valuations that we believed was reasonable relative to future growth prospects. In other words, we continued to invest in market leaders with established brands, solid corporate infrastructure and strong product distribution. These are the types of companies we believe have the potential for real earnings growth and high investment returns. At the same time, with every potential investment we carefully scrutinized valuations, earnings and cash flow to determine if a stock's price were reasonable in light of the company's growth prospects.

Our disciplined approach led us to avoid some of the market's most glaring dangers during the reporting period, and to capitalize on several profitable opportunities. In some instances, the dangers and opportunities were represented by the same stock at different times. For example, at the beginning of the reporting period, we avoided investing in Internet sales platform eBay, Inc. despite the company's strong top and bottom line growth because the stock price did not meet our GARP (Growth At a Reasonable Price) criteria. The stock's substantial decline later in the period created an opportunity for the Portfolio to buy a position in this market leader at a reasonable price, an investment that contributed positively to the Portfolio's returns. Similarly, the Portfolio had sold its position in biotechnology developer Genentech, Inc. in a prior period when the stock price exceeded levels we believed were reasonable in relation to growth prospects. Early in 2005, the stock price once again offered an attractive entry point, and the Portfolio re-acquired shares in this fast-growing company.

Of course, not all of the Portfolio's positions delivered such exceptional performance. Despite holding a few relatively good performing technology stocks in addition to eBay, Inc. such as Intel Corp., Nokia Oyj (ADR), and Cisco Systems, Inc., our overweighted position in technology generally undermined returns. IBM Corp. proved to be our most notable disappointment in the sector. In the health care area, performance suffered from the Portfolio's lack of exposure to HMO organizations, which benefited from an improved pricing environment. Finally, among consumer discretionary holdings, a slump in media stocks, another area that the Portfolio emphasized, further detracted from returns.

The market's tilt toward value has now persisted for roughly five years. As a result, the average price to earnings ratios for traditionally growth-oriented stocks has slipped near those of traditionally value-oriented issues. At the same time, growth stocks continue to offer significantly greater opportunities for real revenue and earnings growth over time, which we believe the market is increasingly likely to reward as the current phase of U.S. economic growth matures. These conditions mirror other periods of recession and early cycle growth in which investor sentiment has turned to value-oriented stocks, only to shift in favor of growth-oriented stocks as the rate of economic expansion steadies. We believe we now stand on the cusp of such a transition, leading us to emphasize investments in areas that have traditionally exhibited steady, long-term growth. As of the end of the reporting period, we have found a relatively large number of investments meet these criteria in the technology, health care and consumer discretionary sectors.

JANE PUTNAM
Portfolio Manager
OPPENHEIMERFUNDS, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       General Electric Co.     4.66%
                       ---------------------------------
                       Microsoft Corp.          3.67%
                       ---------------------------------
                       Comcast Corp.--Class A   3.02%
                       ---------------------------------
                       Citigroup, Inc.          2.55%
                       ---------------------------------
                       ExxonMobil Corp.         2.50%
                       ---------------------------------
                       Cisco Systems, Inc.      2.38%
                       ---------------------------------
                       Johnson & Johnson        2.25%
                       ---------------------------------
                       Intel Corp.              1.99%
                       ---------------------------------
                       Medtronic, Inc.          1.99%
                       ---------------------------------
                       Time Warner, Inc.        1.91%
                       ---------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY OPPENHEIMERFUNDS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO MANAGED BY
                  OPPENHEIMERFUNDS, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

                 Oppenheimer Capital       S&P 500
                 -------------------       -------
   2/01              $10,000               $10,000
   3/01                8,740                 8,512
   6/01                9,350                 9,010
   9/01                7,750                 7,687
  12/01                8,573                 8,509
   3/02                8,314                 8,533
   6/02                7,023                 7,389
   9/02                6,013                 6,113
  12/02                6,453                 6,628
   3/03                6,263                 6,420
   6/03                7,174                 7,408
   9/03                7,463                 7,605
  12/03                8,294                 8,531
   3/04                8,354                 8,675
   6/04                8,464                 8,824
   9/04                8,144                 8,659
  12/04                8,825                 9,458
   3/05                8,581                 9,255
   6/05                8,612                 9,382

    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/05)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
    Portfolio--Class A                2.07%  7.32%        0.40%
--  Class B                           1.76%  7.04%       -3.35%
    Class E                             --     --         2.51%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                  6.32%  8.28%       -1.43%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/1/05. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Most bond sectors lost ground during the first quarter. Treasury Inflation Protected Securities (TIPS) were no exception. The Lehman Brothers Global Real:
U.S. TIPS Index/1/, a widely used index for U.S. inflation-linked bonds, lost
0.33 percent, as real yields rose on prospects for stronger real growth and a more hawkish Federal Reserve. Break-even inflation (BEI), a measure of inflation expectations equal to the difference between yields on inflation-linked bonds and equivalent maturity nominal Treasuries, rose as well. During the second quarter the bond market reversed course as interest rates fell and signs of an economic slowdown emerged. Risk appetites for credit-sensitive assets revived. The U.S. real yield curve continued to flatten driven by lower yields for intermediate/longer maturities. Shorter maturity real yields rose as short-term inflation expectations fell sharply. Despite higher oil prices, inflation expectations fell amid signs of a possible economic slowdown and nominal Treasuries outperformed TIPS for the second quarter.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
Interest rate strategies have benefited the Portfolio year-to-date. During the first quarter, a below-benchmark duration from TIPS helped returns as U.S. real yields rose, and above benchmark duration during the second quarter was also positive for performance as rates fell. A short-to-intermediate maturity focus was a negative for performance during the six-month period, as the real yield curve flattened. Exposure to European nominal bonds has been positive year-to-date despite these bonds slightly detracting from performance during the second quarter. Also credit strategies designed to outperform from a recovery in the automotive sector contributed to relative returns for the six-month period.

MARKET/PORTFOLIO OUTLOOK
Over the past few years PIMCO's Secular Outlook has described the tension between disinflation and reflation. We believe the forces of disinflation will be stronger over the next several years, which will foster an environment of low and even declining global interest rates. In our view a range of 3-4 1/2 percent for the yield on ten-year Treasuries should prevail over the next several years. High quality, longer maturity bonds should be attractive in a disinflationary environment.

STRATEGY
In this environment we will prudently exploit benefits of disinflation and BW II stability. Given our outlook for lower inflation than previously anticipated, duration from inflation-linked bonds should be held near benchmark. We expect to emphasize longer maturity TIPS given the demand from U.S. pension funds looking to reduce the mismatch between the duration of their assets and liabilities. Exposure to currency-hedged nominal European government bonds should also be attractive because disinflationary forces are likely to be especially pronounced in European economies. Another out-of-index sector that we think offers value is emerging markets. We believe higher quality emerging market bonds should be a compelling source of safe yield in light of their improving credit fundamentals.

JOHN B. BRYNJOLFSSON
Portfolio Manager
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails risk. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    13.68%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (2.375%, 01/15/25)   12.66%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   11.13%
        ----------------------------------------------------------------
        U.S. Treasury Note (3.00%, 07/15/12)                    10.92%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 07/15/14)    10.25%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)    9.82%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     7.97%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.625%, 04/15/28)    4.73%
        ----------------------------------------------------------------
        Federal National Mortgage Corp. (3.235%, 09/07/06)       3.85%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (1.875%, 07/15/13)    2.79%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

U.S. Government & Agency Obligations    87.8%
Corporate Bonds & Debt Securities        5.0%
Asset-Backed Securities                  2.4%
Foreign Bonds & Debt Securities          2.2%
Collateralized Mortgage Obligations      2.0%
Municipals                               0.5%
Preferred Stock                          0.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO           FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              PIMCO INFLATION PROTECTED BOND PORTFOLIO MANAGED BY
PACIFIC MANAGEMENT COMPANY LLC VS. LEHMAN GLOBAL REAL: U.S. TIPS BOND INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]



                   PIMCO             Lehman Global
                 Inflation          Real: U.S. TIPS
               Protected Bond          Bond Index
               --------------      ------------------
 5/03            $10,000                 $10,000
 6/03             10,360                  10,367
 9/03             10,460                  10,398
12/03             10,547                  10,568
 3/04             11,173                  11,111
 6/04             10,855                  10,766
 9/04             11,215                  11,180
12/04             11,541                  11,460
 3/05             11,541                  11,423
 6/05             11,768                  11,771


    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/05)
    ------------------------------------------------------------------
                                       1 Year    Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                 8.43%           7.80%
    Class B                            8.22%           7.56%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                           9.33%           7.80%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds rallied worldwide as interest rates fell, risk appetites for credit-sensitive assets revived and signs of an economic slowdown emerged during the second quarter. This is in contrast to the first three months of the year when a hawkish tone from the Federal Open Market Committee, higher inflation prints and credit concerns prompted a rise in interest rates negatively impacting fixed income. The U.S. yield curve flattened in the first half of 2005 with longer maturity bonds supported by benign inflation as well as demand from countries outside the U.S. with high savings rates. While all major bond market sectors posted positive results in the second quarter, emerging market bonds were the best performing sector, bouncing back strongly after volatility in credit markets hurt returns early in the quarter. For the first half of 2005, the bond market as measured by the Lehman Brothers Aggregate Index, was up with a return of 3%.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
Interest rate strategies have been mixed for performance year to date. A modest above-index duration position contributed to relative returns during the first half of the year. With respect to yield curve positioning, a slight bias to steepening was modestly negative as the curve continued to flatten. Increased exposure to and coupon selection in the mortgage sector helped returns. Underweighting corporate securities has also been a boost to the portfolio as corporates underperformed, amid lingering concerns about the auto sector and corporate restructurings. Exposure to Eurozone issues continued to benefit the portfolio amid worries about a slowdown in the global economy. Municipal bonds have detracted from returns year to date. Munis are less volatile than taxable issues and tend to lag Treasuries in market rallies. Emerging market bonds were a strong contributor to returns in the second quarter, bouncing back strongly after volatility in credit markets hurt returns earlier in the year. Continued cash inflows from dedicated institutional investors attracted to the sector's strong credit fundamentals supported the market.

MARKET/PORTFOLIO OUTLOOK
Over the past few years PIMCO's Secular Outlook has described the tension between disinflation and reflation. We believe the forces of disinflation will be stronger over the next several years, which will foster an environment of low and even declining global interest rates. In our view, a range of 3-4 1/2 percent for the yield on ten-year Treasuries should prevail over the next several years.

With regards to strategy, we will prudently exploit the benefits of disinflation and Bretton Woods II stability. This will likely include extending duration modestly above the index when rates are near the higher end of our forecasted range, and shortening duration targets as rates near the low end. Among other things, we also anticipate keeping our yield curve exposure near the index overall but taking selective exposure to higher quality, longer maturity bonds.

WILLIAM H. GROSS
PASI HAMALAINEN
Portfolio Managers
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This publication contains the current opinions of the Portfolio manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails risk. The guarantee on Treasuries, TIPS and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio that invest in them are not guaranteed. Mortgage-backed securities are subject prepayment risk. With corporate bonds there is no assurance that issuers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk as a result of non-U.S. economic and political developments, which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value a portfolio that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, TBA)         23.98%
         --------------------------------------------------------------
         U.S. Treasury Note (4.875%, 02/15/12)                 12.94%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (5.50%, 02/01/35)     5.96%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (4.00%, TBA)          4.77%
         --------------------------------------------------------------
         Federal Home Loan Bank (5.50%, 05/01/35)               3.07%
         --------------------------------------------------------------
         Federal Republic of Germany (5.50% 01/04/31)           3.02%
         --------------------------------------------------------------
         U.S. Treasury Bond (8.75%, 05/15/17)                   2.52%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (6.00%, TBA)          2.02%
         --------------------------------------------------------------
         U.S. Treasury Note (4.125%, 05/15/15)                  1.95%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (3.319%, 09/22/06)    1.88%
         --------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

U.S. Government & Agency Obligations    74.5%
Collateralized Mortgage Obligations      5.1%
Asset-Backed Securities                  5.0%
Foreign Bonds & Debt Securities          4.1%
Foreign Government                       4.1%
Municipals                               3.9%
Corporate Bonds & Debt Securities        2.6%
Preferred Stock                          0.7%
Warrants                                 0.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO TOTAL RETURN PORTFOLIO                       FOR THE PERIOD ENDED 6/30/05
MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO TOTAL RETURN PORTFOLIO MANAGED BY
 PACIFIC INVESTMENT MANAGEMENT COMPANY LLC VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                           Growth Based on $10,000+

                              [CHART]

                 PIMCO            Lehman Bros.
             Total Return       Aggregate Bond In
             ------------      -------------------
     2/01       $10,000              $10,000
     3/01        10,100               10,137
     6/01        10,110               10,194
     9/01        10,640               10,664
    12/01        10,669               10,669
     3/02        10,669               10,680
     6/02        11,041               11,075
     9/02        11,444               11,583
    12/02        11,661               11,765
     3/03        11,837               11,929
     6/03        12,117               12,227
     9/03        12,158               12,210
    12/03        12,186               12,249
     3/04        12,481               12,573
     6/04        12,228               12,267
     9/04        12,597               12,659
    12/04        12,771               12,779
     3/05        12,703               12,719
     6/05        13,087               13,102


    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             7.37%  6.13%        6.88%
--  Class B                        7.02%  5.82%        6.33%
    Class E                        7.19%  5.95%        5.31%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       6.82%  5.76%        6.31%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

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                                      52

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MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
For the six-month period ended June 30, 2005, the Met/Putnam Capital Opportunities Portfolio. Outperformed the Russell 2000 Index/1/ benchmark while performing in line with the Russell 2500 Index/2/. In the first quarter of 2005, U.S. equity markets sandwiched a determined rally between two strong downdrafts, as high energy prices and interest-rate increases clouded the prospects for equities. While U.S. equity markets were buoyed by a strengthening dollar and a lack of inflation in the second quarter of 2005, increases in energy prices, signs of economic stagnation, and continuing interest-rate increases by the Federal Reserve Board limited gains.

Excellent stock selection in the retail cyclicals industry (Movie Gallery, Michaels Stores, Inc., Abercrombie & Fitch Co.--Class A) made the consumer cyclicals sector the Portfolio's largest relative contributor. Our position in Administaff (commercial and consumer services) also aided results. Shares of Movie Gallery, the number three U.S. video-rental chain, rose during the period after rival Blockbuster dropped its bid to buy Hollywood Entertainment. This enabled Movie Gallery to move ahead with its purchase of Hollywood Entertainment, the second largest video-rental company, for $850 million, an action that nearly doubled Movie Gallery's stores and increased its presence in large U.S. cities. Michaels Stores benefited from fiscal fourth-quarter profit growth of 18 percent, as a new inventory system that improves the way it stocks products helped boost sales. Shares of Abercrombie & Fitch Co.--Class A moved higher on better-than-expected January and February same-store sales growth due to a strong response to their spring assortment. Administaff, Inc., a human resources management company, also saw its shares trade higher during the period after the firm reported above-consensus first quarter profit and lifted its full-year outlook. Strong sales and the retention of existing clients drove positive results.

Positions in health-care services (Cerner, Health Net, Inc. Manor Care, Inc.) and medical technology (Respironics, Inc.), coupled with an underweight to the biotechnology industry, helped relative performance in the health-care sector. Cerner, which provides information technology to the health-care industry, benefited from solid results across several metrics as bookings, backlog, systems-sales revenue, and EPS growth were all strong. Shares of Health Net, Inc., were supported by the appointment of a new CFO who is expected to strengthen internal controls and corporate oversight. Manor Care, Inc., rallied during the month of May after the U.S. Medicare program announced a proposal of new funding rules that would be more beneficial to nursing home operators than the market had expected. Rounding out the top relative contributors, shares of Respironics traded higher after the company reported solid earnings, which rose 23% domestically and 26% internationally, on sales of its treatments for obstructive sleep apnea.

Unfavorable stock selection in the metals (AK Steel Holdings) and chemicals (Georgia Gulf) industries made the basic materials sector the Portfolio's largest relative detractor. Shares of AK Steel Holdings, which operates through its wholly owned subsidiaries AK Steel Corporation and AK Holdings, fell during the period in a difficult operating environment for the industry. U.S. steel stocks slipped early in the quarter following comments that steel manufacturers would find it difficult to pass on higher raw material costs to its customers, despite their experiencing robust demand and strong prices. On a more company-specific note, AK Steel reported lower first-quarter profit as higher costs and maintenance outages hurt results. Our overweight to chemical manufacturer Georgia Gulf also weighed on relative performance within the sector and was the Portfolio's leading individual detractor from performance. The company warned of lower quarterly earnings results due in large part to an unexpected shutdown at its Plaquemine, Louisiana, chlorine facility in early April. In addition, investors worried that stubbornly high natural gas and benzene prices may continue to stifle results.

Stock selection within the financial industry also detracted from results, as our holdings in the real estate (NovaStar Financial, Redwood Trust) and banking (R & G Financial Corp.--Class B and Doral Financial Corp.) industries more than offset the relative benefit of our holdings in consumer finance. Shares of NovaStar Financial fell after the company missed its 2004 net income forecast in a challenging market and interest-rate environment. Redwood Trust traded lower despite posting strong quarterly earnings results, as investor sentiment turned cautious given the threat of an industry-wide decrease in origination volumes. Within the banking industry, our holdings in the Puerto Rican financial firms R & G Financial Corp.--Class B and Doral Financial Corp. proved to be the leading detractors form performance. Shares of R & G suffered after it was announced that the company faced an informal U.S. Securities and Exchange Commission probe into its proposed restatement of its 2003 and 2004 financial statements. Similarly, Doral Financial Corp. also said that the SEC is examining its planned restatement of five years' worth of financial statements.

OUTLOOK: U.S. EQUITY MARKETS
Our market strategists believe that continued rate hikes, slowing economic and earnings growth, and rebounding investor risk aversion will constrain stock market returns, which should average only modest, single-digit gains over the next several years.

Within this moderately positive average, 2005 may prove an exception on the downside. Leading indicators of economic activity have softened this year, indicating that past policy tightenings are beginning to affect the pace of economic activity. Our forecasters believe that with the best part of the economic and profits cycles now past, opportunities will become increasingly rare and specific over the balance of the year. As earnings power grows scarce, companies that can deliver it are apt to outperform.

Our asset allocation team's forecasting models now favor growth stocks over value stocks for the first time in many years. This outlook is confirmed by the team's sector-selection analysis: A flattening yield curve dims the outlook for financial stocks, the largest sector in the value style indices.

PORTFOLIO STRATEGY
Your Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon and have positioned it for a gradual economic recovery.

--------------------------------------------------------------------------------

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MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



During the period, the Portfolio's largest purchases were: CMS Energy (electric utilities), Timberland (retail cyclicals), and Emulex (computers). Our largest sells during the period were: NVR (homebuilding), Providian Financial (consumer finance), and Michaels Stores (retail cyclicals).

TEAM MANAGED
PUTNAM INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    BMC Software, Inc.              2.75%
                    ----------------------------------------
                    CMS Energy Corp.                2.71%
                    ----------------------------------------
                    Terex Corp.                     2.56%
                    ----------------------------------------
                    Manor Care, Inc.                2.37%
                    ----------------------------------------
                    SUPERVALU, Inc.                 2.29%
                    ----------------------------------------
                    Timberland Co. (The)--Class A   2.24%
                    ----------------------------------------
                    AmerUs Group Co.                2.04%
                    ----------------------------------------
                    Autoliv, Inc.                   2.04%
                    ----------------------------------------
                    Citrix Systems, Inc.            1.98%
                    ----------------------------------------
                    Storage Technology Corp.        1.97%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

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                                      54

--------------------------------------------------------------------------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO         FOR THE PERIOD ENDED 6/30/05
MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO MANAGED BY
          PUTNAM INVESTMENT MANAGEMENT, LLC VS. RUSSELL 2000 INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

            Met/Putnam Capital
               Opportunities       Russell 2000
               -------------       ------------
 5/96             $10,000             $10,000
 6/96               9,977               9,967
 9/96              10,149              10,001
12/96              10,859              10,521
 3/97              10,083               9,977
 6/97              11,623              11,594
 9/97              13,363              13,320
12/97              13,128              12,873
 3/98              14,730              14,168
 6/98              13,746              13,508
 9/98              10,791              10,786
12/98              12,419              12,545
 3/99              11,828              11,865
 6/99              13,165              13,711
 9/99              13,285              12,844
12/99              17,953              15,213
 3/00              19,471              16,290
 6/00              18,097              15,674
 9/00              18,484              15,848
12/00              16,058              14,753
 3/01              13,599              13,792
 6/01              15,845              15,763
 9/01              12,201              12,486
12/01              14,706              15,119
 3/02              15,232              15,721
 6/02              13,654              14,408
 9/02              11,112              11,325
12/02              11,612              12,023
 3/03              10,559              11,483
 6/03              12,652              14,172
 9/03              13,329              15,459
12/03              14,947              17,704
 3/04              15,587              18,812
 6/04              15,826              18,900
 9/04              15,612              18,360
12/04              17,718              20,947
 3/05              17,266              19,828
 6/05              17,793              20,685


    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    12.44%  9.23% -0.34%       6.49%
    Class B               12.13%  8.96%     --       6.89%
    -------------------------------------------------------------
- - Russell 2000 Index/1/  9.45% 12.81%  5.70%       8.26%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had a market capitalization of $1.8 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MANAGEMENT'S PERFORMANCE REVIEW
For the six months ended June 30, 2005, the RCM Global Technology
Portfolio--Class B for Met Investors Series Trust decreased by 4.59%. The Portfolio outperformed its sector benchmark, the Goldman Sachs Technology Index/1/ which decreased by 7.55%, and outperformed the broad market as defined by the NASDAQ Composite Index/2/ which decreased by 5.12%.

MARKET ENVIRONMENT
The first half of 2005 consisted of two periods. The first began the first day of the year and continued until the middle of April. During this period it seemed that investors regarded almost all quarterly earnings reports as "disappointing". Investor expectations had become too high in the fourth quarter of 2004, and the caution exercised by most management teams in their forecasts were not well received. As a result, most indices made their lows for the quarter in mid-April.

At the same time, interest rates were rising and oil prices were increasing, leading several economists to worry about much slower economic growth, a housing bust, and margin pressures. In fact, as RCM talked to company management teams, business was getting worse, and many companies had a poor month of May. However, this slowing actually caused a turn in the stock market, as the bond market began to discount the slowing economy and rates went down. This caused the worries about housing to dissipate, and consumers began to feel better. And as we ended the quarter, the market had recovered, the economy seemed to have a better month than expected in June, and the outlook for most technology companies seemed pretty favorable. Most importantly, the stocks in the RCM Global Technology Portfolio began to recover.

One of the "truths" that we have discovered about technology stocks is that they tend to outperform when the economy is slow but not in a recession. If the economy is too strong, the materials stocks tend to have more leverage and do better, but tech does well in a moderate growth, low inflation period because its growth drivers are a desire for productivity or new products, not price increases. We seem to be entering such a period.

PORTFOLIO REVIEW
During the first half of 2005, the RCM Global Technology Portfolio was overweight internet stocks (relative to the Goldman Sachs Technology Index), which was one of the worst performing sub-sectors during the period but was the Portfolio's largest performance contributor. After a poor first quarter by this sector, RCM had carefully assessed the associated risks and maintained the Portfolio's large overweight in the internet sub-sector. RCM's research continues to indicate that internet companies are still experiencing very strong growth that is sustainable longer than most forecasts are predicting. In particular, as of June 30, 2005, one of the Portfolio's largest holdings was in Google which rose dramatically during the second quarter, and we also saw a nice rebound in Shanda. The Portfolio's other two large internet holdings, Yahoo and Verisign, did not outperform significantly, but RCM believes their business is very strong, so they increased the Portfolio's holdings in each of these. RCM also significantly reduced the Portfolio's holding in Google as it reached our near term price target as the quarter ended. Because Google had been the Portfolio's largest position, its strength more than offset the declines in the other stocks.

The largest negative contributor during the six month period ending June 30, 2005 was the Portfolio's overweight in biotechnology companies, Biogen Idec and Elan Corp. The Portfolio has often had positions in biotechnology companies that meet RCM's earnings and valuation criteria, but in this case, the Portfolio had concentrated its biotech holdings on only these two stocks. Both companies were behind the newly approved drug, Tysabri. The drug received U.S. approval in late November for Multiple Sclerosis (MS) when one-year data demonstrated strong efficacy, a 60% reduction in relapse rates, and a benign safety profile. Subsequent two year safety data reported on February 17th also corroborated the strong profile evident in the one year results. Unfortunately on February 28th the companies, in consultation with the FDA, decided to suspend sales of Tysabri following two fatal reports from trial patients that were thought to be associated with the drug. Immediately after the announcement both stocks plunged dramatically, detracting over 170 basis points from the Portfolio's performance since RCM took over management earlier in 2005.

Though the Portfolio is still underweight the semiconductor sub-sector, which has been the best area in technology, RCM has been narrowing the gap by building up positions in growth companies like Broadcom, International Rectifier, Chartered Semiconductor, and Sandisk Corp. They joined the Portfolio's holdings in National Semiconductor, Marvell Technology, Cypress Semiconductor, and Samsung Electronics, so the Portfolio now has exposure to what RCM believes is a dynamic list of companies within this area.

Finally, the Portfolio's energy-technology holdings were up favorably for the period and benefited its overall performance.

OUTLOOK
RCM continues to implement their consistent investment philosophy of focusing on companies with solid fundamentals. While RCM cannot rule out a further spike in oil prices that might cause a recession in 2006, they do think the potential is small. RCM is already seeing some moderation in commodity prices and consumer spending; this caution will likely circle back into slowing growth for the world economy and the self correcting pricing that should allow moderate growth to continue. As long as economic growth stays above 2.5%, RCM believes that technology spending should remain relatively healthy. This should result in the need for renewed investments in telecommunications & wireless data technology, and in internet-infrastructure at many companies. RCM believes that the Portfolio is positioned in those areas of technology that will benefit from the lion's share of spending, and as confidence returns, they hope for appreciation in the Portfolio's holdings.

WALTER C. PRICE
HUACHEN CHEN
Portfolio Managers
RCM CAPITAL MANAGEMENT LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Yahoo!, Inc.                             6.36%
               -------------------------------------------------
               Google, Inc.                             5.03%
               -------------------------------------------------
               Verisign, Inc.                           4.31%
               -------------------------------------------------
               Oracle Corp.                             4.00%
               -------------------------------------------------
               EMC Corp.                                3.41%
               -------------------------------------------------
               Red Hat, Inc.                            3.35%
               -------------------------------------------------
               Shanda Interactive Entertainment, Ltd.   3.31%
               -------------------------------------------------
               NCR Corp.                                2.95%
               -------------------------------------------------
               Juniper Networks, Inc.                   2.87%
               -------------------------------------------------
               Autodesk, Inc.                           2.86%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RCM GLOBAL TECHNOLOGY PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
(FORMERLY PIMCO PEA INNOVATION PORTFOLIO)
MANAGED BY RCM CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        RCM GLOBAL TECHNOLOGY PORTFOLIO
             (FORMERLY PIMCO PEA INNOVATION PORTFOLIO) MANAGED BY
 RCM CAPITAL MANAGEMENT LLC VS. NASDAQ COMPOSITE INDEX/2/ AND S&P 500 INDEX/3/
                           Growth Based on $10,000+

                                    [CHART]

          RCM Global
          Technology    S&P 500     NASDAQ
          ----------    -------     ------
 2/01      $10,000      $10,000    $10,000
 3/01        7,070        8,512      6,650
 6/01        7,590        9,010      7,817
 9/01        4,210        7,687      5,466
12/01        6,160        8,509      7,120
 3/02        5,880        8,533      6,747
 6/02        3,850        7,389      5,356
 9/02        2,510        6,113      4,297
12/02        3,040        6,628      4,903
 3/03        3,070        6,420      4,935
 6/03        3,730        7,408      5,977
 9/03        4,250        7,605      6,588
12/03        4,790        8,531      7,401
 3/04        4,870        8,675      7,375
 6/04        4,740        8,824      7,581
 9/04        3,971        8,659      7,033
12/04        4,584        9,458      8,078
 3/05        4,184        9,255      7,436
 6/05        4,374        9,382      7,664

    ----------------------------------------------------------
                                 Average Annual Return/4/
                              (for the period ended 6/30/05)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------
    RCM Global Technology
    Portfolio--Class A        -7.48%  4.47%      -13.45%
--  Class B                   -7.74%  4.33%      -17.19%
    Class E                   -7.72%  4.42%       -4.76%
    ----------------------------------------------------------
- - NASDAQ Composite Index/2/  1.10% 12.69%       -5.86%
    ----------------------------------------------------------
--  S&P 500 Index/3/           6.32%  8.28%       -1.43%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Goldman Sachs Technology Index is a modified capitalization-weighted index of selected technology stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

The Adviser for the Portfolio changed in January 2005. The Portfolio changed its name effective May 1, 2005. In addition the Portfolio changed its benchmark from the S&P 500 Index to the NASDAQ Composite Index.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



During the first six months of 2005, the Met Investors Series Trust Third Avenue Small Cap Value Portfolio--Class A shares ("the Portfolio") appreciated by 5.84%, compared to an increase of 0.90% for the Russell 2000 Value Index/1/ and to declines of 0.81% and 1.25% for the S&P 500 Index/2 /and Russell 2000 Index/3/ respectively. The strong performance during the first half of 2005 was driven by meaningful appreciation from some of our real estate holdings, including Trammell Crow Co. (up 34%), St. Joe Co. (The) (up 27%), and Forest City Enterprises, Inc.--(Class A) (up 23%). Other investments that contributed significantly to the solid performance of the Portfolio include RTI International Metals, Inc. (up 53%) and Whiting Petroleum Corp. (up 20%). These positive contributions were partially offset by declines in other holdings, including Superior Industries International, Inc., (down 18%), Leucadia National Corp. (down 17%), Alamo Group, Inc. (down 31%), Willbros Group, Inc. (down 38%) and Russ Berrie (down 44%).

During the six-month period, we acquired three new positions and eliminated four positions, decreasing the number of holdings in the Portfolio to 80. One of the new positions, American Axle & Manufacturing Holdings, Inc., is a Tier I supplier to the automotive industry, and a leading manufacturer of driveline systems and powertrain components. Any investor looking for Baron von Rothschild's proverbial "blood in the streets" would find it among the U.S. auto supply industry. As the saying goes, when the "Big 3" catch a cold, the auto suppliers catch pneumonia, or possibly, worse. Unfortunately for U.S. auto suppliers, General Motors ("GM") and Ford in particular, have something much worse than a cold. General Motors, American Axle's main customer, continues to steadily lose market share to Toyota, Nissan and others. Revenue in the company's biggest market, North America, fell nearly 13% in the first quarter. GM's dependency on SUVs and light trucks was grimly illustrated in the first quarter as sales of those high margin vehicles fell off a cliff. The company faces increasingly massive health care costs as well, for both current employees and retirees. GM management has stated that payments for retirees' health care add about $1,525 to the cost of every vehicle the company sells. In recognition of these and other negative trends, on May 5, 2005, rating agency Standard & Poor's cut GM's debt rating to "junk" status (rating agency Fitch also has since downgraded GM).

Despite the terrible adversity engulfing the U.S. auto industry, we believe that companies like American Axle & Manufacturing Holdings, Inc., as well as Superior Industries International, Inc., another auto supplier holding in the Portfolio--with historically strong businesses and solid capital structures--will weather the current storm. American Axle & Manufacturing Holdings, Inc., continues to make strides with other original equipment manufacturers ("OEMs"), including foreign OEMs, and has meaningful opportunities to increase its bill of materials with its customers (I.E., by providing a broader range of components or larger, more complex systems and increasing its content per vehicle). Shares were purchased near General Accepted Accounting Principles book value and around seven times 2004's fully diluted earnings (earnings that are down considerably from the past couple of years' results, owing to production cuts at GM, higher steel costs, and debt refinancing charges). Thanks to a major refinancing in 2004, the right side of the company's balance sheet improved markedly (indeed, the company's interest expense has been nearly cut in half, and were it not for the new financing, it's not at all clear we would have purchased shares of American Axle American Axle & Manufacturing Holdings, Inc.).

Resource conversions (E.G., going private or selling to a strategic buyer) involving three of the investments in the Portfolio led to the elimination of those positions in the first half of 2005. LNR Property Corporation was acquired by LNR Property Holdings, Ltd., for $63.10 per share in cash. Ascential Software Corporation was acquired by International Business Machines
(IBM) for $18.50 per share in cash, while Hollywood Entertainment was acquired by Movie Gallery, Inc., in exchange for $13.25 per share in cash. In each case, the acquisition price represented a significant premium to our cost basis. Another resource conversion involving a Portfolio holding took place during the first six months of this year, as Kmart Holding Corp. and Sears, Roebuck and Co. completed their merger, resulting in a new retail company named Sears Holdings Corp.

We continue to be very comfortable with Third Avenue's investment philosophy, and how we are applying it. Furthermore, we believe that our portfolio is well positioned to benefit from resource conversions, either in the form of go-private transactions, with the transactions financed largely with the businesses' surplus cash, or in the form of acquisitions of our companies by strategic buyers, as was the case in three of the aforementioned transactions. We continue to believe that the Portfolio has TWO ways to win: resource conversion, or value recognition by the public markets. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap/4/" criteria today that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
THIRD AVENUE MANAGEMENT LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Superior Industries International, Inc.   2.80%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.67%
               --------------------------------------------------
               Pogo Producing Co.                        2.55%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.51%
               --------------------------------------------------
               Trammell Crow Co.                         2.38%
               --------------------------------------------------
               St. Joe Co. (The)                         2.29%
               --------------------------------------------------
               Sycamore Networks, Inc.                   1.96%
               --------------------------------------------------
               Fording Canadian Coal Trust               1.88%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.86%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.79%
               --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY THIRD AVENUE MANAGEMENT LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               THIRD AVENUE SMALL CAP VALUE PORTFOLIO MANAGED BY
          THIRD AVENUE MANAGEMENT LLC VS. RUSSELL 2000 VALUE INDEX/1/
                           Growth Based on $10,000+

 LOGO

    -------------------------------------------------------------
                                    Average Annual Return/5/
                                 (for the period ended 6/30/05)
    -------------------------------------------------------------
                                 1 Year 3 Year Since Inception/6/
    -------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           19.88% 19.60%      15.54%
    Class B                      19.61% 19.37%      15.32%
    -------------------------------------------------------------
- - Russell 2000 Value Index/1/  14.39% 14.15%      11.35%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE
The Portfolio registered a modest gain, performing in line with the Russell Midcap Growth Index/1/ for the six months ended June 30, 2005. Stock selection and the impact of sector weightings were generally favorable, but our consumer discretionary and health care holdings detracted.

MARKET ENVIRONMENT
Most major U.S. stock indexes struggled in the first half of 2005, despite a second-quarter rebound. Mid-cap stocks generated a modest gain, however, and decisively outperformed both large- and small-caps. The market was hindered by concerns about the pace of economic growth amid surging oil prices--which reached $60 per barrel in late June--and rising short-term interest rates. Although growth stocks were better performers in May's market upturn, value stocks maintained a solid year-to-date advantage as energy and utilities led our mid-cap benchmark.

PORTFOLIO REVIEW
The information technology, energy, and telecommunications services sectors aided relative performance. Technology stocks rebounded in the second quarter, but finished in negative territory for the first half of the year. Strong stock selection in communications and electronic equipment companies were the primary drivers of relative performance. Within communications equipment, Adtran and Harris were key relative contributors. Adtran, a maker of access equipment for telecom service providers and enterprises, has benefited from strength in the DSL market. Harris's performance has been aided by strong demand in its military and international businesses.

Oil prices provided a tailwind for energy stocks. As oil companies spend at higher levels, demand for equipment and services has increased. Good stock selection and an overweight in oil and gas producers boosted relative performance. Wireless services were the source of relative strength in the telecom sector as continued subscriber growth and industry consolidation benefited our holdings. Nextel Partners is generating strong growth in the under-penetrated mid-size and rural U.S. markets.

Our consumer discretionary lagged due to weakness in household durables, retail, and hotels, restaurant, and leisure positions. Within leisure equipment & products, boat engine maker Brunswick declined over concerns of a slowdown in consumer spending. However, we believe that Brunswick's innovation in marine engines and electronics and its solid dealer network give it an edge in the industry. High gas prices continue to hurt lower income consumers, the target of some of our retail holdings. Most notably, Family Dollar struggled on margin pressure and tough competition from other discount retailers.

Despite strong results in the second quarter, our health care positions weighed on relative performance, primarily due to stock selection in pharmaceuticals. Earnings misses led to weakness in our generic pharmaceutical holdings, and safety concerns over Elan's multiple sclerosis drug caused the stock to be our largest detractor in the period. Our underweight in the strong health care services industry also hampered relative results.

OUTLOOK
Mid-cap earnings remain strong and are the primary reason for the asset class's strong results versus large-caps. Growth stocks appear attractively valued, given the significant outperformance by value in recent years. We expect companies with consistent earnings and cash flow growth to be rewarded as the economic recovery matures.

BRIAN W.H. BERGHUIS
Portfolio Manager
T. ROWE PRICE ASSOCIATES, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       Omnicare, Inc.           1.56%
                       ---------------------------------
                       Rockwell Collins, Inc.   1.48%
                       ---------------------------------
                       Roper Industries, Inc.   1.41%
                       ---------------------------------
                       Medimmune, Inc.          1.32%
                       ---------------------------------
                       Murphy Oil Corp.         1.31%
                       ---------------------------------
                       Harris Corp.             1.26%
                       ---------------------------------
                       Best Buy Co., Inc.       1.26%
                       ---------------------------------
                       BJ Services Co.          1.26%
                       ---------------------------------
                       EOG Resources, Inc.      1.23%
                       ---------------------------------
                       Manor Care, Inc.         1.17%
                       ---------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Non-Cyclical                  30.1%
Technology                    14.5%
Communications                12.7%
Cyclical                      12.4%
Industrials                   12.3%
Financials                     9.0%
Energy                         6.3%
Basic Materials                2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO             FOR THE PERIOD ENDED 6/30/05
MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. ROWE PRICE MID-CAP GROWTH PORTFOLIO MANAGED BY
       T. ROWE PRICE ASSOCIATES, INC. VS. RUSSELL MIDCAP GROWTH INDEX/1/
                           Growth Based on $10,000+

 LOGO

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/05)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             11.77% 13.01%      -5.43%
--  Class B                        11.60% 12.71%      -5.95%
    Class E                        11.70% 12.84%       0.96%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/1/ 10.87% 14.86%       0.05%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the first half of 2005 the Met Investors Series Trust/Turner Investment Partners Mid-Cap Growth Portfolio--Class A returned 0.98% vs. the 1.70% gain posted by the Russell Midcap Growth Index/1/. Serving as share-price dampeners were three phenomena: rising interest rates, rising oil prices, and sporadically rising inflation. The Federal Reserve boosted short-term rates to 3.25%. Oil prices rose about 40% at one point in June, hitting a 22-year high of $60.54 a barrel. At various times the Consumer Price Index rose at an annual rate of 3%--far from catastrophic but nonetheless higher than it has been for some time. The fear was that upticks in rates, oil prices, and inflation would depress consumer spending, business investment, corporate profits, and, last but not least, stock prices.

Overall six of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth oriented holdings in the consumer discretionary sector, a 24% weighting. Holdings in the energy and financial services sectors, a combined 15% weighing also had a positive impact on performance. Apparel/footwear retail, oil & gas production, information technology services and wireless telecommunication stocks did especially well.

Detracting from performance most was a 19% weighing in the healthcare sector. Stocks that fared relatively poorly included holdings in the biotechnology and pharmaceutical industries. Also detracting from performance were holdings in the producer durables and technology sectors, a combined 27% weighting. Stocks in the semiconductors, aerospace & defense, telecommunications equipment and electronic production equipment industries had a negative impact on performance.

As always, the Portfolio is emphasizing stocks that we think have the strongest prospective earnings power: stocks of companies in the Internet, health and wellness, brokerage, financial-transaction processing, biotechnology, medical products, software, data-security, semiconductor, and wireless industries.

As of the end of June 2005, the stock market was down for the year-to-date, but we don't think it will stay down for all of 2005. We don't anticipate any sort of major cathartic event will take place to push the market into positive territory. What we do think will happen is that more investors will gradually realize that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good. We've seen a trend over the past several quarters of companies exceeding Wall Street's earnings expectations. Those expectations have been modest and thus capable of continuing to be exceeded. If earnings keep coming in above the targets, then we think the market should respond positively, as it has in the past. However, keep in mind that historical trends are no guarantee to positive returns.

TEAM MANAGED
NOTE TO INVESTORS: THE PORTFOLIO IS MANAGED BY A COMMITTEE COMPOSED OF CHRISTOPHER K. MCHUGH, BILL MCVAIL, CFA, AND ROBERT E. TURNER, CFA. MR. MCHUGH, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, CO-FOUNDED TURNER IN 1990 AND IS THE PORTFOLIO'S LEAD MANAGER. MR. MCVAIL, SENIOR PORTFOLIO MANAGER/SECURITY ANALYST, JOINED TURNER IN 1998. MR. TURNER, CHAIRMAN AND CHIEF INVESTMENT OFFICER--GROWTH EQUITIES, CO-FOUNDED TURNER IN 1990.

TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Coach, Inc.                 1.93%
                      ------------------------------------
                      Wellpoint, Inc.             1.70%
                      ------------------------------------
                      Bed Bath & Beyond, Inc.     1.54%
                      ------------------------------------
                      Juniper Networks, Inc.      1.51%
                      ------------------------------------
                      Roper Industries, Inc.      1.50%
                      ------------------------------------
                      Broadcom Corp.              1.49%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   1.44%
                      ------------------------------------
                      Fortune Brands, Inc.        1.44%
                      ------------------------------------
                      Chico's FAS, Inc.           1.43%
                      ------------------------------------
                      Monster Worldwide, Inc.     1.42%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Non-Cyclical            22.0%
Cyclical                19.8%
Technology              18.6%
Industrials             11.1%
Communications           9.6%
Financials               9.2%
Energy                   7.0%
Basic Materials          2.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TURNER MID-CAP GROWTH PORTFOLIO                    FOR THE PERIOD ENDED 6/30/05
MANAGED BY TURNER INVESTMENT PARTNERS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TURNER MID-CAP GROWTH PORTFOLIO MANAGED BY
      TURNER INVESTMENT PARTNERS, INC. VS. RUSSELL MIDCAP GROWTH INDEX/2/
                           Growth Based on $10,000+

                                    [CHART]

               Turner Mid-Cap Growth       Russell Mid Cap Growth Index
               ---------------------       ----------------------------
 4/04                 $10,000                       $10,000
 6/04                  10,410                        10,399
 9/04                   9,700                         9,949
12/04                  11,230                        11,336
 3/05                  10,960                        11,146
 6/05                  11,341                        11,529

    --------------------------------------------------------------
                                   Average Annual Return/3/
                                   (for the period ended 6/30/05)
    --------------------------------------------------------------
                                   1 Year    Since Inception/4/
    --------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A              8.93%         13.40%
    Class B                         8.65%         13.10%
    --------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 10.86%         12.93%
    --------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.7 billion; the median market capitalization was approximately $3.6 billion. The largest company in the Index had a market capitalization of $13.7 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



MARKET CONDITIONS
The two months spanning the Portfolio's commencement of operations on May 1, 2005 through June 30, 2005, encompassed a notable (though not dramatic) stock market rally. Bouncing off its April low, the market was up in May due to improving investor sentiment. A retreat in oil prices, positive economic data, and respectable first quarter earnings reports gave investors reasons to be more optimistic. However, sentiment shifted in June. Federal Reserve Board Chairman Alan Greenspan dashed earlier hopes that the Federal Open Market Committee (the "Fed") was nearly finished raising the federal funds rate and crude oil surged north of $60 per barrel. Nonetheless, the market eked out a small gain for the month of June, and finished the two-month period up 3.33%, as measured by the S&P 500 Index/1/.

PERFORMANCE ANALYSIS
The Portfolio--Class A shares returned 0.60% (non-annualized) for the period since inception, May 1, 2005, through June 30, 2005. By comparison, the Portfolio's benchmark, the S&P 500 Index, returned 3.33% for the same period.

To preface, we note that we follow a "bottom up" approach to investing. Accordingly, all the overall sector weightings of the portfolio are a result of individual stock picks rather than a macroeconomic or broad sector call. Within this context, the Portfolio lagged the S&P 500 Index primarily due to the Portfolio's considerable materials sector overweight. Materials stocks were also the Portfolio's largest detractor on an absolute basis. Paper stocks fell short in the wake of a challenging environment. Specifically, soaring energy and commodity costs required to produce paper have cut into these companies' profit margins. Additionally, due to overcapacity in the industry, pricing power has been relatively sluggish. We are patient, however, and continue to monitor the situation carefully.

Stock selection in media and entertainment stocks also hampered the Portfolio's return relative to the benchmark index. Advertising revenues, a significant portion of media companies' earnings, remained weak. Furthermore, the radio industry has suffered from a diminished outlook given competition from alternate formats such as satellite radio and MP3 players. Nonetheless, we selectively added to media companies that were attractively valued by our measures.

The Portfolio's pharmaceuticals holdings also lost ground. However, we continued to maintain these positions, as our long-term view has not been deterred by the negative sentiment that plagues the group.

In contrast, the Portfolio's underweight in industrials, a weak performing group in the overall market, proved advantageous. The industrials sector represented a very small portion of the Portfolio, limiting the Portfolio's exposure to downside performance here. In our view, the sector has not offered many compelling investment opportunities in the recent past. Stock selection in the energy sector also boosted the Portfolio's returns relative to the benchmark. High oil prices continued to support a very favorable environment for many crude oil related companies.

At the close of the period, the Portfolio's significant underweights relative to the S&P 500 Index were in industrials and information technology, where stocks have been expensive by our measures. Conversely, the Portfolio was most overweighted relative to the benchmark in materials and telecommunications services. Beleaguered materials stocks have continued to show up in our stock screens. The historical corrections that are typical in this cyclical sector have not dampened our long-term fundamental outlook. Although recent improvements such as healthier balance sheets and consolidation have benefited overall industry fundamentals, the long-suffering telecom sector still remains undervalued in our view. However, unimpressive management teams and shifting business models could signal value "traps." We continue to watch the stocks closely.

OUTLOOK
We are more concerned with balance sheets and the financial health of individual companies than broad market trends or economic forecasting. Although market conditions have challenged us to find new investment opportunities lately, we maintain our focus on stocks with reasonable valuations relative to our assessment of fair value.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Van Kampen's Multi-Cap Value team which is made up of established investment professionals. Current members of the team include B. Robert Baker, Jr., Jason S. Leder and Kevin C. Holt. Mr. Baker is a Managing Director with Van Kampen and has been employed by Van Kampen since 1991.
Mr. Leder and Mr. Holt are Executive Directors with Van Kampen and have been employed by Van Kampen since 1995 and 1999, respectively.

THERE IS NO GUARANTEE THE SECURITY SECTORS MENTIONED WILL CONTINUE TO PERFORM WELL OR BE HELD BY THE FUND IN THE FUTURE.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/05

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  GlaxoSmithKline Plc (ADR)          4.61%
                  -------------------------------------------
                  Federal Home Loan Mortgage Corp.   3.89%
                  -------------------------------------------
                  Bristol-Myers Squibb Co.           3.23%
                  -------------------------------------------
                  Verizon Communications, Inc.       3.11%
                  -------------------------------------------
                  International Paper Co.            3.04%
                  -------------------------------------------
                  Bank of America Corp.              3.03%
                  -------------------------------------------
                  SBC Communications, Inc.           2.82%
                  -------------------------------------------
                  Citigroup, Inc.                    2.46%
                  -------------------------------------------
                  Georgia-Pacific Corp.              2.26%
                  -------------------------------------------
                  Halliburton Co.                    2.19%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/05

                                    [CHART]

Non-Cyclical          25.7%
Financials            24.8%
Communications        18.2%
Basic Materials       11.5%
Energy                 6.3%
Cyclical               6.1%
Technology             3.1%
Utilities              2.8%
Industrials            1.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN COMSTOCK PORTFOLIO                      FOR THE PERIOD ENDED 6/30/05
MANAGED BY MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   VAN KAMPEN COMSTOCK PORTFOLIO MANAGED BY
        MORGAN STANLEY INVESTMENT MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                           Growth Based on $10,000+

                                    [CHART]

           Van Kampen Commstock           S&P 500
           --------------------           -------
4/05             $10,000                  $10,000
6/05              10,060                   10,333

    --------------------------------------------------
                             Cumulative Return/2/
                        (for the period ended 6/30/05)
    --------------------------------------------------
                              Since Inception/3/
    --------------------------------------------------
    Van Kampen Comstock
--  Portfolio--Class A              0.60%
    Class B                         0.60%
    --------------------------------------------------
- - S&P 500 Index/1/                3.33%
    --------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/05. Index returns are based on an inception date of 4/30/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2005 through June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/AIM MID CAP CORE EQUITY PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,021.94       $3.99
  Hypothetical (5% return before expenses)     1,000.00      1,020.85        3.98
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.91        5.20
  Hypothetical (5% return before expenses)     1,000.00      1,019.64        5.20
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,020.57        4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.14        4.70
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.79%, 1.04%, and 0.94% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.47       $5.26
  Hypothetical (5% return before expenses)     1,000.00      1,019.59        5.26
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,018.05        6.50
  Hypothetical (5% return before expenses)     1,000.00      1,018.35        6.51
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.75        6.01
  Hypothetical (5% return before expenses)     1,000.00      1,018.84        6.01
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.05%, 1.30%, and 1.20% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,061.98       $4.08
  Hypothetical (5% return before expenses)     1,000.00      1,020.84        3.99
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,061.09        5.33
  Hypothetical (5% return before expenses)     1,000.00      1,019.63        5.22
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80% and 1.04% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.50       $4.70
  Hypothetical (5% return before expenses)     1,000.00      1,020.14        4.70
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,018.22        5.91
  Hypothetical (5% return before expenses)     1,000.00      1,018.93        5.92
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.18        5.43
  Hypothetical (5% return before expenses)     1,000.00      1,019.41        5.44
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.94%, 1.18%, and 1.09% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,006.54       $3.62
  Hypothetical (5% return before expenses)     1,000.00      1,021.18        3.65
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,005.28        4.90
  Hypothetical (5% return before expenses)     1,000.00      1,019.91        4.94
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,006.59        4.39
  Hypothetical (5% return before expenses)     1,000.00      1,020.42        4.42
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73%, 0.99%, and 0.88% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,009.59       $5.48
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  997.63       $2.80
  Hypothetical (5% return before expenses)     1,000.00      1,021.99        2.83
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        996.81        4.03
  Hypothetical (5% return before expenses)     1,000.00      1,020.76        4.08
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        996.82        3.54
  Hypothetical (5% return before expenses)     1,000.00      1,021.25        3.58
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.57%, 0.81%, and 0.71% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED


                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  970.85       $2.59
  Hypothetical (5% return before expenses)     1,000.00      1,022.17        2.65
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        969.56        3.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.94        3.90
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.53% and 0.78% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  989.45       $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.33        4.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        988.35        5.67
  Hypothetical (5% return before expenses)     1,000.00      1,019.09        5.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,023.57       $3.83
  Hypothetical (5% return before expenses)     1,000.00      1,021.01        3.83
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,022.35        5.09
  Hypothetical (5% return before expenses)     1,000.00      1,019.76        5.08
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.76% and 1.01% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,005.60       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,006.80       $1.63
  Hypothetical (5% return before expenses)     1,000.00      1,023.17        1.64
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,009.00       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,005.70       $1.64
  Hypothetical (5% return before expenses)     1,000.00      1,023.16        1.65
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.33% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- --------------

  Class B
  Actual                                      $1,000.00     $1,006.90       $1.74
  Hypothetical (5% return before expenses)     1,000.00      1,023.06        1.76
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  976.11       $4.84
  Hypothetical (5% return before expenses)     1,000.00      1,019.90        4.94
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        974.32        6.10
  Hypothetical (5% return before expenses)     1,000.00      1,018.61        6.24
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        975.21        5.61
  Hypothetical (5% return before expenses)     1,000.00      1,019.11        5.74
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99%, 1.25%, and 1.15% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,067.36       $3.57
  Hypothetical (5% return before expenses)     1,000.00      1,021.34        3.49
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,066.56        4.84
  Hypothetical (5% return before expenses)     1,000.00      1,020.11        4.74
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,066.56        4.33
  Hypothetical (5% return before expenses)     1,000.00      1,020.60        4.24
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70%, 0.95%, and 0.85% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  977.27       $3.47
  Hypothetical (5% return before expenses)     1,000.00      1,021.28        3.55
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        975.93        4.64
  Hypothetical (5% return before expenses)     1,000.00      1,020.10        4.74
------------------------------------------  ------------- ------------- --------------

  Class E**
  Actual                                       1,000.00      1,025.09        1.54
  Hypothetical (5% return before expenses)     1,000.00      1,006.83        1.53
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71%, 0.95% and 0.91% for the Class A, Class B and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
** Inception Date 5/1/05

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
PIMCO INFLATION PROTECTED BOND PORTFOLIO    ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,019.74       $2.76
  Hypothetical (5% return before expenses)     1,000.00      1,022.06        2.76
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,019.76        4.00
  Hypothetical (5% return before expenses)     1,000.00      1,020.84        4.00
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.55% and 0.80% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,026.30       $2.93
  Hypothetical (5% return before expenses)     1,000.00      1,021.90        2.92
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,024.80        4.17
  Hypothetical (5% return before expenses)     1,000.00      1,020.67        4.16
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,025.60        3.67
  Hypothetical (5% return before expenses)     1,000.00      1,021.17        3.66
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.58%, 0.83%, and 0.73% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,004.25       $6.02
  Hypothetical (5% return before expenses)     1,000.00      1,018.79        6.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,002.86        7.26
  Hypothetical (5% return before expenses)     1,000.00      1,017.55        7.31
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.21% and 1.46% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
RCM GLOBAL TECHNOLOGY PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $  954.55       $5.33
  Hypothetical (5% return before expenses)     1,000.00      1,019.34        5.51
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00        954.15        6.54
  Hypothetical (5% return before expenses)     1,000.00      1,018.10        6.75
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00        954.25        6.06
  Hypothetical (5% return before expenses)     1,000.00      1,018.60        6.26
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, 1.35%, and 1.25% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES - CONTINUED

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
THIRD AVENUE SMALL CAP PORTFOLIO            ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,058.41       $4.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.78        4.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,057.06        5.38
  Hypothetical (5% return before expenses)     1,000.00      1,019.56        5.28
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.06% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,018.54       $4.05
  Hypothetical (5% return before expenses)     1,000.00      1,020.78        4.06
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,017.40        5.29
  Hypothetical (5% return before expenses)     1,000.00      1,019.55        5.30
------------------------------------------  ------------- ------------- --------------

  Class E
  Actual                                       1,000.00      1,018.67        4.80
  Hypothetical (5% return before expenses)     1,000.00      1,020.04        4.80
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81%, 1.06%, and 0.96% for the Class A, Class B, and Class E, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,009.80       $4.41
  Hypothetical (5% return before expenses)     1,000.00      1,020.41        4.43
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,008.02        5.60
  Hypothetical (5% return before expenses)     1,000.00      1,019.22        5.63
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% and 1.12% for Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            1/1/05        6/30/05       1/1/05-6/30/05
VAN KAMPEN COMSTOCK PORTFOLIO               ------------- ------------- --------------

  Class A
  Actual                                      $1,000.00     $1,006.00       $1.18
  Hypothetical (5% return before expenses)     1,000.00      1,007.18        1.18
------------------------------------------  ------------- ------------- --------------

  Class B
  Actual                                       1,000.00      1,006.00        1.63
  Hypothetical (5% return before expenses)     1,000.00      1,006.73        1.63
------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.97% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 90.4%
       AUTO COMPONENTS - 0.9%
       Genuine Parts Co........................    64,100 $    2,633,869
                                                          --------------
       BANKS - 5.1%
       City National Corp......................    44,100      3,162,411
       Compass Bancshares, Inc.................    61,850      2,783,250
       Marshall & Ilsley Corp..................    58,900      2,618,105
       New York Community Bancorp, Inc.(a).....   177,800      3,221,736
       TCF Financial Corp......................   109,700      2,839,036
                                                          --------------
                                                              14,624,538
                                                          --------------
       BUILDING MATERIALS - 1.1%
       Sherwin-Williams Co. (The)..............    69,800      3,286,882
                                                          --------------
       CHEMICALS - 6.3%
       Engelhard Corp..........................   124,400      3,551,620
       International Flavors & Fragrances, Inc.   103,500      3,748,770
       Rohm and Haas Co........................    70,300      3,257,702
       Scotts Company (The) - Class A*(a)......    40,100      2,855,521
       Sigma-Aldrich Corp......................    85,200      4,774,608
                                                          --------------
                                                              18,188,221
                                                          --------------
       COMMERCIAL SERVICES & SUPPLIES - 15.0%
       Ceridian Corp.*.........................   144,650      2,817,782
       Fair Isaac Corp.(a).....................    80,100      2,923,650
       GTECH Holdings Corp.....................   132,500      3,874,300
       H&R Block, Inc..........................    67,500      3,938,625
       Pitney Bowes, Inc.......................    67,500      2,939,625
       Rentokil Initial Plc*................... 1,470,715      4,189,938
       Republic Services, Inc..................    79,000      2,844,790
       Sabre Holdings Corp. - Class A..........    83,200      1,659,840
       Service Corporation International.......   552,300      4,429,446
       Valassis Communications, Inc.*..........   108,800      4,031,040
       Waters Corp.*...........................   108,600      4,036,662
       Xerox Corp.*............................   399,800      5,513,242
                                                          --------------
                                                              43,198,940
                                                          --------------
       COMPUTERS & PERIPHERALS - 1.8%
       Lexmark International, Inc. - Class A*..    77,400      5,017,842
                                                          --------------
       CONTAINERS & PACKAGING - 2.1%
       Ball Corp...............................    86,600      3,114,136
       Pactiv Corp.*...........................   137,900      2,975,882
                                                          --------------
                                                               6,090,018
                                                          --------------
       ELECTRIC UTILITIES - 1.1%
       Wisconsin Energy Corp...................    78,100      3,045,900
                                                          --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
       Agilent Technologies, Inc. *............   145,500      3,349,410
       Amphenol Corp. - Class A(a).............    67,800      2,723,526
       Briggs & Stratton Corp.(a)..............   120,800      4,182,096
       Xilinx, Inc.............................    97,900      2,496,450
                                                          --------------
                                                              12,751,482
                                                          --------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         FOOD PRODUCTS - 2.6%
         Campbell Soup Co.......................  92,500 $    2,846,225
         Tate & Lyle Plc........................ 531,590      4,534,513
                                                         --------------
                                                              7,380,738
                                                         --------------
         FOOD RETAILERS - 2.2%
         Kroger Co.*............................ 331,200      6,302,736
                                                         --------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
         Mettler-Toledo International, Inc.*(a).  61,200      2,850,696
         Pall Corp..............................  75,000      2,277,000
         Techne Corp.*(a).......................  73,200      3,360,612
                                                         --------------
                                                              8,488,308
                                                         --------------
         HOTELS, RESTAURANTS & LEISURE - 1.2%
         Outback Steakhouse, Inc.(a)............  77,000      3,483,480
                                                         --------------
         HOUSEHOLD DURABLES - 2.5%
         Ethan Allen Interiors, Inc.(a)......... 107,300      3,595,623
         Mohawk Industries, Inc.*...............  44,600      3,679,500
                                                         --------------
                                                              7,275,123
                                                         --------------
         INDUSTRIAL - DIVERSIFIED - 1.0%
         ITT Industries, Inc....................  30,300      2,958,189
                                                         --------------
         INSURANCE - 4.7%
         ACE, Ltd...............................  66,300      2,973,555
         Axis Capital Holdings, Ltd.(a)......... 136,250      3,855,875
         Montpelier Re Holdings, Ltd.(a)........ 104,100      3,599,778
         RenaissanceRe Holdings, Ltd.(a)........  62,300      3,067,652
                                                         --------------
                                                             13,496,860
                                                         --------------
         IT CONSULTING & SERVICES - 1.1%
         Reynolds and Reynolds Co. - Class A.... 121,200      3,276,036
                                                         --------------
         MACHINERY - 1.9%
         Dover Corp............................. 150,400      5,471,552
                                                         --------------
         MEDIA - 2.9%
         Belo Corp.(a).......................... 171,300      4,106,061
         Knight-Ridder, Inc.....................  67,900      4,164,986
                                                         --------------
                                                              8,271,047
                                                         --------------
         OIL & GAS - 16.4%
         Amerada Hess Corp......................  26,150      2,785,236
         BJ Services Co......................... 111,400      5,846,272
         FMC Technologies, Inc.*................ 131,000      4,188,070
         Murphy Oil Corp........................  81,900      4,277,637
         Nabors Industries, Ltd.*...............  64,200      3,891,804
         Newfield Exploration Co.*..............  71,800      2,864,102
         Noble Corp.............................  52,000      3,198,520
         Plains Exploration & Production Co.*(a)  95,500      3,393,115
         Smith International, Inc...............  66,800      4,255,160
         Southwestern Energy Co.*(a)............ 107,000      5,026,860
         Williams Companies, Inc................ 382,300      7,263,700
                                                         --------------
                                                             46,990,476
                                                         --------------
         PAPER & FOREST PRODUCTS - 1.4%
         Georgia-Pacific Corp................... 124,900      3,971,820
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - 3.6%
         Forest Laboratories, Inc.*.............  96,500 $    3,749,025
         IMS Health, Inc........................ 150,700      3,732,839
         Teva Pharmaceutical Industries,
           Ltd.(ADR)(a).........................  87,500      2,724,750
                                                         --------------
                                                             10,206,614
                                                         --------------
         RETAIL - SPECIALTY - 3.0%
         Family Dollar Stores, Inc.............. 108,700      2,837,070
         Mattel, Inc............................ 309,500      5,663,850
                                                         --------------
                                                              8,500,920
                                                         --------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.2%
         International Rectifier Corp.*(a)......  70,400      3,359,488
         National Semiconductor Corp............ 137,000      3,018,110
                                                         --------------
                                                              6,377,598
                                                         --------------
         SOFTWARE - 2.9%
         Computer Associates International, Inc. 155,000      4,259,400
         Diebold, Inc.(a).......................  91,200      4,114,032
                                                         --------------
                                                              8,373,432
                                                         --------------
         Total Common Stocks (Cost $241,739,145)            259,662,621
                                                         --------------

     ---------------------------------------------------------------------
     SECURITY                                  SHARES/PAR      VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 24.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.680%
       to be repurchased at $33,013,457 on
       07/01/05 collateralized by $31,515,000
       FNMA 5.750% due 02/15/08 with a
       value of $33,671,824................... $33,011,000 $   33,011,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  36,726,477     36,726,477
                                                           --------------
     Total Short-Term Investments
     (Cost $69,737,477)                                        69,737,477
                                                           --------------

     TOTAL INVESTMENTS - 114.7%
     (Cost $311,476,622)                                      329,400,098

     Other Assets and Liabilities (net) - (14.7%)             (42,129,435)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $  287,270,663
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.2%
       AEROSPACE & DEFENSE - 0.9%
       United Industrial Corp.(a).................. 124,100 $   4,435,334
                                                            -------------
       BANKS - 4.1%
       Amegy Bancorporation, Inc.*(a).............. 170,260     3,810,419
       East West Bancorp, Inc...................... 113,120     3,799,701
       PrivateBancorp, Inc.(a).....................  71,200     2,519,056
       SVB Financial Group*(a).....................  95,400     4,569,660
       Texas Capital Bancshares, Inc.*(a).......... 106,800     2,108,232
       Texas Regional Bancshares, Inc. - Class A(a)  80,100     2,441,448
                                                            -------------
                                                               19,248,516
                                                            -------------
       BIOTECHNOLOGY - 2.4%
       Affymetrix, Inc.*(a)........................  69,180     3,730,877
       Millipore Corp.*............................  53,400     3,029,382
       Myriad Genetics, Inc.*(a)................... 104,400     1,633,860
       Protein Design Labs, Inc. *(a).............. 132,600     2,679,846
                                                            -------------
                                                               11,073,965
                                                            -------------
       BUSINESS SERVICES - 0.7%
       CRA International, Inc.*(a).................  64,300     3,462,555
                                                            -------------
       CHEMICALS - 1.7%
       FMC Corp.*(a)...............................  73,800     4,143,132
       Scotts Co. (The) - Class A*.................  57,300     4,080,333
                                                            -------------
                                                                8,223,465
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.6%
       Advisory Board Co.*(a)......................  58,500     2,851,290
       Corporate Executive Board Co................  60,460     4,735,832
       CoStar Group, Inc.*(a)...................... 105,120     4,583,232
       Euronet Worldwide, Inc.*(a)................. 152,200     4,424,454
       Gen Probe, Inc.*............................ 102,240     3,704,155
       Global Payments, Inc.(a)....................  64,100     4,345,980
       MPS Group, Inc.*(a)......................... 274,200     2,582,964
       Pediatrix Medical Group, Inc.*(a)...........  56,900     4,184,426
       Stericycle, Inc.*(a)........................  85,800     4,317,456
                                                            -------------
                                                               35,729,789
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.7%
       Plantronics, Inc.(a)........................  71,800     2,610,648
       Polycom, Inc.*.............................. 189,400     2,823,954
       SafeNet, Inc.*(a)...........................  76,600     2,608,996
                                                            -------------
                                                                8,043,598
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.0%
       Catapult Communications Corp.*(a)........... 107,900     1,840,774
       Mercury Computer Systems, Inc.*(a).......... 140,000     3,831,800
       NETGEAR, Inc.*(a)........................... 189,300     3,520,980
                                                            -------------
                                                                9,193,554
                                                            -------------
       CONSTRUCTION MATERIALS - 1.8%
       Eagle Materials, Inc.(a)....................  52,460     4,857,271
       Hughes Supply, Inc.......................... 120,500     3,386,050
                                                            -------------
                                                                8,243,321
                                                            -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        ELECTRICAL EQUIPMENT - 0.6%
        Actuant Corp. - Class A*(a)..............  60,800 $   2,914,752
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.9%
        ARM Holdings, Plc (ADR)(a)............... 662,012     4,064,754
        Daktronics, Inc.(a)......................   7,400       148,074
        FARO Technologies, Inc.*(a).............. 145,000     3,952,700
        FLIR Systems, Inc.*(a)................... 154,800     4,619,232
        Imax Corp.*(a)........................... 301,200     2,993,928
        Thomas & Betts Corp.*.................... 115,000     3,247,600
        Trimble Navigation, Ltd.*(a)............. 105,000     4,091,850
                                                          -------------
                                                             23,118,138
                                                          -------------
        ENERGY EQUIPMENT & SERVICES - 0.8%
        FMC Technologies, Inc.*(a)............... 116,700     3,730,899
                                                          -------------
        FINANCIAL SERVICES - 1.3%
        Affiliated Managers Group, Inc.*(a)......  48,390     3,306,489
        Jeffries Group, Inc.(a)..................  68,700     2,603,043
                                                          -------------
                                                              5,909,532
                                                          -------------
        FOOD PRODUCTS - 0.9%
        United Natural Foods, Inc.*(a)........... 146,900     4,461,353
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
        American Medical Systems Holdings,
          Inc.*(a)............................... 209,900     4,334,435
        Immucor, Inc.*........................... 108,700     3,146,865
        Integra LifeSciences Holdings*(a)........ 112,800     3,293,760
        Intuitive Surgical, Inc.*(a).............  73,400     3,423,376
        Mentor Corp.(a).......................... 126,100     5,230,628
        NuVasive, Inc.*(a)....................... 200,700     3,335,634
        ResMed, Inc.*(a).........................  55,000     3,629,450
        Varian, Inc.*............................  90,500     3,419,995
        Wright Medical Group, Inc.*(a)........... 154,700     4,130,490
                                                          -------------
                                                             33,944,633
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.0%
        Amsurg Corp.*(a)......................... 100,900     2,793,921
        Centene Corp.*...........................  77,500     2,602,450
        LifePoint Hospitals, Inc.*(a)............ 100,800     5,092,416
        Per-Se Technologies, Inc.*...............   2,300        48,346
        VCA Antech, Inc.*........................ 156,000     3,783,000
                                                          -------------
                                                             14,320,133
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 7.8%
        Choice Hotels International, Inc.(a).....  72,200     4,743,540
        Jack in the Box, Inc.*(a)................ 111,900     4,243,248
        Kerzner International, Ltd.*(a)..........  45,500     2,591,225
        Marvel Enterprises, Inc.*(a)............. 196,950     3,883,854
        P.F. Chang's China Bistro, Inc.*(a)......  80,660     4,757,327
        Panera Bread Co. - Class A*(a)...........  38,500     2,390,272
        Penn National Gaming, Inc.*..............  68,400     2,496,600
        RARE Hospitality International, Inc.*(a). 134,280     4,091,512
        Sonic Corp.*(a).......................... 151,000     4,610,030
        Steiner Leisure, Ltd.*...................  76,300     2,828,441
                                                          -------------
                                                             36,636,049
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         HOUSEHOLD DURABLES - 1.7%
         Beazer Homes USA, Inc.(a)..............  65,100 $    3,720,465
         Tempur-Pedic International, Inc.*(a)... 192,590      4,271,646
                                                         --------------
                                                              7,992,111
                                                         --------------
         HOUSEHOLD PRODUCTS - 0.8%
         Church & Dwight, Inc.(a)...............  97,400      3,525,880
                                                         --------------
         INSURANCE - 1.3%
         HCC Insurance Holdings, Inc.(a)........  80,600      3,052,322
         ProAssurance Corp.*(a).................  71,000      2,964,960
                                                         --------------
                                                              6,017,282
                                                         --------------
         INTERNET SOFTWARE & SERVICES - 3.1%
         Blue Coat Systems, Inc.*...............  47,500      1,419,300
         F5 Networks, Inc.*(a)..................  47,300      2,234,215
         Internet Security Systems, Inc.*(a).... 184,100      3,735,389
         PlanetOut, Inc.*(a)....................  12,040        104,989
         Sapient Corp.*(a)...................... 456,700      3,621,631
         ValueClick, Inc.*(a)................... 297,100      3,663,243
                                                         --------------
                                                             14,778,767
                                                         --------------
         LEISURE EQUIPMENT & PRODUCTS - 1.1%
         Nautilus Group, Inc.(a)................ 176,100      5,018,850
                                                         --------------
         MACHINERY - 2.4%
         Graco, Inc.............................  74,800      2,548,436
         IDEX Corp..............................  75,700      2,922,777
         JLG Industries, Inc.................... 211,700      5,817,516
                                                         --------------
                                                             11,288,729
                                                         --------------
         MEDIA - 2.0%
         Lions Gate Entertainment Corp.*(a)..... 411,000      4,216,860
         Macrovision Corp.*(a).................. 152,200      3,430,588
         Radio One, Inc. - Class D*(a).......... 127,700      1,630,729
                                                         --------------
                                                              9,278,177
                                                         --------------
         METALS & MINING - 0.7%
         Carpenter Technology Corp.(a)..........  66,400      3,439,520
                                                         --------------
         MUTUAL FUNDS - 0.4%
         iShares Nasdaq Biotechnology Index Fund  29,400      1,996,260
                                                         --------------
         OIL & GAS - 4.4%
         Cal Dive International, Inc.*(a).......  95,040      4,977,245
         Core Laboratories N.V.*................ 107,600      2,885,832
         Encore Aquisition Co.*(a).............. 102,800      4,214,800
         Range Resources Corp.(a)............... 166,600      4,481,540
         Unit Corp.*............................  98,740      4,345,547
                                                         --------------
                                                             20,904,964
                                                         --------------
         PHARMACEUTICALS - 2.5%
         Amylin Pharmaceuticals, Inc.*(a)....... 124,000      2,595,320
         First Horizon Pharmaceutical Corp.*(a). 163,000      3,103,520
         MGI Pharma, Inc.*(a)................... 141,500      3,079,040
         United Therapeutics Corp.*(a)..........  61,400      2,959,480
                                                         --------------
                                                             11,737,360
                                                         --------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 1.2%
      BioMed Reality Trust, Inc. (REIT)...........  64,600 $    1,540,710
      Pan Pacific Retail Properties, Inc.
        (REIT)(a).................................  63,200      4,195,216
                                                           --------------
                                                                5,735,926
                                                           --------------
      RETAIL - SPECIALTY - 9.7%
      Aeropostale, Inc.*(a)....................... 147,200      4,945,920
      BJ's Wholesale Club, Inc.*.................. 118,600      3,853,314
      Children's Place Retail Stores, Inc.*(a)....  88,700      4,139,629
      GameStop Corp. - Class A*(a)................ 115,310      3,771,790
      Guitar Center, Inc.*(a).....................  59,200      3,455,504
      Jos. A. Bank Clothiers, Inc.*(a)............ 138,600      6,001,380
      MSC Industrial Direct Co., Inc. - Class A(a) 142,080      4,795,200
      Pacific Sunwear of California, Inc.*(a).....  94,000      2,161,060
      RC2 Corp.*(a)...............................  82,800      3,110,796
      Regis Corp..................................  87,800      3,431,224
      Toro Co. (The)(a)...........................  70,700      2,729,727
      Wolverine World Wide, Inc.(a)............... 126,900      3,046,869
                                                           --------------
                                                               45,442,413
                                                           --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.9%
      FormFactor, Inc.*(a)........................ 146,440      3,868,945
      Microsemi Corp.*(a)......................... 257,100      4,833,480
      Semtech Corp.*(a)...........................  32,200        536,130
      Sigmatel, Inc.*(a)..........................  99,700      1,710,852
      Tessera Technologies, Inc.*(a).............. 119,800      4,002,518
      Varian Semiconductor Equipment
        Associates, Inc.*(a)......................  92,700      3,429,900
                                                           --------------
                                                               18,381,825
                                                           --------------
      SOFTWARE - 5.5%
      ANSYS, Inc.*................................  34,100      1,210,891
      Avid Technology, Inc.*(a)...................  62,900      3,351,312
      Cerner Corp.*(a)............................  84,120      5,717,636
      Epicor Software Corp.*(a)................... 255,500      3,372,600
      Macromedia, Inc.*........................... 140,700      5,377,554
      MicroStrategy, Inc. - Class A*(a)...........  76,500      4,057,560
      Retalix, Ltd.*(a)...........................   5,880        126,420
      Websense, Inc.*(a)..........................  53,300      2,561,065
                                                           --------------
                                                               25,775,038
                                                           --------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
      Alamosa Holdings, Inc.*(a).................. 359,800      5,001,220
      NeuStar, Inc. - Class A*....................  30,800        788,480
                                                           --------------
                                                                5,789,700
                                                           --------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.5%
      Bebe stores, Inc.(a)........................ 107,435      2,843,791
      Warnaco Group, Inc. (The)*(a)............... 175,700      4,085,025
                                                           --------------
                                                                6,928,816
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 4.4%
     Forward Air Corp.(a).....................      127,850 $    3,614,320
     Heartland Express, Inc.(a)...............      124,300      2,415,149
     Kirby Corp.*.............................       51,900      2,340,690
     Knight Transportation, Inc.(a)...........      106,800      2,598,444
     Old Dominion Freight Line, Inc.*(a)......       84,900      2,277,867
     Swift Transportation Co., Inc.*(a).......      176,900      4,120,001
     UTI Worldwide, Inc.(a)...................       49,000      3,411,380
                                                            --------------
                                                                20,777,851
                                                            --------------
     Total Common Stocks
     (Cost $401,103,674)                                       457,499,055
                                                            --------------

     SHORT-TERM INVESTMENTS - 28.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.680%
       to be repurchased at $15,866,181 on
       07/01/05 collateralized by
       $16,295,000 FNMA 3.250% due
       08/15/08 with a value of
       $16,182,972............................ $ 15,865,000     15,865,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  117,552,957    117,552,957
                                                            --------------
     Total Short-Term Investments
     (Cost $133,417,957)                                       133,417,957
                                                            --------------

     TOTAL INVESTMENTS - 125.5%
     (Cost $534,521,631)                                       590,917,012

     Other Assets and Liabilities (net) - (25.5%)             (120,072,931)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  470,844,081
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     COMMON STOCKS - 97.4%
     AEROSPACE & DEFENSE - 2.3%
     Alliant Techsystems, Inc.*.....................  47,549 $   3,356,960
     Rockwell Collins, Inc..........................  90,277     4,304,407
                                                             -------------
                                                                 7,661,367
                                                             -------------
     AUTO COMPONENTS - 1.3%
     Autoliv, Inc...................................  54,320     2,379,216
     Lear Corp......................................  53,792     1,956,953
                                                             -------------
                                                                 4,336,169
                                                             -------------
     BANKS - 7.6%
     Commerce Bancshares, Inc.......................  42,005     2,117,472
     FirstMerit Corp................................ 158,384     4,135,406
     Keycorp........................................  96,344     3,193,804
     M&T Bank Corp..................................  60,250     6,335,890
     Northern Trust Corp............................  72,595     3,309,606
     Zions Bancorporation...........................  85,017     6,251,300
                                                             -------------
                                                                25,343,478
                                                             -------------
     BEVERAGES - 0.5%
     Pepsi Bottling Group, Inc......................  52,744     1,509,006
                                                             -------------
     BIOTECHNOLOGY - 1.3%
     MedImmune, Inc.*............................... 167,079     4,464,351
                                                             -------------
     CHEMICALS - 3.1%
     Agrium, Inc.................................... 173,904     3,410,257
     Carlisle Cos., Inc.............................  33,527     2,300,958
     Rohm & Haas Co.................................  98,237     4,552,303
                                                             -------------
                                                                10,263,518
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 2.0%
     Republic Services, Inc......................... 105,725     3,807,157
     Xerox Corp.*...................................  95,763     1,320,572
     Zebra Technologies Corp. - Class A*............  32,472     1,421,949
                                                             -------------
                                                                 6,549,678
                                                             -------------
     COMPUTER HARDWARE - 1.2%
     CDW Corp.......................................  60,283     3,441,556
     Ditech Communications Corp.*...................  68,657       445,584
                                                             -------------
                                                                 3,887,140
                                                             -------------
     DIVERSIFIED ENERGY - 3.2%
     CMS Energy Corp.*..............................  46,676       702,941
     PNM Resources, Inc.............................  46,530     1,340,529
     Public Service Enterprise Group, Inc...........  11,700       711,594
     Western Gas Resources, Inc.....................  82,966     2,895,513
     Williams Companies, Inc. (The)................. 265,065     5,036,235
                                                             -------------
                                                                10,686,812
                                                             -------------
     DRUGS - 1.0%
     Charles River Laboratories International, Inc.*  68,256     3,293,352
                                                             -------------
     ELECTRIC UTILITIES - 10.2%
     Cinergy Corp...................................  40,844     1,830,628
     Edison International...........................  81,922     3,321,937
     Entergy Corp...................................  87,270     6,593,249
     FirstEnergy Corp...............................  79,137     3,807,281

            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            ELECTRIC UTILITIES - CONTINUED
            PG&E Corp........................ 171,601 $   6,441,902
            Pinnacle West Capital Corp.......   5,504       244,653
            PPL Corp......................... 149,675     8,887,701
            Wisconsin Energy Corp............  64,380     2,510,820
                                                      -------------
                                                         33,638,171
                                                      -------------
            FINANCIALS - DIVERSIFIED - 3.9%
            American Capital Strategies, Ltd.  88,669     3,201,837
            Bear Stearns Cos., Inc...........  46,690     4,852,959
            CIT Group, Inc................... 113,238     4,865,837
                                                      -------------
                                                         12,920,633
                                                      -------------
            FOOD PRODUCTS - 1.9%
            Archer-Daniels-Midland Co........ 138,123     2,953,070
            Smithfield Foods, Inc.*.......... 121,036     3,300,651
                                                      -------------
                                                          6,253,721
                                                      -------------
            HEALTH CARE PROVIDERS & SERVICES - 1.9%
            Health Net, Inc.*................ 162,604     6,204,969
                                                      -------------
            HOTELS, RESTAURANTS & LEISURE - 2.7%
            Callaway Golf Co................. 166,322     2,566,348
            Harrah's Entertainment, Inc......  43,510     3,135,766
            Hilton Hotels Corp............... 131,100     3,126,735
                                                      -------------
                                                          8,828,849
                                                      -------------
            HOUSEHOLD DURABLES - 4.7%
            Lennar Corp. - Class A........... 132,291     8,393,864
            Mohawk Industries, Inc.*.........  56,473     4,659,023
            Stanley Works....................  54,999     2,504,654
                                                      -------------
                                                         15,557,541
                                                      -------------
            HOUSEHOLD PRODUCTS - 2.5%
            Clorox Company (The).............  72,255     4,026,049
            Newell Rubbermaid, Inc........... 183,259     4,368,894
                                                      -------------
                                                          8,394,943
                                                      -------------
            INSURANCE - 8.1%
            Ambac Financial Group, Inc.......  70,135     4,892,617
            Everest Re Group, Ltd............  58,287     5,420,691
            PartnerRe, Ltd...................  64,204     4,136,022
            PMI Group, Inc. (The)............  60,938     2,375,363
            RenaissanceRe Holdings, Ltd......  67,241     3,310,947
            Torchmark Corp...................  75,795     3,956,499
            Willis Group Holdings, Ltd.......  85,036     2,782,378
                                                      -------------
                                                         26,874,517
                                                      -------------
            INTERNET SOFTWARE & SERVICES - 0.5%
            Avocent Corp.*...................  63,580     1,661,981
                                                      -------------
            IT CONSULTING & SERVICES - 2.7%
            BearingPoint, Inc.*.............. 362,438     2,656,671
            Ingram Micro, Inc.*..............   5,980        93,288
            Tech Data Corp.*................. 111,802     4,093,071
            WebMD Corp. *.................... 208,555     2,141,860
                                                      -------------
                                                          8,984,890
                                                      -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - 2.6%
        Dow Jones & Co., Inc.(a).................. 129,039 $   4,574,433
        Lamar Advertising Co. - Class A*..........  95,468     4,083,166
                                                           -------------
                                                               8,657,599
                                                           -------------
        OIL & GAS - 10.1%
        AGL Resources, Inc........................ 192,901     7,455,624
        BJ Services Co............................  63,408     3,327,652
        Energen Corp..............................  21,520       754,276
        EOG Resources, Inc........................ 204,723    11,628,266
        Frontier Oil Corp.........................  72,557     2,129,548
        Noble Energy, Inc.........................  56,021     4,237,989
        Range Resources Corp...................... 147,097     3,956,909
                                                           -------------
                                                              33,490,264
                                                           -------------
        PAPER & PACKAGING - 0.9%
        Packaging Corp. of America................ 147,322     3,101,128
                                                           -------------
        PARTS & EQUIPMENT - 2.5%
        American Standard Cos., Inc............... 108,699     4,556,662
        Cooper Industries, Ltd. - Class A.........  58,445     3,734,636
                                                           -------------
                                                               8,291,298
                                                           -------------
        PHARMACEUTICALS - 0.6%
        IVAX Corp.*...............................  92,268     1,983,762
                                                           -------------
        REAL ESTATE - 7.4%
        Apartment Investment & Management Co.
          (REIT) - Class A........................ 116,192     4,754,577
        Developers Diversified Realty Corp. (REIT)  89,976     4,135,297
        Equity Residential (REIT).................  35,940     1,323,311
        Healthcare Realty Trust, Inc. (REIT)......   7,930       306,177
        istar Financial, Inc. (REIT).............. 165,323     6,875,783
        Plum Creek Timber Co., Inc. (REIT)........ 127,022     4,610,899
        Prentiss Properties Trust (REIT)..........  73,096     2,663,618
                                                           -------------
                                                              24,669,662
                                                           -------------
        RETAIL - MULTILINE - 3.8%
        Federated Department Stores, Inc..........  92,483     6,777,154
        J.C. Penney Co., Inc...................... 108,867     5,724,227
                                                           -------------
                                                              12,501,381
                                                           -------------
        RETAIL - SPECIALTY - 1.5%
        Ross Stores, Inc..........................  85,549     2,473,222
        Talbots, Inc..............................  76,149     2,472,558
                                                           -------------
                                                               4,945,780
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.9%
        Amphenol Corp. - Class A..................  70,134     2,817,283
        Freescale Semiconductor, Inc.*............  60,250     1,265,852
        Tessera Technologies, Inc. *..............  63,392     2,117,927
                                                           -------------
                                                               6,201,062
                                                           -------------
        SOFTWARE - 1.2%
        Activision, Inc.*......................... 239,816     3,961,760
                                                           -------------
        TOBACCO - 0.8%
        Reynolds American Inc.....................  33,975     2,677,230
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 1.5%
     Landstar System, Inc.*.....................      30,580 $     921,069
     Teekay Shipping Corp.......................      57,951     2,544,049
     Yellow Roadway Corp.*......................      29,056     1,476,045
                                                             -------------
                                                                 4,941,163
                                                             -------------
     Total Common Stocks (Cost $292,957,679)                   322,737,175
                                                             -------------

     SHORT-TERM INVESTMENTS - 4.8%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000% to
       be repurchased at $15,822,879 on
       07/01/05 collateralized by $14,410,000
       FNMA 6.625% due 09/15/09 with a value
       of $16,139,200 (Cost $15,822,000)........ $15,822,000    15,822,000
                                                             -------------

     TOTAL INVESTMENTS - 102.2%
     (Cost $308,779,679)                                       338,559,175

     Other Assets and Liabilities (net) - (2.2%)                (7,221,474)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 331,337,701
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 96.5%
        AUSTRALIA - 2.2%
        Australia & New Zealand Banking Group,
          Ltd................................. 1,350,000 $    22,277,311
                                                         ---------------
        FRANCE - 10.4%
        BNP Paribas S.A.(a)...................   226,500      15,481,744
        L'Oreal S.A.(a).......................   176,600      12,664,102
        Neopost S.A.(a).......................   145,000      12,753,965
        Pernod-Ricard S.A.(a).................    46,300       7,384,342
        Publicis Groupe(a)....................   756,000      22,237,331
        Sanofi-Aventis S.A.(a)................   118,035       9,660,963
        Total S.A.............................    32,500       7,609,025
        Vivendi Universal S.A.(a).............   533,600      16,706,157
                                                         ---------------
                                                             104,497,629
                                                         ---------------
        GERMANY - 9.1%
        Bayerische Motoren Werke (BMW)
          AG(a)...............................   805,800      36,653,749
        Deutsche Boerse AG(a).................   364,400      28,451,081
        Hannover Rueckversicherung AG(a)......   116,600       4,399,291
        Henkel KGaA...........................   256,000      21,510,910
                                                         ---------------
                                                              91,015,031
                                                         ---------------
        HONG KONG - 0.4%
        Giordano International, Ltd........... 6,384,000       4,343,325
                                                         ---------------
        IRELAND - 3.1%
        Bank of Ireland....................... 1,810,000      29,092,027
        Bank of Ireland.......................   130,000       2,106,184
                                                         ---------------
                                                              31,198,211
                                                         ---------------
        ISRAEL - 0.6%
        Orbotech, Ltd.*.......................   265,000       5,694,850
                                                         ---------------
        ITALY - 4.2%
        Banco Popolare di Verona e Novara
          Scrl(a).............................   672,500      11,446,258
        Bulgari S.p.A.(a).....................   911,000      10,173,513
        San Paolo IMI S.p.A.(a)...............   325,000       4,443,721
        UniCredito Italiano S.p.A.(a)......... 2,974,000      15,643,263
                                                         ---------------
                                                              41,706,755
                                                         ---------------
        JAPAN - 14.5%
        Daiwa Securities Group, Inc........... 2,889,000      17,767,372
        Honda Motor Co., Ltd..................   392,500      19,307,928
        Kao Corp..............................   295,000       6,950,448
        Meitec Corp...........................   432,800      13,280,915
        NTT DoCoMo, Inc.......................    16,110      23,682,383
        Rohm Co., Ltd.........................   192,000      18,420,527
        Takeda Pharmaceutical Co., Ltd........   628,000      31,049,564
        Uni-Charm Corp.(a)....................   373,000      14,982,615
                                                         ---------------
                                                             145,441,752
                                                         ---------------
        MEXICO - 1.3%
        Grupo Televisa, S.A. (ADR)............   201,000      12,480,090
                                                         ---------------

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       NETHERLANDS - 7.5%
       Akzo Nobel N.V.(a).....................    577,000 $    22,639,364
       Euronext N.V.(a).......................    775,600      26,166,895
       Heineken Holding N.V.*(a) - Series A...    523,000      14,616,556
       Heineken N.V...........................     64,375       1,982,754
       Koninklijke (Royal) Philips Electronics
         N.V..................................    364,000       9,150,972
                                                          ---------------
                                                               74,556,541
                                                          ---------------
       SINGAPORE - 1.1%
       United Overseas Bank, Ltd..............  1,260,400      10,596,916
       United Overseas Land, Ltd..............    126,040         170,196
                                                          ---------------
                                                               10,767,112
                                                          ---------------
       SOUTH KOREA - 6.2%
       Kookmin Bank...........................    420,800      19,170,850
       Lotte Chilsung Beverage Co., Ltd.......     11,510       9,966,151
       SK Telecom Co., Ltd....................    188,200      33,114,962
                                                          ---------------
                                                               62,251,963
                                                          ---------------
       SWITZERLAND - 15.0%
       Credit Suisse Group(a).................    543,000      21,283,585
       Givaudan S.A.(a).......................     27,620      16,027,011
       Lonza Group AG(a)......................    339,700      18,738,872
       Nestle S.A.(a).........................    112,200      28,647,207
       Novartis AG............................    561,000      26,620,859
       Swatch Group AG(a).....................    770,200      21,945,900
       Syngenta AG*...........................    168,300      17,222,210
                                                          ---------------
                                                              150,485,644
                                                          ---------------
       UNITED KINGDOM - 20.9%
       Aegis Group Plc........................  6,707,500      11,907,129
       Associated British Ports Holdings Plc..  2,060,000      18,109,484
       BP Plc.................................  1,059,000      11,018,694
       British Sky Broadcasting Group Plc.....    693,000       6,534,752
       Cadbury Schweppes Plc..................  2,331,000      22,202,695
       Diageo Plc.............................  2,308,000      33,934,409
       GlaxoSmithKline Plc....................  1,506,000      36,357,528
       Lloyds TSB Group Plc...................  2,280,200      19,285,223
       Michael Page International Plc.........  2,390,000       8,626,125
       Signet Group Plc....................... 11,522,000      22,385,588
       Vodafone Group Plc.....................  7,655,000      18,611,801
                                                          ---------------
                                                              208,973,428
                                                          ---------------
       Total Common Stocks
       (Cost $838,745,223)                                    965,689,642
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------
         SHORT-TERM INVESTMENTS - 20.5%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $35,932,996 on
           07/01/05 collaterized by
           $33,760,000 FNMA at 5.50% due
           03/15/11 with a value of
           $36,650,700.................... $ 35,931,000 $   35,931,000
         State Street Navigator Securities
           Lending Prime Portfolio(b).....  168,591,160    168,591,160
                                                        --------------
         Total Short-Term Investments
         (Cost $204,522,160)                               204,522,160
                                                        --------------

         TOTAL INVESTMENTS - 117.0%
         (Cost $1,043,267,383)                           1,170,211,802

         Other Assets and Liabilities (net) - (17.0%)     (169,609,677)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,000,602,125
                                                        ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for forward purchase commitments.

Summary of Total Foreign Securities by Industry Classification 6/30/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Apparel & Textiles...................... $ 10,174     1.0%
          Automobiles.............................   55,962     5.6
          Banks...................................  148,550    14.8
          Beverages...............................   57,918     5.8
          Biotechnology...........................   18,739     1.9
          Business Services.......................    8,626     0.9
          Chemicals...............................   55,889     5.6
          Communications Services.................   98,351     9.8
          Cosmetics & Personal Care...............   12,664     1.3
          Electronics.............................   33,266     3.3
          Financial Services......................   94,663     9.5
          Food & Drug Retailing...................   32,169     3.2
          Food Products...........................   28,647     2.9
          Household Products......................   43,444     4.3
          Insurance...............................    4,399     0.4
          Media...................................   23,241     2.3
          Office Furnishings & Supplies...........   12,754     1.3
          Oil & Gas...............................   18,628     1.9
          Pharmaceuticals.........................  103,689    10.3
          Real Estate.............................      170     0.0
          Retailers...............................   48,675     4.9
          Software................................   13,281     1.3
          Telecomminication Services - Diversified   23,682     2.4
          Transportation..........................   18,109     1.8
                                                   --------    ----
          Total................................... $965,690    96.5%
                                                   ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR/       VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 0.4%
        AUTOMOTIVE LOANS - 0.4%
        General Motors Acceptance Corp., 4.375%,
          due 12/10/07..........................   645,000 $     604,652
        General Motors Acceptance Corp., 5.125%,
          due 05/09/08(a)....................... 1,075,000     1,016,203
        General Motors Acceptance Corp., 5.850%,
          due 01/14/09(a).......................   858,000       804,923
                                                           -------------
                                                               2,425,778
                                                           -------------
        Total Domestic Bonds & Debt Securities
        (Cost $2,375,865)
                                                           -------------
        COMMON STOCKS - 96.8%
        AIR FREIGHT & LOGISTICS - 3.6%
        C.H. Robinson Worldwide, Inc.(a)........   113,885     6,628,107
        FedEx Corp..............................   123,340     9,991,773
        United Parcel Service, Inc. - Class B...   106,700     7,379,372
                                                           -------------
                                                              23,999,252
                                                           -------------
        AUTOMOBILES - 1.6%
        Harley-Davidson, Inc....................    91,860     4,556,256
        Thor Industries, Inc.(a)................   184,495     5,798,678
                                                           -------------
                                                              10,354,934
                                                           -------------
        BANKS - 0.9%
        UCBH Holdings, Inc.(a)..................   359,755     5,842,421
                                                           -------------
        BIOTECHNOLOGY - 1.6%
        Invitrogen Corp.*.......................   131,190    10,926,815
                                                           -------------
        CHEMICALS - 0.1%
        Syngenta AG (ADR)*......................    24,210       493,642
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.7%
        CoStar Group, Inc.*(a)..................    33,390     1,455,804
        First Data Corp.........................   108,170     4,341,944
        Paychex, Inc............................   131,595     4,282,101
        Stericycle, Inc.*(a)....................   156,900     7,895,208
                                                           -------------
                                                              17,975,057
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 3.0%
        Corning, Inc.*..........................   402,780     6,694,204
        Research In Motion, Ltd.*...............   180,760    13,331,050
                                                           -------------
                                                              20,025,254
                                                           -------------
        COMPUTERS & PERIPHERALS - 2.4%
        Dell, Inc.*.............................   256,550    10,136,290
        Hewlett-Packard Co......................   260,015     6,112,953
                                                           -------------
                                                              16,249,243
                                                           -------------
        CONTAINERS & PACKAGING - 0.9%
        Ball Corp...............................   172,345     6,197,526
                                                           -------------
        ELECTRIC UTILITIES - 0.9%
        AES Corp. (The)*........................   378,700     6,203,106
                                                           -------------
        ELECTRONICS - 0.2%
        ATI Technologies, Inc.*(a)..............   137,775     1,632,634
                                                           -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 1.3%
         Reliant Energy, Inc.*(a)............... 685,365 $   8,484,819
                                                         -------------
         FINANCIALS - DIVERSIFIED - 2.6%
         E*TRADE Financial Corp.*............... 324,195     4,535,488
         MBIA, Inc.(a).......................... 125,025     7,415,233
         SLM Corp...............................  98,730     5,015,484
                                                         -------------
                                                            16,966,205
                                                         -------------
         FOOD & DRUG RETAILING - 3.7%
         Walgreen Co............................ 168,015     7,727,010
         Whole Foods Market, Inc................ 141,265    16,711,649
                                                         -------------
                                                            24,438,659
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.0%
         Intuitive Surgical, Inc.*(a)........... 152,340     7,105,138
         Patterson Cos., Inc.*(a)............... 173,810     7,835,355
         Varian Medical Systems, Inc.*(a)....... 307,880    11,493,160
                                                         -------------
                                                            26,433,653
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 7.4%
         Cardinal Health, Inc...................  97,355     5,605,701
         Cerner Corp.*(a).......................  81,335     5,528,340
         Coventry Health Care, Inc.*............ 135,335     9,574,951
         LCA-Vision, Inc.(a)....................  75,525     3,659,941
         Neurocrine Biosciences, Inc.*(a)....... 229,345     9,646,251
         UnitedHealth Group, Inc................ 284,070    14,811,410
                                                         -------------
                                                            48,826,594
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 3.9%
         Four Seasons Hotels, Inc.(a)........... 226,015    14,939,592
         Harrah's Entertainment, Inc............  43,375     3,126,036
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B....................... 130,860     7,664,470
                                                         -------------
                                                            25,730,098
                                                         -------------
         HOUSEHOLD DURABLES - 2.4%
         Harman International Industries, Inc...  80,500     6,549,480
         Lennar Corp. - Class A................. 152,075     9,649,159
                                                         -------------
                                                            16,198,639
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.8%
         Procter & Gamble Co.................... 129,940     6,854,335
         Reckitt Benckiser Plc.................. 168,331     4,948,774
                                                         -------------
                                                            11,803,109
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 1.6%
         General Electric Co.................... 300,940    10,427,571
                                                         -------------
         INSURANCE - 0.5%
         American International Group, Inc......  54,695     3,177,780
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 4.8%
         IAC/InterActiveCorp*(a)................ 186,025     4,473,901
         Juniper Networks, Inc.*................ 255,890     6,443,310
         Yahoo!, Inc.*.......................... 594,035    20,583,313
                                                         -------------
                                                            31,500,524
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 0.4%
          Viacom, Inc. - Class B..............    88,635 $   2,838,093
                                                         -------------
          OIL & GAS - 5.1%
          BP Plc (ADR)........................   126,380     7,883,584
          EOG Resources, Inc..................   137,275     7,797,220
          Exxon Mobil Corp....................   158,600     9,114,742
          Transocean, Inc.*...................   162,770     8,784,697
                                                         -------------
                                                            33,580,243
                                                         -------------
          PHARMACEUTICALS - 16.5%
          Alcon, Inc..........................   120,670    13,195,264
          Caremark Rx, Inc.*..................   157,360     7,005,667
          Celgene Corp.*(a)...................   438,095    17,861,133
          Esprit Holdings, Ltd................ 1,009,000     7,260,461
          Genentech, Inc.*....................   152,275    12,224,637
          Novartis AG.........................   108,833     5,164,399
          OSI Pharmaceuticals, Inc.*(a).......   115,665     4,727,229
          Pfizer, Inc.........................   106,595     2,939,890
          Roche Holding AG....................   142,110    17,904,649
          Sanofi-Synthelabo S.A...............    74,694     6,113,576
          Teva Pharmaceutical Industries, Ltd.
            (ADR)(a)..........................   336,920    10,491,689
          United Therapeutics Corp.*(a).......    97,020     4,676,364
                                                         -------------
                                                           109,564,958
                                                         -------------
          RETAIL - MULTILINE - 0.5%
          Wal-Mart Stores, Inc................    75,715     3,649,463
                                                         -------------
          RETAIL - SPECIALTY - 5.4%
          Abercrombie & Fitch Co. - Class A...   278,685    19,145,659
          Kohl's Corp.*.......................    65,505     3,662,384
          Tiffany & Co........................   208,480     6,829,805
          Urban Outfitters, Inc.*(a)..........   106,427     6,033,347
                                                         -------------
                                                            35,671,195
                                                         -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.5%
          Advanced Micro Devices, Inc.*(a)....   286,310     4,964,616
          Broadcom Corp. - Class A*...........   168,285     5,975,800
          KLA-Tencor Corp.....................   129,540     5,660,898
          Maxim Integrated Products, Inc......   223,315     8,532,866
          Texas Instruments, Inc..............   155,520     4,365,446
                                                         -------------
                                                            29,499,626
                                                         -------------
          SOFTWARE - 7.2%
          Adobe Systems, Inc..................   341,290     9,767,720
          Citrix Systems, Inc.*(a)............   150,955     3,269,685
          Electronic Arts, Inc.*..............   152,695     8,644,064
          EMC Corp.*..........................   535,865     7,346,709
          NAVTEQ Corp.*.......................   256,060     9,520,311
          Oracle Corp.*.......................   493,560     6,514,992
          SAP AG (ADR)(a).....................    53,800     2,329,540
                                                         -------------
                                                            47,393,021
                                                         -------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
       Cisco Systems, Inc.*.................      705,220 $  13,476,754
       Motorola, Inc........................      291,460     5,322,060
                                                          -------------
                                                             18,798,814
                                                          -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
       Amdocs, Ltd.*........................      424,460    11,218,478
       China Mobile (Hong Kong), Ltd........    1,259,000     4,654,554
       China Mobile (Hong Kong), Ltd.
         (ADR)(a)...........................       21,320       396,339
                                                          -------------
                                                             16,269,371
                                                          -------------
       Total Common Stocks (Cost $578,175,792)              641,152,319
                                                          -------------

       SHORT-TERM INVESTMENTS - 21.7%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.6%
       Federal National Mortgage Association
         Discount Notes, 0.010%, due
         07/01/05(c)........................ $  4,100,000     4,100,000
                                                          -------------
       COMMERICAL PAPER - 2.5%
       Prudential Funding LLC, 3.250%, due
         07/01/05...........................   16,800,000    16,800,000
       State Street Navigator Securities
         Lending Prime Portfolio(b).........  122,775,084   122,755,084
                                                          -------------
       Total Short-Term Investments
       (Cost $143,675,084)                                  143,655,084
                                                          -------------

       TOTAL INVESTMENTS - 118.9%
       (Cost $724,226,741)                                  787,233,181

       Other Assets and Liabilities (net) - (18.9%)        (125,119,218)
                                                          -------------

       TOTAL NET ASSETS - 100.0%                          $ 662,113,963
                                                          =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Zero Coupon Bond-Interest rate represents current yield to maturity.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                    PAR        VALUE
        DESCRIPTION                                AMOUNT     (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 20.7%
        AUTO COMPONENTS - 0.3%
        Accuride Corp. 8.500%,
          due 02/01/15 (144A)(a)................ $    65,000 $    63,863
        Cooper Standard Automotive 8.375%,
          due 12/15/14 (144A)(a)................      65,000      51,675
        Stanadyne Corp. 10.000%, due 08/15/14...      75,000      71,250
                                                             -----------
                                                                 186,788
                                                             -----------
        CHEMICALS - 0.9%
        Airgas, Inc. 6.250%, due 07/15/14.......     125,000     127,187
        Crompton Corp. 9.875%, due 08/01/12.....     125,000     145,625
        Equistar Chemicals LP 7.550%, due
          02/15/26..............................     125,000     116,563
        Nalco Co. 8.875%, due 11/15/13..........     100,000     107,750
        Terra Capital, Inc. 11.500%, due
          06/01/10..............................      10,000      11,450
                                                             -----------
                                                                 508,575
                                                             -----------
        COMMERCIAL SERVICES & SUPPLIES - 0.3%
        Iron Mountain, Inc. 6.625%, due
          01/01/16..............................     150,000     139,500
                                                             -----------
        CONTAINERS & PACKAGING - 1.1%
        Constar International, Inc. 11.000%,
          due 12/01/12..........................     115,000      92,000
        Crown Cork & Seal, Inc. 7.375%,
          due 12/15/26..........................     150,000     138,375
        Graham Packaging Co. LP 9.875%,
          due 10/15/14 (144A)(a)................     100,000     100,750
        Rayovac Corp. 8.500%, due 10/01/13......     100,000     105,000
        Stone Container Finance Co. 7.375%, due
          07/15/14..............................     150,000     141,750
                                                             -----------
                                                                 577,875
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 0.3%
        Dynegy Holdings, Inc. 6.875%, due
          04/01/11..............................     150,000     148,875
                                                             -----------
        ENTERTAINMENT & LEISURE - 0.2%
        LCE Acquisition Corp. 9.000%,
          due 08/01/14 (144A)(a)................     100,000      97,250
                                                             -----------
        FINANCIALS - DIVERSIFIED - 0.9%
        Ford Motor Credit Co. 7.375%, due
          10/28/09..............................     300,000     293,422
        General Motors Acceptance Corp 7.250%,
          due 03/02/11..........................     200,000     187,746
                                                             -----------
                                                                 481,168
                                                             -----------
        FOOD & DRUG RETAILING - 0.3%
        Stater Brothers Holdings, Inc. 8.125%,
          due 06/15/12..........................     150,000     147,000
                                                             -----------
        FOOD PRODUCTS - 0.4%
        Chiquita Brands International, Inc.
          7.500%, due 11/01/14..................     110,000     102,850
        Rite Aid Corp. 8.125%, due 05/01/10.....     125,000     129,375
                                                             -----------
                                                                 232,225
                                                             -----------

       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
       Tenet Healthcare Corp.
         9.875%, due 07/01/14.................... $   125,000 $   134,687
        9.250%, due 02/01/15 (144A)(a)...........     100,000     104,250
                                                              -----------
                                                                  238,937
                                                              -----------
       HEALTH CARE PROVIDERS & SERVICES - 0.3%
       Ameripath, Inc.
        10.500%, due 04/01/13....................      75,000      76,313
       DaVita, Inc.
        7.250%, due 03/15/15 (144A)(a)...........     100,000     103,250
                                                              -----------
                                                                  179,563
                                                              -----------
       HOTELS, RESTAURANTS & LEISURE - 0.9%
       Hard Rock Hotel, Inc. 8.875%, due
         06/01/13................................     100,000     109,250
       Hilton Hotels Corp. 3.375%, due
         04/15/23................................     150,000     181,312
       River Rock Entertainment Authority 9.750%,
         due 11/01/11............................      50,000      55,125
       Wynn Las Vegas LLC 6.625%,
         due 12/01/14 (144A)(a)..................     125,000     122,188
                                                              -----------
                                                                  467,875
                                                              -----------
       INDUSTRIAL CONGLOMERATES - 0.5%
       Allied Waste North America, Inc. 6.125%,
         due 02/15/14............................     200,000     186,750
       Park-Ohio Industries, Inc. 8.375%,
         due 11/15/14 (144A)(a)..................      75,000      67,312
                                                              -----------
                                                                  254,062
                                                              -----------
       MACHINERY - 0.3%
       Agco Corp. Delaware 1.750%, due
         12/31/33................................     175,000     181,563
                                                              -----------
       MEDIA - 0.6%
       Gaylord Entertainment Co. 8.000%, due
         11/15/13................................     175,000     184,844
       Mediacom LLC 9.500%, due 01/15/13.........     160,000     160,400
                                                              -----------
                                                                  345,244
                                                              -----------
       METALS & MINING - 0.4%
       Allegheny Ludlum Corp. 6.950%, due
         12/15/25................................     120,000     115,934
       Novelis, Inc. 7.250%, due
         02/15/15 (144A)(a)......................      75,000      75,656
                                                              -----------
                                                                  191,590
                                                              -----------
       OIL & GAS - 1.4%
       El Paso Corp. 7.000%, due 05/15/11........     350,000     350,875
       EXCO Resources, Inc. 7.250%, due
         01/15/11................................     100,000     100,500
       Foundation Pennsylvania Coal Co. 7.250%,
         due 08/01/14............................     100,000     105,500
       Hornbeck Offshore Services, Inc. 6.125%,
         due 12/01/14............................     150,000     152,625
       Kerr-McGee Corp. 6.950%, due 07/01/24.....      50,000      51,914
                                                              -----------
                                                                  761,414
                                                              -----------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------------
       SECURITY                                      PAR           VALUE
       DESCRIPTION                                  AMOUNT        (NOTE 2)
       ------------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 0.6%
       Boise Cascade LLC 7.125%,
         due 10/15/14 (144A)(a).................. $    60,000    $    59,250
       Bowater, Inc. 6.500%, due 06/15/13........     125,000        124,062
       Buckeye Technologies, Inc. 8.000%,
         due 10/15/10............................     125,000        120,625
                                                                 -----------
                                                                     303,937
                                                                 -----------
       PHARMACEUTICALS - 0.5%
       Jean Coutu Group PJC, Inc. 8.500%,
         due 08/01/14............................     100,000         99,250
       Warner Chilcott Corp. 8.750%,
         due 02/01/15 (144A)(a)..................     175,000        171,062
                                                                 -----------
                                                                     270,312
                                                                 -----------
       REAL ESTATE INVESTMENT TRUSTS - 0.4%
       Host Marriott LP, (REIT) 6.375%,
         due 03/15/15 (144A)(a)..................     200,000        199,000
                                                                 -----------
       RETAIL - MULTILINE - 0.2%
       Saks, Inc. 7.375%, due 02/15/19...........     115,000        115,575
                                                                 -----------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       Cincinnati Bell, Inc. 7.000%,
         due 02/15/15 (144A)(a)..................     275,000        270,187
       Lucent Technologies, Inc. 6.500%,
         due 01/15/28............................     150,000        133,875
       Qwest Capital Funding, Inc. 7.900%,
         due 08/15/10............................     125,000        125,000
                                                                 -----------
                                                                     529,062
                                                                 -----------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
       Nextel Partners, Inc. 8.125%, due 07/01/11     100,000        109,000
                                                                 -----------
       TEXTILES, APPAREL & LUXURY GOODS - 0.5%
       Elizabeth Arden, Inc. 7.750%,
         due 01/15/14............................     150,000        157,125
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)..................     100,000        109,750
                                                                 -----------
                                                                     266,875
                                                                 -----------
       UTILITIES - 0.0%
       Williams Companies, Inc. (The) 7.875%,
         due 09/01/21............................      25,000         28,563
                                                                 -----------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.8%
       Federal National Mortgage Association
          6.000%, due 02/01/34...................   1,453,053      1,490,712
          6.000%, due 08/01/34...................     415,995        426,777
          6.000%, due 09/01/34...................     207,361        212,728
          5.500%, due 11/01/34...................     477,010        483,963
          6.000%, due 02/01/35...................     500,000        512,942
       U.S. Treasury Note 5.000%, due 02/15/11...   1,000,000      1,062,774
                                                                 -----------
                                                                   4,189,896
                                                                 -----------

       Total Domestic Bonds & Debt Securities
       (Cost $11,064,821)                                         11,151,724
                                                                 -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     CONVERTIBLE BONDS - 3.4%
     AEROSPACE & DEFENSE - 0.5%
     Alliant Techsystems, Inc. 2.750%, due
       02/15/24................................... $  100,000 $    104,875
     Armor Holdings, Inc., 2.000%, due
       11/01/11++.................................    150,000      146,625
                                                              ------------
                                                                   251,500
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Fisher Scientific International, Inc. 2.500%,
       due 10/01/23...............................    100,000      146,625
                                                              ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     DST Sys, Inc. 4.125%, due 08/15/23...........    150,000      171,562
                                                              ------------
     COMPUTERS & PERIPHERALS - 0.2%
     EMC Corp. 4.500%, due 04/01/07...............    100,000      106,000
                                                              ------------
     ENERGY EQUIPMENT & SERVICES - 0.5%
     Hanover Compressor Co. 4.750%,
       due 01/15/14...............................    250,000      258,750
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 0.2%
     International Game Technology 1.562%,
       due 01/29/33+..............................    200,000      130,750
                                                              ------------
     MEDIA - 0.4%
     Emmis Communications Corp. 6.250%,
       due 12/31/49...............................      3,000      125,490
     Liberty Media Corp. 3.250%, due
       03/15/31...................................    125,000       96,250
                                                              ------------
                                                                   221,740
                                                              ------------
     METALS & MINING - 0.6%
     Placer Dome, Inc. 2.750%, due 10/15/23.......    300,000      319,125
                                                              ------------
     PHARMACEUTICALS - 0.1%
     Watson Pharmaceuticals, Inc. 1.750%,
       due 03/15/23...............................     75,000       69,938
                                                              ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Cypress Semiconductor Corp. 1.250%,
       due 06/15/08...............................     45,000       47,812
     LSI Logic Corp. 4.000%, due 05/15/10.........     50,000       49,500
                                                              ------------
                                                                    97,312
                                                              ------------
     SOFTWARE - 0.1%
     Mentor Graphics Corp. 6.875%,
       due 06/15/07...............................     75,000       74,625
                                                              ------------
     Total Convertible Bonds (Cost $1,949,206)                   1,847,927
                                                              ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

           ---------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ---------------------------------------------------------

           COMMON STOCKS - 69.9%
           AEROSPACE & DEFENSE - 0.2%
           Northrop Grumman Corp................  1,900 $    104,975
                                                        ------------
           AUTO COMPONENTS - 1.9%
           Dana Corp............................ 66,300      995,163
                                                        ------------

           CHEMICALS - 7.7%
           Crompton Corp........................ 57,000      806,550
           Dow Chemical Co...................... 17,800      792,634
           Eastman Chemical Co.................. 19,200    1,058,880
           Monsanto Co.......................... 14,600      917,902
           Mosaic Co.*.......................... 35,600      553,936
                                                        ------------
                                                           4,129,902
                                                        ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.1%
           R.R. Donnelley & Son Co.............. 32,400    1,118,124
           The ServiceMaster Co................. 80,400    1,077,360
                                                        ------------
                                                           2,195,484
                                                        ------------
           COMMUNICATIONS EQUIPMENT - 0.6%
           Avaya, Inc.*......................... 40,321      335,471
                                                        ------------
           CONTAINERS & PACKAGING - 0.8%
           Ball Corp............................ 12,600      453,096
                                                        ------------
           ENERGY EQUIPMENT & SERVICES - 2.8%
           GlobalSantaFe Corp................... 12,800      522,240
           Halliburton Co....................... 20,900      999,438
                                                        ------------
                                                           1,521,678
                                                        ------------
           FOOD & DRUG RETAILING - 3.5%
           Archer-Daniels-Midland Co............  4,200       89,796
           H.J. Heinz Co........................ 30,000    1,062,600
           Kellogg Co........................... 16,900      751,036
                                                        ------------
                                                           1,903,432
                                                        ------------
           FOOD RETAILERS - 1.1%
           Albertson's, Inc..................... 28,700      593,516
                                                        ------------
           HOTELS, RESTAURANTS & LEISURE - 0.9%
           McDonald's Corp...................... 17,300      480,075
                                                        ------------
           HOUSEHOLD DURABLES - 5.7%
           Newell Rubbermaid, Inc............... 43,500    1,037,040
           Snap-On, Inc......................... 23,300      799,190
           Tupperware Corp...................... 52,900    1,236,273
                                                        ------------
                                                           3,072,503
                                                        ------------
           INDUSTRIAL CONGLOMERATES - 1.0%
           Hubbell, Inc. - Class B.............. 11,800      520,380
                                                        ------------
           INSURANCE - 5.8%
           ACE, Ltd............................. 11,100      497,835
           Allstate Corp. (The).................  4,100      244,975
           Lincoln National Corp................ 13,000      609,960
           Max Re Capital, Ltd..................  4,600      105,340
           PartnerRe, Ltd.......................  6,800      438,056
           SAFECO Corp.......................... 13,500      733,590
           XL Capital, Ltd. - Class A...........  6,900      513,498
                                                        ------------
                                                           3,143,254
                                                        ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 0.5%
        Foot Locker, Inc...........................  9,200 $    250,424
                                                           ------------
        MACHINERY - 2.5%
        CNH Global N.V.............................  5,100       96,339
        Cummins, Inc...............................  7,300      544,653
        Ingersoll-Rand Co. - Class A...............  3,700      263,995
        Timken Co.................................. 19,500      450,450
                                                           ------------
                                                              1,355,437
                                                           ------------
        MEDIA - 1.0%
        Clear Channel Communications, Inc.......... 16,900      522,717
                                                           ------------
        METALS & MINING - 0.2%
        Metal Management, Inc......................  4,700       90,945
                                                           ------------
        OIL & GAS - 5.3%
        ChevronTexaco Corp......................... 17,000      950,640
        EOG Resources, Inc.........................  4,700      266,960
        Kerr-McGee Corp............................  5,773      440,537
        NiSource, Inc.............................. 47,900    1,184,567
                                                           ------------
                                                              2,842,704
                                                           ------------
        PAPER & FOREST PRODUCTS - 2.9%
        Georgia-Pacific Corp....................... 26,100      829,980
        MeadWestvaco Corp.......................... 26,100      731,844
                                                           ------------
                                                              1,561,824
                                                           ------------
        PHARMACEUTICALS - 2.4%
        Bristol-Myers Squibb Co.................... 45,900    1,146,582
        Mylan Laboratories, Inc....................  7,650      147,186
                                                           ------------
                                                              1,293,768
                                                           ------------
        REAL ESTATE - 3.3%
        Health Care Property Investors, Inc. (REIT) 29,900      808,496
        Healthcare Realty Trust, Inc. (REIT)....... 24,300      938,223
                                                           ------------
                                                              1,746,719
                                                           ------------
        RETAIL - MULTILINE - 2.0%
        May Department Stores Co................... 27,000    1,084,320
                                                           ------------
        RETAIL - SPECIALTY - 1.1%
        Limited, Inc...............................  9,600      205,632
        OfficeMax, Inc............................. 13,800      410,826
                                                           ------------
                                                                616,458
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.6%
        PanAmSat Holding Corp...................... 56,100    1,150,611
        SBC Communications, Inc.................... 54,900    1,303,875
                                                           ------------
                                                              2,454,486
                                                           ------------
        TRADING COMPANIES & DISTRIBUTORS - 1.7%
        Genuine Parts Co........................... 22,600      928,634
                                                           ------------
        UTILITIES - 6.3%
        Ameren Corp................................ 22,100    1,222,130
        Northeast Utilities........................ 51,500    1,074,290
        Puget Energy, Inc.......................... 46,900    1,096,522
                                                           ------------
                                                              3,392,942
                                                           ------------
        Total Common Stocks (Cost $33,888,809)               37,590,307
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      PREFERRED STOCK - 2.5%
      ELECTRICAL EQUIPMENT - 0.7%
      CMS Energy Corp. 4.500%, due
        12/31/49.................................      5,000 $    407,500
                                                             ------------
      FOOD RETAILERS - 0.3%
      Albertson's, Inc. 7.250%, due 05/16/07.....      7,000      156,590
                                                             ------------
      INSURANCE - 0.8%
      Chubb Corp. 7.000%, due 08/16/06...........      4,000      127,040
      Fortis Insurance* 7.750%, due
        01/26/08.................................        150      164,063
      XL Capital, Ltd. 0.000%, due 05/15/07......      6,000      143,700
                                                             ------------
                                                                  434,803
                                                             ------------
      MEDIA - 0.5%
      Interpublic Group of Co., Inc. 5.375%, due
        12/15/06.................................      6,000      269,400
                                                             ------------
      OIL & GAS - 0.2%
      FPL Group, Inc. 8.000%, due 02/16/06.......      1,500       96,915
                                                             ------------
      Total Preferred Stock (Cost $1,230,242)                   1,365,208
                                                             ------------

      SHORT-TERM INVESTMENTS - 5.6%
      REPURCHASE AGREEMENT - 5.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/05 at 1.250% to
        be repurchased at $3,010,105 on
        07/01/05 collateralized by $3,050,000
        FHLMC 4.500% due 11/15/11
        with a value of $3,072,875
        (Cost $3,010,000)........................ $3,010,000    3,010,000
                                                             ------------

      TOTAL INVESTMENTS - 102.1%
      (Cost $51,142,954)                                       54,965,166

      Other Assets and Liabilities (net) - (2.1%)              (1,167,055)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 53,798,111
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 72.2%
        AEROSPACE & DEFENSE - 1.9%
        Armor Holdings, Inc.
          8.250%, due 08/15/13(b)......... $   2,000,000 $     2,172,500
        DRS Technologies, Inc.
          6.875%, due 11/01/13............     6,000,000       6,240,000
        Esterline Technologies Corp.
          7.750%, due 06/15/13............     3,000,000       3,195,000
        L-3 Communications Corp.
          6.125%, due 01/15/14(b).........     4,500,000       4,522,500
        Raytheon Co. 4.850%, due 01/15/11.     7,500,000       7,620,907
        Titan Corp. 8.000%, due 05/15/11..     3,000,000       3,232,500
                                                         ---------------
                                                              26,983,407
                                                         ---------------
        AUTO COMPONENTS - 1.5%
        Accuride Corp.
          8.500%, due 02/01/15............     1,500,000       1,473,750
        Affinia Group, Inc. 9.000%,
          due 11/30/14 (144A)(a)..........       900,000         760,500
        ArvinMeritor, Inc.
          8.750%, due 03/01/12(b).........     2,500,000       2,618,750
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14(b).........     3,625,000       2,881,875
        Cummins, Inc.
          9.500%, due 12/01/10(b).........     2,500,000       2,762,500
        Delco Remy International, Inc.
          11.000%, due 05/01/09(b)........     3,000,000       2,775,000
        Stanadyne Corp.
          10.000%, due 08/15/14...........     2,000,000       1,900,000
        Stanadyne Holdings, Inc.
          0.000%/12.000%, due
          02/15/15++......................     2,750,000       1,498,750
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14(b).........     1,375,000       1,388,750
        United Rentals North America, Inc.
          7.750%, due 11/15/13(b).........     3,350,000       3,308,125
                                                         ---------------
                                                              21,368,000
                                                         ---------------
        AUTOMOTIVE LOANS - 1.4%
        Ford Motor Credit Co.
          7.375%, due 10/28/09............     6,500,000       6,357,468
         7.250%, due 10/25/11(b)..........     3,000,000       2,890,377
        General Motors Acceptance Corp.
          7.250%, due 03/02/11............    11,250,000      10,560,712
                                                         ---------------
                                                              19,808,557
                                                         ---------------
        BANKS - 0.1%
        Regions Financial Corp.
          7.000%, due 03/01/11............     1,500,000       1,689,851
                                                         ---------------
        BUILDING PRODUCTS - 0.7%
        Ainsworth Lumber Company Limited
          7.250%, due 10/01/12............     5,000,000       4,787,500
        Builders Firstsource, Inc. 7.518%,
          due 02/15/12 (144A)(a)@.........     2,600,000       2,600,000

        ----------------------------------------------------------------
        SECURITY                               PAR           VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        BUILDING PRODUCTS - CONTINUED
        Jacuzzi Brands, Inc.
          9.625%, due 07/01/10............ $   2,500,000 $     2,750,000
                                                         ---------------
                                                              10,137,500
                                                         ---------------
        BUILDING MATERIALS - 0.0%
        Texas Industries, Inc. 7.250%,
          due 07/15/13 (144A)(a)..........       350,000         360,500
                                                         ---------------
        CAPITAL GOODS - DIVERSIFIED - 0.5%
        J.B. Poindexter & Co.
          8.750%, due 03/15/14............     2,725,000       2,493,375
        Tyco Internationall Group S.A.,
          - Series A, Convertible 2.750%,
          due 01/15/18....................     3,375,000       4,370,625
                                                         ---------------
                                                               6,864,000
                                                         ---------------
        CHEMICALS - 3.0%
        Crompton Corp.
          9.875%, due 08/01/12(b).........     5,000,000       5,825,000
        Equistar Chemicals LP
          7.550%, due 02/15/26............     6,115,000       5,702,237
        Hercules, Inc.
          6.750%, due 10/15/29............     5,000,000       4,875,000
        Huntsman LLC
          11.500%, due 07/15/12...........     1,320,000       1,554,300
        IMC Global, Inc., - Series B
          11.250%, due 06/01/11...........     4,000,000       4,440,000
        Lyondell Chemical Co., - Series A
          9.625%, due 05/01/07............     1,500,000       1,608,750
        Nalco Co.
          8.875%, due 11/15/13(b).........     4,500,000       4,848,750
        Nova Chemicals Corp.
          6.500%, due 01/15/12............     1,825,000       1,779,375
        PQ Corp. 7.500%,
          due 02/15/13 (144A)(a)..........     2,000,000       1,975,000
        Rhodia 8.875%, due 06/01/11(b)....     4,000,000       3,870,000
        Rockwood Specialties Group 7.500%,
          due 11/15/14 (144A)(a)..........     4,500,000       4,488,750
        Terra Capital, Inc.
          11.500%, due 06/01/10(d)........     1,950,000       2,232,750
                                                         ---------------
                                                              43,199,912
                                                         ---------------
        COMMERCIAL SERVICES & SUPPLIES - 0.9%
        Iron Mountain, Inc.
          8.625%, due 04/01/13............     3,000,000       3,120,000
         7.750%, due 01/15/15.............     8,400,000       8,484,000
        JohnsonDiversey Holdings, Inc.,
          - Series B 9.625%, due 05/15/12.     2,000,000       2,040,000
                                                         ---------------
                                                              13,644,000
                                                         ---------------
        COMMUNICATIONS EQUIPMENT - 0.6%
        Lucent Technologies, Inc.
          6.450%, due 03/15/29............     4,000,000       3,600,000
        Qwest Corp. 7.875%,
          due 09/01/11 (144A)(a)..........     2,000,000       2,095,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMUNICATIONS EQUIPMENT - CONTINUED
     Ubiquitel Operating Co.
       9.875%, due 03/01/11(b)................ $ 2,650,000 $     2,921,625
                                                           ---------------
                                                                 8,616,625
                                                           ---------------
     COMPUTER SOFTWARE & PROCESSING - 0.1%
     Electronic Data Systems Corp. - Series B
       6.500%, due 08/01/13...................   2,000,000       2,047,844
                                                           ---------------
     CONSUMER PRODUCTS - 0.5%
     Rayovac Corp.
       8.500%, due 10/01/13...................   7,000,000       7,350,000
                                                           ---------------

     CONTAINERS & PACKAGING - 1.7%
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13(b)...............   2,500,000       1,962,500
     Constar International, Inc.
       11.000%, due 12/01/12(b)...............   3,175,000       2,540,000
     Crown Cork & Seal, Inc.
       7.375%, due 12/15/26(b)................   8,500,000       7,841,250
     Owens Brockway Glass Container, Inc.
       8.875%, due 02/15/09...................   3,000,000       3,202,500
      7.750%, due 05/15/11(b).................   5,500,000       5,871,250
     Owens-Illinois, Inc.
       7.500%, due 05/15/10(b)................   1,000,000       1,055,000
     Stone Container Finance
       7.375%, due 07/15/14...................   1,775,000       1,677,375
                                                           ---------------
                                                                24,149,875
                                                           ---------------
     ELECTRIC SERVICES - 2.5%
     Duke Energy Co.
       5.375%, due 01/01/09...................   6,500,000       6,724,575
     Midwest Generation LLC
       8.750%, due 05/01/34...................   5,000,000       5,625,000
     Mission Energy Holding Co.
       13.500%, due 07/15/08..................   2,000,000       2,385,000
     NRG Energy, Inc. 8.000%,
       due 12/15/13 (144A)(a).................   5,000,000       5,300,000
     Pacific Gas and Electric Co.
       4.800%, due 03/01/14...................   2,500,000       2,510,572
     PSE&G Energy Holdings, Inc.
       8.500%, due 06/15/11...................   5,500,000       6,022,500
     Texas Genco LLC 6.875%,
       due 12/15/14 (144A)(a).................   2,550,000       2,696,625
     Virginia Electric & Power Co.
       4.500%, due 12/15/10...................   5,000,000       5,012,555
     Virginia Electric & Power Co., - Series A
       7.000%, due 01/01/24...................     700,000         718,886
                                                           ---------------
                                                                36,995,713
                                                           ---------------
     ELECTRIC UTILITIES - 0.9%
     Nevada Power Co. 5.875%,
       due 01/15/15 (144A)(a).................   3,500,000       3,535,000
     Reliant Energy, Inc.
       6.750%, due 12/15/14...................   5,400,000       5,305,500

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ELECTRIC UTILITIES - CONTINUED
      Teco Energy, Inc.
        7.500%, due 06/15/10(b).............. $ 3,250,000 $     3,558,750
                                                          ---------------
                                                               12,399,250
                                                          ---------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
      Communications & Power Industries, Inc.
        8.000%, due 02/01/12.................   2,650,000       2,676,500
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.4%
      PPL Corp.
        6.400%, due 11/01/11 (144A)(a).......   2,000,000       2,193,138
      Reliant Resources, Inc.
        9.500%, due 07/15/13(b)..............   3,100,000       3,456,500
                                                          ---------------
                                                                5,649,638
                                                          ---------------

      ENTERTAINMENT & LEISURE - 0.1%
      Loews Cineplex Entertainment Aquisition
        Corp. 9.000%, due 08/01/14
        (144A)(a)............................   1,625,000       1,580,313
                                                          ---------------
      ENVIRONMENTAL SERVICES - 0.9%
      Allied Waste North America, Inc.
        5.750%, due 02/15/11(b)..............   4,000,000       3,760,000
       7.875%, due 04/15/13..................   5,000,000       5,137,500
       7.250%, due 03/15/15
         (144A)(a)(b)........................   4,000,000       3,890,000
                                                          ---------------
                                                               12,787,500
                                                          ---------------
      FINANCIAL SERVICES - 0.1%
      JSG Funding 9.625%, due 10/01/12.......   1,850,000       1,859,250
                                                          ---------------
      FOOD PRODUCTS - 1.4%
      Chiquita Brands International, Inc.
        7.500%, due 11/01/14.................   4,150,000       3,880,250
      Dole Food Co., Inc.
        8.750%, due 07/15/13.................   3,500,000       3,806,250
      Land O Lakes, Inc.
        9.000%, due 12/15/10.................   1,900,000       2,056,750
       8.750%, due 11/15/11(b)...............   2,600,000       2,632,500
      Le-Natures, Inc.
        9.000%, due 06/15/13 (144A)(a).......   3,500,000       3,692,500
      Pinnacle Foods Holding Corp.
        8.250%, due 12/01/13(b)..............   4,250,000       3,825,000
                                                          ---------------
                                                               19,893,250
                                                          ---------------
      FOOD RETAILERS - 1.2%
      Alimentation Couch-Tard, Inc.
        7.500%, due 12/15/13.................   2,725,000       2,874,875
      Dominos, Inc. 8.250%, due 07/01/11.....   2,188,000       2,341,160
      Ingles Markets, Inc.
        8.875%, due 12/01/11.................   4,500,000       4,595,625
      Roundys, Inc., - Series B
        8.875%, due 06/15/12.................   1,500,000       1,552,500
      Stater Brothers Holdings, Inc.
        8.125%, due 06/15/12.................   6,500,000       6,370,000
                                                          ---------------
                                                               17,734,160
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
       Alliance Imaging
         7.250%, due 12/15/12(b)............. $ 3,500,000 $     3,325,000
       CDRV Investors, Inc. 0.000%/ 9.625%,
         due 01/01/15 (144A)++...............   2,075,000       1,027,125
       Fresenius Med Cap Trust II
         7.875%, due 02/01/08................   1,050,000       1,097,250
       Hanger Orthopedic Group, Inc.
         10.375%, due 02/15/09(b)............   4,000,000       3,710,000
       Tenet Healthcare Corp.
         7.375%, due 02/01/13(b).............   7,000,000       6,947,500
        9.875%, due 07/01/14.................   3,000,000       3,232,500
        9.250%, due 02/01/15 (144A)(a).......   3,000,000       3,127,500
       Vanguard Health Holding Co. II
         9.000%, due 10/01/14................   3,500,000       3,797,500
                                                          ---------------
                                                               26,264,375
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 3.0%
       Ameripath, Inc.
         10.500%, due 04/01/13...............   5,000,000       5,087,500
       Ardent Health Services, Inc.
         10.000%, due 08/15/13...............   4,000,000       4,855,000
       Bio-Rad Laboratories, Inc.
         6.125%, due 12/15/14................   3,000,000       3,045,000
       Coventry Health Care, Inc.
         6.125%, due 01/15/15................   3,000,000       3,067,500
       Davita, Inc. 7.250%,
         due 03/15/15 (144A)(a)(b)...........   3,000,000       3,097,500
       HCA, Inc. 6.375%, due 01/15/15(b).....   2,775,000       2,886,300
       HealthSouth Corp.
         8.375%, due 10/01/11(b).............   4,350,000       4,339,125
       National Mentor, Inc. 9.625%,
         due 12/01/12 (144A)(a)..............   2,000,000       2,115,000
       National Nephrology Associations, Inc.
         9.000%, due 11/01/11 (144A)(a)......   1,500,000       1,691,250
       PacifiCare Health Systems, Inc.
         10.750%, due 06/01/09(d)............   1,950,000       2,154,750
       Perkinelmer, Inc.
         8.875%, due 01/15/13(b).............   3,500,000       3,911,250
       Rotech Healthcare, Inc.
         9.500%, due 04/01/12................   2,000,000       2,150,000
       Triad Hospitals, Inc.
         7.000%, due 11/15/13(b).............   2,500,000       2,581,250
       UnitedHealth Group, Inc.
         4.875%, due 04/01/13(b).............   3,000,000       3,080,403
                                                          ---------------
                                                               44,061,828
                                                          ---------------
       HOMEBUILDERS - 0.4%
       Beazer Homes USA, Inc.
         6.500%, due 11/15/13(b).............   3,500,000       3,473,750
       Schuler Homes, Inc.
         9.375%, due 07/15/09................   1,500,000       1,572,878

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      HOMEBUILDERS - CONTINUED
      William Lyon Homes, Inc.
        10.750%, due 04/01/13................ $ 1,150,000 $     1,253,500
                                                          ---------------
                                                                6,300,128
                                                          ---------------

      HOTELS, RESTAURANTS & LEISURE - 6.9%
      Boyd Gaming Corp.
        8.750%, due 04/15/12(b)..............   2,625,000       2,864,531
      Dennys Holdings, Inc.
        10.000%, due 10/01/12(b).............   3,550,000       3,709,750
      Friendly Ice Cream Corp.
        8.375%, due 06/15/12(b)..............   3,100,000       3,022,500
      Gaylord Entertainment Co.
        8.000%, due 11/15/13.................   7,500,000       7,921,875
       6.750%, due 11/15/14..................   4,000,000       3,930,000
      Hard Rock Hotel, Inc.
        8.875%, due 06/01/13.................   6,000,000       6,555,000
      Harrah's Operation Co., Inc.
        7.500%, due 01/15/09.................   1,700,000       1,858,321
       5.375%, due 12/15/13(b)...............   2,000,000       2,032,478
      Host Marriott LP (REIT)
        7.000%, due 08/15/12(b)..............   5,650,000       5,890,125
       6.375%, due 03/15/15 (144A)(a)........   3,000,000       2,985,000
      Host Marriott LP (REIT), - Series G
        9.250%, due 10/01/07.................   2,250,000       2,441,250
      Isle of Capri Casinos, Inc.
        9.000%, due 03/15/12.................   3,000,000       3,277,500
       7.000%, due 03/01/14..................   6,500,000       6,565,000
      John Q Hammons Hotels, Inc., - Series B
        8.875%, due 05/15/12.................   1,500,000       1,642,500
      Las Vegas Sands Corp. 6.375%,
        due 02/15/15 (144A)(a)(b)............   5,500,000       5,403,750
      Mandalay Resort Group
        9.375%, due 02/15/10(b)..............   2,000,000       2,245,000
      MGM Mirage, Inc.
        6.750%, due 09/01/12.................   5,500,000       5,692,500
      O' Charleys, Inc.
        9.000%, due 11/01/13(b)..............   1,500,000       1,627,500
      Park Place Entertainment Corp.
        7.875%, due 12/15/05.................   3,250,000       3,306,875
       9.375%, due 02/15/07..................   1,750,000       1,885,625
      Penn National Gaming, Inc.
        6.875%, due 12/01/11.................   1,750,000       1,802,500
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12................   1,975,000       1,925,625
      River Rock Entertainment Authority
        9.750%, due 11/01/11(b)..............   4,800,000       5,292,000
      Scientific Games Corp. 6.250%,
        due 12/15/12 (144A)(a)...............   1,750,000       1,776,250
      Seneca Gaming Corp.
        7.250%, due 05/01/12.................     750,000         779,063

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Six Flags, Inc. 9.625%, due 06/01/14... $  2,000,000 $     1,880,000
      Station Casinos, Inc.
        6.500%, due 02/01/14.................    5,500,000       5,637,500
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a).......    1,500,000       1,593,750
      Wynn Las Vegas LLC 6.625%,
        due 12/01/14 (144A)(a)...............    4,250,000       4,154,375
                                                           ---------------
                                                                99,698,143
                                                           ---------------
      HOUSEHOLD DURABLES - 0.1%
      D. R. Horton, Inc.
        6.875%, due 05/01/13(b)..............    1,000,000       1,087,106
                                                           ---------------
      INDUSTRIALS - 0.1%
      Park-Ohio Industries, Inc. 8.375%,
        due 11/15/14 (144A)(a)...............    1,550,000       1,391,125
                                                           ---------------
      MACHINERY - 0.6%
      Dresser-Rand Group, Inc. 7.375%,
        due 11/01/14 (144A)(a)...............    3,000,000       3,135,000
      Gardner Denver 8.000%,
        due 05/01/13 (144A)(a)...............    1,200,000       1,219,992
      JLG Industries, Inc.
        8.250%, due 05/01/08(b)..............    2,150,000       2,262,875
      Manitowoc Co., Inc.
        7.125%, due 11/01/13(b)..............    2,500,000       2,625,000
                                                           ---------------
                                                                 9,242,867
                                                           ---------------
      MEDIA - 6.5%
      Allbritton Communications Co.
        7.750%, due 12/15/12.................    7,500,000       7,425,000
      AMC Entertainment, Inc.
        8.000%, due 03/01/14(b)..............    8,000,000       7,140,000
      Block Communications, Inc.
        9.250%, due 04/15/09(b)..............    2,000,000       2,140,000
      Carmike Cinemas, Inc.
        7.500%, due 02/15/14(b)..............    1,500,000       1,366,875
      Cch Ii LLC / Cch Ii Capital Corp.
        10.250%, due 09/15/10................    4,000,000       4,065,000
      Century Communications Corp., - Class A
        9.500%, due 03/01/49(b)(c)...........    1,850,000       1,914,750
      Charter Communications Holdings
        10.000%, due 04/01/09................    8,000,000       6,220,000
      Cinemark USA, Inc.
        9.000%, due 02/01/13.................    1,750,000       1,806,875
      Clear Channel Communications, Inc.
        4.625%, due 01/15/08(b)..............    1,800,000       1,780,250
      CSC Holdings, Inc., - Series B
        8.125%, due 08/15/09.................    4,750,000       4,833,125
      Dex Media, Inc.
        8.000%, due 11/15/13.................    5,000,000       5,337,500

       ------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       DirecTV Holdings LLC
        8.375%, due 03/15/13................ $  1,625,000 $     1,807,813
        6.375%, due 06/15/15 (144A)(a)......    4,350,000       4,350,000
       EchoStar DBS Corp.
         6.375%, due 10/01/11 (b)...........    4,000,000       3,985,000
       Emmis Operating Co.
         6.875%, due 05/15/12...............    3,000,000       2,985,000
       FrontierVision Operating Partners LP,
         - Series B 11.875%, due
         09/15/07(c)........................    1,000,000       1,380,000
       Globo Comunicacoes Participacao
         10.625%, due 12/05/08
         (144A)(a)(c)(d)....................      750,000         776,250
       Insight Communications Co., Inc.
         0.000%/12.250%, due
         02/15/11++(b)......................    9,000,000       9,067,500
       Interpublic Group of Companies, Inc.
         6.250%, due 11/15/14...............    2,485,000       2,332,955
       Lin Television Corp. 6.500%,
         due 05/15/13(b)....................    2,000,000       1,910,000
       Mediacom LLC
         9.500%, due 01/15/13(b)............    6,500,000       6,516,250
       Paxson Communications Corp.
         10.750%, due 07/15/08(b)...........    6,000,000       5,940,000
       Radio One, Inc.
         6.375%, due 02/15/13 (144A)(a).....    2,000,000       1,977,500
       Renaissance Media Group LLC
         0.000%/ 10.000%, due
         04/15/08++.........................      750,000         746,250
       Sinclair Broadcast Group, Inc.
         8.750%, due 12/15/11...............    2,000,000       2,110,000
       Warner Music Group
         7.375%, due 04/15/14...............    5,000,000       5,075,000
                                                          ---------------
                                                               94,988,893
                                                          ---------------
       METALS & MINING - 0.9%
       Allegheny Ludlum Corp.
         6.950%, due 12/15/25(b)............    3,450,000       3,333,107
       Century Aluminum Company
         7.500%, due 08/15/14(b)............    2,000,000       1,985,000
       Novelis, Inc.
         7.250%, due 02/15/15 (144A)(a).....    2,500,000       2,521,875
       Peabody Energy Corp.
         5.875%, due 04/15/16(b)............    4,000,000       4,020,000
       Timken Co. 5.750%, due 02/15/10......    1,500,000       1,539,813
                                                          ---------------
                                                               13,399,795
                                                          ---------------
       OIL & GAS - 7.2%
       Chesapeake Energy Corp.
         6.250%, due 01/15/18 (144A)(a).....    8,000,000       7,920,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Dynegy Holdings, Inc.
      9.875%, due 07/15/10 (144A)(a).......... $  4,500,000 $     4,995,000
      6.875%, due 04/01/11 (b)................    5,500,000       5,458,750
     El Paso Corp.
      7.000%, due 05/15/11(b).................    7,000,000       7,017,500
      7.750%, due 01/15/32(b).................    4,500,000       4,410,000
     Ferrellgas LP 6.750%, due 05/01/14.......    5,500,000       5,335,000
     Ferrellgas Partners LLP
       8.750%, due 06/15/12...................    2,000,000       2,010,000
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14...................    3,500,000       3,692,500
     Hanover Compressor Co.
      8.625%, due 12/15/10....................    3,000,000       3,187,500
      4.750%, due 01/15/14....................    5,500,000       5,692,500
     Hornbeck Offshore Services, Inc.
       6.125%, due 12/01/14...................    2,500,000       2,543,750
     J Ray McDermott S.A.
       11.000%, due 12/15/13 (144A)(a)........    1,500,000       1,687,500
     KCS Energy, Inc.
      7.125%, due 04/01/12....................    3,575,000       3,664,375
      7.125%, due 04/01/12 (144A)(a)..........    1,275,000       1,306,875
     Kerr-McGee Corp.
       6.950%, due 07/01/24...................    2,125,000       2,206,330
     Key Energy Services, Inc.
       6.375%, due 05/01/13...................    6,000,000       6,060,000
     Northwest Pipeline Corp.
       8.125%, due 03/01/10...................    1,500,000       1,635,000
     Pioneer Natural Resources Co., - Series A
       7.200%, due 01/15/28...................    1,510,000       1,627,517
     Pogo Producing Co.
       6.625%, due 03/15/15 (144A)(a).........    2,875,000       2,982,813
     Pride International, Inc.
       7.375%, due 07/15/14(b)................    1,500,000       1,653,750
     Schlumberger, Ltd. (Convertible)
       1.500%, due 06/01/23...................    7,500,000       8,643,750
     SEMCO Energy, Inc.
       7.125%, due 05/15/08(b)................    8,000,000       8,184,680
     Sonat, Inc. 7.625%, due 07/15/11.........    1,500,000       1,518,750
     Suburban Propane Partners LP
       6.875%, due 12/15/13...................    5,500,000       5,252,500
     Williams Cos, Inc.
       7.875%, due 09/01/21(b)................    5,000,000       5,712,500
                                                            ---------------
                                                                104,398,840
                                                            ---------------
     OIL & GAS EXPLORATION & PRODUCTION - 1.6%
     El Paso Production Holding Co.
       7.750%, due 06/01/13(b)................    3,000,000       3,217,500
     EXCO Resources, Inc.
       7.250%, due 01/15/11...................    6,000,000       6,030,000

        ----------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS EXPLORATION & PRODUCTION - CONTINUED
        Forest Oil Corp.
          8.000%, due 06/15/08(b).......... $  1,500,000 $     1,597,500
        Harvest Operations Corp.
          7.875%, due 10/15/11.............    1,500,000       1,436,250
        Houston Exploration Co.
          7.000%, due 06/15/13(b)..........    3,400,000       3,527,500
        Markwest Energy
          6.875%, due 11/01/14 (144A)(a)...    5,000,000       5,000,000
        Range Resources Corp.
          7.375%, due 07/15/13.............    2,575,000       2,755,250
                                                         ---------------
                                                              23,564,000
                                                         ---------------
        PAPER & FOREST PRODUCTS - 2.6%
        Abitibi-Consolidated, Inc. (Yankee)
          8.550%, due 08/01/10(b)..........    2,800,000       2,933,000
        Boise Cascade LLC
          7.125%, due 10/15/14 (144A)(a)...    2,500,000       2,468,750
        Bowater, Inc.
          6.500%, due 06/15/13(b)..........    6,500,000       6,451,250
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10(b)..........    5,400,000       5,211,000
        Graham Packaging Company
          8.500%, due 10/15/12 (144A)(a)...    4,200,000       4,263,000
        Jefferson Smurfit Corp.
         8.250%, due 10/01/12..............    1,750,000       1,767,500
         7.500%, due 06/01/13(b)...........    2,500,000       2,400,000
        Longview Fibre Co.
          10.000%, due 01/15/09............    1,500,000       1,605,000
        Norske Skog Canada
          7.375%, due 03/01/14(b)..........    6,500,000       6,402,500
        Tembec Industries, Inc.
          7.750%, due 03/15/12(b)..........    2,000,000       1,480,000
        Tembec Industries, Inc., (Yankee)
          8.625%, due 06/30/09(b)..........    3,500,000       2,870,000
                                                         ---------------
                                                              37,852,000
                                                         ---------------
        PERSONAL PRODUCTS - 0.8%
        Elizabeth Arden, Inc.
          7.750%, due 01/15/14.............    6,000,000       6,285,000
        Playtex Products, Inc.
          9.375%, due 06/01/11(b)..........    5,000,000       5,287,500
                                                         ---------------
                                                              11,572,500
                                                         ---------------
        PHARMACEUTICALS - 1.0%
        Alpharma, Inc.
          8.625%, due 05/01/11 (144A)(a)...    6,750,000       6,631,875
        Warner Chilcott Corp.
          8.750%, due 02/01/15 (144A)(a)...    7,500,000       7,331,250
                                                         ---------------
                                                              13,963,125
                                                         ---------------
        PUBLISHING - 1.0%
        American Media Operations, Inc.,
          - Series B 10.250%, due 05/01/09.    1,000,000       1,005,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        PUBLISHING - CONTINUED
        Dex Media West - Series B
          9.875%, due 08/15/13............. $  3,418,000 $     3,913,610
        Houghton Mifflin Co.
          8.250%, due 02/01/11.............    7,000,000       7,297,500
        PRIMEDIA, Inc.
          8.875%, due 05/15/11.............    2,500,000       2,631,250
                                                         ---------------
                                                              14,847,360
                                                         ---------------
        REAL ESTATE - 0.2%
        Felcor Lodging LP (REIT)
          8.500%, due 06/01/11.............    2,260,000       2,480,350
                                                         ---------------
        RETAIL - MULTILINE - 0.9%
        JC Penney, Inc.
         6.875%, due 10/15/15..............    1,750,000       1,890,000
         7.950%, due 04/01/17 (b)..........      700,000         810,250
        Jean Coutu Group PJC, Inc.
          8.500%, due 08/01/14(b)..........    2,600,000       2,580,500
        Rite Aid Corp.
         8.125%, due 05/01/10..............    6,000,000       6,210,000
         6.875%, due 08/15/13(b)...........    2,200,000       1,914,000
                                                         ---------------
                                                              13,404,750
                                                         ---------------
        RETAIL - SPECIALTY - 0.3%
        Saks, Inc. 7.375%, due 02/15/19....    4,125,000       4,145,625
                                                         ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
        Freescale Semiconductor
          7.125%, due 07/15/14.............    1,750,000       1,890,000
                                                         ---------------
        SOFTWARE - 0.3%
        Sensus Metering Systems, Inc.
          8.625%, due 12/15/13.............    4,000,000       3,740,000
                                                         ---------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
        Cincinnati Bell, Inc.
          8.375%, due 01/15/14(b)..........    5,000,000       5,150,000
        Intelsat Bermuda, Ltd.
          8.250%, due 01/15/13 (144A)(a)...    6,000,000       6,225,000
        Level 3 Financing, Inc. 10.750%,
          due 10/15/11 (144A)(a)(b)........    3,000,000       2,542,500
        MCI, Inc.
         5.908%, due 05/01/07..............          514             522
         6.688%, due 05/01/09..............          514             536
         8.735%, due 05/01/14..............    4,281,583       4,811,429
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10(b)..........   10,000,000      10,000,000
        Qwest Communications International,
          Inc. 7.250%, due 02/15/11........    1,250,000       1,215,625
        Qwest Services Corp.
          13.500%, due 12/15/10............    3,000,000       3,480,000
        TeleCorp PCS, Inc.
          10.625%, due 07/15/10............    1,000,000       1,057,959
                                                         ---------------
                                                              34,483,571
                                                         ---------------

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
       Airgate PCS, Inc. 6.891%,
         due 10/15/11@..................... $  4,150,000 $     4,264,125
       Alamosa Delaware, Inc.
         11.000%, due 07/31/10(b)..........    1,500,000       1,689,375
       Centennial Communications Corp.
         10.125%, due 06/15/13.............    6,000,000       6,810,000
       Dobson Communications Corp.
         8.875%, due 10/01/13(b)...........    2,400,000       2,208,000
       Nextel Communications, Inc.
         7.375%, due 08/01/15..............    1,500,000       1,627,500
       Nextel Partners, Inc.
         8.125%, due 07/01/11..............    5,900,000       6,431,000
       Rogers Wireless Communications, Inc.
         9.625%, due 05/01/11(b)...........    1,000,000       1,178,750
       Rural Cellular Corp.
         9.750%, due 01/15/10(b)...........    2,500,000       2,337,500
       Triton PCS, Inc.
        9.375%, due 02/01/11 (144A)(a)(b)..    1,000,000         722,500
        8.750%, due 11/15/11(b)............    2,050,000       1,460,625
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15 (144A)(a)....    1,700,000       1,678,750
       Western Wireless Corp.
         9.250%, due 07/15/13..............    2,000,000       2,287,500
                                                         ---------------
                                                              32,695,625
                                                         ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Invista, Inc. 9.250%,
         due 05/01/12 (144A)(a)............    5,000,000       5,487,500
                                                         ---------------
       TRANSPORTATION - 0.8%
       CHC Helicopter Corp.
         7.375%, due 05/01/14..............    4,000,000       4,010,000
       Offshore Logistics, Inc.
         6.125%, due 06/15/13..............    6,000,000       5,820,000
       Trinity Industries, Inc.
         6.500%, due 03/15/14(b)...........    2,500,000       2,500,000
                                                         ---------------
                                                              12,330,000
                                                         ---------------
       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.6%
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/15/06..............   10,000,000      10,175,830
       Federal National Mortgage Assoc.
        6.000%, due 02/01/32...............      962,383         988,199
        6.000%, due 11/01/32...............    4,877,050       5,004,793
        5.500%, due 02/01/33...............    6,576,313       6,676,247
        6.000%, due 03/01/33...............    8,745,321       8,974,383
        6.000%, due 05/01/33...............    8,246,238       8,462,227
        5.500%, due 10/01/33...............    3,492,555       3,544,628
        6.000%, due 11/01/33...............    9,190,535       9,428,728
        6.000%, due 02/01/34...............    4,843,510       4,969,040
        6.000%, due 08/01/34...............   16,871,530      17,308,507

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
        6.000%, due 09/01/34............... $  4,922,231 $     5,049,643
        6.000%, due 11/01/34...............   15,000,000      15,388,274
                                                         ---------------
                                                              95,970,499
                                                         ---------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.8%
       U.S. Treasury Note
        4.375%, due 05/15/07...............   27,500,000      27,874,907
        5.000%, due 02/15/11(b)............   12,500,000      13,284,675
                                                         ---------------
                                                              41,159,582
                                                         ---------------
       Total Domestic Bonds & Debt Securities
       (Cost $1,034,278,394)                               1,048,215,232
                                                         ---------------

       CONVERTIBLE BONDS - 15.0%
       ADVERTISING - 0.4%
       Lamar Advertising Co.
         2.875%, due 12/31/10..............    5,500,000       5,665,000
                                                         ---------------
       AEROSPACE & DEFENSE - 1.1%
       Alliant Techsystems, Inc.
         2.750%, due 02/15/24..............    5,000,000       5,243,750
       Armor Holdings, Inc. 2.000%/ 0.000%,
         due 11/01/24+++...................    3,000,000       2,932,500
       Lockheed Martin Corp.
         3.018%, due 08/15/33@.............    7,000,000       7,485,870
                                                         ---------------
                                                              15,662,120
                                                         ---------------
       COMMERCIAL SERVICES & SUPPLIES - 0.3%
       Charles River Associates, Inc.
         2.875%, due 06/15/34..............    2,930,000       4,435,288
                                                         ---------------
       COMPUTER SOFTWARE & PROCESSING - 0.3%
       Mentor Graphics Corp.
         6.875%, due 06/15/07..............    5,000,000       4,975,000
                                                         ---------------
       CONSTRUCTION MATERIALS - 0.6%
       Fluor Corp. New
         1.500%, due 02/15/24..............    7,500,000       8,700,000
                                                         ---------------
       ELECTRICAL EQUIPMENT - 0.4%
       LSI Logic Corp.
         4.000%, due 05/15/10..............    6,000,000       5,940,000
                                                         ---------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
       EDO Corp. 5.250%, due 04/15/07......    1,500,000       1,552,500
       Flir Systems, Inc.
         3.000%, due 06/01/23..............    3,000,000       4,477,500
                                                         ---------------
                                                               6,030,000
                                                         ---------------
       FINANCIAL SERVICES - 0.8%
       American Express Co.
         1.850%, due 12/01/33..............    5,900,000       6,003,250
       Morgan Stanley Group, Inc.
        8.250%, due 05/15/06...............       30,400       2,008,224
        1.000%, due 03/30/12 (144A)(a).....    3,500,000       3,373,300
                                                         ---------------
                                                              11,384,774
                                                         ---------------

       ---------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       ---------------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
       Advanced Med Optics, Inc.
         2.500%, due 07/15/24............... $  5,500,000 $     5,548,125
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23...............    4,000,000       5,865,000
       Invitrogen Corp.
         1.500%, due 02/15/24...............    5,500,000       5,321,250
       Medtronic, Inc.
         1.250%, due 09/15/21...............    4,000,000       3,985,000
                                                          ---------------
                                                               20,719,375
                                                          ---------------
       HEALTH CARE PROVIDERS & SERVICES - 0.7%
       Alza Corp. 0.000%, due 07/28/20+.....    6,000,000       5,385,000
       Universal Health Services, Inc.
         0.426%, due 06/23/20...............    6,500,000       4,615,000
                                                          ---------------
                                                               10,000,000
                                                          ---------------
       HOTELS, RESTAURANTS & LEISURE - 1.0%
       Hilton Hotels Corp.
         3.375%, due 04/15/23 (b)...........    4,500,000       5,439,375
       Starwood Hotels
         3.500%, due 05/16/23...............    7,000,000       8,426,250
                                                          ---------------
                                                               13,865,625
                                                          ---------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       International Game Technology
         1.632%, due 01/29/33 +.............    7,500,000       4,903,125
                                                          ---------------
       MACHINERY - 0.4%
       AGCO Corp. 1.750%, due 12/31/33......    5,500,000       5,706,250
                                                          ---------------
       MEDIA - 1.5%
       Disney Walt Co. 2.125%, due
         04/15/23...........................    7,500,000       7,734,375
       Liberty Media Corp.
         3.250%, due 03/15/31...............    8,250,000       6,352,500
       Lions Gate Entertainment Corp.
         3.625%, due 03/15/25...............    2,500,000       2,528,125
       Sinclair Broadcast Group, Inc.
         6.000%, due 09/15/12...............    2,785,000       2,346,362
       Sinclair Broadcast Group, Inc.
         4.875% 2.000%, due 07/15/18+++.....    3,000,000       2,737,500
                                                          ---------------
                                                               21,698,862
                                                          ---------------
       METALS & MINING - 0.5%
       Placer Dome, Inc.
         2.750%, due 10/15/23 (Yankee)......    7,000,000       7,446,250
                                                          ---------------
       OIL & GAS - 0.6%
       Airgas, Inc. 6.250%, due 07/15/14(b).    4,000,000       4,070,000
       Quicksilver Resources, Inc.
         1.875%, due 11/01/24 (144A)(a).....    3,000,000       4,623,750
                                                          ---------------
                                                                8,693,750
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                             SHARES/PAR      VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - 2.3%
        Allergan, Inc.
          0.000%, due 11/06/22+............ $  3,000,000 $     2,943,750
        Celgene Corp. 1.750%, due 06/01/08.    2,500,000       4,409,375
        Decode Genetics, Inc.
          3.500%, due 04/15/11.............    2,500,000       2,293,750
        SFBC International Inc.
          2.250%, due 08/15/24.............    7,500,000       8,568,750
        Teva Pharmaceutical Finance B.V.
         0.375%, due 11/15/22..............    4,025,000       5,931,844
         0.500%, due 02/01/24..............    1,750,000       1,723,750
        Watson Pharmaceuticals, Inc.
          1.750%, due 03/15/23.............    7,500,000       6,993,750
                                                         ---------------
                                                              32,864,969
                                                         ---------------
        RETAIL - MULTILINE - 0.3%
        Costco Wholesale Corp.
          0.340%, due 08/19/17+............    5,000,000       5,118,750
                                                         ---------------
        RETAIL - SPECIALTY - 0.2%
        Saks, Inc. 2.000%, due 03/15/24....    3,000,000       3,352,500
                                                         ---------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
        Cypress Semiconductor Corp.
          1.250%, due 06/15/08.............    2,830,000       3,006,875
                                                         ---------------
        SOFTWARE - 1.1%
        DST Systems, Inc., - Series A
          4.125%, due 08/15/23.............    7,500,000       8,578,125
        EMC Corp. 4.500%, due 04/01/07.....    6,500,000       6,890,000
                                                         ---------------
                                                              15,468,125
                                                         ---------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Nextel Communications, Inc.
          5.250%, due 01/15/10.............    2,500,000       2,521,875
                                                         ---------------
        Total Convertible Bonds
        (Cost $214,675,971)                                  218,158,513
                                                         ---------------

        COMMON STOCKS - 0.3%
        AEROSPACE & DEFENSE - 0.1%
        Raytheon Co........................       39,150       1,531,548
                                                         ---------------
        INTERNET SOFTWARE & SERVICES - 0.0%
        McDATA Corp. - Class A*(b).........          440           1,760
                                                         ---------------
        PAPER & FOREST PRODUCTS - 0.0%
        PT Indah Kiat Pulp & Paper Corp.*..    1,867,500         256,627
                                                         ---------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Avaya, Inc.*(b)....................      215,301       1,791,305
                                                         ---------------
        Total Common Stocks
        (Cost $4,817,791)                                      3,581,240
                                                         ---------------

        PREFERRED STOCK - 4.2%
        AUTOMOBILES - 0.2%
        Ford Motor Co.(b)..................       60,000       2,419,800
                                                         ---------------

         --------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         --------------------------------------------------------------

         BANKS - 0.2%
         Marshall & Ilsley Corp.(b)............ 125,000 $     3,443,750
                                                        ---------------
         BEVERAGES, FOOD & TOBACCO - 0.2%
         Constellation Brands, Inc.(b).........  75,000       3,352,500
                                                        ---------------
         ELECTRICAL EQUIPMENT - 0.5%
         FPL Group, Inc. 8.00%(b).............. 100,000       6,461,000
                                                        ---------------
         FINANCIAL SERVICES - 0.3%
         Lehman Brothers Holdings, Inc.(b)..... 140,000       3,549,000
                                                        ---------------
         FOOD & DRUG RETAILING - 0.3%
         Albertsons, Inc. 7.250%............... 170,000       3,802,900
                                                        ---------------
         INSURANCE - 0.2%
         Chubb Corp.(b)........................  75,000       2,382,000
         XL Capital, Ltd.......................  45,000       1,077,750
                                                        ---------------
                                                              3,459,750
                                                        ---------------
         MEDIA - 0.4%
         Interpublic Group of Companies, Inc. -
           Series A 5.375%(b).................. 120,000       5,388,000
                                                        ---------------
         OIL & GAS - 1.0%
         Chesapeake Energy Corp.(b)............   6,000       8,784,750
         Williams Cos, Inc.(b).................  65,000       5,931,250
                                                        ---------------
                                                             14,716,000
                                                        ---------------
         PHARMACEUTICALS - 0.4%
         Schering Plough Corp.................. 120,000       6,117,600
                                                        ---------------
         U.S. GOVERNMENT AGENCY - 0.1%
         Federal National Mortgage Assoc.......      15       1,456,567
                                                        ---------------
         UTILITIES - 0.4%
         PNM Resources, Inc. *................. 120,000       6,424,800
                                                        ---------------
         Total Preferred Stock
         (Cost $57,661,819)                                  60,591,667
                                                        ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 24.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $7,392,543 on
           07/01/05 collateralized by
           $7,285,000 FHLMC 2.00% due
           03/05/19 with a value of
           $7,539,975..................... $  7,392,132 $    7,392,132
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $49,328,720 on
           07/01/05 collateralized by
           $50,000,000 FNMA 3.00% due
           07/16/13 with a value of
           $50,312,500....................   49,325,980     49,325,980
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $25,912,355 on
           07/01/05 collateralized by
           $26,300,000 FNMA 5.40% due
           06/15/15 with a value of
           $26,431,500....................   25,910,915     25,910,915
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           06/30/05 at 2.00% to be
           repurchased at $24,828,352 on
           07/01/05 collateralized by
           $25,135,000 FHLMC 4.50% due
           11/15/11 with a value of
           $25,323,513....................   24,826,973     24,826,973
         State Street Navigator Securities
           Lending Prime Portfolio(e).....  246,101,521    246,101,521
                                                        --------------
         Total Short-Term Investments
         (Cost $353,557,521)                               353,557,521
                                                        --------------

         TOTAL INVESTMENTS - 116.0%
         (Cost $1,664,991,496)                           1,684,104,173

         Other Assets and Liabilities (net) - (16.0%)     (231,784,233)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,452,319,940
                                                        ==============

PORTFOLIO FOOTNOTES:

*  Non-income producing security.

+  Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

+++ Security is a "step down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.

@ Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.36% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2005, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        10.71%
                  AA                                       0.30
                  A                                        3.18
                  BBB                                      8.31
                  BB                                      17.29
                  B                                       41.67
                  Below B                                  9.47
                  Equities/Other                           9.07
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 95.8%
       AEROSPACE & DEFENSE - 2.2%
       General Dynamics Corp.(a)...............   214,790 $    23,528,096
       Honeywell International, Inc............   612,897      22,450,417
       Raytheon Co.(a).........................   438,230      17,143,558
                                                          ---------------
                                                               63,122,071
                                                          ---------------
       AIR FREIGHT & LOGISTICS - 1.0%
       United Parcel Service, Inc. - Class B(a)   414,170      28,643,997
                                                          ---------------
       BANKS - 2.1%
       Bank of New York Co., Inc.(a)........... 1,172,117      33,733,527
       Marshall & Ilsley Corp.(a)..............   239,420      10,642,219
       Wachovia Corp.(a).......................   329,304      16,333,479
                                                          ---------------
                                                               60,709,225
                                                          ---------------
       BEVERAGES - 2.3%
       Diageo Plc (ADR)(a).....................   257,973      15,297,799
       PepsiCo, Inc.(a)........................   961,976      51,879,366
                                                          ---------------
                                                               67,177,165
                                                          ---------------
       CHEMICALS - 4.2%
       E.I. du Pont de Nemours & Co............ 1,233,432      53,049,910
       Monsanto Co.(a).........................   340,215      21,389,317
       Potash Corp. of Saskatchewan, Inc.(a)...   143,786      13,743,066
       Praxair, Inc.(a)........................   694,650      32,370,690
                                                          ---------------
                                                              120,552,983
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.1%
       Automatic Data Processing, Inc.(a)......   678,634      28,482,269
       Waste Management, Inc................... 1,176,727      33,348,443
                                                          ---------------
                                                               61,830,712
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 3.3%
       Motorola, Inc........................... 2,834,825      51,763,905
       SBC Communications, Inc.(a)............. 1,769,707      42,030,541
                                                          ---------------
                                                               93,794,446
                                                          ---------------
       COMPUTER SOFTWARE & PROCESSING - 0.2%
       Electronic Data Systems Corp.(a)........   311,200       5,990,600
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.1%
       EMC Corp.*.............................. 2,038,178      27,943,420
       Hewlett-Packard Co...................... 1,368,100      32,164,031
                                                          ---------------
                                                               60,107,451
                                                          ---------------
       CONSTRUCTION & ENGINEERING - 0.4%
       Fluor Corp New(a).......................   182,100      10,487,139
                                                          ---------------
       ELECTRIC SERVICES - 0.8%
       Ameren Corp.(a).........................    53,800       2,975,140
       Progress Energy, Inc.(a)................   364,647      16,496,630
       Southern Co. (The)(a)...................   129,085       4,475,377
                                                          ---------------
                                                               23,947,147
                                                          ---------------
       ELECTRICAL EQUIPMENT - 1.0%
       Emerson Electric Co.....................   478,756      29,984,488
                                                          ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Xerox Corp.*(a)........................ 1,814,605 $    25,023,403
                                                         ---------------
       ENERGY EQUIPMENT & SERVICES - 3.4%
       Baker Hughes, Inc.(a)..................   789,202      40,375,575
       Schlumberger, Ltd.(a)..................   777,963      59,078,510
                                                         ---------------
                                                              99,454,085
                                                         ---------------
       FINANCIAL SERVICES - 6.4%
       Bank of America Corp...................   849,086      38,726,813
       Citigroup, Inc.........................   930,149      43,000,788
       Goldman Sachs Group, Inc...............   200,400      20,444,808
       J.P. Morgan Chase & Co................. 1,554,770      54,914,476
       Mellon Financial Corp..................   352,978      10,126,939
       Merrill Lynch & Co., Inc...............   214,839      11,818,293
       Mitsubishi Tokyo Financial Group,
         Inc.(ADR)(a).........................   685,200       5,810,496
                                                         ---------------
                                                             184,842,613
                                                         ---------------
       FOOD PRODUCTS - 3.5%
       Campbell Soup Co.(a)...................   504,890      15,535,465
       H.J. Heinz Co..........................   554,850      19,652,787
       Kraft Foods, Inc. - Class A(a)......... 2,103,299      66,905,941
                                                         ---------------
                                                             102,094,193
                                                         ---------------
       FOOD RETAILERS - 1.7%
       Kroger Co. (The)*(a)................... 2,560,601      48,728,237
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Guidant Corp...........................    90,345       6,080,218
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 4.0%
       Baxter International, Inc.............. 1,407,135      52,204,708
       Cardinal Health, Inc.(a)...............   743,008      42,782,401
       CIGNA Corp.............................   184,740      19,772,722
                                                         ---------------
                                                             114,759,831
                                                         ---------------
       HOUSEHOLD DURABLES - 0.6%
       Newell Rubbermaid, Inc.(a).............   735,400      17,531,936
                                                         ---------------
       HOUSEHOLD PRODUCTS - 2.7%
       Clorox Co. (The).......................   356,511      19,864,793
       Kimberly-Clark Corp....................   499,559      31,267,398
       Procter & Gamble Co. (The).............   501,395      26,448,586
                                                         ---------------
                                                              77,580,777
                                                         ---------------
       INDUSTRIAL CONGLOMERATES - 3.6%
       General Electric Co.................... 2,468,215      85,523,650
       Tyco International, Ltd................   674,761      19,703,021
                                                         ---------------
                                                             105,226,671
                                                         ---------------
       INSURANCE - 2.7%
       AFLAC, Inc.(a).........................   123,658       5,351,918
       American International Group, Inc......   627,551      36,460,713
       Chubb Corp. (The)(a)...................    73,800       6,318,018
       Hartford Financial Services Group, Inc.   380,275      28,436,965
                                                         ---------------
                                                              76,567,614
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

            --------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                     SHARES      (NOTE 2)
            --------------------------------------------------------

            INTERNET SOFTWARE & SERVICES - 0.1%
            BEA Systems, Inc.*............   189,625 $     1,664,908
                                                     ---------------
            MACHINERY - 5.9%
            Caterpillar, Inc..............   276,009      26,306,418
            Deere & Co.(a)................   943,456      61,786,934
            Eaton Corp.(a)................   302,896      18,143,470
            Illinois Tool Works, Inc.(a)..   110,680       8,818,982
            Pall Corp.(a).................   398,842      12,108,843
            Parker-Hannifin Corp.(a)......   699,001      43,345,052
                                                     ---------------
                                                         170,509,699
                                                     ---------------
            MEDIA - 4.3%
            Comcast Corp. - Class A* (a).. 1,389,151      41,605,072
            Tribune Co.(a)................   726,925      25,573,222
            Viacom, Inc. - Class B........   436,605      13,980,092
            Walt Disney Co................ 1,712,870      43,130,067
                                                     ---------------
                                                         124,288,453
                                                     ---------------
            METALS & MINING - 3.6%
            Alcoa, Inc.(a)................   741,560      19,376,963
            Barrick Gold Corp.(a)......... 1,169,755      29,278,967
            Newmont Mining Corp.(a)....... 1,418,491      55,363,704
                                                     ---------------
                                                         104,019,634
                                                     ---------------
            OIL & GAS - 6.7%
            El Paso Corp.(a).............. 1,187,100      13,675,392
            Exxon Mobil Corp.............. 3,116,900     179,128,243
                                                     ---------------
                                                         192,803,635
                                                     ---------------
            PAPER & FOREST PRODUCTS - 1.8%
            International Paper Co........ 1,732,118      52,327,285
                                                     ---------------
            PERSONAL PRODUCTS - 1.4%
            Gillette Co...................   823,660      41,701,906
                                                     ---------------
            PHARMACEUTICALS - 12.5%
            Bristol-Myers Squibb Co.(a)...   766,082      19,136,728
            GlaxoSmithKline Plc (ADR)(a)..   883,394      42,853,443
            Johnson & Johnson.............   308,849      20,075,185
            MedImmune, Inc.*..............   703,244      18,790,680
            Merck & Co., Inc..............   705,060      21,715,848
            Novartis AG (ADR)(a).......... 1,322,259      62,727,967
            Pfizer, Inc................... 2,825,107      77,916,451
            Schering-Plough Corp.(a)...... 1,493,698      28,469,884
            Wyeth......................... 1,555,510      69,220,195
                                                     ---------------
                                                         360,906,381
                                                     ---------------
            RETAIL - MULTILINE - 1.8%
            CVS Corp.(a).................. 1,010,640      29,379,305
            Wal-Mart Stores, Inc..........   483,000      23,280,600
                                                     ---------------
                                                          52,659,905
                                                     ---------------
            ROAD & RAIL - 1.5%
            Canadian National Railway Co..   278,499      16,055,468
            Union Pacific Corp.(a)........   436,159      28,263,103
                                                     ---------------
                                                          44,318,571
                                                     ---------------

     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SOFTWARE - 1.4%
     Microsoft Corp...........................   1,581,200 $    39,277,008
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
     BellSouth Corp...........................     508,952      13,522,855
     Sprint Corp.(a)..........................     787,083      19,747,912
     Verizon Communications, Inc.(a)..........   1,379,164      47,650,116
                                                           ---------------
                                                                80,920,883
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     NIKE, Inc. - Class B.....................     133,435      11,555,471
                                                           ---------------
     UTILITIES - 0.2%
     PG&E Corp................................     139,575       5,239,646
                                                           ---------------
     Total Common Stocks
     (Cost $ 2,518,216,656)                                  2,766,430,387
                                                           ---------------

     SHORT-TERM INVESTMENTS - 17.8%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $50,000,000 FNMA
       5.700% due 03/27/23 with a value of
       $50,625,000............................  50,000,000      50,000,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $50,000,000 FNMA
       5.500% due 07/14/28 with a value of
       $50,437,500............................  50,000,000      50,000,000
     State Street Bank & Trust Co.,
       Repurchase Agreement, date
       06/30/05 at 2.00% to be repurchased
       at $134,847,491 on 07/01/05
       collateralized by $35,245,000 FHLMC
       2.000% due 03/05/19 with a value of
       $36,478,575............................  34,840,000      34,840,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)..................... 378,383,282     378,383,282
                                                           ---------------
     Total Short-Term Investments
     (Cost $ 513,223,282)                                      513,223,282
                                                           ---------------

     TOTAL INVESTMENTS - 113.6%
     (Cost $ 3,031,439,938)                                  3,279,653,669

     Other Assets and Liabilities (net) - (13.6%)             (392,490,024)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 2,887,163,645
                                                           ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.2%
         AEROSPACE & DEFENSE - 0.7%
         Rockwell Collins, Inc....................  9,500 $     452,960
                                                          -------------
         AUTO COMPONENTS - 1.4%
         Advance Auto Parts, Inc.*................ 12,800       826,240
                                                          -------------
         BANKS - 1.6%
         North Fork Bancorporation, Inc........... 27,000       758,430
         SVB Financial Group*(a)..................  3,800       182,020
                                                          -------------
                                                                940,450
                                                          -------------
         BIOTECHNOLOGY - 2.1%
         Invitrogen Corp.*........................ 15,300     1,274,337
                                                          -------------
         BUILDING PRODUCTS - 2.1%
         Danaher Corp............................. 11,600       607,144
         MSC Industrial Direct Co., Inc. - Class A 19,700       664,875
                                                          -------------
                                                              1,272,019
                                                          -------------
         CHEMICALS - 4.4%
         Ecolab, Inc.............................. 15,800       511,288
         Monsanto Co.............................. 12,700       798,449
         Potash Corporation of Saskatchewan, Inc..  6,300       602,154
         Rohm & Haas Co........................... 16,200       750,708
                                                          -------------
                                                              2,662,599
                                                          -------------
         COAL - 1.0%
         Headwaters, Inc.*(a)..................... 16,800       577,584
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 5.2%
         Career Education Corp.*..................  4,900       179,389
         Cerner Corp.*(a).........................  5,100       346,647
         Corinthian Colleges, Inc.*(a)............ 30,300       386,931
         Education Management Corp.*.............. 18,300       617,259
         Iron Mountain, Inc.*..................... 19,275       597,911
         Robert Half International, Inc........... 14,500       362,065
         United Rentals, Inc.*(a)................. 31,000       626,510
                                                          -------------
                                                              3,116,712
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Avaya, Inc.*............................. 58,200       484,224
         Comverse Technology, Inc.*............... 15,100       357,115
         Lucent Technologies, Inc.*(a)............ 55,300       160,923
                                                          -------------
                                                              1,002,262
                                                          -------------
         COMMUNICATIONS SERVICES - 2.4%
         Alliance Data Systems Corp.*............. 22,500       912,600
         EchoStar Communications Corp. - Class A*. 17,600       530,640
                                                          -------------
                                                              1,443,240
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.3%
         Dycom Industries, Inc.*.................. 21,600       427,896
         Jacobs Engineering Group, Inc.*.......... 17,300       973,298
                                                          -------------
                                                              1,401,194
                                                          -------------
         ELECTRICAL EQUIPMENT - 0.5%
         Symbol Technologies, Inc................. 28,100       277,347
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.1%
          Broadcom Corp. - Class A*.............. 14,700 $     521,997
          Fisher Scientific International, Inc.*. 14,800       960,520
          Microchip Technology, Inc.............. 18,200       539,084
          Xilinx, Inc............................ 16,800       428,400
                                                         -------------
                                                             2,450,001
                                                         -------------
          FINANCIAL SERVICES - 6.5%
          Affiliated Managers Group, Inc.*(a)....  7,549       515,823
          Capitalsource, Inc.*(a)................ 22,500       441,675
          CIT Group, Inc......................... 21,200       910,964
          Investors Financial Services Corp...... 11,400       431,148
          Lazard Ltd - Class A*(a)............... 16,700       388,275
          Legg Mason, Inc........................  7,100       739,181
          Providian Financial Corp.*............. 29,400       518,322
                                                         -------------
                                                             3,945,388
                                                         -------------
          FOOD & DRUG RETAILING - 0.7%
          Safeway, Inc........................... 18,300       413,397
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
          Bard (C.R.), Inc.......................  6,100       405,711
          Boston Scientific Corp.*............... 12,900       348,300
                                                         -------------
                                                               754,011
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 6.8%
          Caremark Rx, Inc.*..................... 10,900       485,268
          Community Health Systems, Inc.*........ 29,100     1,099,689
          DaVita, Inc.*.......................... 12,600       573,048
          Lincare Holdings, Inc.*................ 15,500       633,020
          Omnicare, Inc.......................... 13,100       555,833
          PacifiCare Health Systems, Inc.*....... 10,600       757,370
                                                         -------------
                                                             4,104,228
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 5.2%
          Cheesecake Factory, Inc. (The)*........ 14,200       493,166
          Hilton Hotels Corp..................... 32,500       775,125
          Panera Bread Co. - Class A*(a).........  5,500       341,468
          Penn National Gaming, Inc.*............ 21,800       795,700
          Royal Caribbean Cruises, Ltd.(a)....... 14,800       715,728
                                                         -------------
                                                             3,121,187
                                                         -------------
          HOUSEHOLD PRODUCTS - 1.3%
          Nu Skin Enterprises, Inc. - Class A(a). 12,500       291,250
          Prestige Brands Holdings, Inc.*........ 26,600       518,700
                                                         -------------
                                                               809,950
                                                         -------------
          INDUSTRIAL CONGLOMERATES - 1.4%
          ITT Industries, Inc....................  8,400       820,092
                                                         -------------
          INDUSTRIAL - DIVERSIFIED - 0.2%
          UNOVA, Inc.*(a)........................  5,100       135,813
                                                         -------------
          INSURANCE - 0.2%
          Universal American Financial Corp.*....  4,900       110,838
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - 6.3%
         Ask Jeeves, Inc.*(a).....................  6,800 $     205,292
         CNET Networks, Inc.*(a).................. 19,900       233,626
         IAC / Interactive Corp.*(a).............. 33,603       808,152
         Juniper Networks, Inc.*.................. 22,400       564,032
         Monster Worldwide, Inc.*................. 26,200       751,416
         Salesforce.com, Inc.*(a)................. 14,400       294,912
         TIBCO Software, Inc.*.................... 56,300       368,202
         VeriSign, Inc.*.......................... 19,000       546,440
                                                          -------------
                                                              3,772,072
                                                          -------------
         IT CONSULTING & SERVICES - 3.2%
         CACI International, Inc. - Class A*...... 19,100     1,206,356
         Computer Sciences Corp.*................. 16,000       699,200
                                                          -------------
                                                              1,905,556
                                                          -------------
         MACHINERY - 2.3%
         Ingersoll-Rand Co. - Class A............. 12,400       884,740
         Timken Co. (The)......................... 21,600       498,960
                                                          -------------
                                                              1,383,700
                                                          -------------
         MEDIA - 3.3%
         Cablevision Systems Corp. - NY
           Group - Class A*....................... 20,700       666,540
         Univision Communications, Inc. - Class A* 25,700       708,035
         Westwood One, Inc........................ 31,300       639,459
                                                          -------------
                                                              2,014,034
                                                          -------------
         OIL & GAS - 6.5%
         Cooper Cameron Corp.*.................... 10,100       626,705
         Halliburton Co........................... 24,000     1,147,680
         Noble Corp............................... 10,500       645,855
         Weatherford International, Ltd.*......... 16,800       974,064
         XTO Energy, Inc.......................... 15,353       521,848
                                                          -------------
                                                              3,916,152
                                                          -------------
         PHARMACEUTICALS - 8.0%
         Barr Pharmaceuticals, Inc.*..............  6,700       326,558
         Celgene Corp.*(a)........................  7,600       309,852
         Cephalon, Inc.*(a).......................  6,600       262,746
         Covance, Inc.*........................... 13,100       587,797
         Endo Pharmaceuticals Holdings, Inc.*(a).. 29,600       777,888
         Eyetech Pharmaceuticals, Inc.*(a)........  1,700        21,488
         Genzyme Corp.*........................... 12,900       775,161
         IVAX Corp.*.............................. 13,750       295,625
         Medicines Co.*...........................  9,500       222,205
         OSI Pharmaceuticals, Inc.*...............  7,300       298,351
         QLT, Inc.*............................... 25,300       263,626
         Sepracor, Inc.*..........................  7,000       420,070
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)...............................  9,100       283,374
                                                          -------------
                                                              4,844,741
                                                          -------------

          -------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          -------------------------------------------------------------

          RETAIL - MULTILINE - 0.5%
          Dollar Tree Stores, Inc.*............... 13,000 $     312,000
                                                          -------------
          RETAIL - SPECIALTY - 3.0%
          American Eagle Outfitters, Inc.......... 10,800       331,020
          Dollar General Corp.(a)................. 37,200       757,392
          PETCO Animal Supplies, Inc.*............ 24,200       709,544
                                                          -------------
                                                              1,797,956
                                                          -------------
          ROAD & RAIL - 0.6%
          Heartland Express, Inc.................. 17,300       336,139
                                                          -------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.8%
          Integrated Device Technology, Inc.*..... 14,200       152,650
          Linear Technology Corp..................  9,500       348,555
                                                          -------------
                                                                501,205
                                                          -------------
          SOFTWARE - 5.2%
          Amdocs, Ltd.*........................... 28,300       747,969
          Cognos, Inc.*........................... 10,600       361,884
          Hyperion Solutions Corp.*...............  8,700       350,088
          Informatica Corp.*...................... 42,800       359,092
          McAfee, Inc.*........................... 16,500       431,970
          Take-Two Interactive Software, Inc.*(a). 20,100       511,545
          VERITAS Software Corp.*................. 15,600       380,640
                                                          -------------
                                                              3,143,188
                                                          -------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          NeuStar, Inc. - Class A*................  3,900        99,840
                                                          -------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.5%
          Nextel Partners, Inc. - Class A*(a)..... 35,400       891,018
                                                          -------------
          TRANSPORTATION - 1.1%
          UTI Worldwide, Inc.(a)..................  9,200       640,504
                                                          -------------
          TRUCKING & FREIGHT FORWARDING - 0.7%
          Landstar System, Inc.*.................. 14,800       445,776
                                                          -------------
          Total Common Stocks
          (Cost $ 50,837,363)                                57,915,730
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 22.0%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/05 at 1.25% to
         be repurchased at $3,680,128 on
         07/01/05 collateralized by $3,630,000
         FHLMC 2.000% due 03/05/19 with a
         value of $3,757,050.................... $3,680,000 $  3,680,000
       State Street Navigator Securities Lending
         Prime Portfolio(b).....................  9,571,084    9,571,084
                                                            ------------
       Total Short-Term Investments
       (Cost $ 13,251,084)                                    13,251,084
                                                            ------------

       TOTAL INVESTMENTS - 118.2%
       (Cost $ 64,088,447)                                    71,166,814

       Other Assets and Liabilities (net) - (18.2%)          (10,952,392)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $ 60,214,422
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 97.5%
         AUTO COMPONENTS - 1.8%
         Dana Corp.(a).......................... 371,800 $   5,580,718
                                                         -------------
         CHEMICALS - 9.3%
         Crompton Corp.*(a)..................... 337,800     4,779,870
         Eastman Chemical Co.................... 146,200     8,062,930
         Monsanto Co............................  93,000     5,846,910
         Mosaic Co. (The)*(a)................... 357,500     5,562,700
         Potash Corp. of Saskatchewan, Inc......  59,200     5,658,336
                                                         -------------
                                                            29,910,746
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 2.1%
         R. R. Donnelley & Sons Co.............. 191,824     6,619,846
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 0.9%
         Avaya, Inc.*........................... 356,000     2,961,920
                                                         -------------
         CONTAINERS & PACKAGING - 3.6%
         Ball Corp.............................. 144,800     5,207,008
         Pactiv Corp.*.......................... 293,100     6,325,098
                                                         -------------
                                                            11,532,106
                                                         -------------
         ELECTRIC UTILITIES - 5.5%
         Ameren Corp.(a)........................ 117,500     6,497,750
         CMS Energy Corp.*(a)................... 349,200     5,258,952
         Northeast Utilities.................... 217,300     4,532,878
         Puget Energy, Inc......................  62,300     1,456,574
                                                         -------------
                                                            17,746,154
                                                         -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
         Pride International, Inc.*............. 198,800     5,109,160
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 2.1%
         Halliburton Co......................... 143,400     6,857,388
                                                         -------------
         FOOD & DRUG RETAILING - 1.5%
         Albertson's, Inc.(a)...................  69,600     1,439,328
         Safeway, Inc.(a).......................  99,500     2,247,705
         SUPERVALU INC..........................  32,700     1,066,347
                                                         -------------
                                                             4,753,380
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Archer-Daniels-Midland Co.............. 250,340     5,352,269
         Dean Foods Co.*........................  94,300     3,323,132
         TreeHouse Foods, Inc.*.................  18,860       537,699
                                                         -------------
                                                             9,213,100
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
         Bausch & Lomb, Inc.....................  76,700     6,366,100
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.1%
         Aetna, Inc.............................  79,500     6,584,190
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.7%
         Brinker International, Inc.*...........  95,700     3,832,785
         Yum! Brands, Inc.......................  30,100     1,567,608
                                                         -------------
                                                             5,400,393
                                                         -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD DURABLES - 5.6%
          American Greetings Corp. - Class A... 137,300 $   3,638,450
          Leggett & Platt, Inc................. 140,100     3,723,858
          Newell Rubbermaid, Inc.(a)........... 147,600     3,518,784
          Snap-On, Inc.(a)..................... 153,500     5,265,050
          Tupperware Corp.(a)..................  73,000     1,706,010
                                                        -------------
                                                           17,852,152
                                                        -------------
          INDUSTRIAL CONGLOMERATES - 1.6%
          Hubbell, Inc. - Class B.............. 119,100     5,252,310
                                                        -------------
          INSURANCE - 10.1%
          ACE, Ltd.............................  22,700     1,018,095
          Conseco, Inc.*....................... 196,800     4,294,176
          Everest Reinsurance Group, Ltd.......  62,200     5,784,600
          Lincoln National Corp................  32,200     1,510,824
          PartnerRe, Ltd.......................  82,700     5,327,534
          PMI Group, Inc. (The)(a)............. 102,300     3,987,654
          SAFECO Corp.......................... 107,500     5,841,550
          XL Capital, Ltd. - Class A...........  62,800     4,673,576
                                                        -------------
                                                           32,438,009
                                                        -------------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Sabre Holdings Corp.(a).............. 193,700     3,864,315
                                                        -------------
          IT CONSULTING & SERVICES - 0.9%
          Computer Sciences Corp.*.............  67,600     2,954,120
                                                        -------------
          MACHINERY - 3.4%
          CNH Global N.V.(a)................... 107,200     2,025,008
          Cummins, Inc.(a).....................  55,700     4,155,777
          Timken Co............................ 205,000     4,735,500
                                                        -------------
                                                           10,916,285
                                                        -------------
          MEDIA - 4.0%
          Interpublic Group of Co., Inc. (The)* 446,300     5,435,934
          R.H. Donnelley Corp.*(a).............  57,500     3,563,850
          Westwood One, Inc.................... 185,000     3,779,550
                                                        -------------
                                                           12,779,334
                                                        -------------
          OIL & GAS - 6.8%
          EOG Resources, Inc................... 129,100     7,332,880
          GlobalSantaFe Corp................... 169,100     6,899,280
          NiSource, Inc........................ 218,300     5,398,559
          Southwest Gas Corp.(a)...............  86,400     2,204,064
                                                        -------------
                                                           21,834,783
                                                        -------------
          PAPER & FOREST PRODUCTS - 4.6%
          Bowater, Inc......................... 112,900     3,654,573
          Georgia-Pacific Corp................. 200,515     6,376,377
          MeadWestvaco Corp.................... 167,000     4,682,680
                                                        -------------
                                                           14,713,630
                                                        -------------
          PHARMACEUTICALS - 3.0%
          King Pharmaceuticals, Inc.*.......... 509,000     5,303,780
          Mylan Laboratories, Inc.(a).......... 229,975     4,424,719
                                                        -------------
                                                            9,728,499
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       REAL ESTATE - 3.1%
       Health Care Property Investors, Inc. (REIT)  39,500 $   1,068,080
       Healthcare Realty Trust, Inc. (REIT)(a)....  85,955     3,318,723
       Host Marriott Corp. (REIT)................. 319,000     5,582,500
                                                           -------------
                                                               9,969,303
                                                           -------------
       RETAIL - MULTILINE - 4.0%
       Federated Department Stores, Inc...........  33,700     2,469,536
       Foot Locker, Inc........................... 224,900     6,121,778
       May Department Stores Co................... 105,600     4,240,896
                                                           -------------
                                                              12,832,210
                                                           -------------
       RETAIL - SPECIALTY - 0.9%
       OfficeMax, Inc.(a).........................  97,000     2,887,690
                                                           -------------
       SOFTWARE - 4.3%
       Cadence Design Systems, Inc.*.............. 346,200     4,729,092
       McAfee, Inc.*.............................. 209,800     5,492,564
       Sybase, Inc.*(a)........................... 192,400     3,530,540
                                                           -------------
                                                              13,752,196
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
       ADC Telecommunications, Inc.*..............  25,600       557,312
       CenturyTelephone, Inc......................  99,600     3,449,148
       PanAmSat Holding Corp.(a)..................  63,700     1,306,487
       Tellabs, Inc.*............................. 179,900     1,565,130
                                                           -------------
                                                               6,878,077
                                                           -------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       Tommy Hilfiger Corp.*...................... 253,800     3,492,288
                                                           -------------
       TRADING COMPANIES & DISTRIBUTORS - 3.6%
       Genuine Parts Co........................... 161,300     6,627,817
       Grainger (W.W.), Inc.......................  89,700     4,914,663
                                                           -------------
                                                              11,542,480
                                                           -------------
       Total Common Stocks
       (Cost $ 243,030,597)                                  312,322,882
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 18.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.00% to
       be repurchased at $8,724,485 on
       07/01/05 collateralized by $7,950,000
       FNMA 6.625% due 09/15/09 with a value
       of $8,904,000.......................... $  8,724,000 $   8,724,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................   50,076,477    50,076,477
                                                            -------------
     Total Short-Term Investments
     (Cost $ 58,800,477)                                       58,800,477
                                                            -------------

     TOTAL INVESTMENTS - 115.8%
     (Cost $ 301,831,074)                                     371,123,359

     Other Assets and Liabilities (net) - (15.8%)             (50,627,549)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 320,495,810
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                  SHARES       VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      Davis Venture Value Portfolio (Class A)*... 2,208,237 $  63,023,083
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)................................ 1,291,430    16,375,338
      Harris Oakmark Focused Value Portfolio
        (Class A)*...............................   105,699    27,146,690
      Harris Oakmark International Portfolio
        (Class A)................................ 3,532,720    51,719,027
      Janus Aggressive Growth Portfolio
        (Class A)................................ 8,428,637    64,900,503
      Jennison Growth Portfolio (Class A)*....... 3,491,715    38,059,697
      Lord Abbett Growth and Income Portfolio
        (Class A)................................ 2,320,290    61,812,523
      Met/AIM Small Cap Growth Portfolio
        (Class A)................................ 1,679,331    21,982,446
      MFS Research International Portfolio
        (Class A)................................ 3,159,355    36,143,022
      RCM Global Technology Portfolio (Class A).. 4,968,245    21,909,962
      Third Avenue Small Cap Value Portfolio
        (Class A)................................ 2,924,717    44,514,195
      Turner Mid-Cap Growth Portfolio (Class A).. 1,454,381    16,492,686
      Van Kampen Comstock Portfolio (Class A).... 6,624,947    66,646,967
                                                            -------------
      Total Investment Company Securities
      (Cost $518,099,587)                                     530,726,139
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $518,099,587)                                     530,726,139

      Other Assets and Liabilities (net) - (0.0%)                (164,104)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 530,562,035
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY
    DESCRIPTION                                   SHARES        VALUE
    -----------------------------------------------------------------------

    INVESTMENT COMPANY SECURITIES - 100%
    Davis Venture Value Portfolio
      (Class A)*...............................  7,763,825 $   221,579,577
    Goldman Sachs Mid-Cap Value Portfolio
      (Class A)................................  6,806,066      86,300,911
    Harris Oakmark Focused Value Portfolio
      (Class A)*...............................    445,680     114,463,891
    Harris Oakmark International Portfolio
      (Class A)................................ 11,178,777     163,657,291
    Janus Aggressive Growth Portfolio
      (Class A)................................ 11,101,100      85,478,473
    Jennison Growth Portfolio (Class A)*.......  7,881,221      85,905,313
    Lord Abbett Bond Debenture Portfolio
      (Class A)................................ 19,789,945     249,353,304
    Lord Abbett Growth and Income Portfolio
      (Class A)................................  8,157,178     217,360,500
    Met/AIM Mid-Cap Equity Portfolio
      (Class A)................................  1,937,262      27,974,070
    Met/AIM Small Cap Growth Portfolio
      (Class A)................................  4,423,365      57,901,844
    MFS Research International Portfolio
      (Class A)................................ 11,903,699     136,178,312
    Neuberger Berman Real Estate Portfolio
      (Class A)................................  4,393,879      58,482,530
    Oppenheimer Capital Appreciation
      Portfolio (Class A)...................... 30,230,504     246,983,219
    Pimco Inflation Protected Bond Portfolio
      (Class A)................................ 17,371,172     188,477,221
    Pimco Total Return Portfolio (Class A)..... 18,683,779     218,600,215
    Salomon Brothers US Government Portfolio
      (Class A)*............................... 11,111,929     135,676,652
    Third Avenue Small Cap Value Portfolio
      (Class A)................................  7,704,293     117,259,338
    T. Rowe Price Mid-Cap Growth Portfolio
      (Class A)................................  7,457,721      57,349,873
    Turner Mid-Cap Growth Portfolio
      (Class A)................................  5,108,267      57,927,745
    Van Kampen Comstock Portfolio
      (Class A)................................ 24,195,053     243,402,238
                                                           ---------------
    Total Investment Company Securities
    (Cost $2,720,803,871)                                    2,770,312,517
                                                           ---------------

    TOTAL INVESTMENTS - 100.0%
    (Cost $2,720,803,871)                                    2,770,312,517

    Other Assets and Liabilities (net) - (0.0%)                   (657,617)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 2,769,654,900
                                                           ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                  SHARES       VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      Davis Venture Value Portfolio (Class A)*...   309,736 $   8,839,853
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)................................   965,255    12,239,431
      Harris Oakmark International Portfolio
        (Class A)................................   396,332     5,802,304
      Jennison Growth Portfolio (Class A)*.......   558,550     6,088,200
      Lord Abbett Bond Debenture Portfolio
        (Class A)................................ 2,339,154    29,473,338
      Lord Abbett Growth and Income Portfolio
        (Class A)................................   651,027    17,343,361
      Met/AIM Mid-Cap Equity Portfolio
        (Class A)................................   412,207     5,952,262
      MFS Research International Portfolio
        (Class A)................................ 1,012,865    11,587,173
      Neuberger Berman Real Estate Portfolio
        (Class A)................................   233,750     3,111,207
      Oppenheimer Capital Appreciation Portfolio
        (Class A)................................ 2,500,676    20,430,519
      PIMCO Inflation Protected Bond Portfolio
        (Class A)................................ 4,225,178    45,843,181
      PIMCO Total Return Portfolio (Class A)..... 4,969,660    58,145,019
      Salomon Brothers U.S. Government Portfolio
        (Class A)*............................... 3,546,863    43,307,197
      Third Avenue Small Cap Value Portfolio
        (Class A)................................   409,715     6,235,862
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)................................   793,262     6,100,185
      Van Kampen Comstock Portfolio (Class A).... 1,144,164    11,510,293
                                                            -------------
      Total Investment Company Securities
      (Cost $287,430,436)                                     292,009,385
                                                            -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $287,430,436)                                     292,009,385

      Other Assets and Liabilities (net) - (0.0%)                 (94,889)
                                                            -------------

      TOTAL NET ASSETS -100.0%                              $ 291,914,496
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY
    DESCRIPTION                                   SHARES        VALUE
    -----------------------------------------------------------------------

    INVESTMENT COMPANY SECURITIES - 100%
    Davis Venture Value Portfolio
      (Class A)*...............................  9,260,466 $   264,293,695
    Goldman Sachs Mid-Cap Value Portfolio
      (Class A)................................  5,905,239      74,878,430
    Harris Oakmark Focused Value Portfolio
      (Class A)*...............................    386,660      99,305,769
    Harris Oakmark International Portfolio
      (Class A)................................ 12,930,123     189,296,998
    Janus Aggressive Growth Portfolio
      (Class A)................................ 25,689,370     197,808,150
    Jennison Growth Portfolio (Class A)*....... 11,400,708     124,267,721
    Lord Abbett Bond Debenture Portfolio
      (Class A)................................  7,630,552      96,144,953
    Lord Abbett Growth and Income Portfolio
      (Class A)................................ 10,616,273     282,817,510
    Met/AIM Small Cap Growth Portfolio
      (Class A)................................  5,757,825      75,369,923
    MFS Research International Portfolio
      (Class A)................................ 12,390,995     141,752,984
    Neuberger Berman Real Estate Portfolio
      (Class A)................................  3,812,406      50,743,120
    Oppenheimer Capital Appreciation
      Portfolio (Class A)...................... 14,571,219     119,046,861
    PIMCO Inflation Protected Bond Portfolio
      (Class A)................................ 10,763,512     116,784,111
    RCM Global Technology Portfolio
      (Class A)................................ 11,352,938      50,066,458
    Third Avenue Small Cap Value Portfolio
      (Class A)................................ 11,699,224     178,062,182
    T. Rowe Price Mid-Cap Growth Portfolio
      (Class A)................................  3,235,403      24,880,247
    Turner Mid-Cap Growth Portfolio
      (Class A)................................  4,432,865      50,268,685
    Van Kampen Comstock Portfolio
      (Class A)................................ 27,982,549     281,504,439
                                                           ---------------
    Total Investment Company Securities
    (Cost $2,368,324,260)                                    2,417,292,236
                                                           ---------------

    TOTAL INVESTMENTS - 100.0%
    (Cost $2,368,324,260)                                    2,417,292,236

    Other Assets and Liabilities (net) - (0.0%)                   (587,368)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 2,416,704,868
                                                           ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     Davis Venture Value Portfolio (Class A)*...  1,347,935 $  38,470,066
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)................................  3,153,420    39,985,367
     Harris Oakmark International Portfolio
       (Class A)................................  1,940,992    28,416,118
     Jennison Growth Portfolio (Class A)*.......  3,655,206    39,841,746
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................  7,636,654    96,221,842
     Lord Abbett Growth and Income Portfolio
       (Class A)................................  3,186,876    84,898,365
     Met/AIM Mid-Cap Equity Portfolio
       (Class A)................................  1,345,630    19,430,903
     MFS Research International Portfolio
       (Class A)................................  4,132,976    47,281,250
     Neuberger Berman Real Estate Portfolio
       (Class A)................................  1,526,898    20,323,018
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................ 10,502,365    85,804,326
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................ 10,338,527   112,173,020
     PIMCO Total Return Portfolio (Class A)..... 12,163,933   142,318,021
     Salomon Brothers US Government Portfolio
       (Class A)*...............................  6,172,065    75,360,917
     Third Avenue Small Cap Value Portfolio
       (Class A)................................  2,008,493    30,569,264
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)................................  3,887,565    29,895,373
     Turner Mid-Cap Growth Portfolio
       (Class A)................................    887,997    10,069,889
     Van Kampen Comstock Portfolio
       (Class A)................................  5,599,658    56,332,557
                                                            -------------
     Total Investment Company Securities
     (Cost $943,032,857)                                      957,392,042
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $943,032,857)                                      957,392,042

     Other Assets and Liabilities (net) - (0.0%)                 (284,688)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 957,107,354
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 97.9%
      AUSTRALIA - 0.1%
      Macquarie Goodman Group..................      393,851 $   1,221,987
                                                             -------------
      AUSTRIA - 1.2%
      Erste Bank der Oesterreichischen
        Sparkassen AG..........................      175,210     8,761,504
      Raiffeisen International Bank-Holding
        AG*....................................       19,560     1,244,282
                                                             -------------
                                                                10,005,786
                                                             -------------
      BRAZIL - 1.3%
      Companhia Vale do Rio Doce (ADR).........      329,440     9,646,003
      Unibanco-Uniao de Bancos Brasilieros S.A.
        (GDR)..................................       34,320     1,325,439
                                                             -------------
                                                                10,971,442
                                                             -------------
      CANADA - 1.2%
      Aber Diamond Corp........................      268,730     8,221,730
      Canadian Natural Resources Ltd...........       47,100     1,723,341
                                                             -------------
                                                                 9,945,071
                                                             -------------
      CHINA - 0.3%
      ZTE Corp.(a).............................      805,700     2,396,841
                                                             -------------
      COLOMBIA - 0.1%
      Bancolombia S.A. (ADR)...................       61,810       988,342
                                                             -------------
      FINLAND - 1.3%
      Nokia Oyj................................      671,730    11,176,030
                                                             -------------
      FRANCE - 15.2%
      Axa(a)...................................      487,860    12,129,796
      BNP Paribas S.A.(a)......................      200,570    13,709,374
      Business Objects S.A.*(a)................      201,990     5,331,642
      Carrefour S.A............................      184,200     8,886,530
      Credit Agricole S.A.(a)..................      375,280     9,479,709
      PSA Peugeot Citroen(a)...................      100,010     5,903,667
      Sanofi-Aventis(a)........................      184,923    15,135,631
      Schneider Electric S.A.(a)...............      209,995    15,779,802
      Suez S.A.(a).............................      686,760    18,569,781
      Total Fina Elf S.A.(a)...................      109,390    25,610,808
                                                             -------------
                                                               130,536,740
                                                             -------------
      GERMANY - 2.4%
      Deutsche Telekom AG(a)...................      681,300    12,587,744
      Hypo Real Estate Holding AG..............      154,080     5,847,993
      Premiere AG*(a)..........................       75,190     2,598,658
                                                             -------------
                                                                21,034,395
                                                             -------------
      HONG KONG - 2.0%
      China Mengniu Dairy Co., Ltd.............    9,576,000     6,335,759
      CNOOC, Ltd.(a)...........................   18,843,000    11,135,712
                                                             -------------
                                                                17,471,471
                                                             -------------
      HUNGARY - 1.3%
      OTP Bank, Ltd. (GDR)(a)..................      161,280    10,757,542
                                                             -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      IRELAND - 1.0%
      Anglo Irish Bank Corp...................      338,898 $   4,201,009
      Depfa Bank Plc..........................      290,740     4,649,722
                                                            -------------
                                                                8,850,731
                                                            -------------
      ITALY - 2.2%
      Fastweb*(a).............................      197,427     8,495,447
      Italcementi S.p.A.(a)...................      104,520     1,626,208
      Italcementi S.p.A.(a)...................      211,000     2,316,353
      UniCredito Italiano S.p.A...............    1,266,760     6,663,167
                                                            -------------
                                                               19,101,175
                                                            -------------
      JAPAN - 18.2%
      Aiful Corp..............................      152,825    11,348,042
      Asahi Glass Co.(a)......................      789,000     8,266,220
      Chugai Pharmaceutical Co., Ltd.(a)......      701,500    10,822,897
      FANUC, Ltd..............................      117,300     7,433,514
      Fast Retailing Co., Ltd.................       72,600     3,764,014
      Kaneka Corp.............................      783,000     8,745,556
      Mitsubishi Tokyo Financial Group, Inc...        1,096     9,251,710
      Mitsui Mining & Smelting Co., Ltd.......    3,655,000    17,076,571
      Seiko Epson Corp........................      387,700    12,882,641
      Sekisui Chemical Co., Ltd.(a)...........    1,629,000    11,173,624
      Shinsei Bank, Ltd.......................    1,513,000     8,119,415
      Takefuji Corp...........................      214,440    14,477,151
      Tanabe Seiyaku Co., Ltd.................      155,000     1,494,555
      Tokyo Gas Co., Ltd.(a)..................    2,200,000     8,214,045
      Toyota Motor Corp.......................      339,500    12,137,942
      UFJ Holdings, Inc.*.....................        1,188     6,159,341
      Yamanouchi Pharmaceutical Co., Ltd......      137,200     4,682,133
                                                            -------------
                                                              156,049,371
                                                            -------------
      KOREA - 7.3%
      Hana Bank...............................      310,050     8,280,101
      Hanwha Chemical Corp....................      331,510     3,929,785
      Hyundai Mobis...........................      157,720    10,564,315
      Kookmin Bank............................      167,960     7,651,939
      LG. Philips LCD Co., Ltd.*..............      153,850     7,101,199
      Samsung Electronics Co., Ltd............       52,090    24,703,734
                                                            -------------
                                                               62,231,073
                                                            -------------
      LUXEMBOURG - 0.7%
      Tenaris S.A. (ADR)......................       71,630     5,606,480
                                                            -------------
      MEXICO - 3.6%
      Consorico ARA, S.A. de C.V..............      904,010     3,121,761
      Grupo Elektra, S.A. de C.V..............      881,230     6,544,293
      Grupo Financiero Inbursa, S.A. de C.V...    2,471,490     5,345,622
      Grupo Televisa, S.A. (ADR)..............      189,920    11,792,133
      Urbi, Desarrollos Urbanos, S.A. de C.V.*      819,380     4,499,079
                                                            -------------
                                                               31,302,888
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      NETHERLANDS - 2.5%
      Koninklijke (Royal) KPN N.V.............      917,550 $   7,683,307
      Koninklijke (Royal) Philips
        Electronics N.V.......................      341,180     8,577,277
      TPG N.V.................................      189,250     4,790,791
                                                            -------------
                                                               21,051,375
                                                            -------------
      NORWAY - 1.5%
      Statoil ASA(a)..........................      633,310    12,859,796
                                                            -------------
      POLAND - 0.5%
      Powszechna Kasa Oszczednosci Bank
        Polski S.A............................      538,010     4,357,245
                                                            -------------
      RUSSIA - 0.8%
      LUKOIL (ADR)(a).........................      180,820     6,655,984
                                                            -------------
      SINGAPORE - 1.1%
      Singapore Telecommunications, Ltd.(a)...    5,589,290     9,183,203
                                                            -------------
      SPAIN - 3.4%
      Banco Bilbao Vizcaya Argentaria, S.A.(a)      824,480    12,682,696
      Telefonica S.A.(a)......................    1,010,688    16,498,153
                                                            -------------
                                                               29,180,849
                                                            -------------
      SWEDEN - 2.4%
      Sandvik AB(a)...........................      309,520    11,460,996
      Swedish Match AB(a).....................      797,220     9,042,683
                                                            -------------
                                                               20,503,679
                                                            -------------
      SWITZERLAND - 7.2%
      Nestle S.A.(a)..........................       77,428    19,769,126
      Roche Holding AG........................      153,190    19,300,634
      Syngenta AG*............................       70,270     7,190,759
      UBS AG(a)...............................      200,711    15,605,401
                                                            -------------
                                                               61,865,920
                                                            -------------
      TURKEY - 0.5%
      Akbank T.A.S............................      793,980     4,553,648
                                                            -------------
      UNITED KINGDOM - 18.0%
      Anglo American Plc......................      380,110     8,926,300
      AstraZeneca Plc.........................      284,853    11,777,944
      Aviva Plc...............................    1,107,253    12,300,233
      BHP Billiton Plc........................      350,350     4,496,344
      BP Plc..................................    1,288,160    13,403,060
      Burberry Group Plc......................      695,370     5,008,796
      Diageo Plc..............................      686,530    10,094,016
      easyJet Plc*............................    1,356,800     5,925,874
      Hilton Group Plc........................    1,188,420     6,074,260
      HSBC Holdings Plc.......................      811,085    12,934,679
      Kingfisher Plc..........................       61,302       268,875
      Reckitt Benckiser Plc...................      324,334     9,535,116
      Reed International Plc..................      815,600     7,791,410
      Royal Bank of Scotland Group Plc........      569,610    17,163,258
      TI Automotive, Ltd. - Class A*(b).......       45,100             0

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     UNITED KINGDOM - CONTINUED
     Vodafone Group Plc.......................    7,701,845 $  18,725,703
     Yell Group Plc...........................    1,357,950    10,330,910
                                                            -------------
                                                              154,756,778
                                                            -------------

     UNITED STATES - 0.6%
     Synthes, Inc.............................       43,860     4,801,894
                                                            -------------
     Total Common Stocks (Cost $ 799,492,424)                 839,417,736
                                                            -------------

     PREFERRED STOCK - 0.6%
     JAPAN - 0.6%
     Nintendo Co., Ltd.
       (Cost $5,569,691)......................       48,500     5,052,210
                                                            -------------

     SHORT-TERM INVESTMENTS - 17.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000%
       to be repurchased at $15,015,834 on
       07/01/05 collateralized by
       $15,240,000 FNMA 5.400% due
       06/15/15 with a value of
       $15,316,200............................ $ 15,015,000    15,015,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  136,143,669   136,143,669
                                                            -------------
     Total Short-Term Investments
     (Cost $ 151,158,669)                                     151,158,669
                                                            -------------

     TOTAL INVESTMENTS - 116.1%
     (Cost $ 956,220,784)                                     995,628,615

     Other Assets and Liabilities (net) - (16.1%)            (137,753,807)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 857,874,808
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FNMA - Federal National Mortgage Association


                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



Summary of Total Foreign Securities by Industry Classification 6/30/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Airlines................................ $  5,926     0.7%
          Automotive..............................   28,606     3.3
          Banks...................................  173,885    20.3
          Beverages, Food & Tobacco...............   54,168     6.3
          Building Products.......................   17,815     2.1
          Chemicals...............................   31,040     3.6
          Commercial Services & Supplies..........   12,883     1.5
          Electronic Equipment & Instruments......   38,892     4.5
          Energy Equipment & Services.............   18,570     2.2
          Financials - Diversified................   25,825     3.0
          Food Retailers..........................    8,886     1.0
          Health Care Equipment & Supplies........    4,802     0.6
          Hotels, Restaurants & Leisure...........   11,126     1.3
          Household Durables......................   24,704     2.9
          Household Products......................    9,535     1.1
          Insurance...............................   24,430     2.8
          Media...................................   32,513     3.8
          Metals & Mining.........................   50,901     5.9
          Oil & Gas...............................   79,603     9.3
          Pharmaceuticals.........................   63,214     7.4
          Real Estate.............................   14,691     1.7
          Retail - Multiline......................   10,577     1.2
          Retail - Specialty......................    5,009     0.6
          Software................................    5,332     0.6
          Telecommunication Services - Diversified   86,746    10.1
          Transportation..........................    4,791     0.7
                                                   --------    ----
                                                   $844,470    98.5%
                                                   ========    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



     ----------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                    SHARES      (NOTE 2)
     ----------------------------------------------------------------------

     COMMON STOCKS - 96.3%
     APARTMENTS - 11.3%
     Apartment Investment & Management Co. -
       Class A (REIT)............................     281,500 $  11,518,980
     Camden Property Trust (REIT)................     228,200    12,265,750
     Essex Property Trust, Inc. (REIT)...........     156,200    12,973,972
     United Dominion Realty Trust, Inc.
       (REIT)....................................     522,700    12,570,935
                                                              -------------
                                                                 49,329,637
                                                              -------------
     COMMUNITY CENTERS - 3.9%
     Developers Diversified Realty Corp.
       (REIT)....................................     191,500     8,801,340
     Pan Pacific Retail Properties, Inc. (REIT)..     122,800     8,151,464
                                                              -------------
                                                                 16,952,804
                                                              -------------
     DIVERSIFIED - 14.2%
     Colonial Properties Trust (REIT)............     523,900    23,051,600
     Equity Lifestyle Properties, Inc. (REIT)....     211,300     8,401,288
     Liberty Property Trust (REIT)...............     159,000     7,045,290
     Public Storage, Inc. (REIT).................     139,800     8,842,350
     Vornado Realty Trust (REIT).................     186,000    14,954,400
                                                              -------------
                                                                 62,294,928
                                                              -------------
     HEALTH CARE - 4.0%
     Nationwide Health Properties, Inc. (REIT)...     177,900     4,200,219
     OMEGA Healthcare Investors, Inc. (REIT).....     142,900     1,837,694
     Ventas, Inc. (REIT).........................     384,900    11,623,980
                                                              -------------
                                                                 17,661,893
                                                              -------------
     INDUSTRIALS - 1.9%
     ProLogis (REIT).............................     208,400     8,386,016
                                                              -------------
     LODGING - 8.8%
     Hilton Hotels Corp..........................     334,900     7,987,365
     Host Marriott Corp. (REIT)..................     778,700    13,627,250
     Starwood Hotels & Resorts
       Worldwide, Inc............................     111,400     6,524,698
     Sunstone Hotel Investors, Inc. (REIT).......     422,200    10,242,572
                                                              -------------
                                                                 38,381,885
                                                              -------------
     OFFICE - 34.9%
     Alexandria Real Estate Equities, Inc. (REIT)      87,700     6,441,565
     Arden Realty, Inc. (REIT)...................     193,200     6,951,336
     BioMed Realty Trust, Inc. (REIT)............     271,700     6,480,045
     Boston Properties, Inc. (REIT)..............     204,600    14,322,000
     Brandywine Realty Trust (REIT)..............     423,700    12,986,405
     Brascan Corp. - Class A.....................     251,500     9,597,240
     Brookfield Properties Corp..................     322,650     9,292,320
     CarrAmerica Realty Corp. (REIT).............     189,500     6,856,110
     Columbia Equity Trust, Inc. (REIT)*.........     372,700     5,720,945
     Equity Office Properties Trust (REIT).......     286,200     9,473,220
     Mack-Cali Realty Corp. (REIT)...............     230,400    10,437,120

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     OFFICE - CONTINUED
     Maguire Properties, Inc. (REIT)..........      348,200 $   9,867,988
     Reckson Associates Realty Corp. (REIT)...      319,000    10,702,450
     SL Green Realty Corp. (REIT).............      218,700    14,106,150
     Trizec Properties, Inc. (REIT)...........      942,300    19,383,111
                                                            -------------
                                                              152,618,005
                                                            -------------

     OFFICE INDUSTRIAL - 1.5%
     PS Business Parks, Inc. (REIT)...........      146,300     6,503,035
                                                            -------------
     REGIONAL MALLS - 15.8%
     CBL & Associates Properties,
       Inc. (REIT)............................      200,600     8,639,842
     General Growth Properties, Inc. (REIT)...      322,100    13,235,089
     Mills Corp. (The) (REIT).................       97,200     5,908,788
     Pennsylvania Real Estate Investment
       Trust (REIT)...........................      201,400     9,566,500
     Simon Property Group, Inc. (REIT)........      264,100    19,144,609
     Taubman Centers, Inc. (REIT).............      371,300    12,657,617
                                                            -------------
                                                               69,152,445
                                                            -------------
     Total Common Stocks
     (Cost $ 373,051,556)                                     421,280,648
                                                            -------------

     SHORT-TERM INVESTMENTS - 3.8%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.00% to
       be repurchased at $16,733,930 on
       07/01/05 collateralized by $16,945,000
       FHLMC 4.500% due 11/15/11 with a
       value of $17,072,088
       (Cost $16,733,000)..................... $ 16,733,000    16,733,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $ 389,784,556)                                     438,013,648

     Other Assets and Liabilities (net) - (0.1%)                 (235,147)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 437,778,501
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 93.7%
        ADVERTISING - 0.1%
        Omnicom Group, Inc....................    12,300 $       982,278
                                                         ---------------
        AEROSPACE & DEFENSE - 3.0%
        Empresa Brasileira de Aeronautica S.A.
          (ADR)(a)............................   158,900       5,254,823
        General Dynamics Corp.................    27,400       3,001,396
        Honeywell International, Inc..........   122,100       4,472,523
        Lockheed Martin Corp..................   137,400       8,913,138
        United Technologies Corp..............   165,000       8,472,750
                                                         ---------------
                                                              30,114,630
                                                         ---------------
        AIR FREIGHT & LOGISTICS - 1.5%
        Expeditors International of
          Washington, Inc.....................    87,400       4,353,394
        FedEx Corp............................   127,600      10,336,876
                                                         ---------------
                                                              14,690,270
                                                         ---------------
        BANKS - 0.6%
        Bank of America Corp..................   126,700       5,778,787
                                                         ---------------
        BEVERAGES - 1.8%
        PepsiCo, Inc..........................   328,300      17,705,219
                                                         ---------------
        BIOTECHNOLOGY - 1.0%
        Genentech, Inc.*......................   124,900      10,026,972
                                                         ---------------
        CHEMICALS - 2.8%
        Air Products & Chemicals, Inc.........   126,700       7,640,010
        E.I. du Pont de Nemours & Co..........   238,100      10,240,681
        Praxair, Inc..........................   223,700      10,424,420
                                                         ---------------
                                                              28,305,111
                                                         ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.1%
        Automatic Data Processing, Inc........   230,100       9,657,297
        Kinder Morgan Management LLC(a).......   128,689       5,919,705
        Waste Management, Inc.................   184,400       5,225,896
                                                         ---------------
                                                              20,802,898
                                                         ---------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 4.9%
        Cisco Systems, Inc.*.................. 1,254,400      23,971,584
        Lucent Technologies, Inc.*(a)......... 1,008,700       2,935,317
        Motorola, Inc.........................   416,000       7,596,160
        Nokia Oyj (ADR)(a)....................   496,700       8,265,088
        QUALCOMM, Inc.........................    83,900       2,769,539
        Tektronix, Inc........................   168,200       3,914,014
                                                         ---------------
                                                              49,451,702
                                                         ---------------
        COMPUTERS & PERIPHERALS - 2.8%
        Dell, Inc.*...........................   236,700       9,352,017
        International Business Machines Corp..   227,900      16,910,180
        Sun Microsystems, Inc.*...............   557,400       2,079,102
                                                         ---------------
                                                              28,341,299
                                                         ---------------

         -------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                          SHARES      (NOTE 2)
         -------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
         Agilent Technologies, Inc.*........   226,100 $     5,204,822
         Broadcom Corp. - Class A*..........   286,800      10,184,268
         L-3 Communications Holdings, Inc...    81,300       6,225,954
         PerkinElmer, Inc...................   199,900       3,778,110
                                                       ---------------
                                                            25,393,154
                                                       ---------------
         FINANCIALS - DIVERSIFIED - 6.7%
         American Express Co................   248,800      13,243,624
         Citigroup, Inc.....................   555,800      25,694,634
         Goldman Sachs Group, Inc. (The)....    89,600       9,140,992
         J.P. Morgan Chase & Co.............   191,200       6,753,184
         Lehman Brothers Holdings, Inc......    31,000       3,077,680
         Morgan Stanley.....................    33,900       1,778,733
         Prudential Financial, Inc..........   120,000       7,879,200
                                                       ---------------
                                                            67,568,047
                                                       ---------------
         FOOD PRODUCTS - 0.1%
         Campbell Soup Co...................    38,400       1,181,568
                                                       ---------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
         Johnson & Johnson..................   349,800      22,737,000
         Medtronic, Inc.....................   387,800      20,084,162
         Millipore Corp.*...................   148,300       8,413,059
         Stryker Corp.......................   194,400       9,245,664
         Varian Medical Systems, Inc.*......    83,800       3,128,254
         Waters Corp.*......................    63,000       2,341,710
                                                       ---------------
                                                            65,949,849
                                                       ---------------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Aetna, Inc.........................    71,600       5,929,912
         Laboratory Corp. of America Hldgs.*    38,400       1,916,160
         UnitedHealth Group, Inc............   169,000       8,811,660
                                                       ---------------
                                                            16,657,732
                                                       ---------------
         HOTELS, RESTAURANTS & LEISURE - 2.3%
         Carnival Corp......................   204,700      11,166,385
         McDonald's Corp....................   176,000       4,884,000
         Royal Caribbean Cruises, Ltd.(a)...   154,600       7,476,456
                                                       ---------------
                                                            23,526,841
                                                       ---------------
         HOUSEHOLD PRODUCTS - 1.5%
         Estee Lauder Cos., Inc. - Class A..     8,800         344,344
         Procter & Gamble Co................   285,700      15,070,675
                                                       ---------------
                                                            15,415,019
                                                       ---------------
         INDUSTRIAL - DIVERSIFIED - 6.5%
         3M Co..............................   150,100      10,852,230
         General Electric Co................ 1,357,500      47,037,375
         Tyco International, Ltd............   262,200       7,656,240
                                                       ---------------
                                                            65,545,845
                                                       ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INSURANCE - 0.8%
      American International Group, Inc........   100,500 $     5,839,050
      Hartford Financial Services Group,
        Inc. (The).............................    33,500       2,505,130
                                                          ---------------
                                                                8,344,180
                                                          ---------------
      INTERNET SOFTWARE & SERVICES - 2.5%
      eBay, Inc.*..............................   406,700      13,425,167
      Yahoo!, Inc.*............................   351,600      12,182,940
                                                          ---------------
                                                               25,608,107
                                                          ---------------
      IT CONSULTING & SERVICES - 0.3%
      Ingram Micro, Inc. - Class A*............   206,500       3,233,790
                                                          ---------------
      MACHINERY - 0.8%
      Ingersoll-Rand Co. - Class A.............   105,500       7,527,425
                                                          ---------------
      MEDIA - 9.3%
      Clear Channel Communications, Inc.(a)....   118,700       3,671,391
      Comcast Corp. - Class A*................. 1,015,600      30,417,220
      News Corp. - Class B(a)..................   503,600       8,490,696
      Time Warner, Inc.*....................... 1,150,300      19,221,513
      Univision Communications, Inc. - Class A*   196,900       5,424,595
      Viacom, Inc. - Class B...................   562,600      18,014,452
      Walt Disney Co...........................   351,900       8,860,842
                                                          ---------------
                                                               94,100,709
                                                          ---------------
      OIL & GAS - 5.7%
      Amerada Hess Corp........................    18,500       1,970,435
      Apache Corp..............................    23,000       1,485,800
      Exxon Mobil Corp.........................   439,500      25,258,065
      GlobalSantaFe Corp.......................   137,200       5,597,760
      Occidental Petroleum Corp................     3,900         300,027
      Pride International, Inc.*...............    38,300         984,310
      Schlumberger, Ltd........................   185,700      14,102,058
      Smith International, Inc.................    31,100       1,981,070
      Transocean, Inc.*........................   107,200       5,785,584
                                                          ---------------
                                                               57,465,109
                                                          ---------------
      PHARMACEUTICALS - 7.2%
      Abbott Laboratories......................   126,800       6,214,468
      Amgen, Inc.*.............................   293,600      17,751,056
      Eli Lilly & Co...........................    63,700       3,548,727
      Gilead Sciences, Inc.*...................   105,900       4,658,541
      Merck & Co., Inc.........................   198,300       6,107,640
      Novartis AG..............................   247,454      11,742,314
      Pfizer, Inc..............................   419,300      11,564,294
      Teva Pharmaceutical Industries, Ltd.
        (ADR)(a)...............................   352,000      10,961,280
                                                          ---------------
                                                               72,548,320
                                                          ---------------

      RETAIL - MULTILINE - 4.2%
      Costco Wholesale Corp....................    92,600       4,150,332
      Federated Department Stores, Inc.........   102,400       7,503,872

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - CONTINUED
       J.C. Penney Co., Inc....................   131,000 $     6,887,980
       Target Corp.............................   115,100       6,262,591
       Wal-Mart Stores, Inc....................   357,700      17,241,140
                                                          ---------------
                                                               42,045,915
                                                          ---------------
       RETAIL - SPECIALTY - 2.8%
       Best Buy Co., Inc.......................   141,400       9,692,970
       Home Depot, Inc. (The)..................   193,800       7,538,820
       Lowe's Cos., Inc........................    86,100       5,012,742
       Staples, Inc............................    36,900         786,708
       Williams-Sonoma, Inc.*..................   134,100       5,306,337
                                                          ---------------
                                                               28,337,577
                                                          ---------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.5%
       Altera Corp.*...........................    90,800       1,799,656
       Analog Devices, Inc.....................   122,900       4,585,399
       Fairchild Semiconductor Corp. - Class A*    46,600         687,350
       Intel Corp..............................   772,100      20,120,926
       Texas Instruments, Inc..................   296,800       8,331,176
                                                          ---------------
                                                               35,524,507
                                                          ---------------
       SOFTWARE - 7.6%
       Adobe Systems, Inc......................   312,200       8,935,164
       Autodesk, Inc...........................   105,200       3,615,724
       Cadence Design Systems, Inc.*...........   216,400       2,956,024
       Citrix Systems, Inc.*...................   111,700       2,419,422
       EMC Corp.*..............................   215,800       2,958,618
       Mercury Interactive Corp.*..............   121,200       4,649,232
       Microsoft Corp.......................... 1,491,300      37,043,892
       SAP AG (ADR)(a).........................   328,300      14,215,390
                                                          ---------------
                                                               76,793,466
                                                          ---------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.6%
       Sprint Corp.............................   246,100       6,174,649
                                                          ---------------
       Total Common Stocks
       (Cost $ 912,096,661)                                   945,140,975
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 11.2%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/05 at 2.000%
       to be repurchased at $57,600,200 on
       07/01/05 collateralized by
       $58,315,000 FHLMC 4.500% due
       11/15/11 with a value of
       $58,752,363............................ $57,597,000 $    57,597,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  55,797,875      55,797,875
                                                           ---------------
     Total Short-Term Investments
     (Cost $ 113,394,875)                                      113,394,875
                                                           ---------------

     TOTAL INVESTMENTS - 104.9%
     (Cost $ 1,025,491,536)                                  1,058,535,850

     Other Assets and Liabilities (net) - (4.9%)               (49,812,577)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 1,008,723,273
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - 0.5%
     Badger Tob Asset Securitization Corp.
       6.375%, due 06/01/32................... $   1,000,000 $   1,068,550
     California County Tob Securitization
       Agency 5.625%, due 06/01/23............       185,000       187,407
     Golden State Tob Securitization Corp.
       6.750%, due 06/01/39...................     1,000,000     1,126,940
     Ohio State 5.000%, due 06/15/13..........     1,000,000     1,111,250
     Tobacco Settlement Financing Corp.
       6.000%, due 06/01/23...................     1,000,000     1,054,730
     Tobacco Settlement Revenue Management
       6.375%, due 05/15/28...................       200,000       212,890
                                                             -------------
     Total Municipals (Cost $4,182,606)                          4,761,767
                                                             -------------

     DOMESTIC BONDS & DEBT SECURITIES - 10.5%
     ASSET-BACKED SECURITIES - 2.7%
     Ameriquest Mortgage Securities, Inc.
       3.494%, due 03/25/35+(144A)(b).........       464,351       464,279
     Asset-Backed Securities Corp. 3.720%,
       due 01/15/33 - Class A+................       349,097       350,199
     Carrington Mortgage Loan Trust
       3.240%, due 06/25/35+..................       300,000       299,812
     Equity One ABS, Inc. 3.614%,
       due 04/25/34+..........................     1,719,251     1,725,183
     GSAMP Trust 3.604%, due
       03/25/34+..............................       873,116       873,645
     Residential Asset Mortgage Products, Inc.
      3.474%, due 09/25/13+...................     2,955,443     2,957,589
      3.424%, due 01/25/25+...................       393,052       393,290
      3.654%, due 11/25/33+...................     4,971,360     4,974,371
     Small Business Administration
      4.504%, due 02/10/14....................     2,653,185     2,667,956
      4.880%, due 11/01/24....................     5,205,601     5,306,002
     Wells Fargo Home Equity Trust 3.474%,
       due 06/25/19+..........................       196,489       196,649
     Redwood Capital, Ltd. 2003-3 7.354%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,199,112
     Redwood Capital, Ltd. 2003-4 5.804%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,198,692
     Truman Capital Mortgage Loan Trust
       3.654%, due 01/25/34 - Class A1
       (144A)(b)+.............................       249,140       249,335
                                                             -------------
                                                                22,856,114
                                                             -------------
     AUTOMOBILES - 0.5%
     Daimler Chrysler NA Holdings 3.610%,
       due 03/07/07+..........................     4,400,000     4,388,138
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 2.2%
     Bank of America Mortgage Securities
       6.500%, due 09/25/33...................       450,244       457,698
     Bear Stearns ARM Trust 4.247%,
       due 01/25/34+..........................     4,492,121     4,480,154

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Countrywide Home Loans
        3.604%, due 04/25/35+................ $   6,380,930 $   6,380,919
        3.654%, due
          06/25/35+(144A)(a).................     1,000,000     1,000,312
       Greenpoint Mortgage Funding Trust
         3.534%, due 06/25/45+...............     3,963,755     3,960,378
       Sequoia Mortgage Trust
         3.610%, due 10/19/26 - Class A+.....     1,371,793     1,373,971
       Structured Adjustable Rate Mortgage
         Loan Trust 3.434%, due
         03/25/35+...........................       906,527       907,352
                                                            -------------
                                                               18,560,784
                                                            -------------
       FINANCIALS - DIVERSIFIED - 4.6%
       Ford Motor Credit Co.
        3.572%, due 07/07/05.................     4,100,000     4,086,060
        6.875%, due 02/01/06.................     1,700,000     1,717,229
        4.218%, due 11/16/06+................     2,400,000     2,379,814
        4.389%, due 03/21/07+................    12,400,000    12,144,225
       General Electric Capital Corp.
         3.390%, due 03/04/08+...............     3,300,000     3,302,515
       General Motors Acceptance Corp.
        4.145%, due 05/18/06+................     1,800,000     1,791,939
        4.050%, due 01/16/07+................       200,000       195,711
       Goldman Sachs Group, Inc.
        3.380%, due 08/01/06+................     3,300,000     3,300,452
        3.778%, due 06/28/10+................     4,400,000     4,409,733
       Toyota Motor Credit Corp.
         3.200%, due 09/18/06+...............     5,500,000     5,500,726
                                                            -------------
                                                               38,828,404
                                                            -------------
       INSURANCE - 0.1%
       Residential Reinsurance, Ltd. 8.280%,
         due 12/08/07 (144A)(a)+.............       500,000       487,050
                                                            -------------
       MISCELLANEOUS - 0.3%
       Phoenix Quake Wind, Ltd. 5.979%,
         due 07/03/08 (144A)(a)+.............     1,500,000     1,542,855
       Vita Capital, Ltd. 4.854%,
         due 01/01/07 (144A)(a)+.............       800,000       801,784
                                                            -------------
                                                                2,344,639
                                                            -------------
       OIL & GAS - 0.1%
       Halliburton Co. 4.650%, due
         10/17/05+...........................     1,200,000     1,204,744
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $88,923,345)                                      88,669,873
                                                            -------------

       FOREIGN BONDS & DEBT SECURITIES - 2.5%
       BRAZIL - 0.1%
       Federal Republic of Brazil
         8.000%, due 04/15/14................     1,055,493     1,080,244
                                                            -------------
       CANADA - 0.1%
       Government of Canada
         3.000%, due 12/01/36................       620,988       632,524
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       FRANCE - 1.4%
       Government of France
        3.000%, due 07/25/12................ $   7,426,370 $  10,287,586
        5.750%, due 10/25/32+...............       700,000     1,149,459
                                                           -------------
                                                              11,437,045
                                                           -------------
       RUSSIA - 0.9%
       Russian Federation 5.000%/7.5000%,
         due 03/31/30++.....................     7,200,000     8,012,880
                                                           -------------
       Total Foreign Bonds & Debt Securities
       (Cost $21,307,510)                                     21,162,693
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 98.5%
       Federal National Mortgage Assoc.
        3.235%, due 09/07/06+...............    32,600,000    32,598,826
        3.314%, due 09/21/06+...............    16,500,000    16,495,066
        3.464%, due 08/25/34+...............     3,082,578     3,080,184
       U.S. Treasury Inflation Index Bond
        2.375%, due 01/15/25................    97,884,605   107,179,825
        3.625%, due 04/15/28................    29,811,832    40,065,492
        3.875%, due 04/15/29................    66,999,389    94,186,535
        3.375%, due 04/15/32................     3,286,080     4,471,254
       U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07................       122,720       126,656
        3.625%, due 01/15/08................     8,183,868     8,662,436
        3.875%, due 01/15/09................    64,494,464    70,195,710
        4.250%, due 01/15/10................     7,916,203     8,910,683
        3.500%, due 01/15/11................    60,881,950    67,495,739
        3.375%, due 01/15/12................       766,472       856,144
        1.875%, due 07/15/13................    23,077,262    23,577,577
        2.000%, due 01/15/14................   112,378,164   115,789,066
        2.000%, due 07/15/14................    84,166,320    86,753,845
       U.S. Treasury Note
        0.875%, due 04/15/10................    20,115,872    19,625,568
        3.000%, due 07/15/12................    84,128,252    92,429,355
        4.250%, due 11/15/14................    15,800,000    16,175,882
        1.625%, due 01/15/15................    22,910,175    22,834,113
       U.S. Treasury Bond 6.625%,
         due 02/15/27.......................     1,500,000     1,991,310
                                                           -------------
       Total U.S. Government & Agency Obligations
       (Cost $834,986,999)                                   833,501,266
                                                           -------------
                                                SHARES
                                             --------------

       PREFERRED STOCK - 0.1%
       Federal National Mortgage Assoc.
         7.00% + (Cost $535,000)............        10,700       593,516
                                                           -------------

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 80.1%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 24.2%
          Federal Home Loan Bank
           0.010%, due 07/01/05(c)........ $  23,200,000 $  23,200,000
           0.010%, due 07/27/05(c)........    38,000,000    37,911,903
           3.225%, due 09/09/05(c)........    23,000,000    22,855,771
          Federal Home Loan Mortgage Corp.
           2.875%, due 07/12/05(c)........     2,200,000     2,198,007
           2.963%, due 08/01/05(c)........     9,400,000     9,375,150
           3.020%, due 08/02/05(c)........     4,100,000     4,088,994
           3.250%, due 09/13/05(c)........    19,900,000    19,767,057
           3.254%, due 11/01/05(c)........       900,000       889,822
           3.310%, due 11/02/05(c)........       600,000       593,159
          Federal National Mortgage Assoc.
           0.010%, due 07/01/05(c)........    23,200,000    23,200,000
           2.930%, due 07/06/05(c)........    12,400,000    12,394,920
           2.988%, due 07/20/05(c)........    25,200,000    25,160,233
           3.005%, due 07/27/05(c)........    22,700,000    22,650,653
           3.010%, due 08/01/05(c)........       300,000       299,222
          U.S. Treasury Bill
           3.060%, due 09/01/05(c)........       205,000       203,949
           3.080%, due 09/15/05(c)........       415,000       412,382
                                                         -------------
                                                           205,201,222
                                                         -------------
          COMMERICAL PAPER - 34.3%
          ANZ National, Ltd.
            3.040%, due 07/19/05 (144A)(b)    19,900,000    19,869,752
          Bank of Ireland
            3.010%, due 07/05/05 (144A)(b)     2,400,000     2,399,197
          Barclays Plc
           3.020%, due 07/21/05...........       500,000       499,161
           3.315%, due 09/14/05...........     8,000,000     7,944,750
          DNB North Bank ASA
            3.260%, due 09/06/05..........    22,900,000    22,761,060
          Fortis Funding LLC
            3.270%, due 09/23/05 (144A)(b)    22,700,000    22,526,799
          General Electric Capital Corp.
           3.270%, due 09/08/05...........    21,700,000    21,563,995
           3.290%, due 09/09/05...........     3,500,000     3,477,610
          National Australia Funding
            3.080%, due 07/11/05 (144A)(b)    22,700,000    22,680,579
          Rabobank USA Financial Corp.
           3.160%, due 08/08/05...........    22,900,000    22,823,616
           3.360%, due 10/17/05...........     2,000,000     1,979,840
          Royal Bank of Scotland
           3.085%, due 07/15/05...........    22,500,000    22,473,006
           3.080%, due 07/18/05...........     2,100,000     2,096,946
           3.220%, due 08/15/05...........       400,000       398,390
          Skandinaviska Enskilda Banken
           3.030%, due 07/11/05 (144A)(b).       800,000       799,327
           3.040%, due 07/14/05 (144A)(b).       600,000       599,341

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        -------------------------------------------------------------------
        SECURITY                               PAR              VALUE
        DESCRIPTION                           AMOUNT           (NOTE 2)
        -------------------------------------------------------------------

        COMMERICAL PAPER - CONTINUED
         3.070%, due 07/14/05 (144A)(b)... $     600,000    $      599,335
         3.170%, due 08/18/05 (144A)(b)...    19,400,000        19,318,002
         3.280%, due 09/07/05 (144A)(b)...     3,800,000         3,776,457
        Spintab AB 3.250%, due 09/08/05...    18,000,000        17,887,875
        Total Fina Elf S.A.
         3.105%, due 07/11/05 (144A)(b)...     2,300,000         2,298,016
         3.150%, due 08/08/05 (144A)(b)...    22,900,000        22,823,858
        UBS Finance, Inc.
         3.390%, due 07/01/05.............     1,200,000         1,200,000
         2.975%, due 07/14/05.............       500,000           499,463
         3.165%, due 08/08/05.............    23,000,000        22,923,161
         3.165%, due 08/30/05.............       800,000           795,780
        Unicredito Italiano SPA
          3.037%, due 07/07/05............    23,200,000        23,200,008
                                                            --------------
                                                               290,215,324
                                                            --------------
        REPURCHASE AGREEMENT - 21.6%
        Credit Suisse First Boston Corp.,
          Repurchase Agreement, dated
          06/30/05 at 2.700% to be
          repurchased at $183,013,725 on
          07/01/05 collateralized by
          $186,468,000 U.S. Treasury Note
          3.500% due 06/30/05 with a value
          of $187,237,454.................   183,000,000       183,000,000
                                                            --------------
        Total Short-Term Investments
        (Cost $678,416,092)                                    678,416,546
                                                            --------------
        OPTIONS - 0.0%
        Treasury Inflation Index Puts,
          Expires 08/5/05.................    35,000,000                 0
        Treasury Note Future Puts,
          Expires 8/26/2005...............       150,000             2,340
        Treasury Note Puts,
          Expires 8/26/2005...............    75,000,000                 0
                                                            --------------
        Total Options (Cost $28,612)                                 2,340
                                                            --------------

        TOTAL INVESTMENTS - 192.2%
        (Cost $1,628,380,164)                                1,627,108,001

        Other Assets and Liabilities (net) - (92.2%)          (780,662,136)
                                                            --------------

        TOTAL NET ASSETS - 100.0%                           $  846,445,865
                                                            ==============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2005.

++ Security is a "step-up" bond where coupon increases or step up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.63% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2005, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        76.07%
                 AA                                       0.12
                 A                                       20.69
                 BBB                                      1.38
                 BB                                       1.74
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                         STRIKE  NUMBER OF
           PUT OPTIONS        EXPIRATION PRICE   CONTRACTS   VALUE
           ---------------------------------------------------------
           U.S. Treasury Note
             10 Year Futures. 08/26/2005 $111.00  (84,000) $(17,063)
           U.S. Treasury Note
             10 Year Futures. 08/26/2005  110.00 (120,000)  (11,250)
           U.S. Treasury Note
             10 Year Futures. 11/22/2005  110.00  (85,000)  (45,156)
                                                           --------
           (Written Option
           Premium $85,701)                                $(73,469)
                                                           ========

                                         STRIKE  NUMBER OF
           CALL OPTIONS       EXPIRATION PRICE   CONTRACTS   VALUE
           ---------------------------------------------------------
           U.S. Treasury Note
             10 Year Futures. 08/26/2005 $115.00  (57,000) $(18,703)
           U.S. Treasury Note
             10 Year Futures. 08/26/2005  116.00 (232,000)  (32,625)
                                                           --------
           (Written Option
           Premium $73,264)                                $(51,328)
                                                           ========

                            INTEREST
        SECURITY SOLD SHORT   RATE    MATURITY   PROCEEDS      VALUE
        ---------------------------------------------------------------
        U.S. Treasury Note.   4.25%  11/15/2013 $14,995,277 $14,961,014

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       MUNICIPALS - 2.2%
       Badger Tobacco Asset Securitization
         Corp.
         6.125%, due 06/01/27............... $    300,000 $      318,582
        6.375%, due 06/01/32................      360,000        384,678
       California Infrastructure & Economic
         Development, (AMBAC)
         5.000%, due 07/01/36...............    1,350,000      1,433,916
       California State Economic Recovery
         5.250%, due 07/01/12...............    3,300,000      3,689,829
       Clark County Nevada School District
         (FGIC) 5.375%, due 06/15/13
           (144A)(c)........................    1,000,000      1,263,440
       Energy Northwest Wash Electric
         Revenue
         5.500%, due 07/01/12...............    1,600,000      1,802,080
        5.500%, due 07/01/14^
          (144A)(c).........................    1,000,000      1,286,220
       Florida State, Series A
         5.000%, due 06/01/32...............      900,000        951,057
       Florida State Board of Education
         5.000%, due 06/01/32...............      400,000        424,464
       Georgia State 5.000%, due 05/01/20
         (144A)(c)..........................    1,000,000      1,161,600
       Golden State Tob Securitization Corp.
         6.250%, due 06/01/33...............      640,000        698,202
        6.750%, due 06/01/39................    3,400,000      3,831,596
       Illinois Development Finance
         Authority (AMBAC)
         5.000%, due 02/01/33
           (144A)(c)........................    3,705,000      3,988,358
       New York City Municipal Water
         Finance Authority
        5.000%, due 06/15/34^
          (144A)(c).........................    1,030,000      1,140,251
        5.000%, due 06/15/35
          (144A)(c).........................      650,000        726,830
        5.000%, due 06/15/38^
          (144A)(c).........................    2,400,000      2,709,360
       Northern Tob Securization Corp
         6.500%, due 06/01/31...............      900,000        948,816
       Tacoma Washington Regional Water
         Supply Systems, (MBIA Insured)
         5.000%, due 12/01/32...............      800,000        838,768
       Texas State 4.750%, due 04/01/35^
         (144A)(c)..........................    2,400,000      2,539,248
       Texas State University Systems
         Financing Revenue
         5.000%, due 03/15/34...............      890,000        941,691
       Tobacco Settlement Funding Corp.
         6.375%, due 06/01/32...............    1,400,000      1,505,406
        5.875%, due 05/15/39................    2,000,000      2,088,620

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - CONTINUED
       6.750%, due 06/01/39.................. $  1,200,000 $    1,341,444
       6.125%, due 06/01/42..................    1,200,000      1,260,072
       6.250%, due 06/01/42..................    1,300,000      1,375,933
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28.............................    1,800,000      1,916,010
      Wisconsin State, (MBIA Insured)
        5.000%, due 05/01/13.................    3,000,000      3,322,680
                                                           --------------
      Total Municipals
      (Cost $41,468,996)                                       43,889,151
                                                           --------------

      DOMESTIC BONDS & DEBT SECURITIES - 15.4%
      AEROSPACE & DEFENSE - 0.0%
      General Dynamics Corp.
        2.125%, due 05/15/06.................      325,000        320,225
      Lockheed Martin Corp.
        8.500%, due 12/01/29.................      100,000        144,868
                                                           --------------
                                                                  465,093
                                                           --------------
      AIRLINES - 0.0%
      United Airlines, Inc.
        3.140%, due 03/02/49^(d).............      277,646        268,638
                                                           --------------
      ASSET-BACKED SECURITIES - 3.9%
      Ameriquest Mortgage Securities, Inc.
        3.604%, due 06/25/31^................       55,627         55,666
      Bank One Issuance Trust
        3.270%, due 10/15/08^................    7,100,000      7,107,209
      Bear Stearns Asset-Backed Securities,
        Inc. 3.714%, due 10/27/32^...........      146,812        147,526
      Carrington Mortgage Loan Trust
        3.404%, due 05/25/35^................    5,272,959      5,270,486
      CDC Mortgage Capital Trust
        3.544%, due 03/25/34^................      167,738        167,870
      Chec Loan Trust
        3.484%, due 01/25/25^................    2,854,991      2,857,093
      Citibank Omni-S Master Trust
        3.350%, due 08/18/09^................    7,100,000      7,105,342
       3.600%, due 11/17/09^.................    2,800,000      2,805,866
      Citifinancial Mortgage Securities, Inc.
        3.624%, due 05/25/33^................      598,402        599,098
      Citigroup Mortgage Loan Trust
        3.404%, due 05/25/35^................    2,871,600      2,871,152
      Countrywide Asset-Backed Certificates
        3.200%, due 08/25/23^................      260,228        260,390
       3.464%, due 03/25/24^.................       59,728         59,755
       3.624%, due 03/25/34^.................    4,708,526      4,711,641
      Daimler Chrysler Auto Trust
        3.750%, due 12/08/07.................    4,700,000      4,705,142
      First Franklin Mortgage Loan Trust
        3.484%, due 10/25/13^................    1,258,365      1,259,355

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        ASSET-BACKED SECURITIES - CONTINUED
        First NLC Trust
          3.436%, due 09/25/35^............. $  3,500,000 $    3,501,644
        Fremont Home Loan Trust
          3.404%, due 04/25/35^.............    1,942,708      1,944,553
        GSAMP Trust
          3.494%, due 10/25/34^.............      582,553        583,061
        Household Automotive Trust
          3.300%, due 05/18/09..............    1,250,000      1,243,750
        Household Home Equity Loan Trust
          3.610%, due 10/20/32^.............      191,747        191,994
        Ixis Real Estate Capital Trust
          3.394%, due 09/25/35^.............    7,421,365      7,420,207
        Long Beach Mortgage Loan Trust
          3.464%, due 02/25/24^.............       64,610         64,657
         3.634%, due 06/25/33^..............      178,573        178,796
        Morgan Stanley Home Equity Loans
          3.434%, due 12/25/34^.............    5,065,940      5,069,253
        Option One Mortgage Loan Trust
          3.634%, due 08/25/33^.............      160,576        160,978
        Quest Trust 3.874%, due
          06/25/34^(144A)(c)................    1,262,764      1,267,098
        Renaissance Home Equity Loan Trust
          3.514%, due 07/25/34^.............      484,786        485,206
         3.494%, due 02/25/35...............    2,372,934      2,374,686
        Residential Asset Mortgage Products,
          Inc. 3.464%, due 06/25/24^........      157,314        157,395
        Residential Asset Securities Corp.
         3.434%, due 06/25/25^..............      364,669        364,897
         3.404%, due 04/25/35^..............    6,522,525      6,527,032
        SLM Student Loan Trust 2.990%, due
          12/15/22 (144A)(c)................      910,000        894,307
        Structured Asset Securities Corp.
          3.814%, due 05/25/32^.............    1,173,627      1,177,776
        Vanderbilt Mortgage Finance, Inc.
          6.545%, due 04/07/18..............       39,471         39,935
        Wachovia Asset Securitization
          3.574%, due 06/25/33^.............      416,850        418,191
        Wells Fargo Home Equity Trust
          3.474%, due 06/25/19^.............      903,851        904,584
                                                          --------------
                                                              74,953,591
                                                          --------------
        AUTOMOBILES - 0.2%
        Daimler Chrysler NA Holdings
          7.200%, due 09/01/09..............      255,000        277,823
        General Motors Corp.
          7.200%, due 01/15/11..............      555,000        516,150
         8.250%, due 07/15/23...............      580,000        482,850
         8.375%, due 07/15/33...............    3,600,000      3,024,000

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       AUTOMOBILES - CONTINUED
       TRW Automotive, Inc.
         9.375%, due 02/15/13............... $     76,000 $       84,550
                                                          --------------
                                                               4,385,373
                                                          --------------
       BANKS - 0.3%
       ABN AMRO NA Holding Capital
         6.523%, due 12/01/49^
           (144A)(c)........................      345,000        380,770
       ANZ Capital Trust I 5.360%, due
         12/29/49 (144A)(b).................      525,000        541,186
       HSBC Capital Funding LP
         1.000%, due 12/29/49
           (144A)(c)........................      585,000        570,889
        9.547%, due 12/31/49^
          (144A)(c).........................      350,000        426,899
       Popular N.A., Inc.
         6.125%, due 10/15/06...............      610,000        621,991
        4.700%, due 06/30/09................       50,000         50,569
       Rabobank Capital Fund III 5.254%,
         due 12/29/49^(144A)(c).............      370,000        380,330
       RBS Capital Trust II
         6.425%, due 12/29/49^..............      120,000        133,570
       RBS Capital Trust III
         5.512%, due 09/29/49^..............      815,000        847,999
       SunTrust Banks, Inc.
         2.500%, due 11/01/06...............      525,000        513,114
       US Bank NA
         2.850%, due 11/15/06...............      695,000        683,759
       Westpac Capital Trust III 5.819%, due
         12/29/49^(144A)(b).................       80,000         85,009
       Westpac Capital Trust IV 5.256%, due
         12/29/49^(144A)(b).................      165,000        168,669
       Fleet Boston Financial Corp.
         7.375%, due 12/01/09...............       70,000         78,641
                                                          --------------
                                                               5,483,395
                                                          --------------
       CHEMICALS - 0.1%
       Dow Chemical Co.
         7.375%, due 11/01/29...............      185,000        239,695
       Huntsman International LLC
         9.875%, due 03/01/09...............       70,000         75,250
       ICI Wilmington, Inc.
         5.625%, due 12/01/13...............      340,000        353,353
       Lyondell Chemical Co.
         10.875%, due 05/01/09..............      120,000        125,100
                                                          --------------
                                                                 793,398
                                                          --------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - 7.4%
       Adjustable Rate Mortgage Trust
         4.660%, due 05/25/35^..............    8,618,026      8,626,110

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Bank America Mortgage Securities
         3.764%, due 01/25/34^.............. $  3,105,255 $    3,112,844
       Bank of America Funding Corp.
         4.118%, due 05/25/35^..............   11,700,000     11,565,467
       Bear Stearns Adjustable Rate Mortgage
         Trust 5.350%, due 02/25/33^........      336,313        339,501
       Bear Stearns ALT-A Trust
         5.450%, due 05/25/35...............    8,914,920      9,085,292
       Bear Stearns Commercial Mortgage
         Securities, Inc.
        3.436%, due 05/14/16^
          (144A)(c).........................    6,469,663      6,476,938
        5.060%, due 11/15/16................      431,597        440,068
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c).................    1,217,768      1,236,560
       Countrywide Alternative Loan Trust
         5.750%, due 07/25/32...............       15,161         15,135
       Countrywide Home Loans
         3.634%, due 03/25/35^..............    8,001,456      8,008,100
        3.654%, due 06/25/35^
          (144A)(b).........................   19,200,000     19,205,985
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17...............    2,369,475      2,392,547
        2.478%, due 03/25/32^
          (144A)(c).........................      448,893        449,600
        6.500%, due 04/25/33................    1,282,066      1,297,451
        2.360%, due 08/25/33^
          (144A)(c).........................    1,327,556      1,334,827
       Credit-Based Asset Servicing &
         Securitization
         3.654%, due 08/25/29^..............       54,390         54,446
       GMAC Mortgage Corp.
         5.940%, due 07/01/13...............      101,106         99,063
       Green Tree Financial Corp.
         6.220%, due 03/01/30...............      255,282        260,075
       GSR Mortgage Loan Trust
         6.000%, due 03/25/32...............       12,602         12,643
       Harborview Mortgage Loan Trust
         3.480%, due 05/19/35^..............    8,477,231      8,441,733
       Homestar Mortgage Acceptance Corp.
         3.504%, due 01/25/22^..............      154,710        154,821
       Indymac ARM Trust
         3.957%, due 01/25/32^..............        7,672          7,657
       Indymac MBS Inc.
         3.714%, due 05/25/33^..............    4,033,692      4,041,466
       Mellon Residential Funding Corp.
         3.894%, due 07/25/29^..............      114,349        115,254
       MLCC Mortgage Investors, Inc.
         3.600%, due 03/15/25^..............      218,274        219,397

         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
         Morgan Stanley Dean Witter Capital
           4.920%, due 03/12/35............ $    495,000 $      508,384
         Renaissance Home Equity Loan Trust
           3.754%, due 08/25/33^...........    1,190,084      1,195,535
         Residential Accredit Loans, Inc.
           5.500%, due 06/25/17............       32,878         33,050
          3.714%, due 03/25/33^............    3,954,567      3,957,756
         Residential Funding Mortgage
           Securities
           3.664%, due 06/25/18^...........    2,094,840      2,095,109
         Sequoia Mortgage Trust
           3.610%, due 07/20/33^...........    1,534,387      1,537,201
         Structured Asset Mortgage
           Investments, Inc.
           4.419%, due 03/25/32^...........    3,898,841      3,932,032
          3.544%, due 06/19/35^............    7,949,435      7,966,538
         Washington Mutual, Inc.
           6.000%, due 03/25/17............      272,806        272,691
          3.584%, due 12/25/27^............    8,528,079      8,525,084
          5.129%, due 10/25/32^............      303,451        305,601
          3.765%, due 02/27/34^............    1,247,397      1,246,025
          4.004%, due 12/25/40^............       11,246         11,231
          3.900%, due 06/25/42^............    4,066,490      4,109,743
          3.903%, due 08/25/42^............   63,800,000      5,226,312
         Wells Fargo Mortgage Backed
           Securities Trust
           4.658%, due 09/25/33............   38,666,000     16,323,264
                                                         --------------
                                                            144,238,536
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 0.0%
         Allied Waste North America, Inc.
           6.125%, due 02/15/14............      315,000        294,131
          7.375%, due 04/15/14.............       15,000         13,950
         Cendant Corp.
           7.125%, due 03/15/15............      240,000        273,719
         Xerox Corp.
           7.625%, due 06/15/13............       50,000         54,062
                                                         --------------
                                                                635,862
                                                         --------------
         CONTAINERS & PACKAGING - 0.0%
         Owens Brockway Glass Container
           7.750%, due 05/15/11............       55,000         58,712
                                                         --------------
         ELECTRIC UTILITIES - 0.3%
         Alabama Power Co.
           2.800%, due 12/01/06............      250,000        245,908
         Arizona Public Service Co.
           4.650%, due 05/15/15............      165,000        162,823
         Dominion Resources, Inc.
           8.125%, due 06/15/10............      335,000        386,383
          6.300%, due 03/15/33.............      210,000        229,160

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         DTE Energy Co. 6.375%, due
           04/15/33....................... $    260,000 $      285,303
         Entergy Gulf States 3.600%, due
           06/01/08.......................    1,400,000      1,371,447
         FPL Group Capital, Inc.
           7.625%, due 09/15/06...........      405,000        421,691
         Pacificorp 4.300%, due 09/15/08..      250,000        251,149
         Pepco Holdings, Inc.
           6.450%, due 08/15/12...........       90,000         98,345
          7.450%, due 08/15/32............      180,000        223,378
         PSEG Power LLC
           5.500%, due 12/01/15...........      420,000        437,924
          8.625%, due 04/15/31............      245,000        339,299
         TXU Energy Co. 3.920%, due
           01/17/06^......................      800,000        799,897
         Progress Energy, Inc. 6.850%, due
           04/15/12.......................      650,000        723,094
                                                        --------------
                                                             5,975,801
                                                        --------------
         ENERGY EQUIPMENT & SERVICES - 0.0%
         Peabody Energy Corp.
           6.875%, due 03/15/13...........       70,000         74,550
                                                        --------------
         FINANCIALS - DIVERSIFIED - 1.8%
         American General Finance Corp.
           3.000%, due 11/15/06...........      605,000        595,639
          4.500%, due 11/15/07............      280,000        280,748
         CIT Group, Inc. 7.750%, due
           04/02/12.......................    1,900,000      2,231,381
         Citigroup, Inc. 5.625%, due
           08/27/12.......................    1,000,000      1,069,704
         Ford Motor Credit Co.
           4.389%, due 03/21/07^..........    9,200,000      9,010,232
          7.375%, due 10/28/09............       60,000         58,684
          7.875%, due 06/15/10............    1,070,000      1,058,440
          7.000%, due 10/01/13............      470,000        451,645
         General Electric Capital Corp.
           5.450%, due 01/15/13...........      375,000        398,406
          6.750%, due 03/15/32............      165,000        204,307
         General Motors Acceptance Corp.
           5.850%, due 01/14/09...........    1,000,000        938,138
         Goldman Sachs Group, Inc.
           3.491%, due 07/23/09^..........    6,700,000      6,741,058
          5.700%, due 09/01/12............       55,000         58,607
          5.000%, due 10/01/14............      525,000        531,632
          6.345%, due 02/15/34............      395,000        429,456
         Heller Financial, Inc.
           6.375%, due 03/15/06...........      400,000        406,816
         ING Capital Funding Trust III
           8.439%, due 12/31/49^..........      200,000        236,869

        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - CONTINUED
        Mid-State Trust, Class A
          7.791%, due 03/15/38............. $    355,906 $      396,539
        Mizuho Financial Group, Inc.
         8.790%, due 12/29/49^
           (144A)(c).......................      390,000        430,570
         9.870%, due 12/31/49^
           (144A)(c).......................      410,000        464,784
        Morgan Stanley Group, Inc.
          5.300%, due 03/01/13.............      800,000        832,694
        Nisource Finance Corp.
          6.150%, due 03/01/13.............      475,000        514,094
        Prudential Holding, LLC 8.695%, due
          12/18/23(144A)(c)................      150,000        198,703
        Qwest Capital Funding, Inc.
          7.750%, due 08/15/06.............      700,000        719,250
        SLM Corp. 5.625%, due 04/10/07.....      775,000        794,900
        Small Business Administration
         7.449%, due 08/01/10..............      964,154      1,038,122
         6.353%, due 03/01/11..............      218,761        230,326
         5.500%, due 10/01/18..............      183,818        190,137
        Ford Motor Co.
          7.450%, due 07/16/31.............    4,400,000      3,673,190
                                                         --------------
                                                             34,185,071
                                                         --------------
        FOOD & DRUG RETAILING - 0.0%
        Safeway, Inc.
          4.125%, due 11/01/08.............      480,000        473,453
                                                         --------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
        HCA, Inc. 5.250%, due 11/06/08.....      450,000        450,574
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 0.0%
        UnitedHealth Group, Inc.
          3.300%, due 01/30/08.............      340,000        332,326
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 0.0%
        Starwood Hotels & Resorts 7.375%,
          due 11/15/15.....................       40,000         44,700
                                                         --------------
        HOUSEHOLD DURABLES - 0.1%
        Centex Corp.
          5.700%, due 05/15/14.............      280,000        291,126
        D.R. Horton, Inc.
          8.500%, due 04/15/12.............       60,000         65,702
        KB Home 5.750%, due 02/01/14.......      430,000        428,322
        Pulte Homes, Inc. 5.250%,
          due 01/15/14.....................      290,000        290,381
        Standard Pacific Corp.
          6.875%, due 05/15/11.............       85,000         86,488
                                                         --------------
                                                              1,162,019
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 0.0%
        Nationwide Financial Services, Inc.
         6.250%, due 11/15/11.............. $     55,000 $       60,662
         5.900%, due 07/01/12..............       60,000         64,892
                                                         --------------
                                                                125,554
                                                         --------------
        MEDIA - 0.2%
        Clear Channel Communications, Inc.
          5.500%, due 09/15/14.............      300,000        285,040
        Comcast Cable Holdings
          8.375%, due 03/15/13.............      506,000        617,899
        Comcast Corp. 7.050%, due
          03/15/33.........................       75,000         88,843
        Cox Communications, Inc.
          4.625%, due 06/01/13.............      430,000        418,087
        Echostar DBS Corp. 6.375%, due
          10/01/11.........................       70,000         69,738
        News America Holdings, Inc.
          7.750%, due 01/20/24.............       25,000         30,084
        Time Warner Cos, Inc.
          9.150%, due 02/01/23.............      155,000        213,342
         8.375%, due 03/15/23..............      260,000        333,280
         7.625%, due 04/15/31..............      310,000        388,382
        News America Holdings, Inc.
          8.250%, due 08/10/18.............      110,000        135,555
        Tele-Communications TCI Group
          7.875%, due 02/15/26.............      175,000        219,180
                                                         --------------
                                                              2,799,430
                                                         --------------
        OIL & GAS - 0.6%
        Duke Capital LLC
         6.250%, due 02/15/13..............      375,000        405,437
         8.000%, due 10/01/19..............       55,000         68,225
        El Paso Corp. 7.750%, due
          01/15/32.........................    2,875,000      2,817,500
        Husky Energy, Inc. 6.150%, due
          06/15/19.........................      215,000        232,424
        Kinder Morgan Energy Partners
         7.400%, due 03/15/31..............      225,000        275,013
         7.750%, due 03/15/32..............      135,000        171,929
         7.300%, due 08/15/33..............       90,000        109,540
        Magellan Midstream Partners
          5.650%, due 10/15/16.............      385,000        398,775
        Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............    1,700,000      1,910,800
         8.625%, due 02/01/22..............    2,944,000      3,635,840
        PG&E Corp.
          3.820%, due 04/03/06^............    1,325,000      1,325,000
        Pioneer Natural Resource
          5.875%, due 07/15/16.............      405,000        409,249
        Reliant Resource, Inc.
          9.500%, due 07/15/13.............      120,000        133,800

        ----------------------------------------------------------------
        SECURITY                                 PAR          VALUE
        DESCRIPTION                             AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Transcontinental Gas Pipe Line Corp.
          8.875%, due 07/15/12 Series B..... $     35,000 $       41,825
        Valero Energy Corp. 7.500%, due
          04/15/32..........................      225,000        278,619
        Williams Companies, Inc. (The)
          8.125%, due 03/15/12..............       35,000         39,900
                                                          --------------
                                                              12,253,876
                                                          --------------
        PAPER & FOREST PRODUCTS - 0.0%
        Georgia-Pacific Corp.
          7.375%, due 07/15/08..............       15,000         16,031
        International Paper Co.
          5.850%, due 10/30/12..............      115,000        120,404
                                                          --------------
                                                                 136,435
                                                          --------------
        PHARMACEUTICALS - 0.0%
        Wyeth 6.450%, due 02/01/24..........      160,000        182,696
                                                          --------------
        RETAIL - MULTILINE - 0.0%
        Federated Department Stores, Inc.
          6.300%, due 04/01/09..............       60,000         63,766
                                                          --------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
        Qwest Communications International,
          Inc. 7.500%, due 02/15/14
          (144A)(c).........................      511,000        486,089
        Qwest Corp. 9.125%, due 03/15/12
          (144A)(c).........................    1,720,000      1,879,100
        SBC Communications, Inc.
          4.125%, due 09/15/09..............    4,000,000      3,970,632
         5.100%, due 09/15/14...............      380,000        389,246
         5.625%, due 06/15/16...............      455,000        480,731
        Sprint Capital Corp.
          6.900%, due 05/01/19..............      220,000        252,545
        Verizon Global Funding Corp.
          7.375%, due 09/01/12..............      185,000        216,478
        Verizon New York, Inc.
          6.875%, due 04/01/12 Series A.....      325,000        359,670
         7.375%, due 04/01/32 Series B......      155,000        182,629
                                                          --------------
                                                               8,217,120
                                                          --------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
        AT&T Wireless Services, Inc.
          7.875%, due 03/01/11..............      260,000        302,515
         8.125%, due 05/01/12...............        5,000          5,999
         8.750%, due 03/01/31...............      245,000        344,462
        Cingular Wireless LLC
          6.500%, due 12/15/11..............      700,000        774,303
        Nextel Communications, Inc.
          7.375%, due 08/01/15..............       70,000         75,950
                                                          --------------
                                                               1,503,229
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
         5.590%, due 05/17/25................ $     60,000 $       62,548
        7.800%, due 05/15/27.................        7,000          9,311
        5.640%, due 05/17/29.................      168,000        176,283
        7.250%, due 02/15/31.................       65,000         83,284
       Union Pacific Corp.
         6.625%, due 02/01/29................       50,000         58,725
                                                           --------------
                                                                  390,151
                                                           --------------
       Total Domestic Bonds & Debt Securities
       (Cost $297,144,580)                                    299,653,349
                                                           --------------
       FOREIGN BONDS & DEBT SECURITIES - 8.9%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC
         6.750%, due 07/15/13................      220,000        245,730
                                                           --------------
       BRAZIL - 0.8%
       Federal Republic of Brazil
         4.250%, due 04/15/09^...............      848,000        849,696
        11.250%, due 07/26/07................      700,000        784,000
        11.500%, due 03/12/08................    2,140,000      2,468,490
        4.312%, due 04/15/09^................      451,795        447,345
        9.230%, due 06/29/09^................    1,380,000      1,602,525
        11.000%, due 01/11/12................    1,265,000      1,508,512
        4.312%, due 04/15/12^................    3,549,457      3,414,046
        8.000%, due 04/15/14.................    3,683,665      3,770,047
        11.000%, due 08/17/40................      825,000        993,506
                                                           --------------
                                                               15,838,167
                                                           --------------
       CANADA - 0.0%
       Abitibi-Consolidated, Inc.
         6.000%, due 06/20/13................       15,000         13,875
       Rogers Wireless, Inc.
         6.375%, due 03/01/14................      435,000        444,787
                                                           --------------
                                                                  458,662
                                                           --------------
       CAYMAN ISLANDS - 0.0%
       Hutchison Whampoa International Ltd.
         6.250%, due 01/24/14
           (144A)(c).........................      245,000        263,898
       Mizuho Finance 5.790%, due 04/15/14
         (144A)(c)...........................      315,000        331,903
                                                           --------------
                                                                  595,801
                                                           --------------
       COLOMBIA - 0.0%
       Republic of Colombia
         9.750%, due 04/09/11................      375,600        430,813
                                                           --------------
       FRANCE - 0.6%
       AXA S.A. 8.600%, due 12/15/30.........       60,000         81,957
       France Telecom S.A.
         7.750%, due 03/01/11................      400,000        464,731
        8.500%, due 03/01/31.................      165,000        230,765

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          FRANCE - CONTINUED
          Republic of France 0.010%, due
            09/01/05...................... $  9,000,000 $   10,847,814
                                                        --------------
                                                            11,625,267
                                                        --------------
          GERMANY - 4.6%
          Bundesrepublik Deutschland
            0.010%, due 07/13/05..........   25,000,000     30,223,556
          Federal Republic of Germany
            5.500%, due 01/04/31..........   37,300,000     58,778,427
                                                        --------------
                                                            89,001,983
                                                        --------------
          HONG KONG - 0.2%
          Hong Kong Government 5.125%, due
            08/01/14 (144A)(c)............    4,000,000      4,189,212
                                                        --------------
          ITALY - 0.0%
          Telecom Italia Capital
            4.000%, due 11/15/08..........      270,000        266,129
           4.000%, due 01/15/10
             (144A)(c)....................      510,000        496,059
                                                        --------------
                                                               762,188
                                                        --------------
          KOREA - 0.1%
          Industrial Bank of Korea
            4.000%, due 05/19/14^
              (144A)(c)...................      335,000        325,945
          Korea First Bank
            7.267%, due 03/03/34^
              (144A)(c)...................      240,000        270,217
          Woori Bank Korea
            5.750%, due 03/13/14^
              (144A)(b)...................      305,000        313,187
                                                        --------------
                                                               909,349
                                                        --------------
          MEXICO - 0.6%
          United Mexican States
            6.375%, due 01/16/13..........    1,185,000      1,275,060
           6.625%, due 03/03/15...........      705,000        777,615
           8.000%, due 09/24/22...........    1,500,000      1,841,250
           11.500%, due 05/15/26..........      130,000        208,975
           8.300%, due 08/15/31...........    5,925,000      7,391,437
                                                        --------------
                                                            11,494,337
                                                        --------------
          NETHERLANDS - 0.0%
          Deutsche Telekom Finance
            5.250%, due 07/22/13..........      425,000        441,970
           8.125%, due 06/15/30...........       50,000         67,909
                                                        --------------
                                                               509,879
                                                        --------------
          NORWAY - 0.0%
          Den Norske Bank
            7.729%, due 06/29/49^
              (144A)(b)...................      115,000        134,813
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         PANAMA - 0.2%
         Republic of Panama
          8.250%, due 04/22/08............. $    750,000 $      821,250
          9.625%, due 02/08/11.............    1,560,000      1,872,000
          9.375%, due 07/23/12.............      410,000        498,150
          9.375%, due 01/16/23.............      880,000      1,091,200
                                                         --------------
                                                              4,282,600
                                                         --------------
         PERU - 0.3%
         Republic of Peru
          9.125%, due 01/15/08.............    2,600,000      2,886,000
          9.125%, due 02/21/12.............    1,660,000      1,950,500
          9.875%, due 02/06/15.............      400,000        497,000
                                                         --------------
                                                              5,333,500
                                                         --------------
         RUSSIA - 1.3%
         Morgan Stanley (Gazprom) 9.625%,
           due 03/01/13 (144A)(c)..........      130,000        160,063
         Republic of Ukraine
           7.650%, due 06/11/13
             (144A)(b).....................      500,000        552,375
         Republic of Ukraine, Series AI
           11.000%, due 03/15/07...........    2,568,648      2,714,290
         Russian Federation
          8.750%, due 07/24/05.............    3,295,000      3,303,897
          8.250%, due 03/31/10 (144A)......      240,000        261,984
          11.000%, due 07/24/18............      100,000        148,890
         Russian Federation 5.000%/7.5000%,
           due 03/31/30++..................   15,165,000     16,877,128
         Ukraine Republic
           6.875%, due 03/04/11............      200,000        211,210
                                                         --------------
                                                             24,229,837
                                                         --------------
         SINGAPORE - 0.0%
         United Overseas Bank, Ltd. 5.375%,
           due 09/03/19^(144A)(c)..........      470,000        485,093
                                                         --------------
         SOUTH AFRICA - 0.1%
         Republic of South Africa
           9.125%, due 05/19/09............      700,000        813,750
                                                         --------------
         SWEDEN - 0.0%
         Skandinaviska Enskilda Banken
           4.958%, due 03/29/49^
             (144A)(b).....................      415,000        414,406
         Swedbank Foreningssparbanken
           9.000%, due 12/29/49^
             (144A)(b).....................      180,000        212,907
                                                         --------------
                                                                627,313
                                                         --------------
         UNITED KINGDOM - 0.1%
         BP Capital Markets Plc
           2.750%, due 12/29/06............      380,000        374,058
         British Telecom Plc
           8.125%, due 12/15/10............      190,000        225,209

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       UNITED KINGDOM - CONTINUED
       HBOS Capital Funding LP
         5.250%, due 06/30/49^
           (144A)(c)........................ $     45,000 $       48,660
       HBOS Plc 5.375%, due 12/29/49
         (144A)(c)..........................      285,000        294,385
       HBOS Treasury Services Plc 3.600%,
         due 08/15/07 (144A)(c).............      425,000        421,295
       Standard Chartered Bank 8.000%,
         due 05/30/31 (144A)(b).............      235,000        321,520
                                                          --------------
                                                               1,685,127
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $172,597,407)                                   173,653,421
                                                          --------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 86.2%
       Federal Home Loan Bank
        5.500%, due 07/01/07................      565,183        573,974
        4.500%, due 10/01/07................    3,666,756      3,685,626
        7.000%, due 09/01/10................       13,792         14,448
        6.500%, due 04/01/11................      131,832        137,164
        6.000%, due 05/01/11................      179,135        185,383
        5.500%, due 05/01/14................      105,358        108,274
        6.000%, due 06/01/14................      129,898        134,396
        6.000%, due 10/01/14................       31,306         32,390
        6.000%, due 03/01/15................        4,860          5,028
        5.500%, due 04/01/16................       76,068         78,142
        5.500%, due 09/01/19................    5,945,693      6,107,885
        6.000%, due 03/01/21................    1,019,411      1,051,901
        6.000%, due 01/01/22................    3,320,176      3,425,994
        6.000%, due 10/01/22................   11,134,170     11,481,485
        6.000%, due 12/01/22................      639,252        659,192
        6.000%, due 02/01/23................    1,339,625      1,381,412
        5.500%, due 03/01/23................    3,236,925      3,306,151
        6.000%, due 04/01/23................      534,289        550,879
        4.672%, due 01/01/29^...............    4,433,954      4,566,971
        6.500%, due 06/01/29................        5,559          5,776
        5.942%, due 11/01/31^...............      398,938        403,083
        5.500%, due 05/01/35................   59,494,085     60,381,097
                                                          --------------
                                                              98,276,651
                                                          --------------
       Federal Home Loan Mortgage Corp.
        2.750%, due 02/15/12................    7,160,126      7,116,318
        4.000%, due 12/15/12................      132,000        131,944
        4.000%, due 09/15/16................   14,777,812     14,772,960
        5.000%, due 09/15/16................    2,146,230      2,167,415
        3.500%, due 03/15/17................   18,699,000     18,621,822
        4.500%, due 02/15/18................    3,509,880      3,508,587
        5.000%, due 06/15/18................    6,395,793      6,415,520
        6.500%, due 02/15/19................      532,634        534,010
        6.000%, due 10/15/22................      179,551        179,637
        6.500%, due 10/15/22................       13,651         13,642
        4.625%, due 11/15/23^...............    1,785,916      1,888,582

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
           6.500%, due 01/15/24........... $    145,000 $      156,388
           3.820%, due 05/15/29^..........      883,122        887,823
           6.000%, due 12/15/29...........    1,071,321      1,073,824
           3.500%, due 07/15/32...........      794,660        782,546
           5.213%, due 08/01/32^..........    3,978,489      4,026,016
           3.470%, due 07/15/34^..........    1,218,770      1,222,434
           5.000%, due TBA (a)............   15,000,000     14,971,875
                                                        --------------
                                                            78,471,343
                                                        --------------
          Federal National Mortgage Assoc.
           3.319%, due 09/22/06^..........   36,600,000     36,589,569
           6.090%, due 10/01/08...........      477,809        499,233
           6.000%, due 11/01/08...........       25,529         26,258
           6.500%, due 03/01/09...........        5,580          5,687
           4.000%, due 08/25/09...........    8,264,346      8,269,363
           5.500%, due 11/01/10...........      380,554        386,145
           7.000%, due 04/01/11...........       92,596         97,110
           7.000%, due 05/01/11...........       44,323         46,256
           4.500%, due 08/25/11...........   26,620,958     26,715,532
           8.000%, due 11/01/13...........       51,271         53,393
           6.500%, due 12/01/13...........       31,475         32,778
           5.000%, due 04/25/14...........   17,850,806     17,890,822
           8.000%, due 08/01/14...........       15,727         16,338
           6.500%, due 04/01/16...........      350,888        365,524
           6.500%, due 06/01/16^..........      158,354        164,959
           6.500%, due 07/01/16...........      450,334        469,118
           6.500%, due 08/01/16...........       25,095         26,142
           6.000%, due 09/01/16...........       88,956         92,031
           6.500%, due 09/01/16...........      154,505        160,950
           6.500%, due 10/01/16...........      321,506        334,917
           6.500%, due 02/01/17...........      184,752        192,459
           6.000%, due 03/01/17...........      348,223        360,274
           6.000%, due 04/01/17...........      123,875        128,162
           3.500%, due 04/25/17...........    4,945,828      4,921,115
           6.000%, due 05/01/17...........      185,920        192,354
           6.000%, due 06/01/17...........      138,850        143,655
           6.000%, due 07/01/17...........      237,821        246,052
           6.500%, due 07/01/17...........      224,365        233,742
           6.000%, due 08/01/17...........      122,862        127,114
           6.500%, due 10/01/17...........       68,379         71,237
           5.500%, due 11/01/17...........    5,926,986      6,090,271
           5.000%, due 02/01/18...........      152,429        154,303
           5.000%, due 05/01/18...........       19,187         19,423
           5.000%, due 07/01/18...........      449,865        455,398
           5.000%, due 11/01/18...........       80,035         81,019
           5.000%, due 12/01/18...........      781,813        791,428
           6.000%, due 12/01/18...........       98,056        101,249
           5.000%, due 02/01/19...........    1,382,455      1,399,458
           5.000%, due 03/01/19...........       95,464         96,614
           5.000%, due 04/01/19...........      924,446        935,584
           5.000%, due 06/01/19...........      473,863        479,879

               --------------------------------------------------
               SECURITY                   PAR          VALUE
               DESCRIPTION               AMOUNT       (NOTE 2)
               --------------------------------------------------

               U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
                5.000%, due 07/01/19. $  1,017,424 $    1,029,683
                5.000%, due 09/01/19.    3,935,887      3,983,309
                5.000%, due 10/01/19.      116,512        117,916
                5.000%, due 11/01/19.      141,814        143,522
                5.000%, due 12/01/19.      558,413        565,210
                5.000%, due 01/01/20.      718,480        727,156
                5.000%, due 02/01/20.       95,108         96,254
                5.000%, due 03/01/20.      202,098        204,542
                6.000%, due 06/01/22.    9,634,672      9,930,694
                6.000%, due 09/01/22.    2,706,804      2,790,581
                6.000%, due 10/01/22.    1,738,426      1,791,838
                6.000%, due 01/01/23.    3,028,274      3,121,317
                5.500%, due 06/01/23.    4,009,922      4,094,641
                8.000%, due 10/01/25.       12,822         13,825
                4.568%, due 10/01/28^      989,822      1,013,930
                7.500%, due 09/01/30.        4,102          4,385
                6.000%, due 12/25/30.    2,519,030      2,517,672
                6.949%, due 02/01/31^    2,032,639      2,083,723
                4.795%, due 09/01/31^      518,404        534,595
                3.660%, due 09/18/31^    2,997,767      3,018,129
                4.214%, due 04/25/32^    1,196,016      1,219,133
                5.567%, due 07/01/32^      548,803        551,233
                5.458%, due 09/01/32^    1,460,902      1,486,467
                5.500%, due 10/01/32.      844,997        857,838
                4.814%, due 11/01/32^    2,145,074      2,182,136
                5.500%, due 11/01/32.    1,284,844      1,304,369
                5.500%, due 12/01/32.    3,204,006      3,252,694
                5.500%, due 01/01/33.       36,367         36,920
                5.500%, due 03/01/33.      371,138        376,672
                5.500%, due 07/01/33.      512,213        519,850
                5.500%, due 08/01/33.      773,496        785,029
                6.000%, due 02/01/34.      899,915        923,239
                3.360%, due 05/25/34^    2,134,647      2,129,415
                5.500%, due 06/01/34.   14,121,288     14,327,137
                5.500%, due 07/01/34.      906,419        919,632
                4.998%, due 09/01/34^   11,895,005     12,048,706
                5.227%, due 09/01/34^      813,308        816,528
                6.000%, due 09/01/34.      427,160        438,217
                5.500%, due 10/01/34.    6,594,547      6,690,677
                5.500%, due 11/01/34.    1,923,569      1,951,609
                6.000%, due 11/01/34.    9,265,388      9,505,222
                4.821%, due 12/01/34^    8,112,922      8,203,333
                4.845%, due 12/01/34^   22,207,270     22,459,389
                5.500%, due 12/01/34.    1,913,021      1,940,907
                5.500%, due 01/01/35.    1,864,610      1,891,791
                5.500%, due 02/01/35.  129,020,720    130,901,520
                5.500%, due 03/01/35.   27,853,167     28,259,517
                5.500%, due 04/01/35.    2,047,776      2,077,667
                5.500%, due 05/01/35.    9,485,153      9,623,605

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                PAR          VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 06/01/35.............. $  6,993,190 $    7,095,268
         5.015%, due 12/01/36^.............    2,390,026      2,433,415
         3.704%, due 08/01/41^.............   13,929,003     14,102,127
         3.754%, due 09/01/41^.............    6,612,749      6,746,574
         3.704%, due 07/01/42^.............    6,787,988      6,857,067
         3.704%, due 08/01/42^.............    5,850,000      5,910,839
         3.704%, due 10/01/44..............    8,600,000      8,689,438
         4.000%, due TBA(a)................   95,000,000     93,070,360
         5.000%, due TBA(a)................    2,000,000      2,014,063
         5.500%, due TBA(a)................  461,100,000    467,440,125
         6.000%, due TBA(a)................   38,500,000     39,462,500
                                                         --------------
                                                          1,068,748,065
                                                         --------------
        Federal National Mortgage Assoc.,
          REMIC
         6.250%, due 10/25/22..............      257,544        257,265
         6.000%, due 06/01/29..............       90,259         92,776
                                                         --------------
                                                                350,041
                                                         --------------
        Government National Mortgage Assoc.
         8.250%, due 02/15/09..............       24,658         25,472
         6.000%, due 04/15/14..............      104,249        108,310
         4.375%, due 02/20/22^.............       62,095         63,141
         3.375%, due 04/20/22^.............        8,609          8,738
         4.375%, due 01/20/23^.............      136,572        138,580
         7.000%, due 10/15/23..............       86,452         92,007
         7.500%, due 01/15/26..............       55,382         59,507
         4.125%, due 01/20/26^.............       78,672         80,038
         4.375%, due 02/20/26^.............       67,156         68,353
         3.375%, due 05/20/26^.............      116,753        118,346
         4.125%, due 11/20/26^.............       45,759         46,641
         4.375%, due 01/20/27^.............       39,640         40,276
         4.375%, due 02/20/27^.............       43,997         44,691
         3.375%, due 06/20/27^.............       41,128         41,790
         3.750%, due 08/20/27^.............      328,826        334,078
         3.500%, due 09/20/27^.............      195,818        197,408
         4.125%, due 11/20/27^.............      227,201        231,075
         4.250%, due 02/20/28^.............       97,340         98,821
         4.250%, due 03/20/28^.............       89,569         90,891
         3.375%, due 05/20/28^.............       46,167         46,922
         4.125%, due 10/20/28^.............       96,698         97,847
         3.375%, due 04/20/29^.............      105,628        106,921
         3.875%, due 04/20/29^.............      239,123        243,808
         3.375%, due 05/20/29^.............      117,330        119,147
         3.500%, due 07/20/29^.............      120,548        121,732
         3.500%, due 08/20/29^.............      105,513        106,736
         3.500%, due 09/20/29^.............      235,385        237,846
         4.125%, due 10/20/29^.............       78,077         79,217
         4.250%, due 01/20/30^.............      393,404        399,316
         3.375%, due 04/20/30^.............      273,783        278,425
         3.375%, due 05/20/30^.............      368,525        374,769

         --------------------------------------------------------------
         SECURITY                               PAR          VALUE
         DESCRIPTION                           AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          3.375%, due 06/20/30^............ $    148,854 $      151,106
          4.125%, due 10/20/30^............       27,854         28,233
          4.125%, due 11/20/30^............      453,719        459,712
          4.125%, due 12/20/30^............       12,934         13,111
          7.500%, due 04/15/31.............    6,330,097      7,119,913
          3.375%, due 04/20/31^............      318,900        323,847
          3.500%, due 08/20/31^............       51,917         52,439
          4.500%, due 10/20/31^............       14,955         15,376
          3.750%, due 03/20/32^............        8,099          8,164
          3.375%, due 04/20/32^............       30,299         30,785
          3.500%, due 04/20/32^............      100,437        102,357
          3.375%, due 05/20/32^............      397,898        402,981
          4.000%, due 07/20/32^............       75,444         76,816
          4.000%, due 03/20/33^............       97,544         98,531
          3.500%, due 09/20/33^............      892,417        897,858
          6.000%, due TBA(a)...............    4,000,000      4,126,248
                                                         --------------
                                                             18,008,326
                                                         --------------
         Government National Mortgage
         Assoc., REMIC
          3.736%, due 02/16/30^............       92,676         93,569
          3.536%, due 01/16/31^............      395,360        396,956
                                                         --------------
                                                                490,525
                                                         --------------
         U.S. Treasury Bond
          8.750%, due 05/15/17.............   34,200,000     49,115,749
          7.875%, due 02/15/21.............    5,400,000      7,645,433
          8.125%, due 05/15/21.............   14,800,000     21,432,842
          6.125%, due 11/15/27.............      875,000      1,105,303
          5.375%, due 02/15/31.............    3,565,000      4,207,816
                                                         --------------
                                                             83,507,143
                                                         --------------
         U.S. Treasury Inflation Index Note
          3.625%, due 01/15/08.............   15,648,620     16,563,705
          3.875%, due 01/15/09.............      474,212        516,132
          1.875%, due 07/15/13.............    7,727,780      7,895,318
          2.000%, due 07/15/14.............   30,221,779     31,150,887
                                                         --------------
                                                             56,126,042
                                                         --------------
         U.S. Treasury Note
          2.500%, due 10/31/06.............   13,000,000     12,819,222
          3.000%, due 12/31/06.............   24,000,000     23,787,192
          4.250%, due 11/15/13.............    7,900,000      8,095,343
          4.750%, due 05/15/14.............   25,000,000     25,957,025
          4.250%, due 11/15/14.............    7,745,000      7,929,254
          4.125%, due 05/15/15.............   37,500,000     38,059,575
          4.875%, due 02/15/12.............  237,500,000    252,306,700
                                                         --------------
                                                            368,954,311
                                                         --------------
         Total U.S. Government & Agency
         Obligations (Cost $1,766,835,701)                1,772,932,447
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                          SHARES/PAR      VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          PREFERRED STOCK - 0.2%
          Federal National Mortgage
            Assoc. 7.00%*^................       41,900 $    2,324,143
          Home Ownership Funding
            13.331%/1.000% +++
              (144A)(b)...................        2,500        848,906
                                                        --------------
          Total Preferred Stock
          (Cost $3,106,000)                                  3,173,049
                                                        --------------
          RIGHTS - 0.0%
          FOREIGN GOVERNMENT - 0.0%
          United Mexican States,
           1.000%, due 06/30/06*(e).......    1,500,000         38,625
           1.000%, due 06/30/07*(e)
             (Cost $0)....................    1,500,000         36,000
                                                        --------------
                                                                74,625
                                                        --------------

          SHORT-TERM INVESTMENTS - 16.4%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 3.2%
          Federal National Mortgage Assoc.
           2.930%, due 07/06/05+.......... $  1,200,000      1,199,508
           3.250%, due 09/14/05+..........   52,400,000     52,044,117
          U.S. Treasury Bill..............
           3.150%, due 09/01/05+..........      500,000        497,437
           3.030%, due 09/15/05+..........      460,000        457,058
           3.240%, due 09/15/05+..........    7,945,000      7,894,875
                                                        --------------
                                                            62,092,995
                                                        --------------
          COMMERCIAL PAPER - 12.1%
          Danske Corp. 3.085%, due
            07/28/05......................   55,000,000     54,872,744
          Rabobank USA Financial Corp.
           3.370%, due 07/01/05...........    5,700,000      5,700,000
           3.150%, due 08/08/05...........   52,500,000     52,325,437
          Skandinaviska Enskilda Banken
           3.030%, due 07/11/05
             (144A)(c)....................    6,300,000      6,294,697
           3.030%, due 07/13/05
             (144A)(c)....................      300,000        299,697
           3.310%, due 09/13/05
             (144A)(c)....................      800,000        794,557
          TotalFinaElf S.A.
           3.370%, due 07/01/05
             (144A)(c)....................    4,900,000      4,900,000
           3.105%, due 07/11/05
             (144A)(c)....................   52,600,000     52,554,633
          UBS Finance, Inc.
           3.105%, due 07/11/05...........      100,000         99,914
           2.975%, due 07/14/05...........   50,600,000     50,545,640
           3.165%, due 08/30/05...........    7,300,000      7,261,492
                                                        --------------
                                                           235,648,811
                                                        --------------

       -----------------------------------------------------------------
       SECURITY                                 PAR          VALUE
       DESCRIPTION                             AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       REPURCHASE AGREEMENTS - 1.1%
       Credit Suisse First Boston Corp.,
         Repurchase Agreement, dated
         06/30/05 at 2.700% to be
         repurchased at $19,001,425 on
         07/01/05 collateralized by
         $19,039,000 U.S. Treasury Note
         4.00% due 05/06/30 with a value of
         $19,484,290....................... $ 19,000,000 $   19,000,000
       State Street Bank & Trust Co.,
         Repurchase Agreement, dated
         06/30/05 at 1.250% to be
         repurchased at $3,044,106 on
         07/01/05 collateralized by
         $3,085,000 FNMA 3.785% due
         03/15/07 with a value of
         $3,108,138........................    3,044,000      3,044,000
                                                         --------------
                                                             22,044,000
                                                         --------------
       Total Short-Term Investments
       (Cost $319,786,542)                                  319,785,806
                                                         --------------
       OPTIONS - 0.0%
       Eurodollar Puts, Expire 09/19/05....       50,000              0
       Eurodollar Puts, Expire 12/19/05....    8,555,000              0
       Swaption Calls, Expire 06/02/06.....    7,000,000        218,484
       U.S. Treasury Bond Futures Calls,
         Expire 08/26/05...................       83,000        158,219
                                                         --------------
       Total Options (Cost $340,291).......                     376,703
                                                         --------------

       TOTAL INVESTMENTS - 134.1%
       (Cost $2,601,279,517)                              2,613,538,551

       Other Assets and Liabilities (net) - (34.1%)        (664,173,832)
                                                         --------------

       TOTAL NET ASSETS - 100.0%                         $1,949,364,719
                                                         ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

*  Non-income producing security.
^ Variable or floating rate security. The stated rate represents the rate at June 30, 2005
+  Zero coupon bond - Interest rate represents current yield to maturity.
++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
+++ Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.
(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.27% of net assets.
(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(d) Security is in default.
(e) Illiquid securities representing in the aggregate 0.00% of net assets. AMBAC - Ambac Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Insurance Association
REMIC - Real Estate Mortgage Investment Conduit
FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.74%
                 AA                                       2.17
                 A                                       11.05
                 BBB                                      2.97
                 BB                                       1.68
                 B                                        0.26
                 Below B                                  0.13
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                        STRIKE      NUMBER OF
        PUT OPTIONS       EXPIRATION    PRICE       CONTRACTS       VALUE
  ---------------------------------------------------------------------------
  OTC 3 Month LIBOR
   Interest Rate Swap     09/23/2005  $      6.00  (19,900,000) $        (40)
  OTC 3 Month LIBOR
   Interest Rate Swap     09/23/2005         7.00  (23,200,000)           --
                                                                ------------
  (Written Option
   Premium $1,031,890)                                          $        (40)
                                                                ============
                                        STRIKE      NUMBER OF
       CALL OPTIONS       EXPIRATION    PRICE       CONTRACTS       VALUE
  ---------------------------------------------------------------------------
  U.S. Treasury Note 10YR
   Future                 08/26/2005  $    114.00     (151,000) $    (99,094)
  U.S. Treasury Note 10YR
   Future                 08/26/2005       116.00     (704,000)      (99,000)
  Swap Option 3 Month
   Libor                  09/23/2005         4.00  (95,300,000)     (328,594)
  Swap Option 3 Month
   Libor                  06/02/2006         4.00  (16,400,000)     (191,421)
                                                                ------------
  (Written Option
   Premium $2,247,123)                                          $   (718,109)
                                                                ============

                           INTEREST
   SECURITIES SOLD SHORT     RATE      MATURITY     PROCEEDS        VALUE
  ---------------------------------------------------------------------------
  U.S. Treasury Note         3.25%     08/15/2007 $ 28,789,730  $ 28,774,583
  U.S. Treasury Note         3.00%     11/15/2007   29,506,572    29,573,460
  U.S. Treasury Note         4.00%     11/15/2012   27,676,238    28,019,215
  U.S. Treasury Note         3.88%     02/15/2013    7,322,915     7,311,125
  U.S. Treasury Note         3.63%     05/15/2013   63,939,572    64,093,877
  U.S. Treasury Note         4.75%     05/15/2014   25,510,784    25,960,950
  U.S. Treasury Note         4.25%     08/15/2014   16,566,714    16,797,192
  Federal National
   Mortgage Assoc.           4.00%            TBA   92,147,188    92,951,610
                                                  ------------  ------------
                                                  $291,449,713  $293,482,012
                                                  ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 98.0%
      AEROSPACE & DEFENSE - 0.1%
      AAR Corp.*.....................................  1,926 $     30,257
      Triumph Group, Inc.*...........................    623       21,656
                                                             ------------
                                                                   51,913
                                                             ------------
      AIR FREIGHT & LOGISTICS - 0.1%
      ABX Air, Inc.*(a)..............................  4,458       36,333
                                                             ------------
      AIRLINES - 0.7%
      Alaska Air Group, Inc.*........................  4,059      120,755
      ExpressJet Holdings, Inc.*..................... 19,563      166,481
      World Air Holdings, Inc.*......................  1,697       19,889
                                                             ------------
                                                                  307,125
                                                             ------------
      AUTO COMPONENTS - 2.5%
      BorgWarner, Inc................................  8,604      461,777
      Noble International Ltd.(a)....................  1,213       28,566
      TBC Corp.*.....................................    824       22,355
      Tenneco Automotive, Inc.*...................... 35,090      583,897
      Titan International, Inc.(a)...................  2,359       32,979
                                                             ------------
                                                                1,129,574
                                                             ------------
      AUTOMOBILES - 3.5%
      Autoliv, Inc................................... 21,400      937,320
      Winnebago Industries, Inc.(a).................. 20,698      677,859
                                                             ------------
                                                                1,615,179
                                                             ------------
      BANKS - 1.4%
      Anchor BanCorp Wisconsin, Inc.(a)..............  1,761       53,288
      Center Financial Corp.(a)......................    461       11,447
      City Holding Co................................  1,148       41,925
      First Regional Bancorp.*(a)....................    122        8,070
      Independent Bank Corp.(a)......................  1,355       38,536
      IndyMac Bancorp, Inc...........................  4,300      175,139
      Lakeland Financial Corp.(a)....................    100        4,068
      Provident Financial Holdings, Inc..............    402       11,300
      R&G Financial Corp. - Class B.................. 14,569      257,726
      Republic Bancorp, Inc. - Class A(a)............    374        8,120
      Southwest Bancorp, Inc.........................    799       16,363
                                                             ------------
                                                                  625,982
                                                             ------------
      BIOTECHNOLOGY - 0.1%
      ArQule, Inc.*(a)...............................  2,208       14,308
      Charles River Laboratories International, Inc.*    158        7,624
      Diversa Corp.*(a)..............................  3,550       18,495
                                                             ------------
                                                                   40,427
                                                             ------------
      BUILDING PRODUCTS - 0.7%
      Huttig Building Producs, Inc.*.................  1,808       19,725
      Louisiana-Pacific Corp......................... 10,300      253,174
      Universal Forest Products, Inc.................  1,503       62,300
                                                             ------------
                                                                  335,199
                                                             ------------
      COMMERCIAL SERVICES & SUPPLIES - 4.4%
      Administaff, Inc.(a)........................... 24,110      572,854
      CCC Information Services Group, Inc.*..........    785       18,801

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - CONTINUED
        Consolidated Graphics, Inc.*..............   2,373 $     96,747
        Darling International, Inc.*..............   4,064       15,240
        Education Management Corp.*...............   5,500      185,515
        Labor Ready, Inc.*........................  10,243      238,764
        NCO Group, Inc.*..........................     993       21,479
        Rent-A-Center, Inc.*......................  28,150      655,613
        Spherion Corp.*...........................   2,300       15,180
        StarTek, Inc.(a)..........................   1,900       31,198
        Steelcase, Inc. - Class A(a)..............   6,930       95,981
        TeleTech Holdings, Inc.*..................   7,483       60,986
                                                           ------------
                                                              2,008,358
                                                           ------------
        COMMUNICATIONS EQUIPMENT - 1.4%
        Brocade Communications Systems, Inc.*(a).. 143,833      558,072
        Methode Electronics, Inc..................   3,744       44,441
        NETGEAR, Inc.*(a).........................     556       10,342
        Redback Networks, Inc.*...................   5,997       38,261
                                                           ------------
                                                                651,116
                                                           ------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
        Commonwealth Telephone Enterprises, Inc...   2,006       84,071
                                                           ------------
        COMPUTERS & PERIPHERALS - 3.9%
        Catapult Communications Corp.*............   2,243       38,266
        Emulex Corp.*.............................  40,589      741,155
        MTS Sytem Corp............................     700       23,506
        Storage Technology Corp.*.................  24,951      905,472
        Systemax, Inc.*...........................   2,477       16,645
        TTM Technologies, Inc.*(a)................   7,120       54,183
                                                           ------------
                                                              1,779,227
                                                           ------------
        CONSTRUCTION & ENGINEERING - 0.1%
        Perini Corp.*(a)..........................   2,964       48,669
                                                           ------------
        CONSTRUCTION MATERIALS - 1.2%
        Eagle Materials, Inc.(a)..................   5,872      543,688
                                                           ------------
        CONTAINERS & PACKAGING - 0.3%
        Graphic Packaging Corp.*(a)...............   2,629        9,596
        Greif, Inc. - Class A(a)..................   2,417      147,679
                                                           ------------
                                                                157,275
                                                           ------------
        ELECTRIC SERVICES - 0.4%
        Alliant Energy Corp.......................     574       16,158
        Black Hills Corp..........................   4,198      154,697
        Puget Energy, Inc.........................     424        9,913
                                                           ------------
                                                                180,768
                                                           ------------
        ELECTRIC UTILITIES - 2.7%
        CMS Energy Corp.*(a)......................  82,441    1,241,561
                                                           ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
        Analogic Corp.............................   2,058      103,558
        Checkpoint Systems, Inc.*.................   3,300       58,410
        Encore Wire Corp.*(a).....................   4,004       46,406
        FEI Co.*(a)...............................     568       12,956

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          OmniVision Technologies, Inc.*(a).......  5,857 $     79,597
          Sigmatel, Inc.*(a)......................  3,118       53,505
          Stoneridge, Inc.*.......................  2,270       14,982
                                                          ------------
                                                               369,414
                                                          ------------
          ENERGY EQUIPMENT & SERVICES - 0.2%
          Energen Corp............................    198        6,940
          TransMontaigne, Inc.*(a)................  6,669       70,024
                                                          ------------
                                                                76,964
                                                          ------------
          FINANCIAL SERVICES - 6.2%
          Accredited Home Lenders Holding Co.*(a).  7,640      336,160
          Affiliated Managers Group, Inc.*(a)..... 12,446      850,435
          Asset Acceptance Capital Corp.*.........  1,632       42,285
          ASTA Funding, Inc.(a)...................  1,130       31,392
          Calamos Asset Management, Inc. - Class A  1,604       43,693
          CompuCredit Corp.*(a)...................  9,000      308,520
          Delphi Financial Group, Inc.............  3,150      139,073
          Doral Financial Corp.(a)................  8,071      133,494
          Firstfed Financial Corp.*............... 12,206      727,600
          Student Loan Corp.......................     13        2,857
          Triad Guaranty, Inc.*...................    788       39,707
          Westcorp................................  2,500      131,050
          World Acceptance Corp.*.................  2,260       67,913
                                                          ------------
                                                             2,854,179
                                                          ------------
          FOOD PRODUCTS - 0.0%
          Andersons, Inc.(The)....................    241        8,630
                                                          ------------
          FOOD RETAILERS - 0.7%
          Ingles Markets, Inc.(a).................    884       12,172
          Nash Finch Co.(a).......................  8,897      326,876
                                                          ------------
                                                               339,048
                                                          ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
          Alliance Imaging, Inc.*(a)..............  2,163       22,625
          American Medical Systems Holdings, Inc.* 16,000      330,400
          Candela Corp.*(a).......................    964       10,074
          Cantel Medical Corp.*(a)................    729       11,926
          EPIX Pharmaceuticals, Inc.*(a)..........  4,900       43,365
          Medical Action Industries, Inc.*........    556        9,925
          Respironics, Inc.*...................... 13,644      492,685
                                                          ------------
                                                               921,000
                                                          ------------
          HEALTH CARE PROVIDERS & SERVICES - 3.7%
          Alderwoods Group, Inc.*.................  5,933       85,257
          American Dental Partners, Inc.*(a)......    465       11,351
          AMN Healthcare Services, Inc.*(a).......  4,680       70,340
          Genesis HealthCare Corp.*(a)............  5,005      231,631
          Geo Group, Inc. (The)*..................  1,869       46,819
          Manor Care, Inc......................... 27,400    1,088,602
          OCA, Inc.*(a)...........................  1,000        1,880
          Odyssey Healthcare, Inc.*(a)............  2,826       40,751
          Shopko Stores, Inc.*....................  4,900      119,119
                                                          ------------
                                                             1,695,750
                                                          ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - 0.3%
      Denny's Corp.*(a).............................  10,431 $     52,155
      Dover Downs Gaming & Entertainment, Inc.(a)...   1,000       13,260
      Luby's, Inc.*.................................   3,033       36,244
      MTR Gaming Group, Inc.*.......................   3,396       39,530
                                                             ------------
                                                                  141,189
                                                             ------------
      HOUSEHOLD DURABLES - 0.2%
      Blount International, Inc.*...................   1,824       30,443
      Hooker Furniture Corp.........................     200        3,494
      Kimball International, Inc. - Class B.........   1,603       21,160
      Select Comfort Corp.*(a)......................   1,136       24,344
                                                             ------------
                                                                   79,441
                                                             ------------
      HOUSEHOLD PRODUCTS - 0.3%
      Blyth, Inc....................................   4,398      123,364
                                                             ------------
      INSURANCE - 7.9%
      Affirmative Insurance Holdings, Inc.(a).......   1,121       17,768
      American Equity Investment Life Holding Co.(a)  12,205      144,995
      American Physicians Capital, Inc.*............   1,307       48,555
      Amerus Group Co.(a)...........................  19,517      937,792
      Bristol West Holdings, Inc....................   1,216       22,253
      CNA Surety Corp.*.............................     700       10,395
      Commerce Group, Inc. (The)....................   3,147      195,460
      Direct General Corp.(a).......................   1,657       30,837
      FPIC Insurance Group, Inc.*(a)................     265        7,772
      HCC Insurance Holdings, Inc...................  16,388      620,614
      Infinity Property & Casualty Corp.............   2,342       81,689
      IPC Holdings, Ltd.............................      98        3,883
      Midland Co. (The).............................     700       24,633
      National Interstate Corp.*....................     607       12,182
      Presidential Life Corp........................     200        3,422
      Radian Group, Inc.............................  11,330      535,003
      StanCorp Financial Group, Inc.................   2,100      160,818
      United Fire & Casualty Co.....................   1,500       66,630
      W.R. Berkley Corp.............................  16,629      593,323
      Zenith National Insurance Corp................   1,899      128,866
                                                             ------------
                                                                3,646,890
                                                             ------------
      INTERNET SOFTWARE & SERVICES - 5.3%
      Acxiom Corp...................................  19,506      407,285
      Blair Corp....................................     724       28,598
      EarthLink, Inc.*.............................. 103,042      892,344
      John H. Harland Co............................   4,849      184,262
      Sabre Holdings Corp. - Class A................  32,700      652,365
      SonicWALL, Inc.*..............................   7,127       38,415
      United Online, Inc.(a)........................  19,200      208,512
                                                             ------------
                                                                2,411,781
                                                             ------------
      IT CONSULTING & SERVICES - 0.1%
      Agilysys, Inc.(a).............................   1,368       21,478
      Tyler Technologies, Inc.*(a)..................   3,700       27,972
                                                             ------------
                                                                   49,450
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ---------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Arctic Cat, Inc...........................  3,051 $      62,637
        Hasbro, Inc............................... 18,797       390,790
        JAKKS Pacific, Inc.*(a)...................  1,876        36,038
        Marine Products Corp.(a)..................    871        12,673
        Maritrans, Inc.(a)........................  1,623        43,902
                                                          -------------
                                                                546,040
                                                          -------------
        MACHINERY - 3.7%
        Advanced Energy Industries, Inc.*(a)......  1,791        14,077
        Albany International Corp. - Class A...... 11,190       359,311
        Applied Industrial Technologies, Inc......  2,268        73,234
        Cascade Corp..............................  1,941        83,948
        Terex Corp.*.............................. 29,803     1,174,238
                                                          -------------
                                                              1,704,808
                                                          -------------
        MEDIA - 1.1%
        Catalina Marketing Corp................... 16,362       415,759
        Hollinger International, Inc. - Class A(a)  7,817        78,248
                                                          -------------
                                                                494,007
                                                          -------------
        METALS & MINING - 4.3%
        A. M. Castle & Co.*.......................  2,772        42,855
        AK Steel Holding Corp.*(a)................ 69,994       448,662
        Brush Engineered Materials, Inc.*(a)......  4,265        60,819
        Mueller Industries, Inc...................  1,300        35,230
        NS Group, Inc.*(a)........................    294         9,558
        Reliance Steel & Aluminum Co.............. 14,622       542,037
        Shiloh Industries, Inc.*(a)...............    756         9,261
        Steel Dynamics, Inc.(a)................... 32,355       849,319
                                                          -------------
                                                              1,997,741
                                                          -------------
        OIL & GAS - 6.2%
        Atwood Oceanics, Inc.*....................    574        35,335
        Cabot Oil & Gas Corp......................    523        18,148
        Callon Petroleum Co.*(a)..................  2,927        43,261
        Denbury Resource, Inc.*................... 15,187       603,987
        Georgia Gulf Corp.(a)..................... 22,041       684,373
        Giant Industries, Inc.*(a)................ 12,400       446,400
        Harvest Natural Resources, Inc.*(a).......  1,759        19,226
        Parker Drilling Co.*(a)................... 16,200       113,562
        Petroleum Development Corp.*..............  2,314        73,701
        Vintage Petroleum, Inc.................... 19,300       588,071
        WGL Holdings, Inc.........................  7,100       238,844
                                                          -------------
                                                              2,864,908
                                                          -------------
        PERSONAL PRODUCTS - 0.6%
        Nu Skin Enterprises, Inc. - Class A....... 11,092       258,444
                                                          -------------
        PHARMACEUTICALS - 0.8%
        Able Laboratories, Inc.*(a)...............  8,758        30,478
        Albany Molecular Research, Inc.*..........  3,700        51,800
        Connetics Corp.*..........................  2,500        44,100
        Enzon Pharmaceuticals, Inc.*..............  3,899        25,265
        Regeneron Pharmaceuticals, Inc.*(a).......  8,863        74,361
        Savient Pharmaceuticals, Inc.*(a)......... 12,000        52,920
        Telik, Inc.*(a)...........................  4,100        66,666
                                                          -------------
                                                                345,590
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                              SHARES   (NOTE 2)
         -------------------------------------------------------------

         REAL ESTATE - 7.3%
         Boykin Lodging Co.*(a)(REIT)............  3,018 $      40,441
         Capital Automotive Reit (REIT).......... 14,827       565,947
         CBL & Associates Properties, Inc. (REIT)  7,142       307,606
         Cedar Shopping Centers, Inc. (REIT).....  1,100        16,225
         Equity Inns, Inc. (REIT)................  7,100        94,430
         Innkeepers USA Trust (REIT).............  2,400        35,856
         LTC Properties, Inc. (REIT).............  3,914        81,020
         Mills Corp.(REIT).......................  6,200       376,898
         National Health Investors, Inc. (REIT).. 13,798       387,310
         New Century Financial Corp.(a)(REIT)....  4,347       223,653
         Newcastle Investment Corp.(a)(REIT).....  3,853       116,168
         Novastar Financial, Inc.(a)(REIT).......  2,004        78,457
         OMEGA Healthcare Investors, Inc. (REIT).  8,416       108,230
         RAIT Investment Trust(a)(REIT).......... 10,233       306,478
         Redwood Trust, Inc.(a)(REIT)............ 11,739       605,732
                                                         -------------
                                                             3,344,451
                                                         -------------
         RETAIL - SPECIALTY - 9.2%
         Borders Group, Inc...................... 10,105       255,758
         Cato Corp. (The) - Class A..............  6,400       132,160
         CSK Auto Corp.*.........................  2,796        46,637
         CSS Industries, Inc.(a).................    747        25,278
         Payless ShoeSource, Inc.*............... 14,605       280,416
         Stride Rite Corp. (The).................  2,101        28,973
         SUPERVALU, Inc.......................... 32,197     1,049,944
         Timberland Co. (The) - Class A*......... 26,597     1,029,836
         Too, Inc.*.............................. 22,754       531,761
         Trans World Entertainment Corp.*........  3,641        43,073
         Yankee Candle Co., Inc.................. 24,764       794,924
                                                         -------------
                                                             4,218,760
                                                         -------------
         ROAD & RAIL - 0.2%
         Arkansas Best Corp......................  2,932        93,267
         RailAmerica, Inc.*......................  1,915        22,788
                                                         -------------
                                                               116,055
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
         ADE Corp.*(a)...........................  1,932        54,192
         IXYS Corp.*.............................  4,705        66,717
         TriQuint Semiconductor, Inc.*........... 23,100        76,923
                                                         -------------
                                                               197,832
                                                         -------------
         SOFTWARE - 8.1%
         Ansoft Corp.*...........................  1,002        24,208
         Atari, Inc.*(a).........................  9,200        25,576
         Blackboard, Inc.*(a)....................  2,335        55,853
         BMC Software, Inc.*..................... 70,271     1,261,365
         Cerner Corp.*(a)........................  9,700       659,309
         Citrix Systems, Inc.*................... 41,896       907,468
         EPIQ Systems, Inc.*(a)..................  2,895        47,362
         Hyperion Solutions Corp.*...............  9,796       394,191

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                                    VALUE
     DESCRIPTION                                      SHARES    (NOTE 2)
     ----------------------------------------------------------------------

     SOFTWARE - CONTINUED
     Inter-Tel, Inc.(a).............................    7,906 $     147,131
     Magma Design Automation, Inc.*(a)..............      992         8,293
     ManTech International Corp. - Class A*.........    1,075        33,368
     SPSS, Inc.*....................................    2,068        39,726
     Transaction Systems Architects, Inc. - Class A*    5,600       137,928
                                                              -------------
                                                                  3,741,778
                                                              -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.5%
     Intrado, Inc.*(a)..............................    2,887        43,189
     MasTec, Inc.*(a)...............................    2,331        20,513
     Premiere Global Services, Inc.*................   46,251       522,174
     TALK America Holdings, Inc.*(a)................    5,546        55,515
     US Unwired, Inc.*..............................    4,547        26,464
                                                              -------------
                                                                    667,855
                                                              -------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.9%
     Tommy Hilfiger Corp.*..........................   14,298       196,740
     UniFirst Corp.(a)..............................      600        24,324
     Wolverine World Wide, Inc......................   27,250       654,273
                                                              -------------
                                                                    875,337
                                                              -------------
     TRANSPORTATION - 0.1%
     Hub Group, Inc. - Class A*.....................    1,985        49,724
                                                              -------------
     Total Common Stocks
     (Cost $41,295,160)                                          44,976,895
                                                              -------------
     MUTUAL FUNDS - 1.3%
     iShares Russell 2000 Index Fund(a).............    7,890       502,593
     SPDR Trust Series Fund(a)......................      980       116,796
                                                              -------------
     Total Mutual Funds
     (Cost $609,653)                                                619,389
                                                              -------------

    -----------------------------------------------------------------------
                                                 SHARES/PAR      VALUE
    SECURITY DESCRIPTION                           AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 25.9%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/05 at 0.90% to
      be repurchased at $217,005 on
      07/01/05 collateralized by $220,000
      FHLMC 4.500% due 11/15/11 with a
      value of $221,650......................... $   217,000 $     217,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  11,656,815    11,656,815
                                                             -------------
    Total Short-Term Investments
    (Cost $11,873,815)                                          11,873,815
                                                             -------------

    TOTAL INVESTMENTS - 125.2%
    (Cost $53,778,628)                                          57,470,099

    Other Assets and Liabilities (net) - (25.2%)               (11,572,757)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $  45,897,342
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 93.7%
       BIOTECHNOLOGY - 1.6%
       Affymetrix, Inc.*(a)......................    60,344 $   3,254,352
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 12.2%
       Comverse Technology, Inc.*................   163,870     3,875,525
       Corning, Inc.*............................   310,020     5,152,532
       F5 Networks, Inc.*(a).....................    45,120     2,131,243
       Juniper Networks, Inc.*...................   230,410     5,801,724
       Motorola, Inc.............................   221,100     4,037,286
       Nokia Oyj (ADR)...........................   222,590     3,703,898
                                                            -------------
                                                               24,702,208
                                                            -------------
       COMPUTERS & PERIPHERALS - 8.7%
       Apple Computer, Inc.*.....................    44,380     1,633,628
       Hewlett-Packard Co........................   209,780     4,931,928
       NCR Corp.*................................   169,790     5,963,025
       Network Appliance, Inc.*..................     9,920       280,438
       SanDisk Corp.*(a).........................   200,610     4,760,475
                                                            -------------
                                                               17,569,494
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.2%
       Broadcom Corp. - Class A*.................   142,700     5,067,277
       Samsung Elecronics Co., Ltd.*(GDR)........     5,840     1,397,220
                                                            -------------
                                                                6,464,497
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 2.9%
       IVAX Corp.*...............................   142,650     3,066,975
       Pacificare Health Systems, Inc.*(a).......     1,630       116,464
       Wellpoint, Inc.*..........................    39,210     2,730,584
                                                            -------------
                                                                5,914,023
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 2.3%
       Tyco International, Ltd...................     1,440        42,048
       United Technologies Corp..................    89,560     4,598,906
                                                            -------------
                                                                4,640,954
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 23.4%
       Ctrip.com International, Ltd. (ADR)(a)....    47,870     2,435,626
       Google, Inc.*.............................    34,580    10,171,707
       Monster Worldwide, Inc.*..................   111,670     3,202,695
       Netease.com, Inc. (ADR)*(a)...............     5,570       318,103
       Shanda Interactive Entertainment, Ltd.*(a)   181,900     6,692,101
       Softbank Corp.............................     2,200        85,785
       Tencent Holdings, Ltd..................... 3,758,000     2,833,782
       Trend Micro, Inc..........................       500        17,672
       VeriSign, Inc.*...........................   302,900     8,711,404
       Yahoo!, Inc.*.............................   371,420    12,869,703
                                                            -------------
                                                               47,338,578
                                                            -------------
       IT CONSULTING & SERVICES - 2.5%
       Cognizant Technology Solutions Corp.*.....    44,690     2,106,240
       Infosys Technologies, Ltd. (ADR)(a).......    30,270     2,345,017
       Telvent GIT, S.A.*(a).....................    61,630       634,789
                                                            -------------
                                                                5,086,046
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - 0.4%
       Usen Corp.................................    24,500 $     643,485
       XM Satelite Radio Holdings,
         Inc. - Class A*(a)......................     5,730       192,872
                                                            -------------
                                                                  836,357
                                                            -------------
       OIL & GAS - 2.8%
       Cooper Cameron Corp.*.....................     6,580       408,289
       Diamond Offshore Drilling, Inc.(a)........    19,220     1,026,925
       Halliburton Co............................    43,850     2,096,907
       Nabors Industries, Ltd.*..................     1,010        61,226
       National-Oilwell, Inc.*...................       910        43,261
       Schlumberger, Ltd.........................     5,300       402,482
       Smith International, Inc..................     5,860       373,282
       Transocean, Inc.*.........................    18,610     1,004,382
       Weatherford International, Ltd.*..........     2,680       155,386
                                                            -------------
                                                                5,572,140
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 14.0%
       Chartered Semiconductor Manufacturing
         Ltd..................................... 5,112,000     3,997,299
       Chartered Semiconductor Manufacturing Ltd.
         (ADR)*..................................    18,400       141,496
       Cypress Semiconductor Corp.*(a)...........   258,700     3,257,033
       Intel Corp................................     1,530        39,872
       International Rectifier Corp.*(a).........    42,950     2,049,574
       Marvell Technology Group, Ltd.*...........   142,960     5,438,198
       Microchip Technology, Inc.................    68,900     2,040,818
       National Semiconductor Corp...............   222,200     4,895,066
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)..............................   552,270     5,036,705
       Tessera Technologies, Inc.*(a)............    43,750     1,461,688
                                                            -------------
                                                               28,357,749
                                                            -------------
       SOFTWARE - 16.5%
       Autodesk, Inc.............................   168,400     5,787,908
       EMC Corp.*................................   502,290     6,886,396
       Intuit, Inc.*.............................    65,260     2,943,879
       Macromedia, Inc.*.........................     1,920        73,382
       McAfee, Inc.*.............................     4,000       104,720
       Nintendo Co., Ltd.........................       900        93,752
       Oracle Corp.*.............................   613,070     8,092,524
       Red Hat, Inc.*(a).........................   516,940     6,771,914
       Symantec Corp.*...........................   117,900     2,563,146
                                                            -------------
                                                               33,317,621
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
       NeuStar Inc.*.............................    35,100       772,200
       Nextel Partners, Inc. - Class A*(a).......   224,600     5,653,182
                                                            -------------
                                                                6,425,382
                                                            -------------
       Total Common Stocks (Cost $178,409,576)                189,479,401
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
RCM GLOBAL TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    INDEX OPTION - 0.8%
    NASDAQ 100 Index Puts,
      Expire 09/17/05...........................     570,000 $     370,500
    NASDAQ 100 Trust Puts, Expire
      08/20/05..................................   1,664,500     1,248,375
                                                             -------------
    Total Index Option (Cost $1,652,626)                         1,618,875
                                                             -------------

    SHORT-TERM INVESTMENTS - 24.5%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/05 at 2.00% to
      be repurchased at 15,212,845 on
      07/01/05 collateralized by $15,405,000
      FHLMC 4.50% due 11/15/11 with a value
      of $15,520,538............................ $15,212,000    15,212,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  34,301,216    34,301,216
                                                             -------------
    Total Short-Term Investments
    (Cost $49,513,215)                                          49,513,216
                                                             -------------

    TOTAL INVESTMENTS - 119.0%
    (Cost $229,575,417)                                        240,611,492

    Other Assets and Liabilities (net) - (19.0%)               (38,383,116)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 202,228,376
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

          SECURITIES SOLD SHORT          SHARES   PROCEEDS    VALUE
          ------------------------------------------------------------
          Amazon.com, Inc...............  40,000 $1,420,689 $1,323,200
          Applied Materials, Inc........ 126,000  2,116,081  2,038,680
          BEA Systems, Inc.............. 117,700  1,036,081  1,036,081
          Hyperion Solutions Corp.......  42,400  1,727,015  1,706,176
          Sun Microsystems, Inc.........   3,500     12,626     13,055
          Take-Two Interactive Software,
            Inc.........................  22,940    610,812    583,823
          Western Digital Corp..........  30,000    405,985    402,600
                                         ------- ---------- ----------
                                         382,540 $7,329,289 $7,103,615
                                         ======= ========== ==========

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 83.3%
      AUTO COMPONENTS - 5.0%
      American Axle & Manufacturing Holdings,
        Inc.(a).................................   441,000 $   11,144,070
      Bandag, Inc.(a)...........................   125,200      5,765,460
      Superior Industries International, Inc.(a)   910,600     21,581,220
                                                           --------------
                                                               38,490,750
                                                           --------------
      BANKS - 2.0%
      Brookline Bancorp, Inc.(a)................   504,500      8,203,170
      NewAlliance Bancshares, Inc...............   531,812      7,471,959
                                                           --------------
                                                               15,675,129
                                                           --------------
      CHEMICALS - 1.7%
      Agrium, Inc...............................   661,600     12,973,976
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      On Assignment, Inc.*......................   319,271      1,589,970
      Quanta Services, Inc.*(a).................   782,100      6,882,480
                                                           --------------
                                                                8,472,450
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 5.4%
      CommScope, Inc.*(a).......................   708,200     12,329,762
      Comverse Technology, Inc.*................   273,400      6,465,910
      Scientific-Atlanta, Inc...................    37,500      1,247,625
      Sycamore Networks, Inc.*(a)............... 4,362,905     15,052,022
      Tellabs, Inc.*............................   756,901      6,585,039
                                                           --------------
                                                               41,680,358
                                                           --------------
      COMPUTERS & PERIPHERALS - 1.7%
      Electronics for Imaging, Inc.*(a).........   396,098      8,333,902
      Hutchinson Technology, Inc.*(a)...........   123,065      4,739,233
                                                           --------------
                                                               13,073,135
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.0%
      Keith Companies, Inc. (The)*(a)...........   359,880      7,802,198
                                                           --------------
      ELECTRICAL EQUIPMENT - 4.1%
      American Power Conversion Corp............   198,500      4,682,615
      Coherent, Inc.*(a)........................   259,328      9,338,401
      Credence Systems Corp.*(a)................   628,800      5,690,640
      Electro Scientific Industries, Inc.*(a)...   654,406     11,700,779
                                                           --------------
                                                               31,412,435
                                                           --------------
      ELECTRONICS - 3.8%
      Advanced Power Technology, Inc.*(a).......   154,500      1,089,225
      AVX Corp.(a)..............................   663,000      8,035,560
      Bel Fuse, Inc. - Class A..................   111,088      2,853,851
      Bel Fuse, Inc. - Class B(a)...............    59,277      1,811,505
      Park Electrochemical Corp.................   383,700      9,669,240
      Synopsys, Inc.*...........................   332,436      5,541,708
                                                           --------------
                                                               29,001,089
                                                           --------------
      FINANCIAL SERVICES - 3.4%
      Ichiyoshi Securities Co., Ltd.............   481,700      4,432,336
      Instinet Group, Inc.*..................... 1,823,777      9,556,591
      Leucadia National Corp.(a)................   194,550      7,515,466
      Westwood Holdings Group, Inc.(a)..........   246,775      4,417,273
                                                           --------------
                                                               25,921,666
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 0.9%
        Del Monte Pacific, Ltd................. 6,876,000 $    2,471,651
        Industrias Bachoco, S.A. (ADR)(a)......   259,600      4,283,400
                                                          --------------
                                                               6,755,051
                                                          --------------
        HEALTH CARE PROVIDERS & SERVICES - 0.7%
        Cross Country Healthcare, Inc.*........   346,000      5,882,000
                                                          --------------
        HOUSEHOLD DURABLES - 2.6%
        Cavco Industries, Inc.*................   302,326      8,519,547
        Coachmen Industries, Inc.(a)...........   252,700      3,166,331
        Skyline Corp.(a).......................   207,600      8,289,468
                                                          --------------
                                                              19,975,346
                                                          --------------
        INDUSTRIAL - DIVERSIFIED - 1.1%
        Trinity Industries, Inc.(a)............   259,500      8,311,785
                                                          --------------
        INSURANCE - 5.9%
        Arch Capital Group Ltd.*(a)............   180,974      8,152,879
        Brit Insurance Holdings PLC............ 3,642,800      5,759,652
        E-L Financial Corp.....................    24,255      7,895,688
        FBL Financial Group, Inc. - Class A(a).   277,500      7,661,775
        Montpelier Re Holdings Ltd.............   106,000      3,665,480
        National Western Life Insurance Co.*...    22,959      4,451,521
        Phoenix Companies, Inc. (The)(a).......   639,300      7,607,670
                                                          --------------
                                                              45,194,665
                                                          --------------
        IT CONSULTING & SERVICES - 0.5%
        Ingram Micro, Inc. - Class A*..........   236,450      3,702,807
                                                          --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.7%
        JAKKS Pacific, Inc.*(a)................   413,979      7,952,536
        Leapfrog Enterprises, Inc.*(a).........   826,200      9,336,060
        Russ Berrie & Co., Inc.(a).............   262,290      3,359,935
                                                          --------------
                                                              20,648,531
                                                          --------------
        MACHINERY - 1.7%
        Alamo Group, Inc.(a)...................   399,800      7,464,266
        Lindsay Manufacturing Co.(a)...........   242,100      5,708,718
                                                          --------------
                                                              13,172,984
                                                          --------------
        METALS & MINING - 2.9%
        Fording Canadian Coal Trust(a).........   156,500     14,429,300
        RTI International Metals, Inc.*........   257,900      8,100,639
                                                          --------------
                                                              22,529,939
                                                          --------------
        OIL & GAS - 13.4%
        Comstock Resources, Inc.*..............   197,100      4,984,659
        Maverick Tube Corp.*(a)................   251,300      7,488,740
        Pogo Producing Co.(a)..................   377,500     19,599,800
        Smedvig ASA - Series A.................   674,600     13,574,056
        St. Mary Land & Exploration Co.(a).....   710,000     20,575,800
        Tidewater, Inc.(a).....................   328,800     12,533,856
        Whiting Petroleum Corp.*...............   531,773     19,308,678
        Willbros Group, Inc.*(a)...............   377,100      5,400,072
                                                          --------------
                                                             103,465,661
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 1.2%
       TimberWest Forest Corp.................    772,200 $    9,280,008
                                                          --------------
       PHARMACEUTICALS - 1.2%
       PAREXEL International Corp.*(a)........    281,481      5,587,398
       Pharmaceutical Product Development,
         Inc.*(a).............................     86,175      4,038,160
                                                          --------------
                                                               9,625,558
                                                          --------------
       REAL ESTATE - 12.1%
       Avatar Holdings, Inc.*(a)..............     90,500      4,549,435
       Brascan Corp. - Class A................    245,000      9,349,200
       Catellus Development Corp. (REIT)......    245,945      8,066,996
       Forest City Enterprises, Inc. - Class A    201,500     14,306,500
       Jones Lang Lasalle, Inc.*(a)...........    179,300      7,930,439
       Origen Financial, Inc. (REIT)..........    708,509      5,242,967
       PS Business Parks, Inc. (REIT).........     61,200      2,720,340
       St. Joe Co. (The)......................    216,300     17,637,102
       Trammell Crow Co.*.....................    756,500     18,337,560
       Wellsford Real Properties, Inc.*.......    279,100      4,948,443
                                                          --------------
                                                              93,088,982
                                                          --------------
       RETAIL - SPECIALTY - 3.0%
       Buckle, Inc. (The )....................    124,800      5,533,632
       Dress Barn, Inc. (The)*(a).............    454,800     10,292,124
       Sears Holdings Corp.*..................     47,400      7,103,838
                                                          --------------
                                                              22,929,594
                                                          --------------
       SOFTWARE - 1.3%
       Geac Computer Corp., Ltd.*.............    773,600      6,738,056
       Sybase, Inc.*..........................    174,900      3,209,415
                                                          --------------
                                                               9,947,471
                                                          --------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.1%
       K-Swiss, Inc. - Class A(a).............    266,759      8,626,986
                                                          --------------
       TRANSPORTATION - 1.8%
       Alexander & Baldwin, Inc...............    297,031     13,767,387
                                                          --------------
       Total Common Stocks
       (Cost $470,241,937)                                   641,407,941
                                                          --------------
       PREFERRED STOCK - 0.1%
       REAL ESTATE - 0.1%
       CRT Properties, Inc. (REIT)
       (Cost $917,500)........................     36,700        906,857
                                                          --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 38.8%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/05 at 2.00% to be repruchased
       at $122,959,831 on 07/01/05
       collateralized by $125,100,000
       FHLMC at 4.125% due 11/18/09 with
       a value of $125,412,750................ $122,953,000 $  122,953,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  175,351,718    175,351,718
                                                            --------------
     Total Short-Term Investments
     (Cost $298,304,718)                                       298,304,718
                                                            --------------

     TOTAL INVESTMENTS - 122.2%
     (Cost $769,464,155)                                       940,619,516

     Other Assets and Liabilities (net) - (22.2%)             (171,152,731)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  769,466,785
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                SHARES       (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 95.9%
      AEROSPACE & DEFENSE - 3.2%
      Alliant Techsystems, Inc.*.............       94,000 $    6,636,400
      Goodrich Corp.(b)......................       78,000      3,194,880
      Rockwell Collins, Inc..................      178,000      8,487,040
                                                           --------------
                                                               18,318,320
                                                           --------------
      AIR FREIGHT & LOGISTICS - 0.2%
      Expeditors International of Washington,
        Inc..................................       20,000        996,200
                                                           --------------
      AIRLINES - 1.3%
      JetBlue Airways Corp.*(a)..............      133,000      2,718,520
      Southwest Airlines Co..................      351,000      4,889,430
                                                           --------------
                                                                7,607,950
                                                           --------------
      AUTOMOTIVE - 1.9%
      CarMax, Inc.*(a).......................       84,000      2,238,600
      Oshkosh Truck Corp.....................       68,000      5,323,040
      TRW Automotive Holdings Corp*..........      138,000      3,382,380
                                                           --------------
                                                               10,944,020
                                                           --------------
      BEVERAGES - 0.6%
      Cott Corp.*(a).........................      169,000      3,689,270
                                                           --------------
      BIOTECHNOLOGY - 0.7%
      Celgene Corp.*(a)......................       54,000      2,201,580
      Protein Design Labs, Inc.*(a)..........       92,000      1,859,320
                                                           --------------
                                                                4,060,900
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 7.2%
      Apollo Group, Inc. - Class A*..........       33,000      2,581,260
      Certegy, Inc...........................      174,000      6,650,280
      ChoicePoint, Inc.*.....................      155,000      6,207,750
      Cogent Inc.*(a)........................       46,000      1,313,300
      Education Management Corp.*............      106,000      3,575,380
      Global Payments, Inc.(a)...............       54,000      3,661,200
      Iron Mountain, Inc.(a).................      168,000      5,211,360
      Manpower, Inc..........................      125,000      4,972,500
      MoneyGram International, Inc...........      182,000      3,479,840
      Robert Half International, Inc.........       93,000      2,322,210
      Viad Corp..............................       55,000      1,558,700
                                                           --------------
                                                               41,533,780
                                                           --------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.5%
      American Tower Corp. - Class A*(a).....       26,100        548,622
      Comverse Technology, Inc.*.............       92,000      2,175,800
                                                           --------------
                                                                2,724,422
                                                           --------------
      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Jack Henry & Associates, Inc.(a).......      124,000      2,270,440
                                                           --------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 7.0%
      Danaher Corp.(a).......................       73,000      3,820,820
      Diebold, Inc...........................       75,000      3,383,250
      Dolby Laboratories, Inc.*..............      112,000      2,470,720
      Flextronics International, Ltd.*.......      377,000      4,980,170

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       FLIR Systems, Inc.*(a)...............      127,000 $    3,789,680
       FMC Technologies, Inc.*..............      118,000      3,772,460
       Gentex Corp.(a)......................      275,000      5,005,000
       Harman International Industries, Inc.       48,000      3,905,280
       Jabil Circuit, Inc.*.................      176,000      5,408,480
       Xilinx, Inc..........................      151,000      3,850,500
                                                          --------------
                                                              40,386,360
                                                          --------------
       FINANCIALS - DIVERSIFIED - 5.7%
       Ameritrade Holding Corp.*(a).........      352,000      6,543,680
       CapitalSource, Inc.*(a)..............      151,000      2,964,130
       E*TRADE Financial Corp.*.............      250,000      3,497,500
       Eaton Vance Corp.(a).................      170,000      4,064,700
       Federated Investors, Inc. - Class B..       65,000      1,950,650
       Investors Financial Services Corp.(a)       23,000        869,860
       Legg Mason, Inc.(a)..................       53,000      5,517,830
       Nuveen Investments - Class A(a)......       78,000      2,934,360
       SVB Financial Group*.................       29,000      1,389,100
       Waddell & Reed Financial,
         Inc. - Class A.....................      172,000      3,182,000
                                                          --------------
                                                              32,913,810
                                                          --------------
       FOOD & DRUG RETAILING - 2.4%
       Omnicare, Inc........................      212,000      8,995,160
       Shoppers Drug Mart Corp..............       39,000      1,352,288
       Shoppers Drug Mart Corp.*(144A)(c)...       28,000        970,874
       Whole Foods Market, Inc..............       21,000      2,484,300
                                                          --------------
                                                              13,802,622
                                                          --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
       Bausch & Lomb, Inc...................       25,000      2,075,000
       Edwards Lifesciences Corp.*(a).......       85,000      3,656,700
       Gen-Probe, Inc.*.....................       52,000      1,883,960
       INAMED Corp.*........................       22,000      1,473,340
       Kinetic Concepts, Inc.*..............       64,000      3,840,000
       Varian Medical Systems, Inc.*........       46,000      1,717,180
       Waters Corp.*........................       67,000      2,490,390
                                                          --------------
                                                              17,136,570
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 4.5%
       Community Health Systems, Inc.*......       95,000      3,590,050
       Coventry Health Care, Inc.*..........       44,000      3,113,000
       DaVita, Inc.*........................       42,000      1,910,160
       Health Management Associates,
         Inc. - Class A.....................      188,000      4,921,840
       Laboratory Corporation of America....
       Holdings*............................      114,000      5,688,600
       Manor Care, Inc......................      170,000      6,754,100
                                                          --------------
                                                              25,977,750
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.2%
       Cheesecake Factory, Inc. (The)*(a)....      110,000 $    3,820,300
       Fairmont Hotels & Resorts, Inc.(a)....      188,000      6,548,040
       P.F. Chang's China Bistro, Inc.*(a)...       42,000      2,477,160
                                                           --------------
                                                               12,845,500
                                                           --------------

       INDUSTRIAL CONGLOMERATES - 3.9%
       American Standard Cos., Inc...........      101,000      4,233,920
       ITT Industries, Inc...................       54,000      5,272,020
       Roper Industries, Inc.................      114,000      8,136,180
       Teleflex, Inc.(a).....................       76,000      4,512,120
                                                           --------------
                                                               22,154,240
                                                           --------------
       INSURANCE - 3.0%
       Assurant, Inc.........................      169,000      6,100,900
       Axis Capital Holdings, Ltd.(a)........       84,000      2,377,200
       Principal Financial Group, Inc.(a)....       89,000      3,729,100
       Protective Life Corp..................       42,000      1,773,240
       Willis Group Holdings, Ltd.(a)........       97,000      3,173,840
                                                           --------------
                                                               17,154,280
                                                           --------------
       INTERNET SOFTWARE & SERVICES - 4.1%
       Amazon.com, Inc.*(a)..................       96,000      3,175,680
       CheckFree Corp.*......................       83,000      2,826,980
       CNET Networks, Inc.*(a)...............      273,000      3,205,020
       Getty Images, Inc.*(a)................       23,000      1,707,980
       Juniper Networks, Inc.*...............       90,000      2,266,200
       Macromedia, Inc.*.....................       34,000      1,299,480
       McAfee, Inc.*.........................      196,000      5,131,280
       Monster Worldwide, Inc.*..............      127,000      3,642,360
                                                           --------------
                                                               23,254,980
                                                           --------------
       IT CONSULTING & SERVICES - 1.7%
       CACI International, Inc. - Class A*(a)       67,000      4,231,720
       DST Systems, Inc.*....................      122,000      5,709,600
                                                           --------------
                                                                9,941,320
                                                           --------------
       LEISURE EQUIPMENT & PRODUCTS - 1.0%
       Brunswick Corp........................      136,000      5,891,520
                                                           --------------
       MEDIA - 4.6%
       Catalina Marketing Corp.(a)...........      121,000      3,074,610
       Citadel Broadcasting Corp.*(a)........      339,000      3,881,550
       Cox Radio, Inc. - Class A*............      111,000      1,748,250
       Dreamworks Animation SKG, Inc.*.......       80,000      2,096,000
       Entercom Communications Corp.*(a).....       37,000      1,231,730
       Rogers Communications,
         Inc. - Class B(a)...................      188,000      6,181,440
       Scholastic Corp.*(a)..................       48,000      1,850,400
       Univision Communications,
         Inc. - Class A*(a)..................      147,000      4,049,850
       XM Satellite Radio Holdings,
         Inc. - Class A*(a)..................       62,000      2,086,920
                                                           --------------
                                                               26,200,750
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       METALS & MINING - 0.6%
       Newmont Mining Corp..................       85,000 $    3,317,550
                                                          --------------
       OIL & GAS - 6.6%
       BJ Services Co.......................      138,000      7,242,240
       EOG Resources, Inc...................      125,000      7,100,000
       Murphy Oil Corp......................      144,000      7,521,120
       Smith International, Inc.............      101,000      6,433,700
       Western Gas Resources, Inc.(a).......      100,000      3,490,000
       XTO Energy, Inc.(a)..................      183,000      6,220,170
                                                          --------------
                                                              38,007,230
                                                          --------------
       PHARMACEUTICALS - 8.5%
       Abgenix, Inc.*(a)....................       94,000        806,520
       Alkermes, Inc.*(a)...................      143,000      1,890,460
       Amylin Pharmaceuticals, Inc.*(a).....       71,000      1,486,030
       Andrx Corp.*(a)......................      105,000      2,132,550
       Barr Laboratories, Inc.*.............      104,000      5,068,960
       Cephalon, Inc.*(a)...................       95,000      3,781,950
       Elan Corp. Plc (ADR)*(a).............      279,000      1,902,780
       Gilead Sciences, Inc.*...............      138,000      6,070,620
       Human Genome Sciences, Inc.*(a)......      117,000      1,354,860
       IVAX Corp............................      261,000      5,611,500
       Medimmune, Inc.*.....................      285,000      7,615,200
       Neurocrine Biosciences, Inc.*(a).....       55,000      2,313,300
       OSI Pharmaceuticals, Inc.*...........       25,000      1,021,750
       Sepracor, Inc.*......................       53,000      3,180,530
       Taro Pharmaceutical Industries,
         Ltd. - Class A*(a).................       50,000      1,453,500
       Valeant Pharmaceuticals International       75,000      1,322,250
       Vertex Pharmaceuticals, Inc.*(a).....      103,000      1,734,520
                                                          --------------
                                                              48,747,280
                                                          --------------
       RETAIL - SPECIALTY - 6.2%
       Best Buy Co., Inc....................      106,000      7,266,300
       CDW Corp.............................       73,000      4,167,570
       Dollar General Corp.(a)..............      158,000      3,216,880
       Family Dollar Stores, Inc............      165,000      4,306,500
       MSC Industrial Direct Co.,
         Inc. - Class A.....................       26,000        877,500
       O' Reilly Automotive, Inc.*(a).......      132,000      3,934,920
       PETsMART, Inc........................      165,000      5,007,750
       Ross Stores, Inc.....................      125,000      3,613,750
       Williams-Sonoma, Inc.*...............       85,000      3,363,450
                                                          --------------
                                                              35,754,620
                                                          --------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
       AMIS Holdings, Inc.*(a)..............      122,000      1,627,480
       Integrated Circuit Systems, Inc.*....      109,000      2,249,760
       Intersil Corp. - Class A(a)..........      236,000      4,429,720
       Marvell Technology Group, Ltd.*......       31,000      1,179,240
       Microchip Technology, Inc............      166,000      4,916,920
       Novellus Systems, Inc................      169,000      4,175,990

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                  SHARES       (NOTE 2)
     ----------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
     PMC-Sierra, Inc.*(a).....................      189,000 $    1,763,370
     Semtech Corp.*(a)........................       96,000      1,598,400
                                                            --------------
                                                                21,940,880
                                                            --------------
     SOFTWARE - 5.0%
     Activision, Inc.*........................      148,000      2,444,960
     Adobe Systems, Inc.......................       86,000      2,461,320
     Cadence Design Systems, Inc.*(a).........      302,000      4,125,320
     Intuit, Inc.*............................       35,000      1,578,850
     Mercury Interactive Corp.*...............       70,000      2,685,200
     NAVTEQ Corp.*............................      119,000      4,424,420
     Red Hat, Inc.*(a)........................      171,000      2,240,100
     Sungard Data Systems, Inc.*..............       66,000      2,321,220
     VeriSign, Inc.*..........................      219,000      6,298,440
                                                            --------------
                                                                28,579,830
                                                            --------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
     ADTRAN, Inc..............................      171,000      4,239,090
     Garmin, Ltd.(a)..........................       78,000      3,334,500
     Harris Corp..............................      233,000      7,271,930
     Telus Corp...............................      108,000      3,794,142
                                                            --------------
                                                                18,639,662
                                                            --------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.3%
     Crown Castle International Corp.*(a).....      277,000      5,628,640
     Nextel Partners, Inc. - Class A*(a)......      237,000      5,965,290
     Research In Motion, Ltd.*................       25,000      1,843,750
                                                            --------------
                                                                13,437,680
                                                            --------------
     TRANSPORTATION - 0.6%
     C.H. Robinson Worldwide, Inc.............       59,000      3,433,800
                                                            --------------
     Total Common Stocks (Cost $ 464,806,329)                  551,663,536
                                                            --------------

     SHORT-TERM INVESTMENTS - 27.1%
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  130,330,151    130,330,151
     T. Rowe Price Government Reserve
       Investment Fund**......................   25,717,890     25,717,890
                                                            --------------
     Total Short-Term Investments
     (Cost $156,048,041)                                       156,048,041
                                                            --------------

     TOTAL INVESTMENTS - 123.0%
     (Cost $620,854,370)                                       707,711,577

     Other Assets and Liabilities (net) - (23.0%)             (132,422,918)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  575,288,659
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Affiliated Issuer. See Note 3 for additional information.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 95.7%
         AEROSPACE & DEFENSE - 0.6%
         Goodrich Corp........................     27,330 $   1,119,437
                                                          -------------
         AUTO COMPONENTS - 0.5%
         Advance Auto Parts, Inc.*............     15,110       975,351
                                                          -------------
         BANKS - 0.7%
         City National Corp...................     18,070     1,295,800
                                                          -------------
         BEVERAGES, FOOD & TOBACCO - 0.7%
         Constellation Brands, Inc.*..........     44,540     1,313,930
                                                          -------------
         BIOTECHNOLOGY - 1.7%
         Celgene Corp.*.......................     33,880     1,381,288
         Genzyme Corp.*.......................     29,350     1,763,641
                                                          -------------
                                                              3,144,929
                                                          -------------
         BUILDING MATERIALS - 0.7%
         Sherwin-Williams Co. (The)...........     16,010       753,911
         Vulcan Materials, Co.................      8,990       584,260
                                                          -------------
                                                              1,338,171
                                                          -------------
         CHEMICALS - 0.6%
         Mosaic Co. (The)*....................     70,430     1,095,891
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 1.9%
         Alliance Data Systems Corp.*.........     21,460       870,417
         Certegy, Inc.........................     23,690       905,432
         Global Payments, Inc.................     26,075     1,767,885
                                                          -------------
                                                              3,543,734
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
         Adtran, Inc..........................     30,930       766,755
         Avid Technology, Inc.*...............     40,730     2,170,094
                                                          -------------
                                                              2,936,849
                                                          -------------
         COMPUTER SERVICES - 1.0%
         Cogent, Inc.*........................     63,230     1,805,217
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.1%
         D.R. Horton, Inc.....................     32,660     1,228,343
         Fluor Corp...........................     12,260       706,053
         Lennar Corp. - Class A...............     13,570       861,017
         Toll Brothers, Inc.*.................     11,690     1,187,119
                                                          -------------
                                                              3,982,532
                                                          -------------
         CONTAINERS & PACKAGING - 0.4%
         Owens-Illinois, Inc.*................     33,570       840,929
                                                          -------------
         ELECTRICAL EQUIPMENT - 1.9%
         Actuant Corp. - Class A*.............     28,400     1,361,496
         American Power Conversion Corp.......     39,450       930,626
         Ametek, Inc..........................     28,690     1,200,676
                                                          -------------
                                                              3,492,798
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
         Flextronics International, Ltd.*.....    103,550     1,367,896
                                                          -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - 7.5%
        Affiliated Managers Group, Inc.*......     27,765 $   1,897,183
        Ameritrade Holding Corp.*.............     70,580     1,312,082
        Chicago Merchantile Exchange Holdings,
          Inc.................................      5,440     1,607,520
        Fidelity National Financial, Inc......     25,150       897,604
        Jeffries Group, Inc...................     23,870       904,434
        Legg Mason, Inc.......................     18,680     1,944,775
        Northern Trust Corp...................     27,170     1,238,680
        SEI Investments Co....................     41,787     1,560,744
        T. Rowe Price Group, Inc..............     43,260     2,708,076
                                                          -------------
                                                             14,071,098
                                                          -------------
        FOOD & DRUG RETAILING - 0.7%
        Whole Foods Market, Inc...............     11,110     1,314,313
                                                          -------------
        FOOD PRODUCTS - 0.8%
        Campbell-Soup Co......................     22,520       692,940
        Dean Foods Co.........................     20,460       721,011
                                                          -------------
                                                              1,413,951
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 5.3%
        Advanced Medical Optics, Inc.*........     35,830     1,424,243
        Bard (C.R.), Inc......................     34,050     2,264,665
        Bausch & Lomb, Inc....................     16,930     1,405,190
        Dade Behring Holdings, Inc............     31,130     2,023,761
        Henry Schein, Inc.*...................     30,200     1,253,904
        Inamed Corp.*.........................     10,700       716,579
        Patterson Cos., Inc.*.................     18,210       820,907
                                                          -------------
                                                              9,909,249
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 6.7%
        DaVita, Inc.*.........................     28,520     1,297,090
        Laboratory Corporation of America
          Holdings*...........................     19,570       976,543
        LifePoint Hospitals, Inc.*............     17,770       897,740
        Medco Health Solutions, Inc.*.........     17,950       957,812
        Pacificare Health Systems, Inc.*......     26,920     1,923,434
        Quest Diagnostics, Inc................     25,500     1,358,385
        WellChoice, Inc.*.....................     28,550     1,983,368
        WellPoint, Inc.*......................     45,900     3,196,476
                                                          -------------
                                                             12,590,848
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 7.7%
        Cheesecake Factory, Inc. (The)*.......     41,000     1,423,930
        Harrah's Entertainment, Inc...........     27,670     1,994,177
        Host Marriott Corp. (REIT)............     69,620     1,218,350
        MGM MIRAGE*...........................     64,180     2,540,245
        P.F. Chang's China Bistro, Inc.*......     23,480     1,384,850
        Scientific Games Corp. - Class A*.....     58,230     1,568,134
        Starwood Hotels & Resorts Worldwide,
          Inc. - Class B......................     45,660     2,674,306
        Station Casinos, Inc..................     26,280     1,744,992
                                                          -------------
                                                             14,548,984
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                           SHARES     (NOTE 2)
          ------------------------------------------------------------
          HOUSEHOLD DURABLES - 1.4%
          Fortune Brands, Inc................     30,370 $   2,696,856
                                                         -------------
          HOUSEHOLD PRODUCTS - 0.5%
          Tempur-Pedic International, Inc.*..     40,810       905,166
                                                         -------------
          INDUSTRIAL CONGLOMERATES - 2.9%
          Fisher Scientific Int'l., Inc.*....     23,630     1,533,587
          Pentair, Inc.......................     27,620     1,182,412
          Roper Industries, Inc..............     39,490     2,818,401
                                                         -------------
                                                             5,534,400
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 6.1%
          CNET Networks, Inc.*...............     92,930     1,090,998
          F5 Networks, Inc.*.................     52,380     2,474,169
          Ixia*..............................     62,230     1,209,751
          Juniper Networks, Inc.*............    112,980     2,844,837
          Openwave Sys, Inc.*................     92,040     1,509,456
          VeriSign, Inc.*....................     82,450     2,371,262
                                                         -------------
                                                            11,500,473
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 0.5%
          WMS Industries, Inc.*..............     26,680       900,450
                                                         -------------
          MEDIA - 2.8%
          Getty Images, Inc.*................     17,210     1,278,015
          Monster Worldwide, Inc.*...........     93,290     2,675,557
          Sirius Satellite Radio, Inc.*......    207,030     1,341,554
                                                         -------------
                                                             5,295,126
                                                         -------------
          METALS & MINING - 2.0%
          Allegheny Technologies, Inc........     40,150       885,709
          Joy Global, Inc....................     22,010       739,316
          Peabody Energy Corp................     20,360     1,059,534
          Precision Castparts Corp...........     12,960     1,009,584
                                                         -------------
                                                             3,694,143
                                                         -------------
          OIL & GAS - 6.7%
          Ashland, Inc.......................     13,330       958,027
          Diamond Offshore Drilling, Inc.....     23,040     1,231,027
          Grant Prideco, Inc.*...............     50,110     1,325,409
          National-Oilwell, Inc.*............     30,100     1,430,954
          Questar Corp.......................     20,250     1,334,475
          Range Resources Corp...............     71,630     1,926,847
          Tidewater, Inc.....................     21,010       800,901
          Ultra Petroleum Corp.*.............     54,460     1,653,406
          XTO Energy, Inc....................     57,920     1,968,701
                                                         -------------
                                                            12,629,747
                                                         -------------
          PHARMACEUTICALS - 4.0%
          Community Health Systems, Inc.*....     46,140     1,743,631
          Forest Laboratories, Inc.*.........     23,180       900,543
          Kos Pharmaceuticals, Inc.*.........     15,860     1,038,830
          Sepracor, Inc.*....................     41,620     2,497,616
          Triad Hospitals, Inc.*.............     24,800     1,355,072
                                                         -------------
                                                             7,535,692
                                                         -------------

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------
      REAL ESTATE - 0.6%
      St. Joe Co. (The).........................     14,000 $   1,141,560
                                                            -------------
      RETAIL - SPECIALTY - 7.7%
      Bed Bath & Beyond, Inc.*..................     69,340     2,897,025
      Chico's FAS, Inc.*........................     78,500     2,690,980
      Coach, Inc.*..............................    107,820     3,619,517
      Nordstrom, Inc............................     15,650     1,063,730
      Polo Ralph Lauren Corp....................     19,490       840,214
      Urban Outfitters, Inc.*...................     35,730     2,025,534
      Williams-Sonoma, Inc.*....................     33,210     1,314,120
                                                            -------------
                                                               14,451,120
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.9%
      Altera Corp.*.............................    122,080     2,419,625
      Analog Devices, Inc.......................     28,790     1,074,155
      ASML Holding N.V.*........................     55,610       870,853
      Broadcom Corp. - Class A*.................     78,780     2,797,478
      Cypress Semiconductor Corp.*..............    116,410     1,465,602
      KLA-Tencor Corp...........................     56,410     2,465,117
      Kulicke & Soffa Industries, Inc.*.........     97,330       769,880
      Lam Research Corp.*.......................     45,890     1,328,057
      Marvell Technology Group, Ltd.*...........     40,880     1,555,075
      National Semiconductor Corp...............     59,840     1,318,275
      Varian Semiconductor Equipment Associates,
        Inc.*...................................     17,480       646,760
                                                            -------------
                                                               16,710,877
                                                            -------------
      SOFTWARE - 1.8%
      Cognizant Technology Solutions
        Corp. - Class A*........................     49,400     2,328,222
      Take-Two Interactive Software, Inc.*......     39,350     1,001,457
                                                            -------------
                                                                3,329,679
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
      Amdocs, Ltd.*.............................     35,160       929,279
      Comverse Technology, Inc.*................     95,505     2,258,693
      Tellabs, Inc.*............................    108,160       940,992
                                                            -------------
                                                                4,128,964
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
      Alamosa Holdings, Inc.*...................    110,800     1,540,120
      Nextel Partners, Inc. - Class A*..........     55,430     1,395,173
      NII Holdings, Inc. - Class B*.............     29,590     1,891,985
                                                            -------------
                                                                4,827,278
                                                            -------------
      TRANSPORTATION - 1.2%
      C.H. Robinson Worldwide, Inc..............     18,260     1,062,732
      UTI Worldwide, Inc........................     16,990     1,182,844
                                                            -------------
                                                                2,245,576
                                                            -------------
      Total Common Stocks (Cost $155,618,501)                 179,629,014
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR        VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 3.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/05 at 2.00% to
         be repurchased at $6,809,378 on
         07/01/05 collateralized by $6,895,000
         FHLMC 4.50% due 11/15/11 with a value
         of 6,946,713 (Cost $6,809,000)......... $6,809,000 $   6,809,000
                                                            -------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $162,427,501)                                    186,438,014
                                                            -------------

       Other Assets and Liabilities (net) - 0.7%                1,373,353
                                                            -------------

       TOTAL NET ASSETS - 100.0%                            $ 187,811,367
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 89.9 %
        AIRLINES - 0.4%
        Southwest Airlines Co.................     202,300 $   2,818,039
                                                           -------------
        BANKS - 6.8%
        Bank of America Corp..................     450,235    20,535,219
        Bank of New York Co., Inc.*...........     198,000     5,698,440
        SunTrust Banks, Inc...................      14,700     1,061,928
        Wachovia Corp.........................      94,800     4,702,080
        Wells Fargo & Co......................     228,500    14,071,030
                                                           -------------
                                                              46,068,697
                                                           -------------
        BEVERAGES - 1.2%
        Coca-Cola Co. (The)...................     199,500     8,329,125
                                                           -------------
        CHEMICALS - 3.4%
        Dow Chemical Co.......................     132,100     5,882,413
        E. I. du Pont de Nemours & Co.........     294,000    12,644,940
        Rohm & Haas Co........................      95,800     4,439,372
                                                           -------------
                                                              22,966,725
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4%
        First Data Corp.......................      73,300     2,942,262
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 0.5%
        Andrew Corp.*.........................      49,200       627,792
        Nokia Corp.(ADR)......................      79,400     1,321,216
        Telefonaktiebolaget LM Ericsson(ADR)..      34,400     1,099,080
                                                           -------------
                                                               3,048,088
                                                           -------------
        COMPUTERS & PERIPHERALS - 1.3%
        Hewlett-Packard Co....................     200,500     4,713,755
        International Business Machines Corp..      27,700     2,055,340
        Lexmark International, Inc. - Class A*      28,500     1,847,655
                                                           -------------
                                                               8,616,750
                                                           -------------
        ELECTRIC UTILITIES - 2.5%
        Dominion Resources, Inc...............      79,000     5,797,810
        FirstEnergy Corp......................     148,400     7,139,524
        Public Service Enterprise Group, Inc..      65,700     3,995,874
                                                           -------------
                                                              16,933,208
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
        American Electric Power Co., Inc......     145,000     5,346,150
        Flextronics International, Ltd.*......     128,300     1,694,843
        Jabil Circuit, Inc.*..................       6,500       199,745
        KEMET Corp.*..........................      76,000       478,800
                                                           -------------
                                                               7,719,538
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 0.8%
        Constellation Energy Group............      96,200     5,549,778
                                                           -------------
        FINANCIALS - DIVERSIFIED - 10.4%
        Ambac Financial Group, Inc............      46,200     3,222,912
        Capital One Financial Corp............      10,600       848,106
        Citigroup, Inc........................     360,000    16,642,800
        Fannie Mae............................      42,200     2,464,480
        Freddie Mac...........................     403,700    26,333,351

    -----------------------------------------------------------------------
    SECURITY                                                     VALUE
    DESCRIPTION                                     SHARES      (NOTE 2)
    -----------------------------------------------------------------------

    FINANCIALS - DIVERSIFIED - CONTINUED
    JPMorgan Chase & Co..........................     150,000 $   5,298,000
    Lehman Brothers Holdings, Inc................      32,000     3,176,960
    Merrill Lynch & Co., Inc.....................      83,500     4,593,335
    PNC Financial Services Group, Inc............     148,900     8,109,094
                                                              -------------
                                                                 70,689,038
                                                              -------------
    FOOD & DRUG RETAILING - 3.2%
    Kraft Foods, Inc. - Class A..................     260,600     8,289,686
    Unilever NV..................................     207,800    13,471,674
                                                              -------------
                                                                 21,761,360
                                                              -------------
    HOUSEHOLD PRODUCTS - 2.0%
    Kimberly-Clark Corp..........................     214,400    13,419,296
                                                              -------------
    HOTEL, RESTAURANTS & LEISURE - 0.4%
    McDonald's Corp.*............................      90,200     2,503,050
                                                              -------------
    INSURANCE - 5.1%
    AFLAC, Inc...................................      39,300     1,700,904
    American International Group, Inc............      74,100     4,305,210
    Assurant, Inc................................      39,600     1,429,560
    Berkshire Hathaway, Inc. - Class B*..........         710     1,976,285
    Chubb Corp. (The)............................     138,200    11,831,302
    Genworth Financial, Inc. - Class A...........     101,200     3,059,276
    Hartford Financial Services Group, Inc.......      22,000     1,645,160
    RenaissanceRe Holdings, Ltd..................      13,900       684,436
    St. Paul Travelers Co., Inc. (The)...........      64,600     2,553,638
    Torchmark Corp...............................      97,200     5,073,840
                                                              -------------
                                                                 34,259,611
                                                              -------------
    INTERNET SOFTWARE & SERVICES - 0.3%
    Cisco Systems, Inc.*.........................     114,800     2,193,828
                                                              -------------
    IT CONSULTING & SERVICES 0.8%
    Affiliated Computer Services, Inc. - Class A*     104,300     5,329,730
                                                              -------------
    LEISURE EQUIPMENT & PRODUCTS 1.0%
    Eastman Kodak Co.............................     123,800     3,324,030
    Mattel, Inc..................................     190,700     3,489,810
                                                              -------------
                                                                  6,813,840
                                                              -------------
    MACHINERY - 0.2%
    Cognex Corp..................................      52,900     1,385,451
                                                              -------------
    MEDIA - 7.1%
    Clear Channel Communications, Inc............     423,700    13,105,041
    Liberty Media Corp. - Class A*...............     928,700     9,463,453
    Time Warner, Inc.*...........................     490,900     8,202,939
    Viacom, Inc. - Class B.......................     218,100     6,983,562
    Walt Disney Co. (The)........................     398,900    10,044,302
                                                              -------------
                                                                 47,799,297
                                                              -------------
    METALS & MINING - 1.7%
    Alcoa, Inc...................................     434,900    11,363,937
                                                              -------------
    OIL & GAS - 4.8%
    ConocoPhillips...............................      65,800     3,782,842
    GlobalSantaFe Corp...........................      81,400     3,321,120

                       See notes to financial statements

MET INVESTORS SERIES TRUST
VAN KAMPEN COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2005 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Halliburton Co..........................     309,600 $  14,805,072
       Petroleo Brasileiro S. A. (ADR).........      45,600     2,099,424
       Petroleo Brasileiro S. A. (ADR).........       7,100       370,123
       Schlumberger, Ltd.......................      22,300     1,693,462
       Total SA (ADR)..........................      57,000     6,660,450
                                                            -------------
                                                               32,732,493
                                                            -------------
       PAPER & FOREST PRODUCTS - 5.3%
       Georgia-Pacific Corp....................     482,000    15,327,600
       International Paper Co..................     681,640    20,592,344
                                                            -------------
                                                               35,919,944
                                                            -------------
       PHARMACEUTICALS - 14.3%
       AmerisourceBergen Corp..................      88,300     6,105,945
       Bristol-Myers Squibb Co.................     876,100    21,884,978
       GlaxoSmithKline Plc (ADR)...............     643,500    31,216,185
       Pfizer, Inc.............................     330,700     9,120,706
       Roche Holding AG (ADR)..................     148,900     9,380,700
       Sanofi-Aventis (ADR)*...................     111,800     4,582,682
       Schering-Plough Corp....................     349,200     6,655,752
       Wyeth...................................     181,800     8,090,100
                                                            -------------
                                                               97,037,048
                                                            -------------
       RETAIL - MULTILINE - 2.6%
       Federated Department Stores, Inc........      45,000     3,297,600
       May Department Stores Co................      76,000     3,052,160
       Wal-Mart Stores, Inc.*..................     230,100    11,090,820
                                                            -------------
                                                               17,440,580
                                                            -------------
       RETAIL - SPECIALTY - 1.1%
       Best Buy Co., Inc.......................      39,300     2,694,015
       Jones Apparel Group, Inc................     147,400     4,575,296
                                                            -------------
                                                                7,269,311
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
       Credence Systems Corp.*.................     132,700     1,200,935
       Intel Corp.*............................      11,600       302,296
       Novellus Systems, Inc.*.................      13,200       326,172
                                                            -------------
                                                                1,829,403
                                                            -------------
       SOFTWARE - 0.9%
       Check Point Software Technologies, Ltd.*      33,800       669,240
       Microsoft Corp..........................      87,400     2,171,016
       SunGuard Data Systems, Inc.*............      91,000     3,200,470
                                                            -------------
                                                                6,040,726
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.1%
       Amdocs, Ltd.*...........................      22,500       594,675
       SBC Communications, Inc.................     804,200    19,099,750
       Sprint Corp.*...........................     555,900    13,947,531
       Verizon Communications, Inc.............     609,900    21,072,045
                                                            -------------
                                                               54,714,001
                                                            -------------

      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TOBACCO - 1.9%
      Altria Group, Inc........................      203,100 $  13,132,446
                                                             -------------
      Total Common Stocks
      (Cost $605,817,340)                                    $ 608,626,600
                                                             -------------

      SHORT TERM INVESTMENTS - 9.9%
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES
      Federal Home Loan Bank
      2.600%, due 07/01/05                      $ 67,180,000    67,180,000
                                                             -------------
      Total Short Term Investments
      (Cost $67,180,000)                                        67,180,000
                                                             -------------

      TOTAL INVESTMENTS - 99.8%
      (Cost $672,997,340)                                      675,806,600

      Other Assets and Liabilities (net) - 0.2%                  1,576,657
                                                             -------------

      TOTAL NET ASSETS - 100%                                $ 677,383,257
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)


                                                                               Met/AIM           Met/AIM       Goldman Sachs
                                                                         Mid Cap Core Equity Small Cap Growth  Mid-Cap Value
                                                                              Portfolio         Portfolio        Portfolio
                                                                         ------------------- ----------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $296,389,098     $575,052,012   $322,737,175
   Repurchase Agreement                                                           33,011,000       15,865,000     15,822,000
   Cash                                                                                  373              411            433
   Cash denominated in foreign currencies**                                                1               --             --
   Receivable for investments sold                                                        --       16,473,129      4,238,850
   Receivable for Trust shares sold                                                  151,244          264,253        397,580
   Dividends receivable                                                              203,201           78,336        466,476
   Interest receivable                                                                 2,457            1,181            879
   Unrealized appreciation on forward currency contracts (Note 8)                         --               --             --
                                                                         ------------------- ----------------  -------------
     Total assets                                                                329,757,374      607,734,322    343,663,393
                                                                         ------------------- ----------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                         5,194,460       18,638,822     11,995,911
     Trust shares redeemed                                                           270,450          127,114         46,165
     Distribution and services fees - Class B                                         39,093           59,022         19,634
     Distribution and services fees - Class E                                          3,956            1,615             --
     Collateral on securities on loan                                             36,726,477      117,552,957             --
     Investment advisory fee payable (Note 3)                                        169,935          385,814        198,007
     Administration fee payable                                                       29,502           36,880         25,286
     Custodian and accounting fees payable                                            13,322           34,453         15,319
   Accrued expenses                                                                   39,516           53,564         25,370
                                                                         ------------------- ----------------  -------------
     Total liabilities                                                            42,486,711      136,890,241     12,325,692
                                                                         ------------------- ----------------  -------------
NET ASSETS                                                                      $287,270,663     $470,844,081   $331,337,701
                                                                         =================== ================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $218,739,462     $385,085,643   $283,153,533
   Accumulated net realized gain (loss)                                           49,496,680       31,088,105     17,018,579
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                      17,926,198       56,395,381     29,779,496
   Undistributed (distributions in excess of) net investment income                1,108,323       (1,725,048)     1,386,093
                                                                         ------------------- ----------------  -------------
     Total                                                                      $287,270,663     $470,844,081   $331,337,701
                                                                         =================== ================  =============
NET ASSETS
   Class A                                                                      $ 64,170,223     $170,029,862   $232,655,477
                                                                         =================== ================  =============
   Class B                                                                       191,251,158      287,741,809     98,682,224
                                                                         =================== ================  =============
   Class E                                                                        31,849,282       13,072,410             --
                                                                         =================== ================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                         4,445,408       12,990,402     18,342,429
                                                                         =================== ================  =============
   Class B                                                                        13,339,154       22,193,370      7,783,140
                                                                         =================== ================  =============
   Class E                                                                         2,213,542        1,002,880             --
                                                                         =================== ================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $      14.44     $      13.09   $      12.68
                                                                         =================== ================  =============
   Class B                                                                             14.34            12.97          12.68
                                                                         =================== ================  =============
   Class E                                                                             14.39            13.03             --
                                                                         =================== ================  =============

----------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                           $278,465,622     $518,656,631   $292,957,679
**Cost of cash denominated in foreign currencies                                           1               --             --
+ Cost of written options                                                                 --               --             --

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett    Lord Abbett       Lord Abbett
International  Aggressive Growth  America's Value Bond Debenture  Growth and Income
  Portfolio        Portfolio         Portfolio      Portfolio         Portfolio
-------------- -----------------  --------------- --------------  -----------------
$1,134,280,802      $787,233,181      $51,955,166 $1,576,648,173     $3,144,813,669
    35,931,000                --        3,010,000    107,456,000        134,840,000
           108             7,126            1,598         20,896                106
       291,285            39,699               --             --                 --
            --        10,760,676           63,798      9,118,544          6,372,117
     1,157,674           546,891           57,918        891,559          1,085,848
     2,403,242           238,316           91,890        112,051          3,694,668
         1,996            38,297          193,243     19,230,152              7,491
    13,333,019                --               --             --                 --
-------------- -----------------  --------------- --------------  -----------------
 1,187,399,126       798,864,186       55,373,613  1,713,477,375      3,290,813,899
-------------- -----------------  --------------- --------------  -----------------
    17,066,887        13,222,248        1,499,683     13,412,187         22,733,231
       124,774           223,493              170        617,114            513,966
        87,793            53,082           10,757        138,201            221,821
        12,583               753               --          4,370                 --
   168,591,160       122,755,084               --    246,101,521        378,383,282
       674,629           364,848           28,474        602,311          1,232,763
        72,929            51,871            6,278        104,996            226,937
        93,074            20,272           12,601         33,248             38,660
        73,172            58,572           17,539        143,487            299,594
-------------- -----------------  --------------- --------------  -----------------
   186,862,206       136,750,223        1,575,502    261,157,435        403,650,254
-------------- -----------------  --------------- --------------  -----------------
$1,000,602,125      $662,113,963      $53,798,111 $1,452,319,940     $2,887,163,645
============== =================  =============== ==============  =================
$  809,256,636      $583,664,339      $49,109,476 $1,334,273,729     $2,408,430,768
    33,770,865        15,570,986          261,465    (24,424,204)       179,655,731
   140,251,759        63,023,561        3,822,212     19,112,677        248,214,745
    17,322,865          (144,923)         604,958    123,357,738         50,862,401
-------------- -----------------  --------------- --------------  -----------------
$1,000,602,125      $662,113,963      $53,798,111 $1,452,319,940     $2,887,163,645
============== =================  =============== ==============  =================
$  474,187,129      $401,032,648      $        -- $  739,513,280     $1,818,049,122
============== =================  =============== ==============  =================
   423,815,819       255,050,937       53,798,111    677,300,365      1,069,114,523
============== =================  =============== ==============  =================
   102,599,087         6,030,378               --     35,506,295                 --
============== =================  =============== ==============  =================
    32,397,816        52,064,160               --     58,679,104         68,250,837
============== =================  =============== ==============  =================
    29,169,889        33,450,138        3,934,299     54,204,150         40,433,607
============== =================  =============== ==============  =================
     7,045,799           789,275               --      2,833,122                 --
============== =================  =============== ==============  =================
$        14.64      $       7.70      $        -- $        12.60     $        26.64
============== =================  =============== ==============  =================
         14.53              7.62            13.67          12.50              26.44
============== =================  =============== ==============  =================
         14.56              7.64               --          12.53                 --
============== =================  =============== ==============  =================

-----------------------------------------------------------------------------------
$1,007,336,383      $724,226,741      $48,148,095 $1,560,942,005     $2,896,599,938
       292,908            39,713               --             --                 --
            --                --               --             --                 --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)

                                                                           Lord Abbett        Lord Abbett        MetLife
                                                                       Growth Opportunities  Mid-Cap Value Aggressive Strategy
                                                                            Portfolio          Portfolio        Portfolio
                                                                       --------------------  ------------- -------------------
ASSETS
   Investments, at value (Note 2)*                                              $67,486,814   $362,399,359        $530,726,139
   Repurchase Agreement                                                           3,680,000      8,724,000                  --
   Cash                                                                                 891             89                   6
   Cash denominated in foreign currencies**                                              --             --                  --
   Receivable for investments sold                                                    6,080             --                  --
   Receivable for Trust shares sold                                                      --        104,713              67,803
   Dividends receivable                                                               8,592        352,312                  --
   Interest receivable                                                                  128            485                  --
                                                                       --------------------  ------------- -------------------
      Total assets                                                               71,182,505    371,580,958         530,793,948
                                                                       --------------------  ------------- -------------------
LIABILITIES
   Due to Bank
   Payables for:
      Investments purchased                                                       1,311,498        716,691              67,680
      Trust shares redeemed                                                           7,936          3,677                 123
      Distribution and services fees - Class B                                        7,526         40,760             108,061
      Distribution and services fees - Class E                                           --             --                  --
      Collateral on securities on loan                                            9,571,084     50,076,477                  --
      Investment advisory fee payable (Note 3)                                       30,521        177,890              35,938
      Administration fee payable                                                      9,995         27,385               1,714
      Custodian and accounting fees payable                                          11,408         12,455               4,677
   Accrued expenses                                                                  18,115         29,813              13,720
                                                                       --------------------  ------------- -------------------
      Total liabilities                                                          10,968,083     51,085,148             231,913
                                                                       --------------------  ------------- -------------------
NET ASSETS                                                                      $60,214,422   $320,495,810        $530,562,035
                                                                       ====================  ============= ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $51,938,735   $227,664,242        $517,531,392
   Accumulated net realized gain (loss)                                           1,382,288     20,820,555            (147,355)
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                      7,078,367     69,292,285          12,626,552
   Undistributed (distributions in excess of) net investment income                (184,968)     2,718,728             551,446
                                                                       --------------------  ------------- -------------------
      Total                                                                     $60,214,422   $320,495,810        $530,562,035
                                                                       ====================  ============= ===================
NET ASSETS
   Class A                                                                      $23,148,291   $118,715,880        $     10,470
                                                                       ====================  ============= ===================
   Class B                                                                       37,066,131    201,779,930         530,551,565
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                        2,243,814      5,359,571                 974
                                                                       ====================  ============= ===================
   Class B                                                                        3,639,825      9,188,814          49,374,597
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $     10.32   $      22.15        $      10.75
                                                                       ====================  ============= ===================
   Class B                                                                            10.18          21.96               10.75
                                                                       ====================  ============= ===================
   Class E                                                                               --             --                  --
                                                                       ====================  ============= ===================

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                            $60,408,447   $293,107,074        $518,099,587

                                                                            MetLife
                                                                       Balanced Strategy
                                                                           Portfolio
                                                                       -----------------
ASSETS
   Investments, at value (Note 2)*                                        $2,770,312,517
   Repurchase Agreement                                                               --
   Cash                                                                               --
   Cash denominated in foreign currencies**                                           --
   Receivable for investments sold                                                    --
   Receivable for Trust shares sold                                            4,348,880
   Dividends receivable                                                               --
   Interest receivable                                                                --
                                                                       -----------------
      Total assets                                                         2,774,661,397
                                                                       -----------------
LIABILITIES
   Due to Bank
   Payables for:
      Investments purchased                                                    4,343,972
      Trust shares redeemed                                                        4,908
      Distribution and services fees - Class B                                   556,792
      Distribution and services fees - Class E                                        --
      Collateral on securities on loan                                                --
      Investment advisory fee payable (Note 3)                                    78,944
      Administration fee payable                                                   1,714
      Custodian and accounting fees payable                                        4,677
   Accrued expenses                                                               15,490
                                                                       -----------------
      Total liabilities                                                        5,006,497
                                                                       -----------------
NET ASSETS                                                                $2,769,654,900
                                                                       =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $2,722,584,017
   Accumulated net realized gain (loss)                                       (3,592,693)
   Unrealized appreciation (depreciation) on investments and foreign
    currency                                                                  49,508,646
   Undistributed (distributions in excess of) net investment income            1,154,930
                                                                       -----------------
      Total                                                               $2,769,654,900
                                                                       =================
NET ASSETS
   Class A                                                                $       10,349
                                                                       =================
   Class B                                                                 2,769,644,551
                                                                       =================
   Class E                                                                            --
                                                                       =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                           996
                                                                       =================
   Class B                                                                   266,722,577
                                                                       =================
   Class E                                                                            --
                                                                       =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        10.39
                                                                       =================
   Class B                                                                         10.38
                                                                       =================
   Class E                                                                            --
                                                                       =================

-----------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                      $2,720,803,871

                       See notes to financial statements

     MetLife            MetLife           MetLife       MFS Research   Neuberger Berman     Oppenheimer
Defensive Strategy  Growth Strategy  Moderate Strategy  International    Real Estate    Capital Appreciation
    Portfolio          Portfolio         Portfolio        Portfolio       Portfolio          Portfolio
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $292,009,385   $2,417,292,236       $957,392,042  $  980,613,615     $421,280,648       $1,000,938,850
                --               --                 --      15,015,000       16,733,000           57,597,000
                --               --                 --             218              414                  254
                --               --                 --       1,864,399               --                   --
           838,754               --                 --       7,374,986        6,984,633            5,215,758
                --        4,884,328          1,479,125         831,604          683,186              914,203
                --               --                 --         946,239        1,753,898              821,145
                --               --                 --             834              930                3,200
------------------  ---------------  -----------------  -------------- ---------------- --------------------
       292,848,139    2,422,176,564        958,871,167   1,006,646,895      447,436,709        1,065,490,410
------------------  ---------------  -----------------  -------------- ---------------- --------------------
                                  2
           838,754        4,880,711          1,477,474      11,510,340        9,210,615                   --
                --            3,617              1,651         282,728           94,696               86,796
            58,647          487,305            193,249          74,977           48,684               99,448
                --               --                 --           1,475            3,881                   16
                --               --                 --     136,143,669               --           55,797,875
            16,168           77,554             70,100         518,328          238,832              593,713
             1,714            1,714              1,714          62,744           30,062               68,860
             4,677            4,677              4,677         112,055           12,713               40,449
            13,683           16,116             14,948          65,771           18,725               79,980
------------------  ---------------  -----------------  -------------- ---------------- --------------------
           933,643        5,471,696          1,763,813     148,772,087        9,658,208           56,767,137
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $291,914,496   $2,416,704,868       $957,107,354  $  857,874,808     $437,778,501       $1,008,723,273
==================  ===============  =================  ============== ================ ====================
      $288,475,695   $2,365,997,053       $944,117,440  $  741,896,335     $361,268,291       $  958,181,966
          (929,019)        (614,161)        (1,112,146)     65,310,508       22,587,512           14,930,901
         4,578,949       48,967,976         14,359,185      39,389,598       48,229,092           33,039,925
          (211,129)       2,354,000           (257,125)     11,278,367        5,693,606            2,570,481
------------------  ---------------  -----------------  -------------- ---------------- --------------------
      $291,914,496   $2,416,704,868       $957,107,354  $  857,874,808     $437,778,501       $1,008,723,273
==================  ===============  =================  ============== ================ ====================
      $     10,233   $      145,846       $     10,286  $  480,588,656     $159,526,927       $  528,030,255
==================  ===============  =================  ============== ================ ====================
       291,904,263    2,416,559,022        957,097,068     365,578,816      245,642,110          480,536,863
==================  ===============  =================  ============== ================ ====================
                --               --                 --      11,707,336       32,609,464              156,155
==================  ===============  =================  ============== ================ ====================
             1,018           13,739              1,009      41,998,387       11,984,093           64,661,622
==================  ===============  =================  ============== ================ ====================
        29,071,571      227,649,723         93,981,126      32,121,262       18,475,296           59,263,742
==================  ===============  =================  ============== ================ ====================
                --               --                 --       1,026,197        2,451,584               19,123
==================  ===============  =================  ============== ================ ====================
      $      10.05   $        10.62       $      10.19  $        11.44     $      13.31       $         8.17
==================  ===============  =================  ============== ================ ====================
             10.04            10.62              10.18           11.38            13.30                 8.11
==================  ===============  =================  ============== ================ ====================
                --               --                 --           11.41            13.30                 8.17
==================  ===============  =================  ============== ================ ====================

------------------------------------------------------------------------------------------------------------
      $287,430,436   $2,368,324,260       $943,032,857  $  941,205,784     $373,051,556       $  967,894,536

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2005 (UNAUDITED)


                                                                          PIMCO Inflation     PIMCO           Met/Putnam
                                                                          Protected Bond   Total Return  Capital Opportunities
                                                                             Portfolio      Portfolio          Portfolio
                                                                          --------------- -------------- ---------------------
ASSETS
   Investments in unaffiliated securities, at value (Note 2)*              $1,444,108,001 $2,591,494,551           $57,253,099
   Investment in affiliated security**                                                 --             --                    --
   Repurchase Agreement                                                       183,000,000     22,044,000               217,000
   Cash                                                                         2,343,405      2,777,183                   437
   Cash denominated in foreign currencies***                                      117,165     64,453,593                    --
   Receivable for investments sold                                             30,181,914    498,461,182               316,981
   Receivable for Trust shares sold                                               725,956      1,020,814                 7,290
   Dividends receivable                                                                --             --                56,359
   Interest receivable                                                          3,069,162     14,251,705                     5
   Net variation margin on financial futures contracts (Note 7)                    82,224        955,539                    --
                                                                          --------------- -------------- ---------------------
      Total assets                                                          1,663,627,827  3,195,458,567            57,851,171
                                                                          --------------- -------------- ---------------------
LIABILITIES
   Payables for:
      Investments purchased                                                   800,190,982    229,960,454               213,300
      When-issued / delayed delivery investments (Note 2)                              --    703,755,324                    --
      Trust shares redeemed                                                       237,036        632,829                 1,618
      Securities sold short, at value (proceeds $14,995,277,
       $291,449,713, and $7,329,289) (Note 2)                                  14,961,014    293,482,012                    --
      Open swap contracts at fair value (Note 10)                                 417,581     13,444,477                    --
      Unrealized depreciation on forward currency contracts (Note 8)              364,546        661,919                    --
      Outstanding written options****                                             124,797        718,149                    --
      Distribution and services fees - Class B                                     78,492        210,274                   862
      Distribution and services fees - Class E                                         --         17,975                    --
      Collateral on securities on loan                                                 --             --            11,656,815
      Interest payable swap position                                              323,951      2,067,489                    --
      Investment advisory fee payable (Note 3)                                    343,917        834,727                32,158
      Administration fee payable                                                   68,311        135,908                 9,044
      Custodian and accounting fees payable                                        19,619         56,592                17,405
   Accrued expenses                                                                51,716        115,719                22,627
                                                                          --------------- -------------- ---------------------
      Total liabilities                                                       817,181,962  1,246,093,848            11,953,829
                                                                          --------------- -------------- ---------------------
NET ASSETS                                                                 $  846,445,865 $1,949,364,719           $45,897,342
                                                                          =============== ============== =====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                         $  814,396,341 $1,887,094,829           $43,385,867
   Accumulated net realized gain (loss)                                        20,847,836     29,487,593            (1,397,555)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency           2,129,883      8,534,635             3,691,471
   Undistributed (distributions in excess of) net investment income             9,071,805     24,247,662               217,559
                                                                          --------------- -------------- ---------------------
      Total                                                                $  846,445,865 $1,949,364,719           $45,897,342
                                                                          =============== ============== =====================
NET ASSETS
   Class A                                                                 $  464,373,330 $  766,299,524           $41,608,625
                                                                          =============== ============== =====================
   Class B                                                                    382,072,535  1,034,185,037             4,288,717
                                                                          =============== ============== =====================
   Class E                                                                             --    148,880,158                    --
                                                                          =============== ============== =====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                     42,794,038     65,516,605             2,931,263
                                                                          =============== ============== =====================
   Class B                                                                     35,255,700     89,156,808               305,203
                                                                          =============== ============== =====================
   Class E                                                                             --     12,805,233                    --
                                                                          =============== ============== =====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                 $        10.85 $        11.70           $     14.19
                                                                          =============== ============== =====================
   Class B                                                                          10.84          11.60                 14.05
                                                                          =============== ============== =====================
   Class E                                                                             --          11.63                    --
                                                                          =============== ============== =====================

--------------------------------------------------------------------------------------------------------------------------------
*Investments in unaffiliated securities at cost, excluding Repurchase
 Agreement                                                                 $1,445,380,164 $2,580,749,476           $53,561,628
**Investment in affiliated security at cost                                            --             --                    --
***Cost of cash denominated in foreign currencies                                 117,466     64,310,044                    --
****Cost of written options                                                       158,965      3,279,013                    --

                                                                           RCM Global
                                                                           Technology
                                                                           Portfolio
                                                                          ------------
ASSETS
   Investments in unaffiliated securities, at value (Note 2)*             $225,399,492
   Investment in affiliated security**                                              --
   Repurchase Agreement                                                     15,212,000
   Cash                                                                            445
   Cash denominated in foreign currencies***                                     3,274
   Receivable for investments sold                                           9,900,392
   Receivable for Trust shares sold                                            163,496
   Dividends receivable                                                         97,873
   Interest receivable                                                             845
   Net variation margin on financial futures contracts (Note 7)                     --
                                                                          ------------
      Total assets                                                         250,777,817
                                                                          ------------
LIABILITIES
   Payables for:
      Investments purchased                                                  6,598,797
      When-issued / delayed delivery investments (Note 2)                           --
      Trust shares redeemed                                                    294,547
      Securities sold short, at value (proceeds $14,995,277,
       $291,449,713, and $7,329,289) (Note 2)                                7,103,615
      Open swap contracts at fair value (Note 10)                                   --
      Unrealized depreciation on forward currency contracts (Note 8)                --
      Outstanding written options****                                               --
      Distribution and services fees - Class B                                  16,027
      Distribution and services fees - Class E                                   2,271
      Collateral on securities on loan                                      34,301,216
      Interest payable swap position                                                --
      Investment advisory fee payable (Note 3)                                 170,240
      Administration fee payable                                                21,887
      Custodian and accounting fees payable                                     11,418
   Accrued expenses                                                             29,423
                                                                          ------------
      Total liabilities                                                     48,549,441
                                                                          ------------
NET ASSETS                                                                $202,228,376
                                                                          ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $210,944,282
   Accumulated net realized gain (loss)                                    (19,238,179)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency       11,261,780
   Undistributed (distributions in excess of) net investment income           (739,507)
                                                                          ------------
      Total                                                               $202,228,376
                                                                          ============
NET ASSETS
   Class A                                                                $108,310,905
                                                                          ============
   Class B                                                                  75,985,583
                                                                          ============
   Class E                                                                  17,931,889
                                                                          ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  24,547,014
                                                                          ============
   Class B                                                                  17,401,737
                                                                          ============
   Class E                                                                   4,093,136
                                                                          ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $       4.41
                                                                          ============
   Class B                                                                        4.37
                                                                          ============
   Class E                                                                        4.38
                                                                          ============

---------------------------------------------------------------------------------------
*Investments in unaffiliated securities at cost, excluding Repurchase
 Agreement                                                                $214,363,418
**Investment in affiliated security at cost                                         --
***Cost of cash denominated in foreign currencies                                   --
****Cost of written options                                                         --

                       See notes to financial statements

 Third Avenue   T. Rowe Price       Turner       Van Kampen
Small Cap Value Mid-Cap Growth  Mid-Cap Growth    Comstock
   Portfolio      Portfolio       Portfolio      Portfolio
--------------- --------------  --------------  ------------
   $817,666,516   $681,993,687    $179,629,014  $608,626,600
             --     25,717,890              --            --
    122,953,000             --       6,809,000    67,180,000
            444             --             231        39,284
             --             --              --            --
      3,704,504        164,721       2,792,762       294,283
        853,597        441,458         206,937     1,285,573
        970,930        202,266          42,058     1,187,045
          6,831         63,610             378            --
             --             --              --            --
--------------- --------------  --------------  ------------
    946,155,822    708,583,632     189,480,380   678,612,785
--------------- --------------  --------------  ------------
        645,081      2,269,351       1,444,487       780,387
             --             --              --            --
         17,691        159,479          32,668        33,550
             --             --              --            --
             --             --              --            --
             --             --              --            --
             --             --              --            --
         77,323         71,031          10,302         2,400
             --          2,568              --            --
    175,351,718    130,330,151              --            --
             --             --              --            --
        462,635        346,085         127,718       349,035
         53,665         45,684          17,551        10,857
         19,446         18,486          15,381        30,918
         61,478         52,138          20,906        22,381
--------------- --------------  --------------  ------------
    176,689,037    133,294,973       1,669,013     1,229,528
--------------- --------------  --------------  ------------
   $769,466,785   $575,288,659    $187,811,367  $677,383,257
=============== ==============  ==============  ============
   $570,978,766   $460,796,819    $164,397,292  $673,617,782
     25,326,424     28,597,826        (141,668)   (1,624,298)
    171,157,448     86,857,606      24,010,513     2,809,260
      2,004,147       (963,592)       (454,770)    2,580,513
--------------- --------------  --------------  ------------
   $769,466,785   $575,288,659    $187,811,367  $677,383,257
=============== ==============  ==============  ============
   $386,280,773   $204,916,911    $137,651,699  $663,066,244
=============== ==============  ==============  ============
    383,186,012    349,658,620      50,159,668    14,317,013
=============== ==============  ==============  ============
             --     20,713,128              --            --
=============== ==============  ==============  ============
     25,379,280     26,647,662      12,142,713    65,886,877
=============== ==============  ==============  ============
     25,227,202     46,010,383       4,433,056     1,423,216
=============== ==============  ==============  ============
             --      2,712,837              --            --
=============== ==============  ==============  ============
   $      15.22   $       7.69    $      11.34  $      10.06
=============== ==============  ==============  ============
          15.19           7.60           11.31         10.06
=============== ==============  ==============  ============
             --           7.64              --            --
=============== ==============  ==============  ============

-------------------------------------------------------------

   $646,511,155   $620,854,370    $160,362,501  $605,817,340
             --     25,717,890              --            --
             --             --              --            --
             --             --              --            --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                                                     Met/AIM           Met/AIM
                                                                                   Mid Cap Core    Small Cap Growth
                                                                                 Equity Portfolio     Portfolio
                                                                                 ----------------  ----------------
INVESTMENT INCOME:
    Dividends (1)                                                                    $  1,626,312       $   474,183
    Interest (2)                                                                          394,779           267,814
                                                                                 ----------------  ----------------
       Total investment income                                                          2,021,091           741,997
                                                                                 ----------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    1,063,839         1,827,013
    Deferred Expense Reimbursement (Note 3)                                                    --           173,254
    Administration fees                                                                    29,537            36,784
    Custody and accounting fees                                                            42,198            74,154
    Distribution fee - Class B                                                            236,469           324,156
    Distribution fee - Class E                                                             23,016             9,253
    Transfer agent fees                                                                    12,951            12,997
    Audit                                                                                  12,120            12,120
    Legal                                                                                  10,906            11,013
    Trustee fees and expenses                                                               6,875             6,875
    Shareholder reporting                                                                  13,660            19,192
    Insurance                                                                               3,578             6,548
    Other                                                                                   2,049             2,331
                                                                                 ----------------  ----------------
       Total expenses                                                                   1,457,198         2,515,690
       Less fees waived and expenses reimbursed by the adviser                                 --                --
       Less broker commission recapture                                                   (38,717)          (50,765)
                                                                                 ----------------  ----------------
    Net expenses                                                                        1,418,481         2,464,925
                                                                                 ----------------  ----------------
    Net investment income                                                                 602,610        (1,722,928)
                                                                                 ----------------  ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                     16,002,105        20,754,359
       Foreign currency related transactions                                                   --                --
                                                                                 ----------------  ----------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                       16,002,105        20,754,359
                                                                                 ----------------  ----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                          29,471,839        63,681,341
          End of period                                                                17,926,198        56,395,381
                                                                                 ----------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                               (11,545,641)       (7,285,960)
                                                                                 ----------------  ----------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                             4,456,464        13,468,399
                                                                                 ----------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $  5,059,074       $11,745,471
                                                                                 ================  ================

---------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                   $     15,317       $     1,438
(2)Interest income includes security lending income of:                                     5,675           123,944

                                                                                 Goldman Sachs
                                                                                 Mid-Cap Value
                                                                                   Portfolio
                                                                                 -------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $ 2,492,709
    Interest (2)                                                                       102,850
                                                                                 -------------
       Total investment income                                                       2,595,559
                                                                                 -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                 1,015,900
    Deferred Expense Reimbursement (Note 3)                                                 --
    Administration fees                                                                 25,217
    Custody and accounting fees                                                         54,927
    Distribution fee - Class B                                                         109,549
    Distribution fee - Class E                                                              --
    Transfer agent fees                                                                  9,258
    Audit                                                                                9,788
    Legal                                                                                9,501
    Trustee fees and expenses                                                            4,866
    Shareholder reporting                                                                4,044
    Insurance                                                                            2,050
    Other                                                                                   74
                                                                                 -------------
       Total expenses                                                                1,245,174
       Less fees waived and expenses reimbursed by the adviser                              --
       Less broker commission recapture                                                (37,441)
                                                                                 -------------
    Net expenses                                                                     1,207,733
                                                                                 -------------
    Net investment income                                                            1,387,826
                                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                  14,473,657
       Foreign currency related transactions                                                --
                                                                                 -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                    14,473,657
                                                                                 -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                       26,685,739
          End of period                                                             29,779,496
                                                                                 -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                              3,093,757
                                                                                 -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                         17,567,414
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $18,955,240
                                                                                 =============

-----------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     1,435
(2)Interest income includes security lending income of:                                     --

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett     Lord Abbett       Lord Abbett
International      Aggressive     America's Value  Bond Debenture  Growth and Income
  Portfolio     Growth Portfolio     Portfolio       Portfolio         Portfolio
--------------  ----------------  ---------------  --------------  -----------------
  $ 15,519,992      $  2,013,504       $  552,084    $  1,385,237      $  28,145,686
       570,431           409,005          311,687      40,775,914          1,220,799
--------------  ----------------  ---------------  --------------  -----------------
    16,090,423         2,422,509          863,771      42,161,151         29,366,485
--------------  ----------------  ---------------  --------------  -----------------
     3,766,006         2,049,466          142,344       3,481,079          7,793,733
            --            55,811               --              --                 --
        72,554            51,463            6,508         104,387            225,009
       403,127            86,691           29,879         103,224            151,281
       523,561           331,512           54,748         828,257          1,375,848
        67,153             4,005               --          26,188                 --
        12,924            12,167            3,365          13,468              8,731
        13,110            12,120           12,288          12,681             12,315
        10,727            10,727           10,727          10,727             10,735
         6,875             6,875            6,904           6,875              6,874
        33,659            24,865              658          64,779            146,552
         9,915             8,201              291          16,771             34,014
         2,782             2,924              403           8,078             17,932
--------------  ----------------  ---------------  --------------  -----------------
     4,922,393         2,656,827          268,115       4,676,514          9,783,024
            --                --          (25,594)             --                 --
       (75,275)          (91,610)          (1,630)             --           (356,056)
--------------  ----------------  ---------------  --------------  -----------------
     4,847,118         2,565,217          240,891       4,676,514          9,426,968
--------------  ----------------  ---------------  --------------  -----------------
    11,243,305          (142,708)         622,880      37,484,637         19,939,517
--------------  ----------------  ---------------  --------------  -----------------
    18,396,641        20,666,992          166,763       7,848,142        162,861,684
      (147,892)               --               --              --
--------------  ----------------  ---------------  --------------  -----------------
    18,248,749        20,666,992          166,763       7,848,142        162,861,684
--------------  ----------------  ---------------  --------------  -----------------
   154,004,079        77,807,798        3,883,374      66,428,920        528,730,437
   140,251,759        63,023,561        3,822,212      19,112,677        248,214,745
--------------  ----------------  ---------------  --------------  -----------------
   (13,752,320)      (14,784,237)         (61,162)    (47,316,243)      (280,515,692)
--------------  ----------------  ---------------  --------------  -----------------
     4,496,429         5,882,755          105,601     (39,468,101)      (117,654,008)
--------------  ----------------  ---------------  --------------  -----------------
  $ 15,739,734      $  5,740,047       $  728,481    $ (1,983,464)     $ (97,714,491)
==============  ================  ===============  ==============  =================

-------------------------------------------------------------------------------------
  $  2,104,977      $     93,821       $      195    $         --      $     280,212
       334,318            27,173               --         381,148             81,752

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                                            Lord Abbett         Lord Abbett
                                                                        Growth Opportunities      Mid-Cap
                                                                             Portfolio        Value Portfolio
                                                                        --------------------  ---------------
INVESTMENT INCOME:
    Dividends (1)                                                                $   115,599      $ 2,382,326
    Interest (2)                                                                      11,798           75,028
                                                                        --------------------  ---------------
       Total investment income                                                       127,397        2,457,354
                                                                        --------------------  ---------------
EXPENSES:
    Investment advisory fee (Note 3)                                                 207,534        1,033,482
    Deferred Expense Reimbursement (Note 3)                                               --               --
    Administration fees                                                               10,188           27,461
    Custody and accounting fees                                                       30,660           39,148
    Distribution fee - Class B                                                        44,042          229,723
    Distribution fee - Class E                                                            --               --
    Transfer agent fees                                                                6,756            7,339
    Audit                                                                             11,924           11,924
    Legal                                                                             10,727           10,727
    Trustee fees and expenses                                                          6,873            6,875
    Shareholder reporting                                                              1,865           15,047
    Insurance                                                                            724            3,712
    Other                                                                              1,052            1,623
                                                                        --------------------  ---------------
       Total expenses                                                                332,345        1,387,061
       Less fees waived and expenses reimbursed by the adviser                       (21,473)              --
       Less broker commission recapture                                                   --          (10,319)
                                                                        --------------------  ---------------
    Net expenses                                                                     310,872        1,376,742
                                                                        --------------------  ---------------
    Net investment income                                                           (183,475)       1,080,612
                                                                        --------------------  ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                 1,938,457        8,600,926
                                                                        --------------------  ---------------
          Net realized gain (loss) on investments and foreign
            currency related transactions                                          1,938,457        8,600,926
                                                                        --------------------  ---------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                      9,554,478       71,645,111
          End of period                                                            7,078,367       69,292,285
                                                                        --------------------  ---------------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                           (2,476,111)      (2,352,826)
                                                                        --------------------  ---------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                                (537,654)       6,248,100
                                                                        --------------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $  (721,129)     $ 7,328,712
                                                                        ====================  ===============

---------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                               $       783      $     6,815
(2)Interest income includes security lending income of:                                4,537           11,182

                                                                              MetLife             MetLife
                                                                        Aggressive Strategy  Balanced Strategy
                                                                             Portfolio           Portfolio
                                                                        -------------------  -----------------
INVESTMENT INCOME:
    Dividends (1)                                                               $ 1,061,403        $ 3,382,288
    Interest (2)                                                                         --                 --
                                                                        -------------------  -----------------
       Total investment income                                                    1,061,403          3,382,288
                                                                        -------------------  -----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                224,681            871,540
    Deferred Expense Reimbursement (Note 3)                                              --                 --
    Administration fees                                                              14,877             14,877
    Custody and accounting fees                                                      13,502             13,502
    Distribution fee - Class B                                                      563,214          2,875,792
    Distribution fee - Class E                                                           --                 --
    Transfer agent fees                                                               5,554              5,559
    Audit                                                                             8,226              8,226
    Legal                                                                             7,281              7,281
    Trustee fees and expenses                                                         6,423              6,425
    Shareholder reporting                                                             1,850             11,689
    Insurance                                                                           813                813
    Other                                                                               327                328
                                                                        -------------------  -----------------
       Total expenses                                                               846,748          3,816,032
       Less fees waived and expenses reimbursed by the adviser                      (58,248)           (47,538)
       Less broker commission recapture                                                  --                 --
                                                                        -------------------  -----------------
    Net expenses                                                                    788,500          3,768,494
                                                                        -------------------  -----------------
    Net investment income                                                           272,903           (386,206)
                                                                        -------------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                 (147,355)        (3,592,693)
                                                                        -------------------  -----------------
          Net realized gain (loss) on investments and foreign
            currency related transactions                                          (147,355)        (3,592,693)
                                                                        -------------------  -----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                     6,409,313         12,280,495
          End of period                                                          12,626,552         49,508,646
                                                                        -------------------  -----------------
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency                                           6,217,239         37,228,151
                                                                        -------------------  -----------------
    Net realized and unrealized gain (loss) on investments and foreign
       currency related transactions                                              6,069,884         33,635,458
                                                                        -------------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 6,342,788        $33,249,252
                                                                        ===================  =================

---------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $        --        $        --
(2)Interest income includes security lending income of:                                  --                 --

                       See notes to financial statements

     MetLife            MetLife           MetLife       MFS Research   Neuberger Berman  Oppenheimer Capital
Defensive Strategy  Growth Strategy  Moderate Strategy  International    Real Estate        Appreciation
    Portfolio          Portfolio         Portfolio        Portfolio       Portfolio           Portfolio
------------------  ---------------  -----------------  -------------  ----------------  -------------------
        $   56,261      $ 4,109,578        $   596,816   $ 11,901,036       $ 6,523,364         $  5,710,656
                --               --                 --        424,777           117,243              354,253
------------------  ---------------  -----------------  -------------  ----------------  -------------------
            56,261        4,109,578            596,816     12,325,813         6,640,607            6,064,909
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           111,542          778,067            380,599      2,866,837         1,082,587            2,762,401
                --               --                 --        465,232                --              272,191
            14,877           14,877             14,877         62,427            29,970               72,260
            13,502           13,502             13,502        442,204            34,649               92,592
           278,848        2,513,629            995,648        435,702           217,053              629,168
                --               --                 --          8,864            19,027                   22
             5,558            5,559              5,559         14,153            11,988               12,062
             8,226            8,226              8,226         13,629             9,788               12,120
             7,490            7,281              7,281         10,727             7,866               14,972
             6,423            6,423              6,971          6,872             4,866                6,915
               494           11,148              3,799         27,715             8,620               39,378
               813              813                813          8,026             2,365               12,764
               330              329                328          2,850                75                5,433
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           448,103        3,359,854          1,437,603      4,365,238         1,428,854            3,932,278
           (57,713)         (47,117)           (43,695)            --                --                   --
                --               --                 --       (105,313)          (86,352)              (5,908)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
           390,390        3,312,737          1,393,908      4,259,925         1,342,502            3,926,370
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (334,129)         796,841           (797,092)     8,065,888         5,298,105            2,138,539
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (929,019)        (614,161)        (1,112,146)    30,275,912        21,760,512            9,844,028
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (929,019)        (614,161)        (1,112,146)    30,275,912        21,760,512            9,844,028
------------------  ---------------  -----------------  -------------  ----------------  -------------------
          (468,308)      20,658,397            801,115     95,219,610        44,064,459           66,409,391
         4,578,949       48,967,976         14,359,185     39,389,598        48,229,092           33,039,925
------------------  ---------------  -----------------  -------------  ----------------  -------------------
         5,047,257       28,309,579         13,558,070    (55,830,012)        4,164,633          (33,369,466)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
         4,118,238       27,695,418         12,445,924    (25,554,100)       25,925,145          (23,525,438)
------------------  ---------------  -----------------  -------------  ----------------  -------------------
        $3,784,109      $28,492,259        $11,648,832   $(17,488,212)      $31,223,250         $(21,386,899)
==================  ===============  =================  =============  ================  ===================

-------------------------------------------------------------------------------------------------------------
        $       --      $        --        $        --   $  1,633,524       $    21,736         $    104,398
                --               --                 --        320,390                --               18,605

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)


                                                               PIMCO Inflation     PIMCO           Met/Putnam
                                                               Protected Bond   Total Return  Capital Opportunities
                                                                  Portfolio      Portfolio          Portfolio
                                                               ---------------  ------------  ---------------------
INVESTMENT INCOME:
   Dividends (1)                                                  $     20,067  $    244,466            $   332,789
   Interest (2)                                                     12,092,056    33,843,655                 48,393
                                                               ---------------  ------------  ---------------------
       Total investment income                                      12,112,123    34,088,121                381,182
                                                               ---------------  ------------  ---------------------
EXPENSES:
   Investment advisory fee (Note 3)                                  2,158,114     4,596,599                197,070
   Deferred Expense Reimbursement (Note 3)                                  --       220,000                     --
   Administration fees                                                  67,967       138,895                  9,278
   Custody and accounting fees                                          80,201       226,700                 34,864
   Distribution fee - Class B                                          495,501     1,236,257                  4,914
   Distribution fee - Class E                                               --       106,833                     --
   Transfer agent fees                                                   7,502        17,555                  7,690
   Audit                                                                12,549        12,679                 11,924
   Legal                                                                10,727        14,972                 10,727
   Trustee fees and expenses                                             6,904         8,766                  6,875
   Shareholder reporting                                                13,798        80,524                    934
   Insurance                                                             9,988        21,018                    662
   Organizational expense                                                   --            --                     --
   Other                                                                 3,732        10,066                    657
   Interest expense on reverse repurchase agreement                         --           264                     --
                                                               ---------------  ------------  ---------------------
       Total expenses                                                2,866,983     6,691,128                285,595
       Less investment advisory fee waiver                                  --            --                     --
       Less broker commission recapture                                     --            --                     --
                                                               ---------------  ------------  ---------------------
   Net expenses                                                      2,866,983     6,691,128                285,595
                                                               ---------------  ------------  ---------------------
   Net investment income                                             9,245,140    27,396,993                 95,587
                                                               ---------------  ------------  ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS, OPTIONS CONTRACTS,
SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                  24,161,095    10,790,650              4,923,953
       Futures contracts                                             1,837,925    16,956,832                     --
       Options contracts                                               171,133     2,452,196                     --
       Swap contracts                                               (4,578,234)  (14,945,128)                    --
       Foreign currency related transactions                           217,043     3,389,213                     --
                                                               ---------------  ------------  ---------------------
          Net realized gain (loss) on investments,
            futures contracts, options contracts, swap
            contracts and foreign currency related
            transactions                                            21,808,962    18,643,763              4,923,953
                                                               ---------------  ------------  ---------------------
   Unrealized appreciation (depreciation) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
          Beginning of period                                       14,234,514     6,624,166              8,665,754
          End of period                                              2,129,883     8,534,635              3,691,471
                                                               ---------------  ------------  ---------------------
   Net change in unrealized appreciation
       (depreciation) on investments, futures
       contracts, options contracts, swap contracts
       and foreign currency                                        (12,104,631)    1,910,469             (4,974,283)
                                                               ---------------  ------------  ---------------------
   Net realized and unrealized gain (loss) on
       investments, futures contracts, options
       contracts, swap contracts and foreign currency
       related transactions                                          9,704,331    20,554,232                (50,330)
                                                               ---------------  ------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $ 18,949,471  $ 47,951,225            $    45,257
                                                               ===============  ============  =====================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                $         --  $          7            $       599
(2)Interest income includes security lending income of:                     --            --                 18,319
 *For the period 5/1/2005 (commencement of operations)
  through 6/30/2005

                       See notes to financial statements

 RCM Global   Third Avenue   T. Rowe Price       Turner       Van Kampen
 Technology  Small Cap Value Mid-Cap Growth  Mid-Cap Growth    Comstock
 Portfolio      Portfolio      Portfolio       Portfolio      Portfolio*
-----------  --------------- --------------  --------------  -----------
$   233,058     $  4,059,149    $ 1,169,575     $   280,337  $ 3,064,702
    193,116        1,125,827        425,733          60,953      244,999
-----------  --------------- --------------  --------------  -----------
    426,174        5,184,976      1,595,308         341,290    3,309,701
-----------  --------------- --------------  --------------  -----------
    891,750        2,530,546      1,970,801         659,825      658,682
    117,863               --          2,646              --           --
     21,973           53,483         45,573          17,550       10,857
     35,125           61,916         60,539          38,469       30,918
    111,180          459,741        410,189          67,344        3,520
         --               --         15,333              --           --
     12,908            8,385         12,598           7,469        4,327
     12,120           12,328         12,120           9,788        4,837
     10,727           10,727         10,727           9,501        3,139
      6,875            6,875          6,875           4,865        2,523
      5,255           28,474         23,224           2,781        6,862
      2,928            7,595          5,864           1,843          694
         --               --             --              --           --
      3,705            3,099          3,116             249        2,829
         --               --             --              --           --
-----------  --------------- --------------  --------------  -----------
  1,232,409        3,183,169      2,579,605         819,684      729,188
         --               --        (14,716)             --           --
    (69,362)              --        (13,757)        (25,357)          --
-----------  --------------- --------------  --------------  -----------
  1,163,047        3,183,169      2,551,132         794,327      729,188
-----------  --------------- --------------  --------------  -----------
   (736,873)       2,001,807       (955,824)       (453,037)   2,580,513
-----------  --------------- --------------  --------------  -----------
 (3,752,160)      22,884,929     14,142,240       3,474,103   (1,624,298)
         --               --             --              --           --
     84,569               --             --              --           --
         --               --             --              --           --
         --               --             --              --           --
-----------  --------------- --------------  --------------  -----------
 (3,667,591)      22,884,929     14,142,240       3,474,103   (1,624,298)
-----------  --------------- --------------  --------------  -----------
 15,839,761      154,022,131     89,052,114      24,500,397           --
 11,261,780      171,157,448     86,857,606      24,010,513    2,809,260
-----------  --------------- --------------  --------------  -----------
 (4,577,981)      17,135,317     (2,194,508)       (489,884)   2,809,260
-----------  --------------- --------------  --------------  -----------
 (8,245,572)      40,020,246     11,947,732       2,984,219    1,184,962
-----------  --------------- --------------  --------------  -----------
$(8,982,445)    $ 42,022,053    $10,991,908     $ 2,531,182  $ 3,765,475
===========  =============== ==============  ==============  ===========

-------------------------------------------------------------------------
$    15,114     $    138,889    $     9,919     $       340  $    96,040
     38,629          310,232         71,053              --           --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                    Met/AIM                         Met/AIM
                                                          Mid Cap Core Equity Portfolio    Small Cap Growth Portfolio
                                                          ---------------------------     ---------------------------
                                                          Period Ended     Year Ended     Period Ended    Year Ended
                                                          June 30, 2005   December 31,    June 30, 2005  December 31,
                                                           (Unaudited)        2004         (Unaudited)       2004
                                                          ------------------------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                           $    602,610   $     499,142    $ (1,722,928) $  (3,616,147)
   Net realized gain (loss) on investments and
       currency related transactions                        16,002,105      33,878,964      20,754,359     11,908,664
   Net change in unrealized appreciation
       (depreciation) on investments and foreign
       currency related transactions                       (11,545,641)        849,828      (7,285,960)    24,758,381
                                                          ------------   -------------    ------------  -------------
   Net increase (decrease) in net assets resulting
       from operations                                       5,059,074      35,227,934      11,745,471     33,050,898
                                                          ------------   -------------    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
     Class E                                                        --              --              --             --
   From net realized gains
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
                                                          ------------   -------------    ------------  -------------
   Net decrease in net assets resulting from
       distributions                                                --              --              --             --
                                                          ------------   -------------    ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                41,704,910      54,894,820      73,612,568     86,292,636
     Class B                                                 9,787,769     102,685,594      53,723,063    236,051,026
     Class E                                                 3,274,143      11,547,030       1,555,457      5,979,215
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                        --              --              --             --
     Class B                                                        --              --              --             --
     Class E                                                        --              --              --             --
   Cost of shares repurchased
     Class A                                               (37,405,856)     (2,497,798)     (1,669,822)    (2,533,281)
     Class B                                               (32,800,164)   (133,288,217)    (81,615,279)  (162,516,156)
     Class E                                                (2,622,886)     (4,345,433)     (1,110,527)    (2,926,367)
                                                          ------------   -------------    ------------  -------------
   Net increase (decrease) in net assets from capital
       share transactions                                  (18,062,084)     28,995,996      44,495,460    160,347,073
                                                          ------------   -------------    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (13,003,010)     64,223,930      56,240,931    193,397,971
   Net assets at beginning of period                       300,273,673     236,049,743     414,603,150    221,205,179
                                                          ------------   -------------    ------------  -------------
   Net assets at end of period                            $287,270,663   $ 300,273,673    $470,844,081  $ 414,603,150
                                                          ============   =============    ============  =============
   Net assets at end of period includes undistributed
       (distributions in excess of) net investment
       income                                             $  1,108,323   $     505,713    $ (1,725,048) $      (2,120)
                                                          ============   =============    ============  =============
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

       Goldman Sachs                   Harris Oakmark
  Mid-Cap Value Portfolio         International Portfolio
-----------------------------  ------------------------------
Period Ended   Period Ended     Period Ended     Year Ended
June 30, 2005  December 31,     June 30, 2005   December 31,
 (Unaudited)      2004*          (Unaudited)        2004
-----------------------------  ------------------------------
 $  1,387,826  $    690,163    $   11,243,305  $   6,972,943
   14,473,657     4,549,248        18,248,749     16,508,247
    3,093,757    26,685,739       (13,752,320)   102,823,826
 ------------  ------------    --------------  -------------
   18,955,240    31,925,150        15,739,734    126,305,016
 ------------  ------------    --------------  -------------
           --      (503,784)               --        (67,270)
           --      (246,118)               --             --
           --            --                --         (7,919)
           --    (1,061,691)               --             --
           --      (942,635)               --             --
 ------------  ------------    --------------  -------------
           --    (2,754,228)               --        (75,189)
 ------------  ------------    --------------  -------------
   97,330,836   122,709,132       203,610,096    262,454,536
   18,038,721   146,508,373        51,193,890    359,768,952
           --            --        28,962,415     46,840,558
           --     1,565,475                --         67,269
           --     1,188,753                --             --
           --            --                --          7,919
   (4,557,796)     (600,135)      (13,666,691)    (4,757,148)
  (28,393,460)  (70,578,360)     (117,845,786)  (269,632,570)
           --            --        (3,219,018)    (5,154,361)
 ------------  ------------    --------------  -------------
   82,418,301   200,793,238       149,034,906    389,595,155
 ------------  ------------    --------------  -------------
  101,373,541   229,964,160       164,774,640    515,824,982
  229,964,160            --       835,827,485    320,002,503
 ------------  ------------    --------------  -------------
 $331,337,701  $229,964,160    $1,000,602,125  $ 835,827,485
 ============  ============    ==============  =============
 $  1,386,093  $     (1,733)   $   17,322,865  $   6,079,560
 ============  ============    ==============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Janus Aggressive           Lord Abbett America's
                                                      Growth Portfolio              Value Portfolio
                                                ---------------------------    -------------------------
                                                Period Ended    Year Ended     Period Ended   Year Ended
                                                June 30, 2005  December 31,    June 30, 2005 December 31,
                                                 (Unaudited)       2004         (Unaudited)      2004
                                                -----------------------------  --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (142,708) $    (328,535)    $   622,880  $   592,978
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and currency related
       transactions                               20,666,992      5,126,655         166,763      420,310
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                      (14,784,237)    41,313,797         (61,162)   2,989,773
                                                ------------  -------------     -----------  -----------
   Net increase (decrease) in net assets
       resulting from operations                   5,740,047     46,111,917         728,481    4,003,061
                                                ------------  -------------     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --             --              --           --
     Class B                                              --             --              --     (602,825)
     Class E                                              --             --              --           --
   From net realized gains
     Class B                                              --             --              --     (294,872)
                                                ------------  -------------     -----------  -----------
   Net decrease in net assets resulting from
       distributions                                      --             --              --     (897,697)
                                                ------------  -------------     -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                     152,700,846    231,046,855              --           --
     Class B                                       4,462,077    253,256,204      17,738,431   26,071,543
     Class E                                       1,164,598      2,264,527              --           --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --             --              --           --
     Class B                                              --             --              --      897,697
     Class E                                              --             --              --           --
   Cost of shares repurchased
     Class A                                      (9,458,955)   (10,580,251)             --           --
     Class B                                     (87,593,745)  (201,600,167)       (172,102)  (3,544,101)
     Class E                                        (687,989)    (1,239,917)             --           --
                                                ------------  -------------     -----------  -----------
   Net increase (decrease) in net assets
       from capital share transactions            60,586,832    273,147,251      17,566,329   23,425,139
                                                ------------  -------------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           66,326,879    319,259,168      18,294,810   26,530,503
   Net assets at beginning of period             595,787,084    276,527,916      35,503,301    8,972,798
                                                ------------  -------------     -----------  -----------
   Net assets at end of period                  $662,113,963  $ 595,787,084     $53,798,111  $35,503,301
                                                ============  =============     ===========  ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   (144,923) $      (2,215)    $   604,958  $    (6,214)
                                                ============  =============     ===========  ===========

                       See notes to financial statements

          Lord Abbett                       Lord Abbett                  Lord Abbett Growth
   Bond Debenture Portfolio         Growth and Income Portfolio       Opportunities Portfolio
--------------------------------  --------------------------------  ----------------------------
 Period Ended     Year Ended       Period Ended     Year Ended      Period Ended    Year Ended
 June 30, 2005   December 31,      June 30, 2005   December 31,     June 30, 2005  December 31,
  (Unaudited)        2004           (Unaudited)        2004          (Unaudited)       2004
--------------------------------  --------------------------------  ----------------------------
$   37,484,637  $   66,921,986    $   19,939,517  $   30,922,004      $  (183,475)  $  (314,569)
     7,848,142      19,498,066       162,861,684      92,681,329        1,938,457     5,277,754
   (47,316,243)      7,147,712      (280,515,692)    211,963,235       (2,476,111)    1,986,221
--------------  --------------    --------------  --------------      -----------   -----------
    (1,983,464)     93,567,764       (97,714,491)    335,566,568         (721,129)    6,949,406
--------------  --------------    --------------  --------------      -----------   -----------
            --     (16,480,060)               --      (8,324,659)              --            --
            --     (24,779,991)               --      (4,361,705)              --            --
            --      (1,133,005)               --              --               --            --
            --              --                --              --               --            --
--------------  --------------    --------------  --------------      -----------   -----------
            --     (42,393,056)               --     (12,686,364)              --            --
--------------  --------------    --------------  --------------      -----------   -----------
   290,636,613     307,600,359       422,975,812     732,164,945          156,749     1,848,223
    84,016,433     373,022,019        20,418,692     526,114,774        2,534,899     5,987,645
     2,464,926      12,794,717                --              --               --            --
            --      16,480,060                --       8,324,659               --            --
            --      24,779,991                --       4,361,705               --            --
            --       1,133,005                --              --               --            --
   (71,091,607)    (42,951,702)     (412,600,831)   (198,556,419)      (3,225,785)   (5,958,093)
  (181,142,488)   (425,267,564)     (195,663,773)   (494,272,802)      (1,042,482)   (1,543,452)
    (2,004,978)     (3,001,958)               --              --               --            --
--------------  --------------    --------------  --------------      -----------   -----------
   122,878,899     264,588,927      (164,870,100)    578,136,862       (1,576,619)      334,323
--------------  --------------    --------------  --------------      -----------   -----------
   120,895,435     315,763,635      (262,584,591)    907,017,066       (2,297,748)    7,283,729
 1,331,424,505   1,015,660,870     3,149,748,236   2,248,731,170       62,512,170    55,228,441
--------------  --------------    --------------  --------------      -----------   -----------
$1,452,319,940  $1,331,424,505    $2,887,163,645  $3,149,748,236      $60,214,422   $62,512,170
==============  ==============    ==============  ==============      ===========   ===========
$  123,357,738  $   69,369,911    $   50,862,401  $   30,922,884      $  (184,968)  $    (1,494)
==============  ==============    ==============  ==============      ===========   ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                        Lord Abbett                     MetLife
                                                       Mid-Cap Value              Aggressive Strategy
                                                         Portfolio                     Portfolio
                                                --------------------------    --------------------------
                                                Period Ended   Year Ended     Period Ended  Period Ended
                                                June 30, 2005 December 31,    June 30, 2005 December 31,
                                                 (Unaudited)      2004         (Unaudited)     2004*
                                                ----------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,080,612  $  1,721,411    $    272,903  $    911,286
   Net realized gain (loss) on investments         8,600,926    16,015,176        (147,355)           --
   Net change in unrealized appreciation
       (depreciation) on investments              (2,352,826)   38,650,957       6,217,239     6,409,313
                                                ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   7,328,712    56,387,544       6,342,787     7,320,599
                                                ------------  ------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --      (567,036)             --            --
     Class B                                              --      (641,122)             --      (415,966)
   From net realized gains
     Class A                                              --    (2,682,707)             --            --
     Class B                                              --    (3,866,110)             --      (264,513)
                                                ------------  ------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --    (7,756,975)             --      (680,479)
                                                ------------  ------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,221,296    25,436,777          10,000            --
     Class B                                      19,004,123    48,207,902     225,576,679   297,741,324
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --     3,249,744              --            --
     Class B                                              --     4,507,232              --       680,479
   Cost of shares repurchased
     Class A                                     (10,246,155)  (15,760,542)             --            --
     Class B                                        (995,164)     (833,333)     (5,901,561)     (527,793)
                                                ------------  ------------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             8,984,100    64,807,780     219,685,118   297,894,010
                                                ------------  ------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           16,312,812   113,438,349     226,027,905   304,534,130
   Net assets at beginning of year               304,182,998   190,744,649     304,534,130            --
                                                ------------  ------------    ------------  ------------
   Net assets at end of period                  $320,495,810  $304,182,998    $530,562,035  $304,534,130
                                                ============  ============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  2,718,728  $  1,638,116    $    551,446  $    278,543
                                                ============  ============    ============  ============

* For the period 5/1/2004 (commencement of operations) through 12/31/2004.


                       See notes to financial statements

            MetLife                         MetLife
       Balanced Strategy               Defensive Strategy
           Portfolio                       Portfolio
--------------------------------  ----------------------------
 Period Ended    Period Ended     Period Ended   Period Ended
 June 30, 2005   December 31,     June 30, 2005  December 31,
  (Unaudited)       2004*          (Unaudited)      2004*
--------------------------------  ----------------------------
$     (386,206) $   16,801,133     $   (334,129) $  2,338,495
    (3,592,693)             --         (929,019)           --
    37,228,151      12,280,495        5,047,257      (468,308)
--------------  --------------     ------------  ------------
    33,249,252      29,081,628        3,784,109     1,870,187
--------------  --------------     ------------  ------------
            --              --               --            --
            --     (14,606,246)              --    (2,169,357)
            --              --               --            --
            --        (897,795)              --       (68,531)
--------------  --------------     ------------  ------------
            --     (15,504,041)              --    (2,237,888)
--------------  --------------     ------------  ------------
        10,000              --           10,000            --
 1,197,862,436   1,533,412,693      170,567,608   127,961,135
            --              --               --            --
            --      15,504,041               --     2,237,888
            --              --               --            --
   (22,694,500)     (1,266,609)     (12,255,330)      (23,213)
--------------  --------------     ------------  ------------
 1,175,177,936   1,547,650,125      158,322,278   130,175,810
--------------  --------------     ------------  ------------
 1,208,427,188   1,561,227,712      162,106,387   129,808,109
 1,561,227,712              --      129,808,109            --
--------------  --------------     ------------  ------------
$2,769,654,900  $1,561,227,712     $291,914,496  $129,808,109
==============  ==============     ============  ============
$    1,154,930  $    1,541,136     $   (211,129) $    123,000
==============  ==============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS




                                                                    MetLife                         MetLife
                                                           Growth Strategy Portfolio      Moderate Strategy Portfolio
                                                        ------------------------------    --------------------------
                                                         Period Ended    Period Ended     Period Ended  Period Ended
                                                         June 30, 2005   December 31,     June 30, 2005 December 31,
                                                          (Unaudited)       2004*          (Unaudited)     2004*
                                                        --------------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                         $      796,841  $    9,983,939    $   (797,092) $  7,177,173
   Net realized gain (loss) on investments and
       foreign currency related transactions                  (614,161)             --      (1,112,146)           --
   Net change in unrealized appreciation
       (depreciation) on investments and foreign
       currency related transactions                        28,309,579      20,658,397      13,558,070       801,115
                                                        --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets resulting
       from operations                                      28,492,259      30,642,336      11,648,832     7,978,288
                                                        --------------  --------------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                        --              --              --            --
     Class B                                                        --     (75,364,546)             --    (6,421,967)
     Class E                                                        --              --              --            --
   From net realized gains
     Class A                                                        --              --              --            --
     Class B                                                        --      (1,105,742)             --      (295,434)
     Class E                                                        --              --              --            --
                                                        --------------  --------------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                                --      (8,642,188)             --    (6,716,831)
                                                        --------------  --------------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                   145,211                          10,000            --
     Class B                                             1,013,613,865   1,348,842,649     473,383,421   492,444,381
     Class E                                                        --              --              --            --
   Net asset value of shares issued through dividend
       reinvestment
     Class A                                                        --              --              --            --
     Class B                                                        --       8,642,188              --     6,716,831
     Class E                                                        --              --              --            --
   Cost of shares repurchased
     Class A                                                       (92)             --              --            --
     Class B                                                (4,972,000)        (59,360)    (28,284,817)      (72,751)
     Class E                                                        --              --              --            --
                                                        --------------  --------------    ------------  ------------
   Net increase (decrease) in net assets from
       capital share transactions                        1,008,786,984   1,357,425,477     445,108,604   499,088,461
                                                        --------------  --------------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  1,037,279,243   1,379,425,625     456,757,436   500,349,918
   Net assets at beginning of year                       1,379,425,625              --     500,349,918            --
                                                        --------------  --------------    ------------  ------------
   Net assets at end of period                          $2,416,704,868  $1,379,425,625    $957,107,354  $500,349,918
                                                        ==============  ==============    ============  ============
   Net assets at end of period includes
       undistributed (distributions in excess of)
       net investment income                            $    2,354,000  $    1,557,159    $   (257,125) $    539,967
                                                        ==============  ==============    ============  ============
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

        MFS Research                  Neuberger Berman
   International Portfolio         Real Estate Portfolio
------------------------------  ----------------------------
Period Ended     Year Ended     Period Ended   Period Ended
June 30, 2005   December 31,    June 30, 2005  December 31,
 (Unaudited)        2004         (Unaudited)      2004*
------------------------------  ----------------------------
 $  8,065,888  $   2,416,749     $  5,298,105  $  4,202,505
   30,275,912     53,491,373       21,760,512     6,909,018
  (55,830,012)    51,410,241        4,164,633    44,064,459
 ------------  -------------     ------------  ------------
  (17,488,212)   107,318,363       31,223,250    55,175,982
 ------------  -------------     ------------  ------------
           --             --               --      (832,185)
           --             --               --    (1,746,645)
           --             --               --      (233,227)
           --       (617,967)              --    (1,991,167)
           --       (851,466)              --    (4,580,859)
           --        (23,550)              --      (570,874)
 ------------  -------------     ------------  ------------
           --     (1,492,983)              --    (9,954,957)
 ------------  -------------     ------------  ------------
  204,255,610    230,295,788       78,950,431    76,262,218
   58,100,227    289,831,263      110,446,376   197,280,431
    1,861,540      8,210,830       11,926,706    18,737,104
           --        617,967               --     2,848,333
           --        851,466               --     6,298,135
           --         23,550               --       808,489
  (19,140,193)   (15,028,001)      (9,632,249)   (2,967,826)
  (79,819,544)  (163,975,108)     (47,791,465)  (78,714,215)
   (1,116,967)    (5,550,819)      (2,532,579)     (585,663)
 ------------  -------------     ------------  ------------
  164,140,673    345,276,936      141,367,220   219,967,006
 ------------  -------------     ------------  ------------
  146,652,461    451,102,316      172,590,470   265,188,031
  711,222,347    260,120,031      265,188,031            --
 ------------  -------------     ------------  ------------
 $857,874,808  $ 711,222,347     $437,778,501  $265,188,031
 ============  =============     ============  ============
 $ 11,278,367  $   3,212,479     $  5,693,606  $    (64,250)
 ============  =============     ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                     Oppenheimer Capital
                                                    Appreciation Portfolio                PIMCO Inflation
                                                -----------------------------        Protected Bond Portfolio
                                                                                   -----------------------------
                                                 Period Ended     Year Ended       Period Ended     Year Ended
                                                 June 30, 2005   December 31,      June 30, 2005   December 31,
                                                  (Unaudited)        2004           (Unaudited)        2004
                                                -------------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $    2,138,539  $   4,932,758      $   9,245,140  $   4,649,734
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                          9,844,028     49,604,206         21,808,962     40,058,646
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        (33,369,466)       800,505        (12,104,631)     9,734,940
                                                --------------  -------------  -   -------------  -------------
   Net increase (decrease) in net assets
       resulting from operations                   (21,386,899)    55,337,469         18,949,471     54,443,320
                                                --------------  -------------  -   -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                --       (121,135)                --     (2,957,493)
     Class B                                                --     (4,403,857)                --     (3,342,458)
     Class E                                                --             --                 --             --
   From net realized gains
     Class A                                                --       (860,091)                --    (14,359,910)
     Class B                                                --    (42,042,932)                --    (23,441,391)
     Class E                                                --             --                 --             --
                                                --------------  -------------  -   -------------  -------------
   Net decrease in net assets resulting from
       distributions                                        --    (47,427,915)                --    (44,101,252)
                                                --------------  -------------  -   -------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       244,208,280    276,201,808        278,400,080    329,566,196
     Class B                                        11,251,753    334,591,684         15,381,970    378,757,210
     Class E                                           162,885             --                 --             --
   Net asset value of shares issued through
       acquisition
     Class A                                                --     18,744,683                 --             --
     Class B                                                --     59,198,053                 --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                --        981,226                 --     17,317,403
     Class B                                                --     46,446,689                 --     26,783,849
     Class E                                                --             --                 --             --
   Cost of shares repurchased
     Class A                                        (7,894,299)    (3,341,835)      (157,466,073)    (1,182,332)
     Class B                                      (150,203,163)  (389,381,422)      (142,356,091)  (295,438,207)
     Class E                                            (5,653)            --                 --             --
                                                --------------  -------------  -   -------------  -------------
   Net increase (decrease) in net assets
       from capital share transactions              97,519,803    373,440,887         (6,040,114)   455,804,119
                                                --------------  -------------  -   -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             76,132,904    381,350,441         12,909,357    466,146,187
   Net assets at beginning of year                 932,590,369    551,239,928        833,536,508    367,390,321
                                                --------------  -------------  -   -------------  -------------
   Net assets at end of period                  $1,008,723,273  $ 932,590,369      $ 846,445,865  $ 833,536,508
                                                ==============  =============  =   =============  =============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $    2,570,481  $     431,942      $   9,071,805  $     (24,289)
                                                ==============  =============  =   =============  =============

                       See notes to financial statements

                                        Met/Putnam Capital
             PIMCO                    Opportunities Portfolio
    Total Return Portfolio          --------------------------
--------------------------------
 Period Ended     Year Ended        Period Ended   Year Ended
 June 30, 2005   December 31,       June 30, 2005 December 31,
  (Unaudited)        2004            (Unaudited)      2004
--------------------------------    ---------------------------
$   27,396,993  $   23,273,563       $    95,587  $    164,202
    18,643,763      49,470,077         4,923,953     5,976,598
     1,910,469      (5,551,381)       (4,974,283)    2,265,029
--------------  --------------  -    -----------  ------------
    47,951,225      67,192,259            45,257     8,405,829
--------------  --------------  -    -----------  ------------
            --     (14,778,557)               --            --
            --     (71,868,123)               --            --
            --     (10,030,527)               --            --
            --              --                --            --
            --              --                --            --
            --              --                --            --
--------------  --------------  -    -----------  ------------
            --     (96,677,207)               --            --
--------------  --------------  -    -----------  ------------
   256,080,925     299,306,662           129,493       394,764
    86,933,752     336,377,035           443,045       842,338
     8,000,595      40,054,617                --            --
            --      96,940,433                --            --
            --      74,811,249                --            --
            --      14,778,557                --            --
            --      71,868,123                --            --
            --      10,030,527                --            --
   (87,137,623)    (27,393,396)       (5,445,228)  (11,359,871)
  (106,222,544)   (322,241,332)         (196,206)     (386,484)
    (9,303,422)    (19,571,050)               --            --
--------------  --------------  -    -----------  ------------
   148,351,683     574,961,425        (5,068,896)  (10,509,253)
--------------  --------------  -    -----------  ------------
   196,302,908     545,476,477        (5,023,639)   (2,103,424)
 1,753,061,811   1,207,585,334        50,920,981    53,024,405
--------------  --------------  -    -----------  ------------
$1,949,364,719  $1,753,061,811       $45,897,342  $ 50,920,981
==============  ==============  =    ===========  ============
$   24,247,662  $     (654,766)      $   217,559  $    121,972
==============  ==============  =    ===========  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        RCM Global                    Third Avenue
                                                   Technology Portfolio        Small Cap Value Portfolio
                                                --------------------------    ---------------------------
                                                Period Ended   Year Ended     Period Ended    Year Ended
                                                June 30, 2005 December 31,    June 30, 2005  December 31,
                                                 (Unaudited)      2004         (Unaudited)       2004
                                                ----------------------------  ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (736,873) $   (879,804)   $  2,001,807  $   2,301,894
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (3,667,591)  (13,318,968)     22,884,929     12,395,932
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (4,577,981)    9,470,625      17,135,317    101,882,945
                                                ------------  ------------    ------------  -------------
   Net increase (decrease) in net assets
       resulting from operations                  (8,982,445)   (4,728,147)     42,022,053    116,580,771
                                                ------------  ------------    ------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --              --     (1,065,538)
     Class B                                              --            --              --     (1,270,051)
   From net realized gains
     Class A                                              --       (60,119)             --     (3,675,389)
     Class B                                              --       (77,324)             --     (8,327,172)
     Class E                                              --       (15,399)             --             --
                                                ------------  ------------    ------------  -------------
   Net decrease in net assets resulting from
       distributions                                      --      (152,842)             --    (14,338,150)
                                                ------------  ------------    ------------  -------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                      35,730,792    62,210,581     163,290,616    199,572,136
     Class B                                       4,506,995    81,788,974      18,259,987    217,143,110
     Class E                                       1,001,987    10,445,465              --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --        60,119              --      4,740,927
     Class B                                              --        77,324              --      9,597,223
     Class E                                              --        15,399              --             --
   Cost of shares repurchased
     Class A                                      (6,219,262)  (24,912,809)     (6,130,563)    (5,895,238)
     Class B                                     (23,743,802)  (45,631,739)    (89,780,659)  (199,675,201)
     Class E                                      (2,434,193)   (4,296,184)             --             --
                                                ------------  ------------    ------------  -------------
   Net increase (decrease) in net assets
       from capital share transactions             8,842,517    79,757,130      85,639,381    225,482,957
                                                ------------  ------------    ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (139,928)   74,876,141     127,661,434    327,725,578
   Net assets at beginning of year               202,368,304   127,492,163     641,805,351    314,079,773
                                                ------------  ------------    ------------  -------------
   Net assets at end of period                  $202,228,376  $202,368,304    $769,466,785  $ 641,805,351
                                                ============  ============    ============  =============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   (739,507) $     (2,633)   $  2,004,147  $       2,340
                                                ============  ============    ============  =============
* For the period 5/1/2004 (commencement of operations)
  through 12/31/2004.
**For the period 5/1/2005 (commencement of operations)
  through 6/30/2005.

                       See notes to financial statements

        T. Rowe Price                      Turner                  Van Kampen
  Mid-Cap Growth Portfolio        Mid-Cap Growth Portfolio     Comstock Portfolio
------------------------------  -----------------------------  -------------------
Period Ended     Year Ended     Period Ended   Period Ended       Period Ended
June 30, 2005   December 31,    June 30, 2005  December 31,      June 30, 2005
 (Unaudited)        2004         (Unaudited)      2004*          (Unaudited)**
------------------------------  -----------------------------  -------------------
 $   (955,824) $  (2,700,285)    $   (453,037) $   (517,004)         $  2,580,513
   14,142,240     33,664,516        3,474,103    (3,615,771)           (1,624,298)
   (2,194,508)    36,620,343         (489,884)   24,500,397             2,809,260
 ------------  -------------     ------------  ------------          ------------
   10,991,908     67,584,574        2,531,182    20,367,622             3,765,475
 ------------  -------------     ------------  ------------          ------------
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
 ------------  -------------     ------------  ------------          ------------
           --             --               --            --                    --
 ------------  -------------     ------------  ------------          ------------
   62,152,603    111,891,278       58,847,803    73,955,906           661,061,712
   26,762,790    166,117,329        1,382,296   129,967,413            14,356,275
    1,203,242      9,661,872                             --                    --
           --             --               --            --                    --
           --             --               --            --                    --
           --             --               --            --                    --
   (8,128,437)   (14,266,370)        (609,936)          (62)           (1,778,013)
  (27,626,666)  (180,133,824)     (30,582,626)  (68,048,231)              (22,192)
   (2,289,004)    (1,965,718)                            --                    --
 ------------  -------------     ------------  ------------          ------------
   52,074,528     91,304,567       29,037,537   135,875,026           673,617,782
 ------------  -------------     ------------  ------------          ------------
   63,066,436    158,889,141       31,568,719   156,242,648           677,383,257
  512,222,223    353,333,082      156,242,648            --                    --
 ------------  -------------     ------------  ------------          ------------
 $575,288,659  $ 512,222,223     $187,811,367  $156,242,648          $677,383,257
 ============  =============     ============  ============          ============
 $   (963,592) $      (7,768)    $   (454,770) $     (1,733)         $  2,580,513
 ============  =============     ============  ============          ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
        MET/AIM MID CAP CORE EQUITY PORTFOLIO         ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $14.13     $  0.04 (a)     $ 0.27 (a)    $  0.31    $    --
          12/31/2004                                      12.33        0.08 (a)       1.72 (a)       1.80         --
          12/31/2003                                       9.85        0.01 (a)       2.58 (a)       2.59     (0.01)
          01/02/2002 to 12/31/2002 (b)                    10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          14.05        0.02 (a)       0.27 (a)       0.29         --
          12/31/2004                                      12.29        0.02 (a)       1.74 (a)       1.76         --
          12/31/2003                                       9.83      (0.01) (a)       2.57 (a)       2.56        --+
          12/31/2002                                      11.02          -- (a)      (1.18)(a)     (1.18)        --+
          10/09/2001 to 12/31/2001 (c)                    10.00          --+(a)       1.03 (a)       1.03     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class E
          6/30/2005--(Unaudited)                          14.10        0.03 (a)       0.26 (a)       0.29         --
          12/31/2004                                      12.32        0.04 (a)       1.74 (a)       1.78         --
          12/31/2003                                       9.84          -- (a)       2.58 (a)       2.58        --+
          04/01/2002 to 12/31/2002 (d)                    11.60        0.01 (a)      (1.76)(a)     (1.75)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------
        MET/AIM SMALL CAP GROWTH PORTFOLIO            ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $12.84     $(0.04) (a)     $ 0.29 (a)    $  0.25    $    --
          12/31/2004                                      12.03      (0.09) (a)       0.90 (a)       0.81         --
          12/31/2003                                       8.65      (0.08) (a)       3.46 (a)       3.38         --
          01/02/2002 to 12/31/2002 (b)                    11.85      (0.11) (a)      (3.09)(a)     (3.20)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          12.74      (0.06) (a)       0.29 (a)       0.23         --
          12/31/2004                                      11.97      (0.12) (a)       0.89 (a)       0.77         --
          12/31/2003                                       8.62      (0.11) (a)       3.46 (a)       3.35         --
          12/31/2002                                      11.89      (0.08) (a)      (3.19)(a)     (3.27)         --
          10/09/2001 to 12/31/2001 (c)                    10.00      (0.02) (a)       1.91 (a)       1.89         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class E
          6/30/2005--(Unaudited)                          12.80      (0.05) (a)       0.28 (a)       0.23         --
          12/31/2004                                      12.01      (0.11) (a)       0.90 (a)       0.79         --
          12/31/2003                                       8.64      (0.10) (a)       3.47 (a)       3.37         --
          04/01/2002 to 12/31/2002 (d)                    11.54      (0.05) (a)      (2.85)(a)     (2.90)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
        GOLDMAN SACHS MID-CAP VALUE PORTFOLIO         ------------ -------------- -------------- ---------- ----------

          Class A
          6/30/2005--(Unaudited)                         $11.94     $  0.07 (a)     $ 0.67 (a)    $  0.74    $    --
          05/01/2004 to 12/31/2004 (e)                    10.00        0.09 (a)       2.01 (a)       2.10     (0.05)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

          Class B
          6/30/2005--(Unaudited)                          11.95        0.05 (a)       0.68 (a)       0.73         --
          05/01/2004 to 12/31/2004 (e)                    10.00        0.05 (a)       2.04 (a)       2.09     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
        MET/AIM MID CAP CORE EQUITY PORTFOLIO         -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          01/02/2002 to 12/31/2002 (b)                    (0.01)
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          12/31/2002                                      (0.01)
          10/09/2001 to 12/31/2001 (c)                        --
------------------------------------                  -------------

          Class E
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                      (0.10)
          04/01/2002 to 12/31/2002 (d)                    (0.01)
------------------------------------                  -------------
        MET/AIM SMALL CAP GROWTH PORTFOLIO            -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          12/31/2004                                          --
          12/31/2003                                          --
          01/02/2002 to 12/31/2002 (b)                        --
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                          --
          12/31/2002                                          --
          10/09/2001 to 12/31/2001 (c)                        --
------------------------------------                  -------------

          Class E
          6/30/2005--(Unaudited)                              --
          12/31/2004                                          --
          12/31/2003                                          --
          04/01/2002 to 12/31/2002 (d)                        --
------------------------------------                  -------------
        GOLDMAN SACHS MID-CAP VALUE PORTFOLIO         -------------

          Class A
          6/30/2005--(Unaudited)                         $    --
          05/01/2004 to 12/31/2004 (e)                    (0.11)
------------------------------------                  -------------

          Class B
          6/30/2005--(Unaudited)                              --
          05/01/2004 to 12/31/2004 (e)                    (0.11)
------------------------------------                  -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $14.44      2.19 %        $ 64.1        0.79%         N/A          0.79%        0.59 %        37.1 %
        --      14.13       14.60          58.8         0.85         N/A       0.83 (f)          0.59          90.7
    (0.11)      12.33       26.42           4.5         0.93        0.92%      0.96 (f)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.34        1.99         191.3         1.04         N/A           1.04          0.33          37.1
        --      14.05       14.32         211.0         1.08         N/A       1.03 (f)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19        1.19       1.15 (f)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15        1.12           1.91            --          37.1
    (0.01)      11.02       10.26           4.5        1.15*         N/A          7.18*       (0.06)*          18.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.39        2.06          31.8         0.94         N/A           0.94          0.45          37.1
        --      14.10       14.45          30.5         0.98         N/A       0.94 (f)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09        1.08       1.07 (f)          0.02          36.2
    (0.01)       9.84     (15.17)           4.3        1.05*        1.02*         1.75*         0.13*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $13.09      1.95 %        $170.0        1.05%         N/A       0.97%(f)       (0.67)%        48.2 %
        --      12.84        6.73          92.5         1.03         N/A       1.02 (f)        (0.74)          94.9
        --      12.03       39.08           6.2         1.04         N/A           1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*        1.03%*        2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.97        1.81         287.7         1.30         N/A       1.21 (f)        (0.94)          48.2
        --      12.74        6.43         309.7         1.29         N/A       1.23 (f)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30         N/A           1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30        1.28           2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*         N/A          5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.03        1.88          13.1         1.20         N/A       1.11 (f)        (0.84)          48.2
        --      12.80        6.58          12.4         1.18         N/A       1.13 (f)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20         N/A           1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $12.68      6.20 %        $232.7       0.80%*         N/A         0.80%*       1.11 %*        29.5 %
    (0.16)      11.94       20.98         126.0         0.97         N/A           0.98          1.19          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.68        6.11          98.7         1.04         N/A           1.04          0.78          29.5
    (0.14)      11.95       20.85         104.0        1.14*         N/A          1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $14.36      $ 0.20 (a)     $ 0.08 (a)    $  0.28    $    --
         12/31/2004                                       11.89        0.04 (a)       2.43 (a)       2.47         --+
         12/31/2003                                        8.89       (0.08)(a)       3.22 (a)       3.14     (0.11)
         01/02/2002 to 12/31/2002 (b)                     10.81        0.06 (a)      (1.97)(a)     (1.91)     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           14.27        0.16 (a)       0.10 (a)       0.26         --
         12/31/2004                                       11.84        0.16 (a)       2.27 (a)       2.43         --
         12/31/2003                                        8.87        0.02 (a)       3.08 (a)       3.10     (0.10)
         12/31/2002                                       10.84        0.01 (a)      (1.97)(a)     (1.96)     (0.01)
         10/09/2001 to 12/31/2001 (c)                     10.00       (0.02)(a)       0.99 (a)       0.97     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class E
         6/30/2005--(Unaudited)                           14.30        0.18 (a)       0.08 (a)       0.26         --
         12/31/2004                                       11.85        0.17 (a)       2.28 (a)       2.45         --+
         12/31/2003                                        8.87        0.03 (a)       3.08 (a)       3.11     (0.10)
         04/01/2002 to 12/31/2002 (d)                     10.70       (0.01)(a)      (1.81)(a)     (1.82)     (0.01)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $ 7.65      $   -- (a)     $ 0.05 (a)    $  0.05    $    --
         12/31/2004                                        7.03        0.01 (a)       0.61 (a)       0.62         --
         12/31/2003                                        5.37       (0.01)(a)       1.67 (a)       1.66         --
         01/02/2002 to 12/31/2002 (b)                      7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                            7.58       (0.01)(a)       0.05 (a)       0.04         --
         12/31/2004                                        6.99       (0.01)(a)       0.60 (a)       0.59         --
         12/31/2003                                        5.37       (0.02)(a)       1.64 (a)       1.62         --
         12/31/2002                                        7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
         02/12/2001 to 12/31/2001 (e)                     10.00          --+(a)      (2.60)(a)     (2.60)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

         Class E
         6/30/2005--(Unaudited)                            7.59          -- (a)       0.05 (a)       0.05         --
         12/31/2004                                        6.99          -- (a)       0.60 (a)       0.60         --
         04/17/2003 to 12/31/2003 (f)                      5.65       (0.01)(a)       1.35 (a)       1.34         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                          $13.55      $ 0.19 (a)     $(0.07)(a)    $  0.12    $    --
         12/31/2004                                       11.80        0.38 (a)       1.73 (a)       2.11     (0.24)
         05/01/2003 to 12/31/2003 (g)                     10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         01/02/2002 to 12/31/2002 (b)                         --
------------------------------------                  -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         12/31/2002                                           --
         10/09/2001 to 12/31/2001 (c)                     (0.12)
------------------------------------                  -------------

         Class E
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                       (0.03)
         04/01/2002 to 12/31/2002 (d)                         --
------------------------------------                  -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                           --
         12/31/2003                                           --
         01/02/2002 to 12/31/2002 (b)                         --
------------------------------------                  -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         12/31/2003                                           --
         12/31/2002                                           --
         02/12/2001 to 12/31/2001 (e)                         --
------------------------------------                  -------------

         Class E
         6/30/2005--(Unaudited)                               --
         12/31/2004                                           --
         04/17/2003 to 12/31/2003 (f)                         --
------------------------------------                  -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

         Class B
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                       (0.12)
         05/01/2003 to 12/31/2003 (g)                     (0.10)
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.
(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--04/17/2003.
(g) Commencement of operations--05/01/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $14.64       1.95%        $474.2        0.94%         N/A           0.94%        2.71%          7.7%
        --      14.36       20.80         276.4         1.04         N/A         1.03(h)         0.32          11.3
    (0.14)      11.89       35.36           8.4         1.16        1.15%        1.21(h)         0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*          2.49*        0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.53        1.82         423.8         1.18         N/A            1.18         2.22           7.7
        --      14.27       20.52         483.9         1.23         N/A         1.22(h)         1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43        1.43         1.33(h)         0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35        1.31            2.64         0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*         N/A           5.69*      (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.56        1.82         102.6         1.09         N/A            1.09         2.52           7.7
        --      14.30       20.69          75.5         1.14         N/A         1.12(h)         1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33        1.33         1.24(h)         0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*          2.42*      (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $ 7.70      0.65 %        $401.0        0.73%         N/A        0.71%(h)       0.08 %         65.0%
        --       7.65        8.82         250.8         0.90         N/A        0.85 (h)         0.15         104.7
        --       7.03       30.91          19.9         0.89        0.89%       0.90 (h)       (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85        0.77            1.43         0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.62        0.53         255.0         0.99         N/A        0.96 (h)       (0.20)          65.0
        --       7.58        8.44         339.5         1.15         N/A        1.08 (h)       (0.11)         104.7
        --       6.99       30.90         252.6         1.14        1.13        1.18 (h)       (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10        1.00            1.69       (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*         N/A           4.03*      (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.64        0.66           6.0         0.88         N/A        0.86 (h)       (0.09)          65.0
        --       7.59        8.58           5.5         1.05         N/A        0.98 (h)       (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04* (h)      (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $13.67      0.89 %        $ 53.8        1.10%         N/A           1.22%       2.84 %         18.4%
    (0.36)      13.55       17.73         35.50         1.09         N/A            1.59         3.03          31.2
    (0.29)      11.80       21.05           9.0        1.05*         N/A           3.44*        3.78*          56.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $12.63      $ 0.36 (a)     $(0.39)(a)    $(0.03)    $    --
       12/31/2004                                         12.04        0.70 (a)       0.31 (a)       1.01     (0.42)
       12/31/2003                                         10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
       12/31/2002                                         11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
       12/31/2001                                         11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
       12/31/2000                                         12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             12.54        0.32 (a)      (0.39)(a)     (0.04)         --
       12/31/2004                                         11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
       12/31/2003                                         10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
       12/31/2002                                         11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
       03/22/2001 to 12/31/2001 (b)                       12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             12.57        0.32 (a)      (0.39)(a)     (0.04)         --
       12/31/2004                                         12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
       12/31/2003                                         10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
       04/01/2002 to 12/31/2002 (c)                       11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $27.44      $ 0.19 (a)     $(0.99)(a)    $(0.80)    $    --
       12/31/2004                                         24.41        0.33 (a)       2.82 (a)       3.15     (0.12)
       12/31/2003                                         18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
       12/31/2002                                         25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
       12/31/2001                                         26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
       12/31/2000                                         24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             27.27        0.15 (a)      (0.98)(a)     (0.83)         --
       12/31/2004                                         24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
       12/31/2003                                         18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
       12/31/2002                                         25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
       03/22/2001 to 12/31/2001 (d)                       23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $10.43      $(0.02)(a)     $(0.09)(a)    $(0.11)    $    --
       12/31/2004                                          9.24       (0.04)(a)       1.23 (a)       1.19         --
       12/31/2003                                          6.78       (0.05)(a)       2.51 (a)       2.46         --
       12/31/2002                                          8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
       05/01/2001 to 12/31/2001 (e)                        9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             10.30       (0.04)(a)      (0.08)(a)     (0.12)         --
       12/31/2004                                          9.16       (0.06)(a)       1.20 (a)       1.14         --
       12/31/2003                                          6.75       (0.07)(a)       2.48 (a)       2.41         --
       12/31/2002                                          8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
       02/12/2001 to 12/31/2001 (f)                       10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT BOND DEBENTURE PORTFOLIO             -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                             --
       12/31/2000                                             --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.19)
       12/31/2002                                             --
       03/22/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (c)                           --
-------------------------------------                 -------------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (1.52)
       12/31/2001                                             --
       12/31/2000                                         (0.23)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (1.52)
       03/22/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--03/22/2001.
(c) Commencement of operations--04/01/2002.
(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--02/12/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $12.60     (0.24)%       $  739.5       0.57%         N/A          0.57%        5.81 %         27.5%
    (0.42)      12.63        8.43          520.3        0.63         N/A            N/A          5.65          39.8
    (0.20)      12.04       19.52          234.6        0.70         N/A       0.67 (g)          6.52          36.9
    (0.96)      10.24      (0.39)          202.1        0.70         N/A           0.77          7.43          45.8
    (0.95)      11.22        3.76          154.2        0.72         N/A           0.75          7.76          66.2
    (0.83)      11.75        0.87          155.2        0.85         N/A           0.86          7.78          64.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.50      (0.32)          677.3        0.81         N/A           0.81          5.28          27.5
   (0.41)#      12.54        8.17          776.0        0.88         N/A            N/A          5.61          39.8
    (0.39)      11.97       19.15          758.2        0.96         N/A       0.91 (g)          6.11          36.9
    (0.95)      10.21      (0.57)          197.4        0.95         N/A           1.05          7.12          45.8
    (0.95)      11.20        1.17           31.8       0.95*         N/A          0.98*         7.38*          66.2
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      12.53      (0.32)           35.5        0.71         N/A           0.71          5.25          27.5
    (0.42)      12.57        8.24           35.2        0.78         N/A            N/A          5.67          39.8
    (0.20)      12.00       19.35           22.8        0.86         N/A       0.81 (g)          6.10          36.9
    (0.96)      10.22      (1.03)            2.5       0.85*         N/A          0.98*         7.12*          45.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $26.64     (2.92)%       $1,818.0       0.53%         N/A          0.53%        1.39 %         22.9%
    (0.12)      27.44       12.92        1,867.5        0.57         N/A       0.56 (g)          1.30          29.7
    (0.24)      24.41       31.06        1,167.7        0.62       0.61%       0.62 (g)          1.13          37.0
    (1.73)      18.86     (17.95)          890.2        0.65        0.63           0.67          0.94          55.4
    (0.22)      25.05      (5.77)        1,205.5        0.64         N/A           0.64          1.04          69.7
    (0.51)      26.82       14.68          944.6        0.70         N/A            N/A          1.32          51.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      26.44      (3.04)        1,069.0        0.78         N/A           0.78          1.14          22.9
    (0.09)      27.27       12.65        1,282.3        0.82         N/A       0.80 (g)          1.08          29.7
    (0.21)      24.29       30.73        1,081.0        0.86        0.86       0.86 (g)          0.87          37.0
    (1.73)      18.78     (18.12)          337.3        0.90        0.88           0.93          0.78          55.4
    (0.22)      25.01        6.96           98.7       0.89*         N/A          0.89*         0.72*          69.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

  $     --     $10.32     (1.05)%       $   23.1       0.90%         N/A          0.97%       (0.47)%         34.7%
        --      10.43       12.76           26.5        0.90         N/A           0.95        (0.43)          99.5
        --       9.24       36.43           27.6        0.90         N/A           1.04        (0.57)         119.0
        --       6.78     (24.25)            3.8        0.85         N/A           1.69        (0.52)          89.6
        --       8.95      (6.58)            0.9       0.85*         N/A          5.19*       (0.54)*          89.1
---------     --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.18      (1.17)           37.1        1.15         N/A           1.22        (0.72)          34.7
        --      10.30       12.45           36.0        1.15         N/A           1.20        (0.66)          99.5
        --       9.16       35.70           27.6        1.14         N/A           1.39        (0.83)         119.0
        --       6.75     (24.41)           13.7        1.10         N/A           1.98        (0.77)          89.6
        --       8.93     (10.70)            8.4       1.10*         N/A          5.44*       (0.78)*          89.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------


                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       LORD ABBETT MID-CAP VALUE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
         6/30/2005--(Unaudited)                          $21.64      $ 0.09 (a)     $ 0.42 (a)    $  0.51    $    --
         12/31/2004                                       17.80        0.17 (a)       4.25 (a)       4.42     (0.10)
         12/31/2003                                       14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
         12/31/2002                                       16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
         12/31/2001                                       16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
         12/31/2000                                       11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           21.48        0.07 (a)       0.41 (a)       0.48         --
         12/31/2004                                       17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
         12/31/2003                                       14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
         12/31/2002                                       16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
         04/03/2001 to 12/31/2001 (b)                     16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.27      $   -- (a)     $ 0.48 (a)    $  0.48    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.69        0.02 (a)       0.04 (a)       0.06         --
         11/04/2004--12/31/2004 (d)                       10.00        0.08 (a)       0.64 (a)       0.72     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE BALANCED STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.04      $   -- (a)     $ 0.35 (a)    $  0.35    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.31        0.01 (a)       0.06 (a)       0.07         --
         11/04/2004--12/31/2004 (d)                       10.00        0.28 (a)       0.14 (a)       0.42     (0.11)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $ 9.82      $   -- (a)     $ 0.23 (a)    $  0.23    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                            9.95          -- (a)       0.09 (a)       0.09         --
         11/04/2004--12/31/2004 (d)                       10.00        0.42 (a)      (0.29)(a)       0.13     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE GROWTH STRATEGY PORTFOLIO              ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $10.19      $   -- (a)     $ 0.43 (a)    $  0.43    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.56        0.02 (a)       0.04 (a)       0.06         --
         11/04/2004--12/31/2004 (d)                       10.00        0.19 (a)       0.44 (a)       0.63     (0.07)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
       METLIFE MODERATE STRATEGY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $ 9.91      $   -- (a)     $ 0.28 (a)    $  0.28    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

         Class B
         6/30/2005--(Unaudited)                           10.11       (0.01)(a)       0.08 (a)       0.07         --
         11/04/2004--12/31/2004 (d)                       10.00        0.36 (a)      (0.11)(a)       0.25     (0.14)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       LORD ABBETT MID-CAP VALUE PORTFOLIO            -------------

         Class A
         6/30/2005--(Unaudited)                          $    --
         12/31/2004                                       (0.48)
         12/31/2003                                       (0.27)
         12/31/2002                                       (0.61)
         12/31/2001                                       (1.48)
         12/31/2000                                       (0.08)
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         12/31/2004                                       (0.48)
         12/31/2003                                       (0.27)
         12/31/2002                                       (0.61)
         04/03/2001 to 12/31/2001 (b)                     (1.48)
-------------------------------------                 -------------
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE BALANCED STRATEGY PORTFOLIO            -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE GROWTH STRATEGY PORTFOLIO              -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------
       METLIFE MODERATE STRATEGY PORTFOLIO            -------------

         Class A
        5/01/2005-6/30-2005--(Unaudited) (c)             $    --
-------------------------------------                 -------------

         Class B
         6/30/2005--(Unaudited)                               --
         11/04/2004--12/31/2004 (d)                           --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2005.
(d) Commencement of operations--11/04/2004.
(e) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $22.15      2.36 %       $  118.7       0.76%         N/A          0.76%         0.86 %        7.8%
    (0.58)      21.64       24.82          125.1        0.78         N/A            N/A           0.86        19.7
    (0.38)      17.80       26.15           90.8        0.83         N/A        0.82(e)           0.98        18.8
    (0.68)      14.41      (9.31)           74.0        0.89       0.89%           0.90           1.04        29.0
    (1.56)      16.64        8.10           75.1        0.92         N/A           0.94           0.86        40.0
    (0.12)      16.92       52.87           60.0        1.26         N/A            N/A           0.79        66.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      21.96        2.23          201.8        1.01         N/A           1.01           0.62         7.8
    (0.56)      21.48       24.50          179.1        1.03         N/A            N/A           0.60        19.7
    (0.36)      17.70       25.87          100.0        1.08         N/A        1.06(e)           0.73        18.8
    (0.68)      14.35      (9.58)           51.6        1.14        1.14           1.16           0.83        29.0
    (1.56)      16.62       11.33           16.9       1.15*         N/A          1.17*          0.68*        40.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.75      4.67 %       $     --      0.10%*         N/A         0.11%*       (0.11)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.75        0.56          530.5       0.35*         N/A          0.37*          0.47*         N/A
    (0.03)      10.69        7.15          304.5       0.35*         N/A          0.52*          4.77*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.39      3.49 %       $     --      0.04%*         N/A         0.04%*       (0.04)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.38        0.68        2,769.6       0.33*         N/A          0.33*          0.29*         N/A
    (0.11)      10.31        4.19        1,561.2       0.35*         N/A          0.38*         17.21*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.05      2.34 %       $     --      0.10%*         N/A         0.11%*       (0.11)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.04        0.90          291.9       0.35*         N/A          0.40*          0.05*         N/A
    (0.18)       9.95        1.34          129.8       0.35*         N/A          0.71*         26.11*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.62      4.22 %       $     --      0.04%*         N/A         0.04%*       (0.04)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.62        0.57        2,416.5       0.33*         N/A          0.33*          0.41*         N/A
    (0.07)      10.56        6.30        1,379.4       0.35*         N/A          0.39*         11.59*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.19      2.83 %       $     --      0.08%*         N/A         0.08%*       (0.08)%*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.18      0.69 %          957.1       0.35*         N/A          0.36*        (0.20)*         N/A
    (0.14)      10.11        2.55          500.3        0.35         N/A          0.45*         22.53*         N/A
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MFS RESEARCH INTERNATIONAL PORTFOLIO             ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $11.72     $ 0.13  (a)     $(0.41)(a)    $(0.28)    $    --
       12/31/2004                                          9.81       0.08  (a)       1.85 (a)       1.93         --
       12/31/2003                                          7.49       0.06  (a)       2.34 (a)       2.40     (0.08)
       12/31/2002                                          8.48       0.06  (a)      (1.04)(a)     (0.98)     (0.01)
       05/01/2001 to 12/31/2001 (b)                        9.55      (0.01) (a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             11.68       0.11  (a)      (0.41)(a)     (0.30)         --
       12/31/2004                                          9.79       0.05  (a)       1.86 (a)       1.91         --
       12/31/2003                                          7.47       0.05  (a)       2.33 (a)       2.38     (0.06)
       12/31/2002                                          8.48       0.03  (a)      (1.03)(a)     (1.00)     (0.01)
       02/12/2001 to 12/31/2001 (c)                       10.00       0.01  (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             11.70       0.12  (a)      (0.41)(a)     (0.29)         --
       12/31/2004                                          9.80       0.07  (a)       1.85 (a)       1.92         --
       12/31/2003                                          7.48       0.05  (a)       2.34 (a)       2.39     (0.07)
       12/31/2002                                          8.48       0.03  (a)      (1.02)(a)     (0.99)     (0.01)
       10/31/2001 to 12/31/2001 (d)                        8.15      (0.01) (a)       0.35 (a)       0.34     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $12.47     $ 0.21  (a)     $ 0.63 (a)    $  0.84    $    --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.55  (a)       2.42 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             12.47       0.19  (a)       0.64 (a)       0.83         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.26  (a)       2.69 (a)       2.95     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             12.47       0.20  (a)       0.63 (a)       0.83         --
       05/01/2004 to 12/31/2004 (e)                       10.00       0.33  (a)       2.64 (a)       2.97     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $ 8.36     $ 0.02  (a)     $(0.21)(a)    $(0.19)    $    --
       12/31/2004                                          8.33       0.07  (a)       0.47 (a)       0.54     (0.06)
       12/31/2003                                          6.47       0.01  (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (f)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                              8.31        0.01 (a)      (0.21)(a)     (0.20)         --
       12/31/2004                                          8.29        0.06 (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (c)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       5/01/2005-6/30-2005--(Unaudited) (g)                7.97        0.01 (a)       0.19 (a)       0.20         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MFS RESEARCH INTERNATIONAL PORTFOLIO             -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.02)
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (d)                           --
-------------------------------------                 -------------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       05/01/2004 to 12/31/2004 (e)                       (0.28)
-------------------------------------                 -------------
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (f)                           --
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       5/01/2005-6/30-2005--(Unaudited) (g)                   --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2005.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $11.44     (2.39)%        $480.6        0.99%         N/A        0.87%(h)       2.31 %         38.3%
    (0.02)      11.72       19.72         304.0         1.06         N/A            0.94         0.75          98.5
    (0.08)       9.81       32.20          67.3         1.09       1.09%            1.11         0.68          99.0
    (0.01)       7.49     (11.52)           9.4         1.00        1.00            1.86         0.73         114.1
    (0.02)       8.48     (11.04)           3.7        1.00*        N/A*           5.08*      (0.01)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.38     (2.57)%         365.6         1.25         N/A        1.12 (h)         1.84          38.3
    (0.02)      11.68       19.56         396.0         1.32         N/A            1.18         0.47          98.5
    (0.06)       9.79       32.04         186.0         1.33        1.33            1.39         0.56          99.0
    (0.01)       7.47     (11.80)          67.1         1.25        1.25            2.07         0.34         114.1
    (0.01)       8.48     (15.14)          14.7        1.25*        N/A*           5.33*       0.13 *         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.41     (2.48)%          11.7         1.15         N/A        1.02 (h)         2.01          38.3
    (0.02)      11.70       19.64          11.3         1.22         N/A            1.09         0.72          98.5
    (0.07)       9.80       32.09           6.9         1.23        1.23            1.28         0.59          99.0
    (0.01)       7.48     (11.65)           1.8         1.15        1.15            1.82         0.34         114.1
    (0.01)       8.48        4.22            --        1.15*       N/A *           5.23*      (1.02)*         133.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $13.31      6.74 %        $159.5       0.70%*         N/A          0.70%*      3.53 %*         61.9%
    (0.50)      12.47       29.73          77.1         0.84         N/A            0.84         6.76          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.30        6.66         245.6         0.95         N/A            0.95         3.20          61.9
    (0.48)      12.47       29.55         167.2         0.98         N/A            0.98         3.45          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      13.30        6.66          32.6         0.85         N/A            0.84         3.30          61.9
    (0.50)      12.47       29.69          20.9         0.91         N/A            0.91         4.19          52.3
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 8.17     (2.27)%        $528.0        0.71%         N/A        0.65%(h)       0.60 %         21.0%
    (0.51)       8.36        6.70         298.0         0.68         N/A       0.69  (h)         0.90          65.3
        --       8.33       28.75           0.2         0.72       0.72%       0.75  (h)         0.07          36.6
      0.00       6.47     (24.47)           0.7         0.75         N/A            0.99         0.17          20.6
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       8.11      (2.41)         480.5         0.95         N/A       0.90  (h)         0.33          21.0
    (0.50)       8.31        6.40         634.6         0.95         N/A       0.91  (h)        0.67*          65.3
        --       8.29       28.53         551.0         0.99        0.99       0.98  (h)       (0.03)          36.6
      0.00       6.45     (24.73)         122.4         1.00         N/A            1.22       (0.02)          20.6
        --       8.57     (14.27)          26.9        1.00*         N/A           3.21*        0.04*          29.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       8.17          --           0.2        0.91*         N/A           0.80*        0.41*          21.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $10.64      $  0.11(a)     $ 0.10 (a)    $  0.21    $    --
       12/31/2004                                         10.29         0.16(a)       0.81 (a)       0.97     (0.11)
       05/01/2003 to 12/31/2003 (b)                       10.00         0.07(a)       0.47 (a)       0.54     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             10.63         0.11(a)       0.10 (a)       0.21         --
       12/31/2004                                         10.29         0.08(a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (b)                       10.00         0.07(a)       0.46 (a)       0.53     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $11.40      $  0.18(a)     $ 0.12 (a)    $  0.30    $    --
       12/31/2004                                         11.61         0.20(a)       0.40 (a)       0.60     (0.81)
       12/31/2003                                         11.34         0.28(a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35         0.33(a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (c)                       10.03         0.27(a)       0.40 (a)       0.67     (0.20)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             11.32         0.16(a)       0.12 (a)       0.28         --
       12/31/2004                                         11.54         0.19(a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29         0.24(a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33         0.31(a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (d)                       10.00         0.32(a)       0.34 (a)       0.66     (0.18)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/2005--(Unaudited)                             11.34         0.17(a)       0.12 (a)       0.29         --
       12/31/2004                                         11.56         0.21(a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30         0.23(a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33         0.33(a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (e)                       10.65         0.07(a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/2005--(Unaudited)                            $14.13      $ 0.03 (a)     $ 0.03 (a)    $  0.06    $    --
       12/31/2004                                         11.92        0.04 (a)       2.17 (a)       2.21         --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/2005--(Unaudited)                             14.01        0.01 (a)       0.03 (a)       0.04         --
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (f)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (b)                       (0.21)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (b)                       (0.21)
-------------------------------------                 -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (c)                       (0.15)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (d)                       (0.15)
-------------------------------------                 -------------

       Class E
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (e)                       (0.04)
-------------------------------------                 -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       6/30/2005--(Unaudited)                            $    --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
-------------------------------------                 -------------

       Class B
       6/30/2005--(Unaudited)                                 --
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (f)                       (1.86)
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Commencement of operations--05/01/2001.
(d) Commencement of operations--02/12/2001.
(e) Commencement of operations--10/31/2004.
(f) Commencement of operations--04/03/2001.
(g) Excludes the effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $10.85       1.97%       $  464.4       0.55%         N/A           0.53%        2.31%         711.7%
    (0.62)      10.64        9.41          331.3        0.62         N/A             N/A         1.39        1,173.9
    (0.25)      10.29        5.47            1.1       0.70*         N/A            0.74        0.72*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      10.84        1.98          382.1        0.80         N/A            0.53         2.01          711.7
    (0.58)      10.63        8.99          502.3        0.81         N/A             N/A         0.73        1,173.9
    (0.24)      10.29        5.35          366.2       0.84*         N/A           0.84*        0.64*          935.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $11.70       2.63%       $  766.3       0.58%         N/A        0.56%(g)        3.16%         418.5%
    (0.81)      11.40        5.25          578.0        0.57         N/A             N/A         1.69          416.0
    (0.24)      11.61        4.53          194.5        0.59         N/A       0.57  (g)         2.43          547.1
        --      11.34        9.57          155.0        0.65         N/A       0.64  (g)         3.06          474.4
    (0.35)      10.35        6.68           59.1       0.65*         N/A           1.15*        3.76*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.60        2.47        1,034.2        0.83         N/A       0.81  (g)         2.86          418.5
    (0.79)      11.32        4.98        1,028.5        0.81         N/A             N/A         1.66          416.0
    (0.24)      11.54        4.53          893.8        0.83         N/A       0.82  (g)         2.07          547.1
        --      11.29        9.29          427.7        0.90         N/A       0.90  (g)         2.85          474.4
    (0.33)      10.33        6.68           46.2       0.90*         N/A           1.40*        3.48*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      11.63        2.56          148.9        0.73         N/A       0.71  (g)         2.96          418.5
    (0.80)      11.34        5.06          146.6        0.71         N/A             N/A         1.76          416.0
    (0.24)      11.56        4.44          119.3        0.73         N/A       0.71  (g)         2.02          547.1
        --      11.30        9.39           29.2        0.80         N/A       0.80  (g)         3.00          474.4
    (0.13)      10.33      (1.81)            0.1       0.80*         N/A           1.30*        3.71*          346.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $14.19      0.42 %       $   41.6       1.21%         N/A           1.21%       0.43 %          62.1%
        --      14.13       18.54           46.9        1.19         N/A             N/A         0.34           84.5
        --      11.92       28.73           50.0        1.25       1.25%             N/A         0.08          231.2
    (0.01)       9.26     (21.05)           47.1        1.20        1.20             N/A         0.01           77.6
    (1.88)      11.74      (8.42)           76.8        1.09         N/A             N/A         0.14           79.9
    (0.69)      14.82     (10.55)           97.9        1.03         N/A             N/A         0.17          107.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      14.05        0.29            4.3        1.46         N/A            1.46         0.21           62.1
        --      14.01       18.33            4.0        1.45         N/A             N/A         0.12           84.5
        --      11.84       28.28            2.9        1.50        1.50             N/A       (0.20)          231.2
    (0.01)       9.23     (21.19)            2.1        1.47        1.47             N/A       (0.23)           77.6
    (1.88)      11.72       10.61            0.9       1.40*         N/A             N/A      (0.10)*           79.9
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
 RCM GLOBAL TECHNOLOGY PORTFOLIO (FORMERLY PIMCO PEA
  INNOVATION PORTFOLIO)                               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $ 4.62      $(0.01)(a)     $(0.20)(a)    $(0.21)    $    --
   12/31/2004                                              4.83       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.06       (0.04)(a)       1.81 (a)       1.77         --
   12/31/2002                                              6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
   05/01/2001 to 12/31/2001 (b)                            8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                  4.58       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2004                                              4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.04       (0.05)(a)       1.80 (a)       1.75         --
   12/31/2002                                              6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
   02/12/2001 to 12/31/2001 (c)                           10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class E
   6/30/2005--(Unaudited)                                  4.59       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2004                                              4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
   12/31/2003                                              3.05       (0.05)(a)       1.80 (a)       1.75         --
   12/31/2002                                              6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
   10/31/2001 to 12/31/2001 (d)                            5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
 THIRD AVENUE SMALL CAP VALUE PORTFOLIO               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $14.38      $ 0.06 (a)     $ 0.78 (a)    $  0.84    $    --
   12/31/2004                                             11.62        0.16 (a)       2.96 (a)       3.12     (0.08)
   12/31/2003                                              8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
   05/01/2002 to 12/31/2002 (e)                           10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                 14.37        0.03 (a)       0.79 (a)       0.82         --
   12/31/2004                                             11.61        0.06 (a)       3.02 (a)       3.08     (0.04)
   12/31/2003                                              8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
   05/01/2002 to 12/31/2002 (e)                           10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

   Class A
   6/30/2005--(Unaudited)                                $ 7.55      $(0.01)(a)     $ 0.15 (a)    $  0.14    $    --
   12/31/2004                                              6.39       (0.03)(a)       1.19 (a)       1.16         --
   12/31/2003                                              4.66       (0.02)(a)       1.75 (a)       1.73         --
   12/31/2002                                              8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
   05/01/2001 to 12/31/2001 (b)                            9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class B
   6/30/2005--(Unaudited)                                  7.47       (0.02)(a)       0.15 (a)       0.13         --
   12/31/2004                                              6.34       (0.05)(a)       1.18 (a)       1.13         --
   12/31/2003                                              4.64       (0.04)(a)       1.74 (a)       1.70         --
   12/31/2002                                              8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
   02/12/2001 to 12/31/2001 (c)                           10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

   Class E
   6/30/2005--(Unaudited)                                  7.50       (0.01)(a)       0.15 (a)       0.14         --
   12/31/2004                                              6.36       (0.04)(a)       1.18 (a)       1.14         --
   12/31/2003                                              4.65       (0.03)(a)       1.74 (a)       1.71         --
   12/31/2002                                              8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
   10/31/2001 to 12/31/2001 (d)                            7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
 RCM GLOBAL TECHNOLOGY PORTFOLIO (FORMERLY PIMCO PEA
  INNOVATION PORTFOLIO)                               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   05/01/2001 to 12/31/2001 (b)                               --
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   02/12/2001 to 12/31/2001 (c)                               --
-------------------------------------                 -------------

   Class E
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                --+
   12/31/2003                                                 --
   12/31/2002                                                 --
   10/31/2001 to 12/31/2001 (d)                               --
-------------------------------------                 -------------
 THIRD AVENUE SMALL CAP VALUE PORTFOLIO               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                             (0.28)
   12/31/2003                                             (0.07)
   05/01/2002 to 12/31/2002 (e)                           (0.01)
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                             (0.28)
   12/31/2003                                             (0.07)
   05/01/2002 to 12/31/2002 (e)                           (0.01)
-------------------------------------                 -------------
 T. ROWE PRICE MID-CAP GROWTH PORTFOLIO               -------------

   Class A
   6/30/2005--(Unaudited)                                $    --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   05/01/2001 to 12/31/2001 (b)                               --
-------------------------------------                 -------------

   Class B
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   02/12/2001 to 12/31/2001 (c)                               --
-------------------------------------                 -------------

   Class E
   6/30/2005--(Unaudited)                                     --
   12/31/2004                                                 --
   12/31/2003                                                 --
   12/31/2002                                             (0.03)
   10/31/2001 to 12/31/2001 (d)                               --
-------------------------------------                 -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.
(d) Commencement of operations--10/31/2001.
(e) Commencement of operations--05/01/2002.
(f) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 4.41       (4.55)%      $108.3        1.10%         N/A           0.98%      (0.62)%        144.3%
        --       4.62        (4.28)        81.8         0.96         N/A             N/A       (0.45)         173.0
        --       4.83         57.84        47.2         1.10       1.04%            1.26       (0.89)         313.0
        --       3.06       (50.49)        13.0         1.10        1.04            1.73       (0.90)         227.2
        --       6.18       (23.33)        16.1        1.10*         N/A           3.97*      (0.90)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       4.37        (4.59)        75.9         1.35         N/A            1.22       (0.79)         144.3
        --       4.58        (4.31)       100.2         1.21         N/A             N/A       (0.57)         173.0
        --       4.79         57.57        64.8         1.35        1.29            1.52       (1.14)         313.0
        --       3.04       (50.65)        15.2         1.35        1.27            1.96       (1.13)         227.2
        --       6.16       (38.40)         9.6        1.35*         N/A           4.21*      (1.01)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       4.38        (4.58)        17.9         1.25         N/A            1.13       (0.79)         144.3
        --       4.59        (4.30)        20.3         1.10         N/A             N/A       (0.55)         173.0
        --       4.80         57.88        15.5         1.25        1.22            1.37       (1.07)         313.0
        --       3.05       (50.57)         1.2         1.25        1.12            1.83       (0.97)         227.2
        --       6.17         17.75          --        1.25*         N/A           4.11*      (1.18)*         346.9
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $15.22        5.84 %      $386.3        0.81%         N/A           0.81%       0.77 %          7.3%
    (0.36)      14.38         26.81       206.3         0.87         N/A             N/A         1.12          11.3
    (0.11)      11.62         41.52         6.2         0.93         N/A       0.92  (f)         0.54          14.6
    (0.03)       8.29    (16.78)(d)         4.2        0.95*         N/A           2.07*        0.75*           8.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --      15.19          5.71       383.2         1.06         N/A            1.06         0.44           7.3
    (0.32)      14.37         26.50       435.5         1.07         N/A             N/A         0.46          11.3
    (0.10)      11.61         41.41       307.9         1.18         N/A       1.13  (f)         0.49          14.6
    (0.03)       8.28       (16.90)        33.4        1.20*         N/A           1.69*        0.80*           8.0
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

   $    --     $ 7.69         1.85%      $204.9        0.81%         N/A        0.81%(f)      (0.20)%         13.2%
        --       7.55         18.15       145.7         0.90         N/A       0.83  (f)       (0.41)          51.7
        --       6.39         37.12        34.8         0.91       0.83%       0.92  (f)       (0.37)          56.5
    (0.03)       4.66       (44.00)        16.0         0.80        0.73            1.10       (0.34)         157.2
        --       8.37       (14.24)        13.5        0.80*        N/A*           2.35*      (0.35)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.60          1.74       349.6         1.06         N/A       1.06  (f)       (0.45)          13.2
        --       7.47         17.82       345.0         1.16         N/A       1.07  (f)       (0.69)          51.7
        --       6.34         36.64       307.7         1.18        1.12       1.16  (f)       (0.64)          56.5
    (0.03)       4.64       (44.04)        62.6         1.05        0.96            1.41       (0.54)         157.2
        --       8.34       (16.60)        23.4        1.05*        N/A*           2.60*      (0.53)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

        --       7.64          1.87        20.7         0.96         N/A       0.96  (f)       (0.36)          13.2
        --       7.50         17.92        21.5         1.05         N/A       0.97  (f)       (0.57)          51.7
        --       6.36         36.77        10.8         1.08       1.01%       1.06  (f)       (0.54)          56.5
    (0.03)       4.65       (44.05)         2.1         0.95        0.84            1.34       (0.38)         157.2
        --       8.36         12.67          --        0.95*        N/A*           2.49*      (0.70)*          86.3
--------      --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
     TURNER MID-CAP GROWTH PORTFOLIO                  --------- -------------- -------------- ---------- ---------- -------------

       Class A
       6/30/2005--(Unaudited)                          $11.23     $(0.03)(a)      $0.14(a)      $0.11       $--          $--
       05/01/2004 to 12/31/2004 (b)                     10.00      (0.03)(a)       1.26(a)       1.23        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

       Class B
       6/30/2005--(Unaudited)                           11.22      (0.04)(a)       0.13(a)       0.09        --           --
       05/01/2004 to 12/31/2004 (b)                     10.00      (0.05)(a)       1.27(a)       1.22        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------
     VAN KAMPEN COMSTOCK PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

       Class A
      05/01/2005 to 6/30/2005--(Unaudited) (c)         $10.00     $ 0.04 (a)      $0.02(a)      $0.06       $--          $--
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

       Class B
      05/01/2005 to 6/30/2005--(Unaudited) (c)          10.00       0.03 (a)       0.03(a)       0.06        --           --
---------------------------------------               --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2004.
(c) Commencement of operations--05/01/2005.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

     $--       $11.34      0.98%         $137.6       0.88%*        N/A         0.88%*        (0.46)%*        70.5%
      --        11.23      12.30           76.5        0.91*        N/A          0.91*         (0.42)*        101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

      --        11.31       0.80           50.1         1.12        N/A           1.12          (0.73)         70.5
      --        11.22      12.20           79.7        1.10*        N/A          1.10*         (0.72)*        101.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

     $--       $10.06        --%         $663.0       0.70%*        N/A         0.70%*         2.51 %*        71.0%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

      --        10.06         --           14.3        0.97*        N/A          0.97*           1.97*         71.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-six portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2005, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio (formerly PIMCO PEA Innovation Portfolio), Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio (commenced operations 5/1/2005). Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, and General American Life Insurance Company.

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. As of 5/1/2005, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Moderate Strategy Portfolio also offer Class A Shares. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio (commenced operations 5/1/2005), PIMCO Total Return Portfolio, RCM Global Technology Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer. The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services. Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2004, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                               Expiring   Expiring    Expiring    Expiring    Expiring
Portfolio                                            Total    12/31/2012 12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                         ----------- ---------- ----------- ----------- ----------- -----------

Janus Aggressive Growth Portfolio *               $ 5,222,567 $       -- $ 1,182,381 $ 4,040,186 $        -- $        --

Lord Abbett Bond Debenture Portfolio **            32,303,617         --  16,594,455          --   4,311,256  11,397,906

Lord Abbett Growth and Income Portfolio ***        56,681,066         --   9,173,099  28,690,142  18,817,825          --

Lord Abbett Growth Opportunities Portfolio ****    12,348,262         --   5,740,233   4,499,968   1,332,584     775,477

MFS Research International Portfolio *****         34,231,416         --   6,377,357  11,694,451  16,159,608          --

Oppenheimer Capital Appreciation Portfolio ******   1,515,293         --   1,515,293          --          --          --

Met/Putnam Capital Opportunities Portfolio          6,299,347         --   6,299,347          --          --          --

Turner Mid-Cap Growth Portfolio                     3,440,415  3,440,415          --          --          --          --

* Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483.
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities Portfolio acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation Portfolio acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359 in 2004.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolios do not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities, RCM Global Technology and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - The Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio and the RCM Global Technology Portfolio may enter into swap contracts. Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. REVERSE REPURCHASE AGREEMENTS - All Portfolios except Goldman Sachs Mid-Cap Value, Harris Oakmark International, Met/Putnam Capital Opportunities, MFS Research International, T. Rowe Price Mid-Cap Growth, Turner Mid-Cap Growth, and Van Kampen Comstock Portfolios may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

O. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

P. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lord, Abbett & Co., Massachusetts Financial Services Company, Morgan Stanley Investment Management, Inc., Neuberger Berman Management, Inc., OppenheimerFunds Inc., Pacific Investment Management Co. LLC (PIMCO), Putnam Investment Management LLC, RCM Capital Management LLC, Third Avenue Management LLC., T. Rowe Price Associates and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five MetLife Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2005     % per annum     Average Daily Assets
---------                                  -------------------- ----------- ----------------------------

Met/AIM Mid Cap Core Equity Portfolio           $1,063,839          0.75%   First $150 Million

                                                                    0.70%   $150 million to $500 million

                                                                   0.675%   Over $500 million

Met/AIM Small Cap Growth Portfolio               1,827,013          0.90%   First $500 million

                                                                    0.85%   Over $500 million

Goldman Sachs Mid-Cap Value Portfolio            1,015,900          0.75%   First $200 Million

                                                                    0.70%   Over $200 Million

Harris Oakmark International Portfolio           3,766,006          0.85%   First $500 million

                                                                    0.80%   $500 million to $1 billion

                                                                    0.75%   Over $1 billion

Janus Aggressive Growth Portfolio                2,049,466          0.75%   First $25 million

                                                                    0.70%   $25 million to $250 million

                                                                    0.65%   $250 million to $1 billion

                                                                    0.55%   Over $1 billion

Lord Abbett America's Value Portfolio              142,344          0.65%   First $500 Million

                                                                    0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio             3,481,079          0.60%   First $250 Million

                                                                    0.55%   $250 Million to $500 Million

                                                                    0.50%   $500 Million to $1 Billion

                                                                    0.45%   Over $1 Billion

Lord Abbett Growth and Income Portfolio          7,793,733          0.60%   First $800 Million

                                                                    0.55%   $800 Million to $1.5 Billion

                                                                    0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio         207,534          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio              1,033,482          0.70%   First $200 Million

                                                                    0.65%   $200 Million to $500 Million

                                                                   0.625%   Over $500 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                             Management Fees
                                            earned by Manager
                                           For the period ended
Portfolio                                     June 30, 2005     % per annum     Average Daily Assets
---------                                  -------------------- ----------- ----------------------------

MetLife Aggressive Strategy Portfolio            $224,681           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Balanced Strategy Portfolio               871,540           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Defensive Strategy Portfolio              111,542           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Growth Strategy Portfolio                 778,067           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MetLife Moderate Strategy Portfolio               380,599           0.10%   First $500 million

                                                                   0.075%   $500 million to $1 billion

                                                                    0.05%   Over $1 billion

MFS Research International Portfolio            2,866,837           0.80%   First $200 Million

                                                                    0.75%   $200 Million to $500 Million

                                                                    0.70%   $500 Million to $1 Billion

                                                                    0.65%   Over $1 Billion

Neuberger Berman Real Estate Portfolio          1,082,587           0.70%   First $200 Million

                                                                    0.65%   $200 Million to $750 Million

                                                                    0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio      2,762,401           0.65%   First $150 Million

                                                                   0.625%   $150 Million to $300 Million

                                                                    0.60%   $300 Million to $500 Million

                                                                    0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio        2,158,114           0.50%   All

PIMCO Total Return Portfolio                    4,596,599           0.50%   All

Met/Putnam Capital Opportunities Portfolio        197,070           0.85%   All

RCM Global Technology Portfolio                   891,750           0.90%   First $500 million

                                                                    0.85%   Over $500 million

Third Avenue Small Cap Value Portfolio          2,530,546           0.75%   First $1 billion

                                                                    0.70%   Over $1 billion

T. Rowe Price Mid-Cap Growth Portfolio          1,970,801           0.75%   All

Turner Mid-Cap Growth Portfolio                   659,825           0.80%   First $300 Million

                                                                    0.70%   Over $300 Million

Van Kampen Comstock Portfolio*                    658,682           0.65%   First $500 million

                                                                    0.60%   $500 million to $1 billion

                                                                   0.525%   Over $1 billion

*For the period from 5/1/2005 (Commencement of operations) through 6/30/2005.

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2006 (excluding the Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                                  Expenses Deferred in
-                                                                      ------------------------------------------
                                              Maximum Expense Ratio      2001     2002     2003    2004    2005
-                                             under current Expense    -------- -------- -------- ------- -------
                                              Limitation Agreement      Subject to repayment until December 31,
-                                          -------------------------   ------------------------------------------
Portfolio                                  Class A   Class B Class E     2006     2007     2008    2009    2010
---------                                  -------   ------- -------   -------- -------- -------- ------- -------

Met/AIM Mid Cap Core Equity Portfolio        0.90%     1.15%   1.05%   $     -- $     -- $     -- $    -- $    --

Met/AIM Small Cap Growth Portfolio           1.05%     1.30%   1.20%         --       --   12,489      --      --

Goldman Sachs Mid-Cap Value Portfolio        0.95%     1.20%   1.10%**      N/A      N/A      N/A     876     N/A

Harris Oakmark International Portfolio       1.10%     1.35%   1.25%         --       --       --      --      --

Janus Aggressive Growth Portfolio            0.90%     1.15%   1.05%         --   55,811       --      --      --

Lord Abbett America's Value Portfolio        0.85%**   1.10%   1.00%**       --       --   76,985  98,677  40,052

Lord Abbett Developing Growth Portfolio***     N/A       N/A     N/A     84,349  119,049   54,030      --      --

Lord Abbett Growth Opportunities Portfolio   0.90%     1.15%   1.05%**  175,679  124,154  102,238  29,476  21,473

MetLife Aggressive Strategy Portfolio        0.10%     0.35%   0.25%**       --       --       --  32,989  58,248

MetLife Balanced Strategy Portfolio          0.10%     0.35%   0.25%**       --       --       --  32,988  47,538

MetLife Defensive Strategy Portfolio         0.10%     0.35%   0.25%**       --       --       --  32,988  57,713

MetLife Growth Strategy Portfolio            0.10%     0.35%   0.25%**       --       --       --  32,988  47,117

MetLife Moderate Strategy Portfolio          0.10%     0.35%   0.25%**       --       --       --  32,988  43,695

MFS Research International Portfolio         1.00%     1.25%   1.15%         --       --       --      --      --

Neuberger Beman Real Estate Portfolio        0.90%     1.15%   1.05%        N/A      N/A      N/A      --      --

Oppenheimer Capital Appreciation Portfolio   0.75%     1.00%   0.90%         --       --       --      --      --

PIMCO Inflation Protected Bond Portfolio     0.65%     0.90%   0.80%**       --       --       --      --      --

Met/Putnam Research Portfolio*                 N/A       N/A     N/A         --   57,101  118,946  79,151      --

RCM Global Technology Portfolio              1.10%     1.35%   1.25%     38,327  171,885   75,381      --      --

Third Avenue Small Cap Value Portfolio       0.95%     1.20%   1.10%**       --       --       --      --      --

T. Rowe Price Mid-Cap Growth Portfolio       0.90%     1.15%   1.05%         --       --       --      --      --

Turner Mid-Cap Growth Portfolio              0.95%     1.20%   1.10%**      N/A      N/A      N/A     N/A     N/A

Van Kampen Comstock Portfolio                0.80%     1.05%   0.95%        N/A      N/A      N/A     N/A     N/A

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12.
**Class not offered during the period ending June 30, 2005.
***Lord Abbett Developing Growth Portfolio merged into Lord Abbett Growth Opportunities Portfolio. Any repayment will be paid from Lord Abbett Growth Opportunities Portfolio.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The following amounts were repaid to the Manager during the period January 1 through June 30, 2005:


              Met/AIM Small Cap Growth Portfolio         $173,254

              Janus Aggressive Growth Portfolio            55,811

              MFS Research International Portfolio        465,232

              Oppenheimer Capital Appreciation Portfolio  272,191

              PIMCO Total Return Portfolio                220,000

              T. Rowe Price Mid-Cap Growth Portfolio        2,646

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2005:

                                                 Maximum Expense Ratio
                                                  under prior Expense
                                                 Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         Met/AIM Mid Cap Core Equity Portfolio   0.95%   1.20%   1.10%

         Harris Oakmark International Portfolio  1.20%   1.45%   1.35%

         Janus Aggressive Growth Portfolio       0.90%   1.15%   1.05%

         Lord Abbett Bond Debenture Portfolio    0.75%   1.00%   0.90%

         MFS Research International Portfolio    1.10%   1.35%   1.25%

         Third Avenue Small Cap Value Portfolio  1.00%   1.25%   1.15%*

*Class not offered during the period ending June 30, 2005.

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Metropolitan Series Fund, Inc. (MSF) in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvise three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Manager has voluntarily agreed to reduce its advisory fee for T. Rowe Price Mid-Cap Growth Portfolio by the amount waived (if any) by T. Rowe for the Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through June 30, 2005 was:

                Percentage Fee Waiver      Combined Assets
                --------------------- --------------------------

                        0.0%          First $750,000,000

                        5.0%          Next $750,000,000

                        7.5%          Next $1,5000,000,000

                        10.0%         Excess over $3,000,000,000

The amount waived for the period ended June 30, 2005 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are currently limited to payments

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2005 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $  7,338

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.    51,865

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       128,762

At or during the period ended June 30, 2005 the T. Rowe Price Mid-Cap Growth Portfolio held the following securities of affiliated issuers:

                                                                    Shares                                    Income earned
                                                                   purchased    Shares sold                  from affiliate
                                              Number of shares    during the    during the     Number of    during the period
                                            held at December 31, period ended  period ended  shares held at  ended June 30,
Security Description                                2004         June 30, 2005 June 30, 2005 June 30, 2005        2005
--------------------                        -------------------- ------------- ------------- -------------- -----------------

T. Rowe Price Government Reserve Investment
  Fund                                           22,748,964       43,666,731    50,697,805     15,717,890       $356,842

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                            4,158,223  2,981,525        --                --     (2,694,340)     287,185   4,445,408
  12/31/2004                              362,141  3,992,888        --                --       (196,806)   3,796,082   4,158,223
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                           15,011,334    694,800        --                --     (2,366,980) (1,672,180)  13,339,154
  12/31/2004                           17,228,218  8,039,390        --                --    (10,256,274) (2,216,884)  15,011,334
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  06/30/2005                            2,166,035    232,296        --                --       (184,789)      47,507   2,213,542
  12/31/2004                            1,605,958    897,130        --                --       (337,053)     560,077   2,166,035
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                            7,206,041  5,917,160        --                --       (132,799)   5,784,361  12,990,402
  12/31/2004                              517,669  6,898,904        --                --       (210,532)   6,688,372   7,206,041
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                           24,313,464  4,489,969        --                --     (6,610,063) (2,120,094)  22,193,370
  12/31/2004                           17,244,856 20,169,512        --                --    (13,100,904)   7,068,608  24,313,464
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  06/30/2005                              969,101    124,089        --                --        (90,310)      33,779   1,002,880
  12/31/2004                              719,424    493,797        --                --       (244,120)     249,677     969,101
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  06/30/2005                           10,554,698  8,162,692        --                --       (374,961)   7,787,731  18,342,429
  5/1/2004-12/31/2004                          -- 10,477,933        --           131,272        (54,507)  10,554,698  10,554,698
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  06/30/2005                            8,699,886  1,485,609        --                --     (2,402,355)   (916,746)   7,783,140
  5/1/2004-12/31/2004                          -- 14,620,067        --            99,510     (6,019,691)   8,699,886   8,699,886
-------------------------              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
HARRIS OAKMARK INTERNATIONAL PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             19,247,995 14,075,491        --                 --      (925,670)   13,149,821 32,397,816
 12/31/2004                                702,614 18,925,313        --              4,691      (384,623)   18,545,381 19,247,995
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             33,908,093  3,523,239        --                 --    (8,261,443)  (4,738,204) 29,169,889
 12/31/2004                             24,326,339 29,229,329        --                 --   (19,647,575)    9,581,754 33,908,093
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              5,280,761  1,988,195        --                 --      (223,157)    1,765,038  7,045,799
 12/31/2004                              1,994,880  3,695,709        --                555      (410,383)    3,285,881  5,280,761
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO       ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             32,777,040 20,564,832        --                 --    (1,277,711)   19,287,121 52,064,161
 12/31/2004                              2,830,143 31,455,247        --                 --    (1,508,350)   29,946,897 32,777,040
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             44,776,722    604,714        --                 --   (11,931,298) (11,326,584) 33,450,138
 12/31/2004                             36,151,783 36,455,040        --                 --   (27,830,101)    8,624,939 44,776,722
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                                726,039    156,289        --                 --       (93,053)       63,236    789,275
 12/31/2004                                582,085    321,840        --                 --      (177,886)      143,954    726,039
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              2,620,775  1,326,462        --                 --       (12,938)    1,313,524  3,934,299
 12/31/2004                                760,468  2,077,534        --             66,300      (283,527)    1,860,307  2,620,775
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO    ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             41,181,242 23,275,543        --                 --    (5,777,681)   17,497,862 58,679,104
 12/31/2004                             19,483,208 23,884,643        --          1,305,868    (3,492,477)   21,698,034 41,181,242
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             61,868,653  6,879,189        --                 --   (14,543,692)  (7,664,503) 54,204,150
 12/31/2004                             63,346,723 30,550,825        --          1,977,653   (34,006,548)  (1,478,070) 61,868,653
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              2,796,287    198,146        --                 --      (161,311)       36,835  2,833,122
 12/31/2004                              1,902,823  1,047,602        --             90,207      (244,345)      893,464  2,796,287
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             68,058,169 15,790,087        --                 --   (15,597,419)      192,668 68,250,837
 12/31/2004                             47,841,392 27,835,340        --            303,598    (7,922,161)   20,216,777 68,058,169
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             47,020,506    767,519        --                 --    (7,354,418)  (6,586,899) 40,433,607
 12/31/2004                             44,508,255 21,296,132        --            160,004   (18,943,885)    2,512,251 47,020,506
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              2,545,370     15,349        --                 --      (316,905)    (301,556)  2,243,814
 12/31/2004                              2,991,030    195,015        --                 --      (640,675)    (445,660)  2,545,370
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              3,491,140    253,879        --                 --      (105,194)      148,685  3,639,825
 12/31/2004                              3,011,260    646,479        --                 --      (166,599)      479,880  3,491,140
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                     BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                     SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
LORD ABBETT MID-CAP VALUE PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 06/30/2005                            5,780,050      57,532        --                 --      (478,011)   (420,479)    5,359,571
 12/31/2004                            5,097,742   1,352,525        --            150,591      (820,808)     682,308    5,780,050
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                            8,340,102     896,119        --                 --       (47,407)     848,712    9,188,814
 12/31/2004                            5,648,894   2,524,233        --            210,422       (43,447)   2,691,208    8,340,102
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE AGGRESSIVE STRATEGY
 PORTFOLIO                           ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --         974        --                 --             --         974          974
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           28,480,086  21,457,100        --                 --      (562,589)  20,894,511   49,374,597
 11/4/2004-12/31/2004                         --  28,465,808        --             63,655       (49,377)  28,480,086   28,480,086
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE BALANCED STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --         996        --                 --             --         996          996
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                          151,485,878 117,485,016        --                 --    (2,248,317) 115,236,699  266,722,577
 11/4/2004-12/31/2004                         -- 150,101,547        --          1,506,709      (122,378) 151,485,878  151,485,878
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --       1,018        --                 --             --       1,018        1,018
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           13,044,161  17,263,021        --                 --    (1,235,611)  16,027,410   29,071,571
 11/4/2004-12/31/2004                         --  12,821,112        --            225,366        (2,317)  13,044,161   13,044,161
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE GROWTH STRATEGY PORTFOLIO    ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --      13,747        --                 --            (8)      13,739       13,739
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                          130,653,075  97,476,325        --                 --      (479,677)  96,996,648  227,649,723
 11/4/2004-12/31/2004                         -- 129,839,642        --            819,165        (5,732) 130,653,075  130,653,075
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
METLIFE MODERATE STRATEGY PORTFOLIO  ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 05/02/2005                                   --       1,009        --                 --             --       1,009        1,009
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           49,482,297  47,291,705        --                 --    (2,792,876)  44,498,829   93,981,126
 11/4/2004-12/31/2004                         --  48,823,787        --            665,692        (7,182)  49,482,297   49,482,297
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class A
 06/30/2005                           25,930,201  17,699,012        --                 --    (1,630,826)  16,068,186   41,998,387
 12/31/2004                            6,859,905  20,475,790        --             52,999    (1,458,493)  19,070,296   25,930,201
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class B
 06/30/2005                           33,915,867   5,121,772        --                 --    (6,916,377) (1,794,605)   32,121,262
 12/31/2004                           18,995,260  29,379,626        --             73,339   (14,532,358)  14,920,607   33,915,867
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

 Class E
 06/30/2005                              962,210     160,566        --                 --       (96,579)      63,987    1,026,197
 12/31/2004                              702,510     804,394        --              2,025      (546,719)     259,700      962,210
 ----------------------              ----------- ----------- ---------------- ------------- ------------ ------------ -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
NEUBERGER BERMAN REAL ESTATE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              6,180,529  6,590,690            --             --      (787,126)    5,803,564 11,984,093
 5/1/2004-12/31/2004                            --  6,202,972            --        229,704      (252,147)    6,180,529  6,180,529
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             13,408,224  9,083,327            --             --    (4,016,255)    5,067,072 18,475,296
 5/1/2004-12/31/2004                            -- 19,251,263            --        507,914    (6,350,953)   13,408,224 13,408,224
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              1,677,013    981,698            --             --      (207,127)      774,571  2,451,584
 5/1/2004-12/31/2004                            --  1,661,039            --         65,201       (49,227)    1,677,013  1,677,013
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             35,659,977 29,968,253            --             --      (966,608)   29,001,645 64,661,622
 12/31/2004                                 28,096 33,645,202     2,272,486        119,955      (405,762)   35,631,881 35,659,977
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             76,391,037  1,380,625            --             --   (18,507,921) (17,127,296) 59,263,741
 12/31/2004                             66,468,580 40,170,162    11,866,269      5,705,981   (47,819,955)    9,922,457 76,391,037
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 5/1/2005-06/30/2005                            --     19,805            --             --          (682)       19,123     19,123
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             31,146,895 26,173,879            --             --   (14,526,736)   11,647,143 42,794,038
 12/31/2004                                111,760 29,513,272            --      1,635,260      (113,397)   31,035,135 31,146,895
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             47,232,343  1,441,942            --             --   (13,418,585) (11,976,643) 35,255,700
 12/31/2004                             35,579,307 35,672,691            --      2,529,164   (26,548,819)   11,653,036 47,232,343
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
PIMCO TOTAL RETURN PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             50,716,821 22,371,929            --             --    (7,572,145)   14,799,784 65,516,605
 12/31/2004                             16,754,205 26,229,737     8,766,781      1,303,224    (2,337,126)   33,962,616 50,716,821
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             90,890,100  7,634,117            --             --    (9,367,409)  (1,733,292) 89,156,808
 12/31/2004                             77,453,916 28,722,299     6,618,814      6,382,604   (28,287,533)   13,436,184 90,890,100
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                             12,928,080    696,003            --             --      (818,850)    (122,847) 12,805,233
 12/31/2004                             10,321,229  3,422,332            --        889,231    (1,704,712)    2,606,851 12,928,080
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                              ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              3,318,870      9,418            --             --      (397,025)    (387,607)  2,931,263
 12/31/2004                              4,199,765     31,588            --             --      (912,483)    (880,895)  3,318,870
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                                287,234     32,381            --             --       (14,412)       17,969    305,203
 12/31/2004                                251,419     67,860            --             --       (32,045)       35,815    287,234
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
RCM GLOBAL TECHNOLOGY PORTFOLIO         ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             17,702,019  8,288,794            --             --    (1,443,799)    6,844,995 24,547,014
 12/31/2004                              9,777,927 13,372,160            --         13,041    (5,461,109)    7,924,092 17,702,019
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             21,893,383  1,048,930            --             --    (5,540,576)  (4,491,646) 17,401,737
 12/31/2004                             13,511,798 18,445,567            --         16,957   (10,080,939)    8,381,585 21,893,383
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              4,427,013    232,315            --             --      (566,192)    (333,877)  4,093,136
 12/31/2004                              3,233,733  2,169,075            --          3,362      (979,157)    1,193,280  4,427,013
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                              SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                              IN CONNECTION    THROUGH                    (DECREASE)
                                        BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                        SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
THIRD AVENUE SMALL CAP VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             14,349,821 11,450,208        --                --       (420,749)  11,029,459  25,379,280
 12/31/2004                                530,380 13,973,464        --           329,460       (483,483)  13,819,441  14,349,821
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             30,307,113  1,258,355        --                --     (6,338,266) (5,079,911)  25,227,202
 12/31/2004                             26,528,195 17,295,098        --           667,401    (14,183,581)   3,778,918  30,307,113
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                             19,294,635  8,452,038        --                --     (1,099,011)   7,353,027  26,647,662
 12/31/2004                              5,451,817 15,971,697        --                --     (2,128,879)  13,842,818  19,294,635
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                             46,163,851  3,663,124        --                --     (3,816,592)   (153,468)  46,010,383
 12/31/2004                             48,525,129 25,248,670        --                --    (27,609,948) (2,361,278)  46,163,851
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class E
 06/30/2005                              2,861,385    164,765        --                --       (313,313)   (148,548)   2,712,837
 12/31/2004                              1,701,812  1,455,676        --                --       (296,103)   1,159,573   2,861,385
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO         ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 06/30/2005                              6,810,572  5,388,229        --                --        (56,088)   5,332,141  12,142,713
 5/1/2004-12/31/2004                            --  6,810,578        --                --             (6)   6,810,572   6,810,572
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 06/30/2005                              7,104,659    126,904        --                --     (2,798,507) (2,671,603)   4,433,056
 5/1/2004-12/31/2004                            -- 13,360,733        --                --     (6,256,074)   7,104,659   7,104,659
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------
VAN KAMPEN COMSTOCK PORTFOLIO           ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class A
 5/1/2005-6/30/2005                             -- 66,063,380        --                --       (176,503)  65,886,877  65,886,877
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

 Class B
 5/1/2005-6/30/2005                             --  1,425,400        --                --         (2,184)   1,423,216   1,423,216
 ------------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2005 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio       $         --    108,737,247     $        --    100,468,891

Met/AIM Small Cap Growth Portfolio                    --    278,751,359              --    196,763,610

Goldman Sachs Mid-Cap Value Portfolio                 --    165,989,848              --     78,972,988

Harris Oakmark International Portfolio                --    224,877,380              --     68,097,063

Janus Aggressive Growth Portfolio                     --    458,836,758              --    381,721,397

Lord Abbett America's Value Portfolio          7,119,478     18,728,157       4,483,623      3,285,113

Lord Abbett Bond Debenture Portfolio         180,926,655    280,462,717      99,631,761    245,567,649

Lord Abbett Growth and Income Portfolio               --    867,230,134              --    676,508,691

Lord Abbett Growth Opportunities Portfolio            --     20,355,994              --     22,259,786

Lord Abbett Mid-Cap Value Portfolio                   --     34,293,056              --     23,291,275

MFS Research International Portfolio                  --    469,100,057              --    291,095,729

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


5. INVESTMENT TRANSACTIONS - CONTINUED

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Neuberger Berman Real Estate Portfolio                 --   277,258,996               --   196,177,994

Oppenheimer Capital Appreciation Portfolio             --   233,372,389               --   191,297,984

PIMCO Inflation Protected Bond Portfolio    7,639,529,835    64,914,607    7,656,832,862     8,117,581

PIMCO Total Return Portfolio                7,740,921,280   491,244,205    6,943,255,122   250,704,405

Met/Putnam Capital Opportunities Portfolio             --    29,051,246               --    33,980,132

RCM Global Technology Portfolio                        --   261,343,167               --   259,161,476

Third Avenue Small Cap Value Portfolio                 --   102,839,320               --    36,698,255

T. Rowe Price Mid-Cap Growth Portfolio                 --   117,089,960               --    66,934,511

Turner Mid-Cap Growth Portfolio                        --   135,560,663               --   113,326,136

Van Kampen Comstock Portfolio                          --   465,531,264               --   428,219,157

At June 30, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross         Gross      Net Unrealized
                                             Income Tax    Unrealized    Unrealized   Appreciation/
Portfolio                                       Cost      Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  311,476,622 $ 22,541,858  $ (4,618,382)  $ 17,923,476

Met/AIM Small Cap Growth Portfolio            534,521,631   64,837,192    (8,441,811)    56,395,381

Goldman Sachs Mid-Cap Value                   308,779,679   34,173,589    (4,394,093)    29,779,496

Harris Oakmark International Portfolio      1,043,267,383  132,869,871    (5,925,452)   126,944,419

Janus Aggressive Growth Portfolio             724,226,741   73,938,800   (10,932,360)    63,006,440

Lord Abbett America's Value Portfolio          51,143,078    4,556,447      (734,359)     3,822,088

Lord Abbett Bond Debenture Portfolio        1,664,991,496   47,557,769   (28,445,092)    19,112,677

Lord Abbett Growth and Income Portfolio     3,031,439,938  324,141,234   (75,927,503)   248,213,731

Lord Abbett Growth Opportunities Portfolio     64,088,447    8,885,421    (1,807,054)     7,078,367

Lord Abbett Mid-Cap Value Portfolio           301,831,074   74,236,548    (4,944,263)    69,292,285

MetLife Aggressive Strategy Portfolio         518,099,587   13,600,558      (974,006)    12,626,552

MetLife Balanced Strategy Portfolio         2,720,803,871   55,951,763    (6,443,118)    49,508,646

MetLife Defensive Strategy Portfolio          287,430,436    4,777,316      (198,368)     4,578,948

MetLife Growth Strategy Portfolio           2,368,324,260   54,862,380    (5,894,404)    48,967,976

MetLife Moderate Strategy Portfolio           943,032,857   16,244,015    (1,884,830)    14,359,185

MFS Research International Portfolio          956,220,784   51,803,950   (12,396,119)    39,407,831

Neuberger Berman Real Estate Portfolio        389,784,556   48,229,092            --     48,229,092

Oppenheimer Capital Appreciation Portfolio  1,025,491,536   71,596,558   (38,552,244)    33,044,314

PIMCO Inflation Protected Bond Portfolio    1,628,380,164    1,772,529    (3,044,692)    (1,272,163)

PIMCO Total Return Portfolio                2,601,279,517   20,529,648    (8,270,614)    12,259,034

Met/Putnam Capital Opportunities Portfolio     53,778,628    5,718,306    (2,026,835)     3,691,471

RCM Global Technology Portfolio               229,575,417   12,923,592    (1,887,517)    11,036,075

Third Avenue Small Cap Value Portfolio        769,464,155  178,981,222    (7,825,861)   171,155,361

T. Rowe Price Mid-Cap Growth Portfolio        620,854,370  103,129,895   (16,272,688)    86,857,207

Turner Mid-Cap Growth Portfolio               162,427,501   24,865,711      (855,198)    24,010,513

Van Kampen Comstock Portfolio                 672,997,340   16,667,931   (13,858,671)     2,809,260

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


6. SECURITY LENDING

As of June 30, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
      -                                          ------------ ------------

      Met/AIM Mid Cap Core Equity Portfolio      $ 35,894,798 $ 36,726,477

      Met/AIM Small Cap Growth Portfolio          114,651,238  117,552,957

      Harris Oakmark International Portfolio      160,479,828  168,591,160

      Janus Aggressive Growth Portfolio           119,860,589  122,775,084

      Lord Abbett Bond Debenture Portfolio        241,052,908  246,101,521

      Lord Abbett Growth and Income Portfolio     369,763,963  378,383,282

      Lord Abbett Growth Opportunities Portfolio    9,323,675    9,571,084

      Lord Abbett Mid-Cap Value Portfolio          48,813,021   50,076,477

      MFS Research International Portfolio        129,566,561  136,143,669

      Oppenheimer Capital Appreciation Portfolio   54,483,448   55,797,875

      Met/Putnam Capital Opportunities Portfolio   11,363,608   11,656,815

      RCM Global Technology Portfolio              33,464,173   34,301,216

      Third Avenue Small Cap Value Portfolio      170,852,589  175,351,718

      T. Rowe Price Mid-Cap Growth Portfolio      127,139,853  130,330,151

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2005 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                                Number of
                                                           Description                      Expiration Date     Contracts
                                          ---------------------------------------------- ---------------------- ---------
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Note 5 Year Futures              September 2005 - Long       48
                                          U.S. Treasury Bond Futures                     September 2005 - Long      209
                                          U.S. Treasury Note 10 Year Futures             September 2005 - Short   (243)

PIMCO Total Return Portfolio:             Germany Federal Republic Bonds 10 Year Futures August 2005 - Long         809
                                          Germany Federal Republic Bonds 10 Year Futures September 2005 - Long      922
                                          Japan Government Bonds 10 Year Futures         September 2005 - Long       17
                                          U.S. Treasury Note 5 Year Futures              September 2005 - Long      531
                                          U.S. Treasury Bond Futures                     September 2005 - Long      939
                                          Municipal 10 Year Notes Index Futures          September 2005 - Long        2
                                          Euro Dollar Futures                            December 2005 - Long     2,121
                                          Euro Dollar Futures                            June 2006 - Long           600
                                          U.S. Treasury Note 10 Year Futures             September 2005 - Short   (297)
                                          LIBOR Futures                                  December 2005 - Short    (207)

                                                         Unrealized
                                            Notional   Appreciation/
                                             Value     (Depreciation)
                                          ------------ --------------
PIMCO Inflation Protected Bond Portfolio:    5,226,750   $    3,234
                                            24,818,750       28,125
                                          (27,572,906)    (106,313)

PIMCO Total Return Portfolio:                    9,788        (678)
                                           137,761,948    1,104,327
                                            21,642,773      110,630
                                            57,820,922      244,187
                                           111,506,250      457,813
                                               214,375        2,813
                                           509,199,075       27,450
                                           143,992,500      202,500
                                          (33,700,219)    (111,375)
                                                     0      148,440

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2005, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

      11/16/2005    51,500,000    CHF    $40,594,750  44,394,638   $ 3,799,888

      11/17/2005    29,400,000    CHF     23,176,452  25,406,153     2,229,701

      11/22/2005    22,000,000    CHF     17,350,312  19,133,762     1,783,450

      12/7/2005     14,900,000    CHF     11,765,932  13,288,148     1,522,216

      1/18/2006      9,000,000    CHF      7,132,658   7,558,579       425,921

      7/12/2005     18,500,000    GBP     33,150,841  33,337,000       186,159

      7/14/2005     18,600,000    GBP     33,327,514  33,690,180       362,666

      11/28/2005     9,900,000    GBP     17,683,472  18,253,125       569,653

      12/7/2005      9,500,000    GBP     16,966,634  18,041,450     1,074,816

      12/9/2005     11,100,000    GBP     19,823,561  21,202,110     1,378,549
                                                                   -----------

                                                                   $13,333,019
                                                                   ===========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/26/2005        388,000   EUR    $  469,829      467,864    $   1,965

       7/13/2005    984,469,000   JPY     8,886,838    9,248,182     (361,344)

       9/26/2005        298,000   PLN        88,910       89,261         (351)

       9/23/2005      2,538,000   RUB        88,377       88,772         (395)

       9/26/2005      2,936,000   SKK        92,757       93,198         (441)
                                                                    ---------

                                                                    $(360,566)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/19/2005       731,000    CAD    $   596,639     588,039     $(8,600)

       7/26/2005    12,117,000    EUR     14,672,459  14,677,079       4,620
                                                                     -------

                                                                     $(3,980)
                                                                     =======

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                 Net Unrealized
                                         Value at    In Exchange Appreciation/
   Settlement Date Contacts to Deliver June 30, 2005 for U.S. $  (Depreciation)
   --------------- ------------------- ------------- ----------- --------------

      7/20/2005          808,000  BRL   $   340,562     298,596   $    41,966

      8/23/2005          810,000  BRL       336,510     317,647        18,863

      9/6/2005        12,397,000  BRL     5,123,256   4,400,000       723,256

      9/8/2005        11,115,000  BRL     4,589,983   3,900,000       689,983

      9/13/2005        1,152,000  BRL       474,827     454,080        20,747

      8/2/2005        52,440,000  CLP        90,594      90,165           429

      8/16/2005      253,215,000  CLP       437,348     437,369           (21)

      9/13/2005      232,106,000  CLP       400,703     392,801         7,902

      9/26/2005       35,538,750  CNY     4,341,482   4,500,000      (158,518)

      7/26/2005       22,000,000  EUR    26,639,771  26,960,450      (320,679)

      7/26/2005          704,000  EUR       852,472     848,908         3,564

      9/21/2005       25,915,000  INR       593,316     592,749           567

      7/13/2005    3,098,514,000  JPY    27,970,400  29,107,694    (1,137,294)

      7/27/2005    1,549,537,000  KRW     1,499,247   1,550,713       (51,466)

      8/24/2005      316,800,000  KRW       306,528     315,001        (8,473)

      9/21/2005      452,000,000  KRW       437,378     445,759        (8,381)

      8/31/2005        8,018,000  MXP       735,967     718,780        17,187

      9/23/2005        4,298,000  MXP       392,990     392,673           317

      8/23/2005        2,144,000  PEN       658,594     658,174           420

      9/14/2005        1,331,000  PEN       408,789     408,884           (95)

      8/23/2005        1,102,000  PLN       329,067     329,102           (35)

      9/26/2005        1,127,000  PLN       336,247     337,576        (1,329)

      7/29/2005       20,523,000  RUB       715,550     739,568       (24,018)

      8/23/2005        7,755,000  RUB       270,176     276,767        (6,591)

      9/23/2005       11,710,000  RUB       407,763     409,584        (1,821)

      7/26/2005        1,211,000  SGD       718,482     737,291       (18,809)

      8/24/2005          462,000  SGD       274,435     278,733        (4,298)

      9/20/2005          654,000  SGD       388,954     391,969        (3,015)

      8/31/2005       20,295,000  SKK       640,696     647,885        (7,189)

      9/26/2005       12,765,000  SKK       403,284     405,200        (1,916)

      8/24/2005        9,010,000  TWD       285,663     290,158        (4,495)

      9/21/2005       12,757,000  TWD       405,170     409,272        (4,102)
                                                                  -----------

                                                                  $  (237,344)
                                                                  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2005 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/6/2005       4,235,000    BRL   $  1,750,181    1,602,346   $(147,835)

       9/6/2005       8,162,000    BRL      3,373,076    3,204,897    (168,179)

       9/8/2005       3,125,000    BRL      1,290,481    1,179,690    (110,791)

       9/8/2005       4,975,000    BRL      2,054,446    1,903,532    (150,914)

       9/8/2005       3,015,000    BRL      1,245,056    1,179,808     (65,248)

       9/26/2005     35,538,750    CNY      4,341,482    4,487,783     146,301

       7/26/2005    127,184,000    EUR    154,006,937  154,055,436      48,499

       7/26/2005      7,000,000    EUR      8,476,291    8,499,883      23,592
                                                                     ---------

                                                                     $(424,575)
                                                                     =========

            BRL - Brazilian Real      MXP - Mexican Peso
            CHF - Swiss Franc         PEN - Peruvian Nuevo Sol
            CLP - Chilean Peso        PLN - Polish Zloty
            CNY - China Yuan Renminbi RUB - Russian Ruble
            EUR - Euro                SGD - Singapore Dollar
            GBP - British Pound       SKK - Slovakian Koruna
            INR - Indian Rupee        TWD - Taiwan Dollar
            JPY - Japanese Yen        U.S. $ - United States Dollar
            KRW - South Korean Won

9. OPTIONS

During the period ended June 30, 2005 the following option contracts were written:

                                                PIMCO                   PIMCO
                                         Inflation Protected         Total Return
                                            Bond Portfolio            Portfolio
                                         -------------------  -------------------------
                                         Number of              Number of
                                         Contracts  Premium     Contracts     Premium
                                         --------- ---------  ------------  -----------
Options outstanding at December 31, 2004     250   $ 110,391   271,600,508  $ 4,561,605
Options written.........................   1,492     348,928    90,403,016    1,416,031
Options bought back.....................    (646)   (140,968)  (74,001,670)    (801,831)
Options closed and expired..............    (518)   (159,386) (133,200,999)  (1,896,792)
                                           -----   ---------  ------------  -----------
Options outstanding at June 30, 2005....     578   $ 158,965   154,800,855  $ 3,279,013
                                           =====   =========  ============  ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS

Open swap agreements at June 30, 2005, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                                Value
--------------- ---------- ------------------------------------------------------------------ -----------

 1,500,000  USD  6/20/2006 Agreement with Goldman Sachs International dated 6/29/2005 to          $11,895
                           receive quarterly the notional amount multiplied by 3.10% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 1,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to                 9,511
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 1,000,000  USD  6/20/2006 Agreement with Morgan Stanley Capital Services, Inc., dated             19,362
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           3.83% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

 1,000,000  USD  6/20/2006 Agreement with Goldman Sachs International dated 5/31/2005 to           19,075
                           receive quarterly the notional amount multiplied by 3.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

40,000,000  USD 12/15/2007 Agreement with Lehman Brothers Special Financing, Inc., dated         (77,145)
                           7/11/2005 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4%.

 5,200,000  USD 12/15/2007 Agreement with Goldman Sachs Capital Markets, L.P. dated              (10,029)
                           6/13/2005 to receive semi-annually the notional amount
                           multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 5,100,000  USD 12/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated           49,226
                           6/27/2005 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 4%.

64,800,000  USD 12/15/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated           (3,010,259)
                           6/2/2005 to pay semi-annually the notional amount multiplied by
                           5.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

18,000,000  USD 12/15/2015 Agreement with J.P. Morgan Chase Bank dated 6/15/2005 to             (836,183)
                           receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5%.

15,600,000  USD 12/15/2015 Agreement with Bank of America N.A. dated 6/6/2005 to receive        (724,692)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5%.

 4,500,000  USD 12/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated        (209,046)
                           6/13/2005 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 5%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

   400,000  EUR 3/15/2007  Agreement with Merrill Lynch Capital Services, Inc., dated           $14,795
                           2/10/2004 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURLIBOR-Telerate.

   500,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to pay          18,492
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 4%.

22,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay       4,092,639
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP 6/15/2008  Agreement with J.P. Morgan Chase Bank dated 10/4/2004 to pay         214,778
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                             ----------

                                                                                             $(417,581)
                                                                                             ==========

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                             Value
--------------- ---------- ------------------------------------------------------------------ ------

2,200,000  USD  7/17/2005  Agreement with Lehman Brothers Special Financing, Inc., dated        $712
                           8/19/2004 to receive semi-annually the notional amount
                           multiplied by 1.05% and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

  400,000  USD  7/20/2005  Agreement with Morgan Stanley Capital Services, Inc., dated           133
                           9/2/2004 to receive semi-annually the notional amount multiplied by 1.00% for each of sixteen Credit Derivative Transactions entered into, and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

  900,000  USD  7/31/2005  Agreement with Lehman Brothers dated 8/9/2004 to receive semi-        462
                           annually the notional amount multiplied by 0.97% and to pay par in the event of default of Russian Federation 5.00% due
                           3/31/2030.

  800,000  USD  6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated            862
                           6/9/2005 to receive semi-annually the notional amount multiplied by 0.58% for each of fifty Credit Derivative Transactions entered into and to pay par in the event of default of Russian Federation
                           5.00% due 3/31/2030.

1,000,000  USD  6/20/2006  Agreement with J.P. Morgan Chase Bank dated 5/12/2005 to           10,467
                           receive quarterly the notional amount multiplied by 2.90% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

1,000,000  USD  6/20/2006  Agreement with Morgan Stanley Capital Services, Inc. dated         10,467
                           5/19/2005 to receive quarterly the notional amount multiplied by
                           2.90% and to pay par in the event of default of General Motors
                           Acceptance Corp. 6.875% due 8/28/2012.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ------------------------------------------------------------------ ---------

 2,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/5/2005 to receive      $18,720
                           quarterly the notional amount multiplied by 3.25% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 2,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 5/11/2005 to              33,392
                           receive quarterly the notional amount multiplied by 3.20% and to pay par in the event of default of Ford Motor Credit Co.
                           7.000% due 10/1/2013.

 4,000,000  USD  6/20/2006 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to              38,043
                           receive quarterly the notional amount multiplied by 2.80% and to pay par in the event of default of General Motors Acceptance Corp.
                           6.875% due 8/28/2012.

 4,100,000  USD  3/20/2007 Agreement with Merrill Lynch International, dated 4/26/2005 to           401
                           receive semi-annually the notional amount multiplied by 0.61%
                           and to pay par in the event of default of Russian Federation
                           5.00% (step-up) due 3/31/2030.

   600,000  USD  5/20/2007 Agreement with J.P. Morgan Chase Bank dated 6/6/2005 to receive        1,628
                           semi-annually the notional amount multiplied by 0.77% and to pay par in the event of default of Russian Federation
                           2.250% due 3/31/2030.

 1,800,000  USD  6/20/2007 Agreement with J.P. Morgan Chase Bank dated 4/27/2005 to              28,450
                           receive quarterly the notional amount multiplied by 4.60% and to pay par in the event of default of General Motors Corp.
                           7.125% due 7/15/2013.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (21,343)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation
                           7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (13,928)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation
                           8.20% due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,335)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay         (8,525)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

 4,800,000  USD  6/20/2010 Agreement with Morgan Stanley Capital Services, Inc., dated           29,193
                           4/14/2005 to receive semi-annually the notional amount
                           multiplied by 2.10% and to pay par in event of default of
                           underlying sovereign entities of the Dow Jones CDX Emerging
                           Markets Index.

 2,770,000  USD 12/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated      (267,362)
                           6/20/2005 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

16,900,000  USD 12/15/2015 Agreement with Bank of America N.A. dated 6/6/2005 to receive      (785,083)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                                Value
---------------    ---------- ---------------------------------------------------------------- -------------

   41,600,000  USD 12/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated     $(1,932,512)
                              6/13/2005 to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

    5,800,000  USD 12/15/2015 Agreement with J.P. Morgan Chase Bank dated 6/15/2005 to             (269,437)
                              receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                              amount multiplied by 5%.

    9,700,000  USD  4/16/2025 Agreement with J.P. Morgan Chase Bank dated 7/12/2005 to pay         (163,342)
                              semi-annualy the notional amount multiplied by the 3 month CAD-
                              BA-CDOR and to receive quarterly the notional amount multiplied by 4.50%.

    4,900,000  USD  6/15/2025 Agreement with Merrill Lynch Capital Services, Inc., dated            (88,854)
                              8/2/2005 to receive semi-annually the notional amount multiplied by 4.50% and to pay semi-annually the notional amount multiplied by the 3 month CAD-BA-CDOR.

   11,800,000  USD 12/15/2025 Agreement with Lehman Brothers Special Financing, Inc., dated        (485,605)
                              7/13/2005 to receive semi-annually the notional amount
                              multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

   30,900,000  CAD 12/16/2014 Agreement with Bank of America N.A. dated 2/1/2005 to receive        (707,448)
                              semi-annually the notional amount multiplied by the 3 month CAD-
                              BA-CDOR and to pay semi-annually the notional amount multiplied by 5.50%.

   40,100,000  CAD 12/16/2019 Agreement with Bank of America N.A. dated 2/1/2005 to pay semi-        661,330
                              annually the notional amount multiplied by the 3 month CAD-BA-
                              CDOR and to receive semi-annually the notional amount multiplied by 6.00%.

   94,700,000  EUR  6/16/2014 Agreement with Morgan Stanley Capital Services, Inc. dated         (7,787,582)
                              5/6/2005 to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to receive annually the notional amount multiplied by 5.00%.

    8,700,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 6/21/2005 to           (1,154,081)
                              receive annually the notional amount multiplied by the 6 month
                              EUR-EURIBOR-Telerate and to pay annually the notional amount multiplied by 4.50%.

    6,100,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 10/14/2004 to pay        1,124,554
                              annually the notional amount multiplied by the 6 month EUR-
                              EURIBOR-Telerate and to receive annually the notional amount multiplied by 5.00%.

  258,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated            (195,025)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY  6/15/2012 Agreement with Goldman Sachs Capital Markets, L.P., dated          (1,511,829)
                              8/3/2004 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-annually the
                              notional amount multiplied by 2.00%.
                                                                                               -------------

                                                                                               $(13,444,477)
                                                                                               =============

CAD - Canadian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the periods ended December 31, 2004 and 2003 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
-                                          ----------------------- ---------------------- -----------------------
                                              2004        2003        2004        2003       2004        2003
-                                          ----------- ----------- ----------- ---------- ----------- -----------

Met/AIM Mid Cap Core Equity Portfolio      $        -- $ 1,832,869 $        -- $       -- $        -- $ 1,832,869

Goldman Sachs Mid-Cap Value Portfolio        2,754,228                      --              2,754,228          --

Harris Oakmark International Portfolio          75,188   3,002,349          --    273,106      75,188   3,275,455

Lord Abbett America's Value Portfolio          691,296     207,582     206,401         --     897,697     207,582

Lord Abbett Bond Debenture Portfolio        42,393,056  15,972,187          --         --  42,393,056  15,972,187

Lord Abbett Growth and Income Portfolio     12,686,365  15,519,662          --         --  12,686,365  15,519,662

Lord Abbett Mid-Cap Value Portfolio          1,208,159   1,044,172   6,548,817  2,274,829   7,756,976   3,319,001

MetLife Aggressive Strategy Portfolio          415,966          --     264,513                680,479          --

MetLife Balanced Strategy Portfolio         14,606,246          --     897,795             15,504,041          --

MetLife Defensive Strategy Portfolio         2,169,357          --      68,531              2,237,888          --

MetLife Growth Strategy Portfolio            7,536,446          --   1,105,742              8,642,188          --

MetLife Moderate Strategy Portfolio          6,421,397          --     295,434              6,716,831          --

MFS Research International Portfolio         1,492,983   1,398,236          --         --   1,492,983   1,398,236

Neuberger Berman Real Estate Portfolio       9,887,285                  67,672         --   9,954,957          --

Oppenheimer Capital Appreciation Portfolio  22,602,474              24,825,441             47,427,915          --

PIMCO Inflation Protected Bond Portfolio    44,049,051   8,015,505      52,200    164,306  44,101,251   8,179,811

PIMCO Total Return Portfolio                96,677,207  21,621,640          --  2,238,470  96,677,207  23,860,110

RCM Global Technology Portfolio                152,842          --                     --     152,842          --

Third Avenue Small Cap Value Portfolio       9,110,042   1,983,734   5,228,107    550,664  14,338,149   2,534,398

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized
                                             Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                              Income         Gain      (Depreciation)   and Deferrals        Total
-                                          ------------- ------------- -------------- ------------------ ------------

Met/AIM Mid Cap Core Equity Portfolio       $16,954,107   $17,832,105   $ 28,687,172     $     (1,257)   $ 63,472,127

Met/AIM Small Cap Growth Portfolio                   --    10,822,827     63,192,260           (2,120)     74,012,967

Goldman Sachs Mid-Cap Value Portfolio         2,582,963            --     26,647,698           (1,733)     29,228,928

Harris Oakmark International Portfolio        6,157,487    10,199,489    152,996,958        6,251,821     175,605,755

Janus Aggressive Growth Portfolio                    --       819,915     77,114,444       (5,224,783)     72,709,576

Lord Abbett America's Value Portfolio            40,230        88,397      3,837,774           (6,248)      3,960,153

Lord Abbett Bond Debenture Portfolio         69,689,446            --     63,273,658      (32,303,617)    100,659,487

Lord Abbett Growth and Income Portfolio      30,922,883    60,759,564    516,094,805      (31,329,883)    576,447,369

Lord Abbett Growth Opportunities Portfolio      265,890     3,988,972      9,374,611       (4,632,658)      8,996,815

Lord Abbett Mid-Cap Value Portfolio           2,764,720    11,112,078     71,626,058               --      85,502,856

MetLife Aggressive Strategy Portfolio           278,543            --      6,409,313               --       6,687,856

MetLife Balanced Strategy Portfolio           1,541,136            --     12,280,495               --      13,821,631

MetLife Defensive Strategy Portfolio            123,000            --       (468,308)              --        (345,308)

MetLife Growth Strategy Portfolio             1,557,160            --     20,658,397               --      22,215,557

MetLife Moderate Strategy Portfolio             539,967            --        801,115               --       1,341,082

MFS Research International Portfolio         30,734,304    22,914,056     92,651,982      (12,833,657)    133,466,685

Neuberger Berman Real Estate Portfolio               --       830,968     44,457,725           (1,733)     45,286,960

Oppenheimer Capital Appreciation Portfolio    5,834,251     5,599,746     62,012,042       (1,517,833)     71,928,206

PIMCO Inflation Protected Bond Portfolio      1,500,020        66,868     10,302,405          (81,462)     11,787,831

PIMCO Total Return Portfolio                    488,584    16,049,952      4,955,958       (4,404,915)     17,089,579

Met/Putnam Capital Opportunities Portfolio      121,972            --      8,640,802       (6,296,556)      2,466,218

RCM Global Technology Portfolio               1,349,808       250,251      7,724,374       (9,057,894)        266,539

Third Avenue Small Cap Value Portfolio          905,957     1,550,884    154,016,868           (7,743)    156,465,966

T. Rowe Price Mid-Cap Growth Portfolio               --    15,056,099     88,451,601           (7,768)    103,499,932

Turner Mid-Cap Growth Portfolio                      --            --     24,325,041       (3,442,148)     20,882,893

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,275,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 million of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 million of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


12. ACQUISITIONS - CONTINUED

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 million of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million), including $406,911 of unrealized depreciation and $405,123 million of accumulated net realized losses, were combined with those of Total Return Class
B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

13. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


QUARTERLY PORTFOLIO SCHEDULE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the most recent 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

APPROVAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

RCM GLOBAL TECHNOLOGY PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on January 4, 2005, the Trustees (including the Trustees who are not "interested persons" of the Trust, the Manager, the Adviser or the Distributor (as that term is defined in the 1940 Act) ("Disinterested Trustees")) approved an interim investment advisory agreement between the Manager and RCM Capital Management LLC ("RCM"), an affiliate of the Portfolio's then current Adviser, PEA Capital LLC ("PEA"), with respect to the Portfolio, which took effect as of January 15, 2005 (the "Interim Advisory Agreement"). The Interim Advisory Agreement had a term of the earlier of 150 days or the date on which a new advisory agreement was entered into. On February 16, 2005, the Board of Trustees, including the Disinterested Trustees, approved a new investment advisory agreement with respect to the Portfolio (the "New Advisory Agreement"), which agreement went into effect on May 1, 2005. The New Advisory Agreement is the same in all material respects to the Portfolio's previous investment advisory agreement with PEA and to the Interim Advisory Agreement, except for the Adviser under the previous investment advisory agreement, the advisory fee and the effective date and term of the Agreement.

The Board considered essentially the same factors with respect to the Interim Advisory Agreement as they considered regarding the New Advisory Agreement as discussed below, with the exception of the consideration of the advisory fee, as such fee was different under the New Advisory Agreement. In this regard, the Trustees noted that the advisory fee under the Interim Advisory Agreement was the same as the advisory fee under the Portfolio's previous investment advisory agreement and that such fee is paid out of the management fee that the Portfolio pays to the Manager. Based on these considerations and, as described below, the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of RCM with comparable funds, the Board (including a majority of Disinterested Trustees) determined that approval of the Interim Advisory Agreement was in the best interests of the Portfolio and its shareholders.

The Board of Trustees' approval of the New Advisory Agreement was based on a number of factors relating to RCM's ability to perform under the New Advisory Agreement. These factors included: RCM's management style and long-term performance record with comparable funds; RCM's current level of staffing and its overall resources; RCM's financial condition; and RCM's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the New Advisory Agreement. In this connection, the Board evaluated RCM's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to RCM in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The advisory fee under the New Advisory Agreement is lower than the advisory fee paid under the investment advisory agreement with the Fund's previous Adviser and under the Interim Advisory Agreement. As a result, the Manager will retain a greater percentage of its management fee. The Portfolio's total expenses will not change as a result of the advisory fee decrease because such fee is paid directly by the Manager.

After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by RCM, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that RCM, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions. While RCM selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that RCM is affiliated with registered broker-dealers and these broker-dealers may

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                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)

from time to time execute transactions on behalf of the Portfolios. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to RCM and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the New Advisory Agreement, the Board especially reviewed the Portfolio's performance record and RCM's management style and long-term performance record with comparable funds. The Board noted that the Allianz RCM Global Technology Fund (the "Allianz Tech Fund"), which is also advised by RCM, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2004, the Allianz Tech Fund had a one-year total return of 17.93%, three-year annualized returns of 5.94%, and five-year annualized returns of -9.17%, which outperformed all of the other ten largest funds included in Morningstar's Universe of Institutional shares of Technology Funds, as well as the Goldman Sachs Technology Index over the one-, three-, and five-year periods, and the S&P 500 Index over the one- and three-year periods.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the New Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the New Advisory Agreement and the fees thereunder at arm's length. For each of the above reasons, the profitability to the Adviser of its relationship with the Portfolio was not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and RCM was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of RCM with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the New Advisory Agreement was in the best interests of the Portfolio.

VAN KAMPEN COMSTOCK PORTFOLIO

At a meeting of the Board of Trustees of the Trust held on February 16, 2005, the Board of Trustees, including the Disinterested Trustees, initially approved the Management Agreement between the Trust and the Manager with respect to the Van Kampen Comstock Portfolio ("Portfolio") and an investment advisory agreement with respect to the Portfolio (the "Advisory Agreement") between the Manager and Morgan Stanley Investment Management, Inc. dba Van Kampen ("Van Kampen").

In approving the Management Agreement with the Manager with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Portfolio by the Manager; (2) the performance of comparable funds managed by the Manager as compared to a peer group and an appropriate index;
(3) the Manager's personnel and operations; (4) the Manager's financial condition; (5) the level and method of computing the Portfolio's management fee; (6) the anticipated profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (i.e., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth and size on the Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolio by the Manager's affiliates, including distribution services. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board, in examining the nature and quality of the services to be provided by the Manager to the Portfolio, recognized the Manager's experience in serving as an investment manager. The Board also noted the extensive responsibilities that the Manager has as investment manager to the Portfolio, including the selection of the Adviser for the Portfolio and oversight of the Adviser's compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolio. Based on its consideration and review of the foregoing information, the Board determined that the Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

The Board also evaluated the expertise and performance of the personnel who would be overseeing the Adviser, and compliance with the Portfolio's investment restrictions, tax and other requirements.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated the Manager's costs and profitability in serving as investment manager to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to manage the Trust and the costs associated with compensating the Adviser. The Board also examined the fees to be paid by the Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing the Portfolio's fee. The Board noted that the proposed management fee and the total expense ratio were below the median of the peer group for the Portfolio selected by an independent third party. The Board also noted the Manager's commitment to the expense limitation agreement with the Portfolio.

After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by the Manager, the Board concluded that the level of the fees to be paid to the Manager with respect to the Portfolio was fair and reasonable. The Board also concluded that the Manager's level of profitability from its relationship with the Portfolio was reasonable.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2005 (UNAUDITED)


The Board noted that the management fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels. The Board considered the effective fees under the Management Agreement as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolio's assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that the Manager pays the advisory fees out of the management fees it receives from the Portfolio.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to the Portfolio.

The Board of Trustees approved the Advisory Agreement between the Manager and Van Kampen based on a number of factors relating to Van Kampen's ability to perform under the Advisory Agreement. These factors included: Van Kampen's management style and long-term performance record with comparable funds; Van Kampen's current level of staffing and its overall resources; Van Kampen's financial condition; and Van Kampen's compliance systems and any disciplinary history. The Disinterested Trustees were advised by independent legal counsel throughout the process.

The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated Van Kampen's costs and profitability (to the extent practicable) in serving as an Adviser to the Portfolio, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to Van Kampen in light of fees paid to other investment advisers by comparable funds and the method of computing the Adviser's fee. The Board also noted that the fees payable under the Advisory Agreement were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs to be incurred, by Van Kampen, the Board concluded that the fee to be paid the Adviser with respect to the Portfolio was fair and reasonable.

The Board also noted that Van Kampen, through its relationship as an Adviser to the Portfolio, may engage in soft dollar transactions for proprietary research or brokerage services. While Van Kampen selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that Van Kampen is affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Portfolio. The Board noted, however, that the Adviser must select brokers who meet the Trust's requirements for best execution. The Board concluded that the benefits accruing to Van Kampen and its affiliates by virtue of the Adviser's relationship to the Portfolio are fair and reasonable.

In approving the Advisory Agreement, the Board especially reviewed Van Kampen's management style and long-term performance record with comparable funds. The Board noted that the Van Kampen Comstock Fund, which is also advised by Van Kampen, has substantially similar investment objectives, policies, and strategies as the Portfolio. As of December 31, 2004, the Van Kampen Comstock Fund had outperformed the Morningstar Large Value Category average, as well as the S&P Barra Value Index over the one-, three-, five- and ten-year periods, and had generally strong performance since its inception.

In considering the profitability to the Adviser of its relationship with the Portfolio, the Board noted that the fees under the Advisory Agreement were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board also relied on the ability of the Manager to negotiate the Advisory Agreement and the fees thereunder at arm's length. In addition, the Board noted that the terms of the Adviser Agreement and fees payable thereunder were comparable to the terms of advisory arrangements with other institutional clients of the Adviser. For each of the above reasons, the profitability to the Adviser from its relationship with the Portfolio was a not a material factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Adviser's management of the Portfolio to be a material factor in its consideration, although it was noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rate on assets above specified levels.

In connection with these considerations, the Board of Trustees determined that a sub-advisory arrangement between the Manager and Van Kampen was in the best interests of the Portfolio and its shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of Van Kampen with comparable funds, the Board (including a majority of Disinterested Trustees) determined approval of the Advisory Agreement was in the best interests of the Portfolio.

                                                                   SEMI 605

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Item 2. Code of Ethics.

Item applicable only to annual reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)  Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:     /s/ Elizabeth M. Forget
        --------------------------------
        Elizabeth M. Forget
        President

Date:   August 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Elizabeth M. Forget
        --------------------------------
        Elizabeth M. Forget
        President

Date:   August 30, 2005

By:     /s/ Jeffrey A. Tupper
        --------------------------------
        Jeffrey A. Tupper
        Chief Financial Officer and Treasurer

Date:   August 30, 2005